UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-05555

                         SANFORD C. BERNSTEIN FUND, INC.

               (Exact name of registrant as specified in charter)

             1345 Avenue of the Americas, New York, New York 10105
              (Address of principal executive offices) (Zip code)

                                 Mark R. Manley
                        Alliance Capital Management L.P.
                           1345 Avenue of the Americas
                            New York, New York 10105
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 221-5672

                   Date of fiscal year end: September 30, 2005

                  Date of reporting period: September 30, 2005

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ITEM 1.  REPORTS TO STOCKHOLDERS.

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                        SANFORD C. BERNSTEIN FUND, INC.
                                       AND
                       SANFORD C. BERNSTEIN FUND II, INC.
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                                                                   ANNUAL REPORT
                                                              SEPTEMBER 30, 2005

Fixed-Income
---------------&-----------------------
                   International Equity
                     Investments

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Table of Contents

Portfolio Manager Commentaries ............................................    1

Historical Performance ....................................................    8

Mountain Charts ...........................................................   11

Fund Expenses .............................................................   13

Portfolio Summaries .......................................................   14

Statements of Assets and Liabilities ......................................   18

Statements of Operations ..................................................   26

Statements of Changes in Net Assets .......................................   30

Financial Highlights ......................................................   38

Notes to Financial Statements .............................................   52

Directors and Officers ....................................................   79


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Before investing in any portfolio of the Sanford C. Bernstein Fund, Inc. or the
Sanford C. Bernstein Fund II, Inc., a prospective investor should consider carefully the portfolio's investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the Funds' prospectus, an additional copy of which may be obtained by visiting our website at www.bernstein.com and clicking on "Prospectuses" at the bottom of any screen or by calling your financial adviser or by calling Bernstein's mutual fund shareholder help line at (212) 756-4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please visit our website at www.bernstein.com and click on "Updated Fund Performance" at the bottom of any screen.

This shareholder report must be preceded or accompanied by the Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc. prospectuses for individuals who are not shareholders of the Funds.

You may obtain a description of the Funds' proxy voting policies and procedures, without charge. Simply visit Bernstein's website at www.bernstein.com or go to the Securities and Exchange Commission's (the "Commission") website at www.sec.gov or call Bernstein at (212) 756-4097.

Beginning in February 2005, the Funds will file their complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the Commission's website at www.sec.gov. The Funds' Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.


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                          Investment Products Offered:
       o Are Not FDIC Insured o May Lose Value o Are Not Bank Guaranteed
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Portfolio Manager Commentaries

To Our Shareholders--November 18, 2005

This report provides management's discussion of fund performance for the 12 portfolios of the Sanford C. Bernstein Fund, Inc. and one portfolio of the Sanford C. Bernstein Fund II, Inc., for the annual reporting period ended September 30, 2005.

Bernstein Tax-Managed International Portfolio

Investment Objective and Strategy

Bernstein Tax-Managed International Portfolio (the "Portfolio") seeks to provide long-term capital growth through investments in equity securities of established foreign companies constituting the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index, plus Canada. Normally, approximately 50% of the value of the Portfolio will consist of international growth stocks, and 50% of the value of the Portfolio will consist of international value stocks. The Portfolio will be rebalanced to maintain this targeted allocation, however, the actual weightings of securities will vary within a narrow range, usually from 45% to 55%. The Portfolio seeks to minimize the impact of taxes on shareholders' return.

Bernstein International Portfolio

Investment Objective and Strategy

Bernstein International Portfolio (the "Portfolio") seeks to provide long-term capital growth through investments in equity securities of established foreign companies constituting the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index, plus Canada. Normally, approximately 50% of the value of the Portfolio will consist of international growth stocks, and 50% of the value of the Portfolio will consist of international value stocks. The Portfolio will be rebalanced to maintain this targeted allocation, however, the actual weightings of securities will vary within a narrow range, usually from 45% to 55%. The Portfolio is managed without regard to tax considerations.

Investment Results

The chart on page 10 shows performance for the Bernstein Tax-Managed International and Bernstein International Portfolios compared with their benchmark, the MSCI EAFE Index (cap-weighted, unhedged), for the six- and 12-month periods ended September 30, 2005.

Both Portfolios outperformed their benchmark over the six-month period, but trailed it over the 12-month reporting period. Overall, value as a style significantly outperformed growth during the 12-month period, which was reflected in the Portfolios: the value segment of the Portfolios contributed to relative performance, while growth holdings detracted from performance.

For the 12-month period ended September 30, 2005, positive stock selection in industrial and energy shares was not sufficient to offset the impact from holdings in the consumer, financial and resources sectors. Within resources (which had the largest impact), several companies held by the Portfolios declined during the period, including an aluminum company and a paper company. The Portfolios were also impacted by sector overweights and underweights within the period.

During the most recent six-month period ended September 30, 2005, positive stock selection in industrial and energy shares drove relative performance with stock selection in the consumer sectors, offsetting some of the gains. Within industrials, most of the gains came from the Portfolios' Japanese holdings. These shares benefited from strong second-quarter GDP data, suggesting that pronounced job and wage increases may at last be laying the foundations for a self-sustaining recovery. This trend was also the factor behind the strong returns of the Portfolios' Japanese financial holdings. Portfolio negatives in the six-month period were concentrated in the Portfolios' consumer shares.

Market Review and Investment Strategy

International equity markets rallied in the third quarter of 2005 amid renewed optimism about near-term economic and corporate earnings growth. As a result, the MSCI EAFE Index finished up 9.26% for the six-month period ended September 30, 2005. The Index was up a very strong 25.79% in the 12-month period, reflecting current strong returns and the powerful rally in the fourth quarter of 2004 when stocks surged 15.3%.

Unsurprisingly, energy stocks led the market during the six-and 12-month periods, buoyed by sustained high oil prices, but the performance was broad-based with strong gains in most sectors. Cyclically-sensitive industrial-commodities stocks did particularly well while the consumer cyclical, telecom and technology sectors lagged the market.


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                                                         2005 Annual Report    1

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Portfolio Manager Commentaries (continued from previous page)


The turnaround in sentiment from the second quarter reflected mounting evidence that global economic expansion remains on track despite record-breaking oil prices. In Japan, investor optimism about economic reform was fueled by Prime Minister Junichiro Koizumi's emphatic election victory and encouraging second-quarter GDP data showing that private consumption contributed most to growth. While Europe's performance remained sluggish, a surge in largely cash-financed merger and acquisition activity highlighted the increased level of confidence in company boardrooms. Additionally, consensus forecasts call for Hurricanes Katrina and Rita putting only a relatively small and temporary damper on the U.S. economy, given the economy's robustness prior to the events and the likely massive private and public spending on reconstruction.

The Portfolios continue to hold roughly equal exposures to growth and value stocks, concentrating on building highly diversified, style-blended non-U.S. stock portfolios that capture the best ideas from our growth and value research specialists.

Bernstein Emerging Markets Portfolio

Investment Objective and Strategy

Prior to May 2, 2005, the Bernstein Emerging Markets Portfolio was known as the Bernstein Emerging Markets Value Portfolio (the "Portfolio"). Under normal circumstances, approximately 50% of the value of the Portfolio will consist of emerging markets value stocks and 50% will consist of emerging markets growth stocks. The Portfolio will be rebalanced as necessary to maintain this targeted allocation. However, depending on market conditions, the actual weightings of securities from each investment discipline may vary, normally from 45% to 55%.

The Portfolio seeks to provide long-term capital growth through investments in equity securities of companies in emerging-market countries. At least 80% of the Portfolio's net assets will be invested in such companies. The Portfolio will invest primarily in common stocks but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored ADRs and GDRs. The Portfolio may not necessarily be diversified on a geographical basis, but may also make investments in established foreign companies constituting the Morgan Stanley Capital International Emerging Markets (MSCI EM) Index.

Investment Results

The chart on page 10 shows performance for the Bernstein Emerging Markets Portfolio and its benchmark, the Morgan Stanley Capital International Emerging Markets (MSCI EM) Index for the six- and 12-month periods ended September 30, 2005.

Performance in the emerging markets in both the six- and 12-month periods ended September 30, 2005 was strong and broad-based, with every sector registering sizeable positive returns in both periods. As a result, both the Portfolio and its benchmark posted strong returns.

For the 12-month period ended September 30, 2005, the Portfolio outperformed its benchmark, with large relative contributions coming from holdings in the financial, consumer discretionary and materials sectors. The Portfolio underperformed its benchmark during the most recent six-month period ending September 30, 2005. Stock selection in the financial and industrials sectors was the biggest contributor to relative performance, while picks in the energy and materials sectors were among the biggest detractors. Due to the strong returns achieved by the Portfolio during both periods, the modest transactional (i.e., idle) cash held in the Portfolio created a drag on relative performance in both periods.

Market Review and Investment Strategy

Emerging market equities, with stronger earnings and economic growth, and trading at significant valuation discounts, continued to outperform their developed market peers during the annual reporting period.

As noted above, the Portfolio's investment strategy was broadened to seek investment opportunities using both the value-style and growth-style of investing. Since the transition from an all value-style of investing to a blend of value and growth was not yet completed as of September 30, 2005, the Portfolio allocation between the two investment styles was approximately 58% value-style and 42% growth-style as of the end of the reporting period.

Bernstein Intermediate Duration Portfolio and Bernstein Intermediate Duration Institutional Portfolio

Investment Objective and Strategy

Bernstein Intermediate Duration and Bernstein Intermediate Duration Institutional Portfolio (the "Portfolios") seek to


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2        Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

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Portfolio Manager Commentaries (continued from previous page)


provide safety of principal and a moderate-to-high rate of income that is subject to taxes. Under normal circumstances, the Portfolios will invest at least 65% of their total assets in securities rated AA or better by nationally recognized statistical rating organizations ("NRSROs") and comparably rated commercial paper and notes. In addition, the Portfolios will invest at least 80% of their total assets in securities rated A or better by NRSROs. The Portfolios may also invest up to 20% of their assets in fixed-income foreign securities in developed or emerging-market countries. The Portfolios seek to maintain an effective duration of three to six years under normal market conditions.

Investment Results

The chart on page 10 shows performance for the Bernstein Intermediate Duration and Bernstein Intermediate Duration Institutional Portfolios compared with their benchmark, the Lehman Brothers (LB) Aggregate Bond Index, for the six- and 12-month periods ended September 30, 2005.

Both Portfolios outperformed their benchmark for both the six-and 12-month periods ended September 30, 2005. Both Portfolios' shorter-than-benchmark duration, with an underweight focused on the two- to five-year area of the yield curve, was the primary contributor to their outperformance versus their benchmark during both time frames. U.S. interest rates, particularly in the short and intermediate area of the yield curve, rose as the Federal Reserve tightened monetary policy at a measured pace.

For the annual period under review, the yield curve flattened by 189 basis points as yields on shorter maturity Treasuries rose and longer maturities remained stable, or actually declined. Specifically, two-year and five-year yields rose by 156 basis points and 82 basis points, respectively. Ten-year yields rose more modestly by 20 basis points while longer 30-year maturity Treasuries actually declined by 32 basis points.

Also contributing positively to relative performance were the Portfolios' holdings in hedged non-U.S. government bonds. The Portfolios' modest allocations to high yield and emerging market debt, as well as a general underweight to U.S. governments, also added to each Portfolio's premium.

Market Review and Investment Strategy

Investment-grade fixed income returns were moderate during the annual reporting period reflecting generally higher interest rates, a significant flattening of the yield curve, and modest spread movement in the non-Treasury sectors. The U.S. Treasury market, as measured by the Lehman Brothers Treasury Index, posted a return of 2.48% for the reporting period despite the headwinds of continued rate increases by the Federal Reserve. Beginning in June 2004, the Federal Reserve hiked the Fed Funds benchmark rate 12 times for a total of 300 basis points, bringing the Fed Funds target from its all-time low of 1% to 4%. With rates rising, Treasury Inflation-Protected Securities (TIPS) outperformed conventional Treasuries at 3.84%, according to the Lehman Brothers 1-10 Year TIPS Index. Non-U.S. dollar government bonds also outperformed as global bond yields remained stable or actually declined. Hedged global bonds ex-U.S., returned 7.01%, according to JP Morgan, significantly outperforming their U.S. counterparts.

Corporate securities continued to benefit from favorable liquidity, robust investor demand and strong corporate earnings, returning 2.57% for the annual period, according to Lehman Brothers. Corporate spreads remained relatively stable, ending the year with an average spread of 88 basis points over Treasuries. Most industries posted positive returns with airlines, aerospace/defense and media/cable outperforming, while the automotive industry underperformed.

Asset-backed securities and collateralized mortgage-backed securities (CMBS) also posted modest returns of 1.88% and 1.94%, respectively, and outperformed other benchmark sectors on a duration adjusted basis. Mortgage pass-through securities returned 3.29%, benefiting from relatively low volatility and strong foreign demand. The non-benchmark sectors continued to outperform, supported by strong investor demand for yield. High yield corporate securities returned 6.71% while emerging-market debt posted 14.96%, according to Lehman Brothers.

During the 12-month period ended September 30, 2005, the Portfolios remained positioned for U.S. interest rates to rise. Accordingly, the management team kept its Portfolios' overall duration shorter than that of the benchmark. Also, each Portfolio was underweight in short and intermediate maturities to help protect against the negative effect of rising short-term interest rates. As a further buffer against rising U.S. interest rates, a portion of the Portfolios was invested in hedged non-U.S. government bonds and inflation-protected


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                                                         2005 Annual Report    3

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Portfolio Manager Commentaries (continued from previous page)


Treasuries. The Portfolios' underweight to U.S. Treasuries and agencies was maintained while moderate overweight positions in CMBS were held. Exposure to investment-grade credit was reduced to a modest underweight during the period. Additionally, the Portfolios continued to have small positions in both high yield and dollar-denominated emerging-market debt.

Bernstein Short Duration Plus Portfolio

Investment Objective and Strategy

Bernstein Short Duration Plus Portfolio (the "Portfolio") seeks to provide safety of principal and a moderate rate of income that is subject to taxes. Under normal circumstances, the Portfolio will invest at least 80% of its total assets in securities rated A or better by nationally recognized statistical rating organizations (NRSROs) and comparably rated commercial paper and notes. The Portfolio's investments may consist of corporate bonds, notes, U.S. government and agency securities, asset-backed securities, mortgage-related securities and inflation-protected securities, as well as others. The Portfolio may also invest up to 20% of its total assets in fixed-income securities rated BB or B by NRSROs, which are not investment grade. The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions.

Bernstein U.S. Government Short Duration Portfolio

Investment Objective and Strategy

Bernstein U.S. Government Short Duration Portfolio (the "Portfolio") seeks to provide safety of principal and a moderate rate of income that is generally exempt from state and local taxes. Under normal circumstances, the Portfolio will invest at least 80% of its assets in U.S. government and agency securities. Additionally, up to 10% of the Portfolio's total assets may be invested in other securities rated A or better by nationally recognized statistical rating organizations (NRSROs) and comparably rated commercial paper and notes. The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions.

To the extent the Portfolio is invested in U.S. government and agency securities, the income earned by the Portfolio is generally exempt from state and local taxes. However, states have different requirements for tax-exempt distributions and there is no assurance that your distributions from the Portfolio's income will not be subject to the state and local taxes of your state.

Investment Results

The chart on page 10 shows performance for the Bernstein Short Duration Plus and Bernstein U.S. Government Short Duration Portfolios compared with their benchmark, the Merrill Lynch 1-3 Year Treasury Index, for the six- and 12-month periods ended September 30, 2005.

The Bernstein U.S. Government Short Duration Portfolio marginally underperformed its benchmark, while the Bernstein Short Duration Plus Portfolio outperformed its benchmark for the 12-month period ended September 30, 2005. For the 12-month period under review, yield curve structure was the largest positive contributor to relative performance for both Portfolios. The duration of both Portfolios was positioned shorter than that of the benchmark as expectations were for U.S. interest rates to rise, particularly at the short end of the yield curve.

During the annual reporting period, the yield curve flattened by 189 basis points as yields on shorter maturity Treasuries rose and longer maturities remained stable, or actually declined. Specifically, two-year and five-year yields rose by 156 basis points and 82 basis points, respectively. Ten-year yields rose more modestly by 20 basis points while longer 30-year maturity Treasuries actually declined by 32 basis points. The significant flattening of the yield curve was spurred by prospects that the Federal Reserve would continue to unwind its overly accommodative monetary policy.

Also contributing positively to both Portfolios' relative performance was their exposure to non-U.S. Treasury holdings. Corporate securities, asset-backed securities (ABS), collateralized mortgage-backed securities (CMBS) and mortgage pass-throughs all posted positive excess returns over Treasuries.

Market Review and Investment Strategy

Investment-grade fixed-income returns were moderate during the annual reporting period, reflecting generally higher interest rates, a significant flattening of the yield curve, and modest spread movement in the non-Treasury sectors. The U.S. Treasury market, as measured by the Merrill Lynch 1-3 Year Treasury Index, posted a return of 0.98% for the 12-month period ended September 30, 2005 despite the headwinds of continued rate increases by the Federal Reserve. Beginning in June 2004, the Federal Reserve hiked the Fed Funds benchmark rate 12 times for a total of 300 basis points, bringing the Fed Funds target from


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4        Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

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Portfolio Manager Commentaries (continued from previous page)


its all-time low of 1% to 4%. With rates rising, inflation-protected Treasuries
(TIPS) outperformed conventional Treasuries at 3.84%, according to the Lehman Brothers 1-10 Year TIPS Index.

Corporate securities continued to benefit from favorable liquidity, robust investor demand and strong corporate earnings, returning 1.47% for the annual period under review, according to the Merrill Lynch 1-3 Year Corporate Index. Corporate spreads remained relatively stable with most industries posting positive returns. By industry: airlines, aerospace/defense and media/cable outperformed while the automotive industry underperformed. ABS and CMBS also posted modest returns of 1.88% and 1.94%, respectively; however they outperformed other benchmark sectors on a duration-adjusted basis, according to Lehman Brothers. Mortgage pass-through securities, according to the Merrill Lynch 0-3 Year (WAL) Index, returned 2.38%, benefiting from relatively low volatility and strong demand from government-sponsored entities.

During the reporting period, the Portfolios remained positioned for U.S. interest rates to rise. Accordingly, the Portfolios' management team kept both Portfolios' overall duration shorter than that of the benchmark to help protect against the negative effects of rising interest rates. As a further buffer against rising U.S. interest rates, the management team continued to invest a portion of the Portfolios in inflation-protected Treasuries and floating-rate securities. Additionally, exposure to non-Treasury securities, including structured product and mortgage pass-through securities, was maintained in both Portfolios along with an allocation to corporate securities in the Bernstein Short Duration Plus Portfolio. The management team believed these non-Treasury holdings were likely to earn their yield advantage and outperform Treasuries.

Bernstein Short Duration California Municipal Portfolio

Investment Objective and Strategy

Bernstein Short Duration California Municipal Portfolio (the "Portfolio") seeks to provide safety of principal and a moderate rate of return after taking account of federal, state and local taxes for California residents. Under normal circumstances, the Portfolio will invest at least 80% of its assets in municipal securities issued by the state of California or its political subdivisions, or otherwise exempt from California state income tax. The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in our opinion, these securities will enhance the after-tax return for California investors.

Bernstein Short Duration New York Municipal Portfolio

Investment Objective and Strategy

Bernstein Short Duration New York Municipal Portfolio (the "Portfolio") seeks to provide safety of principal and a moderate rate of return after taking account of federal, state and local taxes for New York residents. Under normal circumstances, the Portfolio will invest at least 80% of its assets in municipal securities issued by the state of New York or its political subdivisions, or otherwise exempt from New York state income tax. The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in our opinion, these securities will enhance the after-tax return for New York investors.

Bernstein Short Duration Diversified Municipal Portfolio

Investment Objective and Strategy

Bernstein Short Duration Diversified Municipal Portfolio (the "Portfolio") seeks to provide safety of principal and maximize total return after taking account of federal taxes. Under normal circumstances, the Portfolio will invest at least 80% of its assets in municipal securities. The Portfolio will invest no more than 25% of its total assets in municipal securities of issuers located in any one state.

Each of the Bernstein Short Duration California Municipal, Bernstein Short Duration New York Municipal and Bernstein Short Duration Diversified Municipal Portfolios (the "Portfolios") invests at least 80% of its total assets in municipal securities rated A or better by nationally recognized statistical rating organizations ("NRSROs") and comparably rated municipal notes. Each of the Portfolios may invest up to 20% of its assets in fixed-income securities rated BB or B by NRSROs, which are not investment-grade. Each of the Portfolios seeks to maintain an effective duration of one-half year to two and one-half years under normal market conditions.


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Portfolio Manager Commentaries (continued from previous page)

Investment Results

The chart on page 10 shows performance for each of the Bernstein Short Duration Portfolios compared to their benchmark, the Lehman Brothers (LB) 1-Year Municipal Index, for the six- and 12-month periods ended September 30, 2005.

The Bernstein Short Duration California Portfolio and the Bernstein Short Duration Diversified Portfolio marginally outperformed their benchmark and Lipper composite during the six- and 12-month periods under review. The Bernstein Short Duration California Portfolio modestly underperformed the benchmark and composite during the same time frames. Security selection helped all three Portfolios' performance during both periods under review. About a year ago, the management team concluded that long-maturity, premium-coupon, callable bonds were significantly undervalued. The management team established target weights for the Portfolios of up to 5%. These bonds have performed relatively well since then, as long-term yields have actually declined modestly while short- and intermediate-term yields have risen. As a result, the yield advantage of these bonds over comparable-duration intermediate bonds declined, and the management team has been taking profits from the Portfolios' positions.

Returns by sector within the municipal market were generally in line with each other, so there was limited opportunity to add value through credit research. One exception was municipal tobacco-backed bonds, which strongly outperformed. The management team has avoided this sector because of significant legal challenges to the agreement underlying these bonds' security.

Market Review and Investment Strategy

Hurricane Katrina, which will likely go on record as the United States' most severe and most costly natural disaster, is likely to lead, over the near term, to higher energy prices, lower consumer spending and potentially weaker employment on a national level. In the longer run, the federal government's fiscal response to the hurricane should allow the U.S. economy to expand at a healthy rate while increasing both inflation pressures and the federal budget deficit. As such, we expect the U.S. Federal Reserve to prolong its rate-tightening cycle into 2006. The Portfolios had very little exposure to the region affected by the hurricane. Virtually all of the bonds that the Portfolios held from the region were insured, pre-refunded or otherwise guaranteed. The management team took advantage of opportunities to buy a small amount of discounted bonds that were dumped into the market by investors nervous about the impact of the hurricane.

The Portfolios' interest-rate risk remains modestly lower than that of the benchmark as interest rates remain too low relative to the current rates of inflation and economic growth, in the opinion of the management team. As a result, all three of the Portfolios' small positions in long-maturity, premium-coupon, callable bonds were sold during the summer and they are now in a more concentrated maturity position. Such bonds performed well since the management team started purchasing them a year ago, as long-term yields fell while short- and intermediate-term yields rose. State of California bonds continue to play a role in all three Portfolios. The management team has a positive outlook on the credit quality of New York City and New York State. In the case of New York City, the management team believes that there is room for further spread narrowing.

Bernstein California Municipal Portfolio

Investment Objective and Strategy

Bernstein California Municipal Portfolio (the "Portfolio") seeks to provide safety of principal and maximize total return after taking account of federal, state and local taxes for California residents. Under normal circumstances, the Portfolio will invest at least 80% of its assets in municipal securities issued by the state of California or its political subdivisions, or otherwise exempt from California state income tax. The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in our opinion, these securities will enhance the after-tax return for California investors.

Bernstein New York Municipal Portfolio

Investment Objective and Strategy

Bernstein New York Municipal Portfolio (the "Portfolio") seeks to provide safety of principal and maximize total return after taking account of federal, state and local taxes for New York residents. Under normal circumstances, the Portfolio will invest at least 80% of its assets in municipal securities issued by the state of New York or its political subdivisions, or otherwise exempt from New York state income tax. The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in our opinion, these securities will enhance the after-tax return for New York investors.


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Portfolio Manager Commentaries (continued from previous page)

Bernstein Diversified Municipal Portfolio

Investment Objective and Strategy

Bernstein Diversified Municipal Portfolio (the "Portfolio") seeks to provide safety of principal and maximize total return after taking account of federal taxes. Under normal circumstances, the Portfolio will invest at least 80% of its assets in municipal securities. The Portfolio will invest no more than 25% of its total assets in municipal securities of issuers located in any one state.

Each of the Bernstein California Municipal, New York Municipal and Diversified Municipal Portfolios (the "Portfolios") invests at least 80% of its total assets in municipal securities rated A or better by nationally recognized statistical rating organizations ("NRSROs") and comparably rated municipal notes. Each of the Portfolios may invest up to 20% of its assets in fixed-income securities rated BB or B by NRSROs, which are not investment-grade. Each of the Portfolios seeks to maintain an effective duration of three and one-half to seven years under normal market conditions.

Investment Results

The chart on page 10 shows performance for the Bernstein California, Bernstein New York and Bernstein Diversified Municipal Portfolios compared with their benchmark, the Lehman Brothers (LB) 5-Year General Obligation (GO) Municipal Index, for the six- and 12-month periods ended September 30, 2005.

The Bernstein California Portfolio and the Bernstein New York Portfolio outperformed their benchmark during the six- and 12-month periods under review. The Bernstein Diversified Portfolio also outperformed the benchmark during the 12-month reporting period, but marginally trailed it during the six-month period ended September 30, 2005. The returns of all three Portfolios were generally in line with those of their Lipper composite and absolute returns were modestly positive for both the six- and 12-month periods ended September 30, 2005. Security selection helped the Portfolios' performance during both periods under review. About a year ago, the management team concluded that long-maturity, premium-coupon, callable bonds were significantly undervalued. The management team established target weights for the Portfolios of up to 18%. These bonds have performed relatively well since then, as long-term yields have actually declined modestly while short- and intermediate-term yields have risen. As a result, the yield advantage of these bonds over comparable-duration intermediate bonds declined, and the management team has been taking profits from the Portfolios' positions.

Returns by sector within the municipal market were generally in line with each other, so there was limited opportunity to add value through credit research. One exception was municipal tobacco-backed bonds, which strongly outperformed. The management team has avoided this sector because of significant legal challenges to the agreement underlying these bonds' security.

Market Review and Investment Strategy

Hurricane Katrina, which will likely go on record as the United States' most severe and most costly natural disaster, is likely to lead, over the near term, to higher energy prices, lower consumer spending and potentially weaker employment on a national level. In the longer run, the federal government's fiscal response to the hurricane should allow the U.S. economy to expand at a healthy rate while increasing both inflation pressures and the federal budget deficit. As such, we expect the U.S. Federal Reserve to prolong its rate-tightening cycle into 2006. The Portfolios had very little exposure to the region affected by the hurricane. Virtually all of the bonds that the Portfolios held from the region were insured, pre-refunded or otherwise guaranteed. The management team took advantage of opportunities to buy a small amount of discounted bonds that were dumped into the market by investors nervous about the impact of the hurricane.

The Portfolios' interest-rate risk remains modestly lower than that of the benchmark as interest rates remain too low relative to the current rates of inflation and economic growth, in the opinion of the management team. As a result, the Portfolios' positions in long-maturity, premium-coupon, callable bonds are being reduced. Such bonds performed well since the management team started purchasing them a year ago, as long-term yields fell while short- and intermediate-term yields rose. State of California bonds continue to play a role in all three Portfolios. The management team has a positive outlook on the credit quality of New York City and New York State. In the case of New York City, the management team believes that there is room for further spread narrowing.


                   (Portfolio Manager Commentaries concluded)
--------------------------------------------------------------------------------
                                                         2005 Annual Report    7

================================================================================
Historical Performance

An Important Note About the Value of Historical Performance

The performance shown on pages 10-12 represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.bernstein.com and clicking on "Updated Fund Performance" at the bottom of any screen.

The investment return and principal value of an investment in the Portfolios will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Before investing in any portfolio of the Sanford C. Bernstein Fund, Inc. or the Sanford C. Bernstein Fund II, Inc., a prospective investor should consider carefully the portfolio's investment objectives, policies, charges, expenses and risks. For a copy of the Funds' prospectus, which contains this and other information, visit our website at www.bernstein.com and click on "Prospectuses" at the bottom of any screen. You should read the prospectus carefully before investing.

Returns are annualized for periods longer than one year and do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Certain Bernstein Emerging Markets Portfolio performance data presented herein do not reflect the deduction of purchase and redemption fees, which, when reflected as shown herein, reduces such before-fees performance quoted. All fees and expenses related to the operation of the Portfolios have been deducted, except as noted for Bernstein Emerging Markets Portfolio. Bernstein Tax-Managed International Portfolio, Bernstein International Portfolio and Bernstein Emerging Markets Portfolio returns throughout this report include dividends net of withholding taxes. On April 30, 1999, the Bernstein International Value Portfolio (IVP) was split into two portfolios: Bernstein International Value II (now known as International) for tax-exempt investors such as 401(k) and other retirement plans; and Bernstein Tax-Managed International Value (now known as Tax-Managed International) for taxable investors. Both Portfolios have the same overall investment style, except that the latter includes tax management. International is an extension of the original IVP in that it is managed without regard to tax considerations. The returns shown on pages 10-11 reflect the performance of the Bernstein Tax-Managed International Portfolio and the Bernstein International Portfolio using an all-value investment style through August 2003. In September 2003, the investment style of each of the Bernstein International Portfolios changed from all value to a blend of growth and value. In May 2005, the investment style of the Bernstein Emerging Markets Portfolio changed from all value to a blend of growth and value.

During the reporting period, the Adviser waived a portion of its advisory fee or reimbursed Bernstein Intermediate Duration Institutional Portfolio for a portion of its expenses to the extent necessary to limit the Portfolio's expenses to 0.45%. This waiver extends through the Portfolio's current fiscal year and may be extended by the Adviser for additional one-year terms. Without the waiver, the Fund's expenses would have been higher and its performance would have been lower than that shown.

Benchmark Disclosures

None of the following indices or averages reflect fees and expenses associated with the active management of a mutual fund portfolio. The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index is a market capitalization-weighted index that measures stock performance in 21 countries in Europe, Australasia and the Far East. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The Lipper Emerging Markets Index represents the performance for funds that have generally similar investment objectives to their respective Bernstein Portfolios, although some may have different investment policies and sales and management fees. The Lehman Brothers Aggregate Bond Index represents the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. The Merrill Lynch 1-3 Year Treasury Index is comprised of U.S. Treasury obligations with remaining maturities of 1-2.99 years. The Lehman Brothers 5-Year General Obligation Municipal Index is a total-return performance benchmark for the intermediate-term, investment-grade tax-exempt bond market. The Lehman Brothers 1-Year Municipal Index is a total-return performance benchmark for the short-term municipal bond market with maturities of up to 1.99 years. Lipper Composites are the equal-weighted average returns of the funds in the relevant Lipper Analytical Services categories; the average fund in a category may differ in


                 (Historical Performance continued on next page)
--------------------------------------------------------------------------------
8        Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

================================================================================
Historical Performance (continued from previous page)

composition from the portfolios. Investors cannot invest directly in indices, and their results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

Bernstein Tax-Managed International and International Portfolios: Substantially all of the Portfolios' assets will be invested in foreign securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments. In addition, because the Portfolios will invest in foreign currency denominated securities, fluctuations in the value of the Portfolios' investments may be magnified by changes in foreign exchange rates. Because the Portfolios allocate between "growth" and "value" stocks, an investment in the Portfolios is subject to the risk that this allocation will result in lower returns when one style is outperforming another than if the Portfolios had invested entirely in the outperforming style. In addition, the transaction costs associated with the systematic rebalancing of the Portfolios may be significant over time. The Tax-Managed International Portfolio may employ strategies that take into account the tax impact of buy and sell decisions on the Portfolio's shareholders. While the Portfolio seeks to maximize after-tax returns, there can be no assurance that the strategies will be effective, and the use of these strategies may affect the gross returns of the Portfolio.

Bernstein Emerging Markets Portfolio: This Portfolio invests a significant amount of its assets in foreign securities which involves risks not associated with U.S. investments, including currency fluctuations, accounting differences and political instability and economic changes. These risks are heightened with respect to investments in emerging-market countries where there is an even greater amount of economic, political and social instability. Because the Portfolio allocates between "growth" and "value" stocks, an investment in the Portfolio is subject to the risk that this allocation will result in lower returns when one style is outperforming another than if the Portfolio had invested entirely in the outperforming style. In addition, the transaction costs associated with the systematic rebalancing of the Portfolio may be significant over time.

Bernstein Intermediate Duration, Bernstein Short Duration Plus, Bernstein U.S. Government Short Duration, Bernstein Short Duration Diversified Municipal, Bernstein Diversified Municipal, Bernstein Short Duration California Municipal, Bernstein Short Duration New York Municipal, Bernstein California Municipal and Bernstein New York Municipal Portfolios: Price fluctuation may be caused by changes in the general level of interest rates or changes in bond credit-quality ratings. Increases in interest rates may cause the value of the Portfolios' investments to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Investments in the Portfolios are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income-related investments. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the fund. Portfolio purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The Portfolios invest principally in bonds and other fixed-income securities. High yield bonds involve a greater risk of default and price volatility than other bonds. Investing in non-investment grade securities presents special risks, including credit risk.

Bernstein Intermediate Duration, Bernstein Short Duration Plus, Bernstein Short Duration Diversified Municipal and Bernstein Diversified Municipal Portfolios:
These Portfolios can invest up to 20% of their assets in non-investment-grade bonds, which are subject to greater risk of loss of principal and interest, as well as the possibility of greater market risk, than higher-rated bonds.

Bernstein Short Duration California Municipal, Bernstein Short Duration New York Municipal, Bernstein California Municipal and Bernstein New York Municipal
Portfolios: These Portfolios can invest up to 20% of their assets in non-investment-grade bonds, which are subject to greater risk of loss of principal and interest, as well as the possibility of greater market risk, than higher-rated bonds. The Portfolios are "non-diversified" and therefore may hold more concentrated positions and be subject to certain additional risks than a "diversified" portfolio.

All Bernstein Portfolios: In order to achieve their investment objectives, the Portfolios may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. Each Portfolio's risks are fully discussed in its prospectus.


                 (Historical Performance continued on next page)
--------------------------------------------------------------------------------
                                                         2005 Annual Report    9

================================================================================
Historical Performance (unaudited) (continued from previous page)


                                                     TOTAL RETURNS             AVERAGE ANNUAL TOTAL RETURNS
                                                 --------------------     ------------------------------------
                                                 PAST SIX     PAST 12       PAST          PAST         SINCE         INCEPTION
THROUGH SEPTEMBER 30, 2005                        MONTHS      MONTHS      FIVE YEARS     10 YEARS    INCEPTION         DATE
===================================================================================================================================
SANFORD C. BERNSTEIN FUND PORTFOLIOS VS. THEIR BENCHMARKS AND LIPPER COMPOSITES
-----------------------------------------------------------------------------------------------------------------------------------
Tax-Managed International                          9.87%       23.62%        7.48%         9.45%        9.67%         June 22, 1992
     Pre-liquidation, after-tax                    9.87        23.44         6.78          8.07         8.45
     Post-liquidation, after-tax                   6.41        15.96         6.17          7.52         7.91
-----------------------------------------------------------------------------------------------------------------------------------
International                                     10.08        23.90         7.70            --         6.97         April 30, 1999
-----------------------------------------------------------------------------------------------------------------------------------
MSCI EAFE Index                                    9.26        25.79         3.16          5.83
-----------------------------------------------------------------------------------------------------------------------------------
International Large-Cap Core Lipper Composite      9.51        24.09         0.48          5.79


Emerging Markets                                                                                                  December 15, 1995
     Before deduction of purchase and
     redemption fees                              21.27        53.35        22.43            --         9.70

     After deduction of purchase and
     redemption fees*                             17.65        48.78        21.69            --         9.36
-----------------------------------------------------------------------------------------------------------------------------------
MSCI Emerging Markets Index                       23.12        47.18        14.47          6.10
-----------------------------------------------------------------------------------------------------------------------------------
Lipper Emerging Markets Index                     22.68        45.83        14.51            --
-----------------------------------------------------------------------------------------------------------------------------------
International Large-Cap Core Lipper Composite      9.51        24.09         0.48          5.79

Intermediate Duration                              2.45         3.35         5.73          5.72         7.15       January 17, 1989
-----------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index               2.31         2.80         6.62          6.55
-----------------------------------------------------------------------------------------------------------------------------------
Intermediate Bond Lipper Composite                 1.98         2.35         5.75          5.61

Short Duration Plus                                1.16         1.10         3.97          4.68         5.75      December 12, 1988
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Government Short Duration                     0.96         0.90         3.74          4.40         5.45        January 3, 1989
-----------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch 1-3 Year Treasury Index              1.23         0.98         4.08          4.98
-----------------------------------------------------------------------------------------------------------------------------------
Short-Term Bond Lipper Composite                   1.26         1.31         3.70          4.52

Short Duration Diversified Municipal               1.31         1.36         2.85          3.28         3.48        October 3, 1994
-----------------------------------------------------------------------------------------------------------------------------------
Short Duration California Municipal                1.09         1.11         2.30          2.96         3.20        October 3, 1994
-----------------------------------------------------------------------------------------------------------------------------------
Short Duration New York Municipal                  1.30         1.37         2.62          3.07         3.27        October 3, 1994
-----------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers 1-Year Muni Index                  1.14         1.16         3.02          3.67
-----------------------------------------------------------------------------------------------------------------------------------
Short-Term Municipal Lipper Composite              1.11         1.13         2.82          3.36

Diversified Municipal                              1.80         1.62         4.53          4.57         5.50        January 9, 1989
-----------------------------------------------------------------------------------------------------------------------------------
California Municipal                               1.93         2.09         4.10          4.42         5.25         August 6, 1990
-----------------------------------------------------------------------------------------------------------------------------------
New York Municipal                                 2.06         1.90         4.53          4.56         5.55        January 9, 1989
-----------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers 5-Year GO Muni Index               1.83         1.51         5.08          4.97

Intermediate Municipal Lipper Composite            1.97         1.76         4.79          4.61


SANFORD C. BERNSTEIN FUND II PORTFOLIO VS. ITS BENCHMARK AND LIPPER COMPOSITE
Intermediate Duration Institutional                2.45%        3.41%          --            --         5.42%          May 17, 2002
-----------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index               2.31         2.80         6.62%         6.55%
-----------------------------------------------------------------------------------------------------------------------------------
Intermediate Bond Lipper Composite                 1.98         2.35         5.75          5.61

* Prior to May 2, 2005, the Portfolio imposed a 2% fee on purchases and redemptions. Effective May 2, 2005, the fees were reduced from 2% to 1%. The fees are retained by the Portfolio, not paid to Bernstein.

       See Historical Performance and Benchmark Disclosures on pages 8-9.


                 (Historical Performance continued on next page)
--------------------------------------------------------------------------------
10       Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

================================================================================
Historical Performance (continued from previous page)

Sanford C. Bernstein Fund, Inc.
--------------------------------------------------------------------------------

Foreign Stock Portfolios

--------------------------------------------------------------------------------
Tax-Managed International
--------------------------------------------------------------------------------

Growth of $25,000

                               [GRAPHIC OMITTED]

 [The following table was represented as a line graph in the printed material.]

                     Tax Managed        MSCI EAFE Foreign           Lipper
                    International       Stock-Market Index      International
     Yr:Month     (after all costs)     (before all costs)      Large-Cap Core
     --------    -------------------    ------------------      ---------------
        '95:9          $25,000               $25,000                $25,000
           10          $24,815               $24,328                $24,560
           11          $24,896               $25,005                $24,808
           12          $25,933               $26,012                $25,525
         96:1          $27,002               $26,119                $26,046
            2          $26,955               $26,207                $26,199
            3          $27,434               $26,764                $26,645
            4          $28,535               $27,542                $27,463
            5          $28,583               $27,035                $27,466
            6          $28,903               $27,187                $27,699
            7          $27,801               $26,393                $26,663
            8          $27,913               $26,451                $27,018
            9          $28,967               $27,153                $27,620
           10          $28,935               $26,875                $27,496
           11          $30,180               $27,945                $28,805
           12          $30,463               $27,585                $28,960
         97:1          $30,446               $26,620                $28,870
            2          $30,872               $27,055                $29,312
            3          $31,538               $27,153                $29,415
            4          $31,743               $27,297                $29,535
            5          $32,767               $29,074                $31,352
            6          $34,183               $30,677                $32,844
            7          $35,941               $31,173                $33,833
            8          $33,688               $28,845                $31,336
            9          $35,702               $30,461                $33,329
           10          $33,859               $28,120                $30,769
           11          $33,483               $27,833                $30,594
           12          $33,286               $28,076                $30,866
         98:1          $35,126               $29,360                $31,659
            2          $36,610               $31,244                $33,803
            3          $39,484               $32,206                $35,473
            4          $39,259               $32,461                $36,012
            5          $40,442               $32,303                $36,048
            6          $40,273               $32,548                $35,785
            7          $40,893               $32,878                $36,303
            8          $34,807               $28,804                $31,098
            9          $33,135               $27,921                $30,065
           10          $34,657               $30,832                $32,428
           11          $36,667               $32,411                $34,150
           12          $36,932               $33,690                $35,175
         99:1          $36,994               $33,591                $35,519
            2          $36,019               $32,790                $34,695
            3          $38,279               $34,159                $35,944
            4          $40,291               $35,543                $37,529
            5          $39,358               $33,712                $35,991
            6          $40,871               $35,027                $37,772
            7          $41,473               $36,068                $38,732
            8          $41,950               $36,200                $39,014
            9          $41,535               $36,564                $39,217
           10          $41,867               $37,933                $40,692
           11          $42,344               $39,251                $43,561
           12          $45,319               $42,774                $48,805
         00:1          $42,647               $40,056                $45,901
            2          $43,215               $41,135                $48,302
            3          $44,582               $42,729                $49,036
            4          $43,552               $40,481                $46,212
            5          $43,531               $39,492                $44,853
            6          $45,487               $41,037                $46,742
            7          $44,456               $39,316                $45,012
            8          $44,898               $39,657                $45,584
            9          $42,983               $37,726                $42,858
           10          $42,521               $36,835                $41,431
           11          $41,826               $35,454                $39,691
           12          $43,109               $36,714                $41,028
         01:1          $43,948               $36,695                $41,188
            2          $42,340               $33,944                $37,980
            3          $40,103               $31,681                $35,237
            4          $42,829               $33,883                $37,708
            5          $41,711               $32,687                $36,463
            6          $41,501               $31,350                $35,100
            7          $40,476               $30,780                $34,183
            8          $40,243               $30,000                $33,223
            9          $35,466               $26,961                $29,811
           10          $36,724               $27,652                $30,610
           11          $37,237               $28,671                $31,779
           12          $37,711               $28,842                $32,230
         02:1          $36,596               $27,309                $30,664
            2          $37,213               $27,501                $30,833
            3          $39,395               $28,988                $32,399
            4          $40,439               $29,180                $32,493
            5          $41,625               $29,550                $32,714
            6          $39,822               $28,374                $31,464
            7          $36,004               $25,573                $28,280
            8          $35,695               $25,515                $28,150
            9          $31,070               $22,775                $25,048
           10          $32,754               $23,999                $26,508
           11          $35,102               $25,088                $27,664
           12          $34,502               $24,244                $26,640
         03:1          $33,612               $23,232                $25,409
            2          $33,372               $22,699                $24,739
            3          $31,929               $22,253                $24,256
            4          $36,377               $24,434                $26,471
            5          $38,757               $25,914                $27,935
            6          $39,767               $26,541                $28,443
            7          $40,801               $27,183                $28,992
            8          $41,498               $27,840                $29,560
            9          $42,147               $28,698                $30,146
           10          $44,383               $30,487                $31,816
           11          $45,105               $31,164                $32,525
           12          $47,898               $33,599                $34,860
        04:01          $48,215               $34,074                $35,408
            2          $48,850               $34,861                $36,077
            3          $49,217               $35,057                $35,994
            4          $48,362               $34,264                $35,004
            5          $48,386               $34,379                $35,032
            6          $49,192               $35,132                $35,666
            7          $47,702               $33,992                $34,363
            8          $48,362               $34,142                $34,517
            9          $49,876               $35,035                $35,369
           10          $50,951               $36,229                $36,506
           11          $53,882               $38,704                $38,755
           12          $56,318               $40,402                $40,388
        05:01          $55,171               $39,661                $39,490
            2          $57,590               $41,374                $41,179
            3          $56,118               $40,335                $40,078
            4          $54,447               $39,387                $39,193
            5          $54,472               $39,406                $39,161
            6          $55,245               $39,929                $39,673
            7          $57,291               $41,153                $40,988
            8          $59,286               $42,192                $42,324
            9          $61,655               $44,072                $43,890

--------------------------------------------------------------------------------
International
--------------------------------------------------------------------------------

Growth of $25,000

                               [GRAPHIC OMITTED]

 [The following table was represented as a line graph in the printed material.]

                                           MSCI EAFE Foreign         Lipper
                 International            Stock-Market Index     International
 Yr:Month      (after all costs)          (before all costs)    Large-Cap Core
 --------      -----------------          ------------------    ---------------
    '99:4            $25,000                   $25,000              $25,000
        5            $24,357                   $23,713              $23,975
        6            $25,270                   $24,637              $25,162
        7            $25,708                   $25,369              $25,801
        8            $26,081                   $25,462              $25,989
        9            $25,875                   $25,718              $26,124
       10            $25,888                   $26,682              $27,107
       11            $26,004                   $27,609              $29,018
       12            $27,631                   $30,087              $32,511
     00:1            $26,032                   $28,175              $30,577
        2            $26,461                   $28,933              $32,176
        3            $27,384                   $30,055              $32,665
        4            $26,708                   $28,473              $30,784
        5            $26,734                   $27,778              $29,879
        6            $28,034                   $28,864              $31,137
        7            $27,358                   $27,654              $29,984
        8            $27,670                   $27,894              $30,365
        9            $26,578                   $26,536              $28,549
       10            $26,253                   $25,909              $27,599
       11            $25,915                   $24,937              $26,440
       12            $26,812                   $25,824              $27,331
     01:1            $27,373                   $25,811              $27,437
        2            $26,500                   $23,876              $25,300
        3            $25,191                   $22,284              $23,473
        4            $26,687                   $23,833              $25,119
        5            $25,908                   $22,991              $24,290
        6            $25,799                   $22,051              $23,381
        7            $25,159                   $21,650              $22,771
        8            $25,097                   $21,101              $22,131
        9            $22,073                   $18,964              $19,858
       10            $22,821                   $19,450              $20,391
       11            $23,055                   $20,167              $21,169
       12            $23,347                   $20,287              $21,470
     02:1            $22,705                   $19,209              $20,427
        2            $23,122                   $19,343              $20,539
        3            $24,424                   $20,390              $21,582
        4            $25,034                   $20,525              $21,645
        5            $25,645                   $20,785              $21,792
        6            $24,601                   $19,958              $20,960
        7            $22,126                   $17,987              $18,839
        8            $22,030                   $17,946              $18,752
        9            $19,202                   $16,019              $16,685
       10            $20,262                   $16,880              $17,658
       11            $21,708                   $17,646              $18,428
       12            $21,284                   $17,053              $17,746
     03:1            $20,845                   $16,341              $16,926
        2            $20,650                   $15,966              $16,480
        3            $19,756                   $15,652              $16,158
        4            $22,520                   $17,186              $17,633
        5            $24,016                   $18,228              $18,609
        6            $24,683                   $18,668              $18,947
        7            $25,317                   $19,120              $19,313
        8            $25,723                   $19,582              $19,691
        9            $26,114                   $20,185              $20,081
       10            $27,496                   $21,444              $21,194
       11            $27,935                   $21,920              $21,666
       12            $29,661                   $23,633              $23,222
     04:1            $29,891                   $23,967              $23,587
        2            $30,301                   $24,520              $24,032
        3            $30,580                   $24,658              $23,977
        4            $30,088                   $24,100              $23,318
        5            $30,202                   $24,181              $23,336
        6            $30,695                   $24,711              $23,759
        7            $29,759                   $23,909              $22,891
        8            $30,137                   $24,015              $22,993
        9            $31,089                   $24,643              $23,561
       10            $31,729                   $25,483              $24,318
       11            $33,584                   $27,224              $25,817
       12            $35,143                   $28,418              $26,904
     05:1            $34,398                   $27,896              $26,306
        2            $35,921                   $29,102              $27,431
        3            $34,994                   $28,371              $26,698
        4            $33,968                   $27,704              $26,108
        5            $33,968                   $27,717              $26,087
        6            $34,464                   $28,085              $26,428
        7            $35,706                   $28,946              $27,304
        8            $37,014                   $29,677              $28,194
        9            $38,520                   $30,999              $29,237

--------------------------------------------------------------------------------
Emerging Markets
--------------------------------------------------------------------------------

Growth of $25,000

                               [GRAPHIC OMITTED]

 [The following table was represented as a line graph in the printed material.]

                    Emerging Markets
                    (after deduction       MSCI Emerging
                    of purchase and        Markets Index        Lipper Emerging
Yr:Month            redemption fees+    (before all costs)      Markets Index
---------           ----------------    ------------------     ---------------
   '95:12               $25,000              $25,000                $25,000
     96:1               $26,784              $26,777                $27,272
        2               $26,760              $26,351                $26,954
        3               $27,071              $26,557                $27,178
        4               $28,422              $27,618                $28,131
        5               $28,266              $27,495                $28,407
        6               $27,932              $27,667                $28,461
        7               $26,186              $25,776                $26,805
        8               $26,174              $26,436                $27,536
        9               $26,090              $26,665                $27,818
       10               $24,942              $25,954                $27,175
       11               $25,803              $26,388                $27,794
       12               $26,226              $26,508                $28,037
     97:1               $28,281              $28,316                $30,166
        2               $28,953              $29,528                $31,243
        3               $28,593              $28,753                $30,442
        4               $28,100              $28,804                $30,448
        5               $28,401              $29,628                $31,498
        6               $29,230              $31,214                $33,048
        7               $30,395              $31,680                $34,010
        8               $27,115              $27,648                $30,275
        9               $27,079              $28,414                $31,368
       10               $22,898              $23,752                $26,132
       11               $20,700              $22,885                $24,939
       12               $19,952              $23,437                $25,166
     98:1               $19,113              $21,599                $23,415
        2               $20,954              $23,853                $25,419
        3               $21,956              $24,888                $26,311
        4               $21,405              $24,617                $26,366
        5               $18,687              $21,243                $22,430
        6               $16,433              $19,015                $20,304
        7               $16,595              $19,618                $20,923
        8               $12,374              $13,946                $14,928
        9               $12,663              $14,830                $15,488
       10               $14,128              $16,392                $16,977
       11               $15,618              $17,755                $18,118
       12               $15,743              $17,498                $17,891
     99:1               $15,350              $17,216                $17,528
        2               $15,553              $17,383                $17,377
        3               $17,581              $19,674                $19,313
        4               $21,092              $22,108                $21,996
        5               $21,498              $21,980                $21,730
        6               $23,767              $24,474                $24,170
        7               $23,133              $23,809                $23,568
        8               $23,222              $24,026                $23,307
        9               $22,398              $23,213                $22,479
       10               $22,550              $23,707                $23,156
       11               $24,033              $25,833                $25,710
       12               $27,238              $29,118                $30,227
     00:1               $26,320              $29,292                $29,876
        2               $25,467              $29,678                $30,767
        3               $25,594              $29,823                $30,859
        4               $24,371              $26,996                $27,502
        5               $22,651              $25,880                $26,039
        6               $23,377              $26,792                $27,330
        7               $23,174              $25,414                $26,215
        8               $22,970              $25,539                $26,485
        9               $21,543              $23,309                $23,953
       10               $20,027              $21,619                $22,164
       11               $18,842              $19,729                $20,160
       12               $19,568              $20,205                $20,888
     01:1               $21,135              $22,987                $23,309
        2               $20,495              $21,187                $21,502
        3               $19,125              $19,106                $19,451
        4               $19,686              $20,050                $20,445
        5               $20,326              $20,290                $21,007
        6               $19,986              $19,873                $20,642
        7               $18,785              $18,617                $19,362
        8               $19,007              $18,434                $19,110
        9               $16,292              $15,581                $16,383
       10               $16,631              $16,548                $17,243
       11               $17,963              $18,275                $18,952
       12               $18,861              $19,726                $20,161
     02:1               $20,007              $20,394                $20,956
        2               $20,441              $20,729                $21,425
        3               $21,442              $21,976                $22,599
        4               $21,982              $22,119                $22,875
        5               $22,009              $21,766                $22,664
        6               $20,560              $20,133                $21,008
        7               $19,625              $18,602                $19,438
        8               $19,664              $18,889                $19,598
        9               $17,978              $16,851                $17,632
       10               $18,452              $17,944                $18,473
       11               $19,664              $19,179                $19,716
       12               $19,585              $18,542                $19,229
     03:1               $19,876              $18,461                $19,118
        2               $19,638              $17,963                $18,667
        3               $19,002              $17,454                $18,065
        4               $21,161              $19,008                $19,805
        5               $22,604              $20,373                $21,229
        6               $23,902              $21,534                $22,298
        7               $25,425              $22,882                $23,319
        8               $26,656              $24,418                $24,877
        9               $27,557              $24,597                $25,428
       10               $30,258              $26,691                $27,409
       11               $30,960              $27,019                $27,816
       12               $34,643              $28,977                $30,179
    04:01               $34,469              $30,006                $31,042
        2               $35,819              $31,391                $32,436
        3               $36,301              $31,794                $32,871
        4               $34,002              $29,195                $30,280
        5               $33,133              $28,620                $29,689
        6               $33,774              $28,750                $29,841
        7               $34,403              $28,242                $29,403
        8               $36,100              $29,424                $30,546
        9               $38,639              $31,124                $32,337
       10               $40,016              $31,869                $33,324
       11               $44,854              $34,821                $36,065
       12               $48,217              $36,497                $37,933
    05:01               $48,340              $36,613                $38,068
        2               $53,317              $39,828                $41,242
        3               $48,861              $37,204                $38,438
        4               $47,847              $36,212                $37,498
        5               $48,875              $37,487                $38,658
        6               $49,958              $38,781                $39,941
        7               $53,687              $41,525                $42,698
        8               $54,907              $41,899                $43,362
        9               $58,661              $45,806                $47,156

Taxable Bond Portfolios

--------------------------------------------------------------------------------
Intermediate Duration
--------------------------------------------------------------------------------

Growth of $25,000

                               [GRAPHIC OMITTED]

 [The following table was represented as a line graph in the printed material.]

                Intermediate          Lehman Brothers
                  Duration          Aggregate Bond Index     Lipper Intermediate
 Yr:Month     (after all costs)      (before all costs)        Bond Composite
 --------     -----------------     --------------------     -------------------
    '95:9          $25,000                $25,000                  $25,000
       10          $25,397                $25,325                  $25,310
       11          $25,755                $25,704                  $25,664
       12          $26,161                $26,065                  $25,990
     96:1          $26,255                $26,238                  $26,162
        2          $25,743                $25,782                  $25,714
        3          $25,597                $25,603                  $25,540
        4          $25,490                $25,459                  $25,384
        5          $25,477                $25,407                  $25,338
        6          $25,751                $25,748                  $25,627
        7          $25,847                $25,819                  $25,686
        8          $25,853                $25,776                  $25,665
        9          $26,264                $26,225                  $26,084
       10          $26,799                $26,806                  $26,611
       11          $27,306                $27,265                  $27,060
       12          $27,098                $27,011                  $26,822
     97:1          $27,129                $27,094                  $26,900
        2          $27,185                $27,162                  $26,954
        3          $26,897                $26,861                  $26,671
        4          $27,247                $27,263                  $27,017
        5          $27,453                $27,520                  $27,250
        6          $27,783                $27,847                  $27,552
        7          $28,350                $28,598                  $28,260
        8          $28,211                $28,354                  $28,012
        9          $28,539                $28,772                  $28,401
       10          $28,926                $29,190                  $28,736
       11          $29,006                $29,324                  $28,817
       12          $29,173                $29,619                  $29,076
     98:1          $29,513                $30,000                  $29,451
        2          $29,513                $29,977                  $29,410
        3          $29,610                $30,080                  $29,513
        4          $29,725                $30,237                  $29,640
        5          $29,994                $30,524                  $29,903
        6          $30,141                $30,783                  $30,119
        7          $30,260                $30,848                  $30,176
        8          $30,559                $31,350                  $30,544
        9          $30,990                $32,084                  $31,219
       10          $30,741                $31,915                  $30,991
       11          $31,055                $32,096                  $31,134
       12          $31,177                $32,192                  $31,237
     99:1          $31,479                $32,422                  $31,436
        2          $31,023                $31,856                  $30,852
        3          $31,263                $32,033                  $31,074
        4          $31,391                $32,134                  $31,167
        5          $31,272                $31,855                  $30,843
        6          $31,196                $31,751                  $30,729
        7          $31,048                $31,616                  $30,624
        8          $30,983                $31,600                  $30,575
        9          $31,312                $31,967                  $30,881
       10          $31,364                $32,085                  $30,921
       11          $31,413                $32,082                  $30,946
       12          $31,378                $31,928                  $30,813
     00:1          $31,267                $31,823                  $30,699
        2          $31,588                $32,208                  $30,997
        3          $31,911                $32,632                  $31,353
        4          $31,690                $32,539                  $31,181
        5          $31,523                $32,524                  $31,118
        6          $32,181                $33,201                  $31,747
        7          $32,411                $33,502                  $31,991
        8          $32,781                $33,988                  $32,407
        9          $32,992                $34,201                  $32,615
       10          $32,885                $34,428                  $32,686
       11          $33,286                $34,990                  $33,147
       12          $34,004                $35,640                  $33,777
     01:1          $34,665                $36,222                  $34,341
        2          $34,826                $36,538                  $34,647
        3          $34,949                $36,721                  $34,799
        4          $34,749                $36,569                  $34,611
        5          $34,984                $36,790                  $34,805
        6          $35,018                $36,929                  $34,910
        7          $35,645                $37,754                  $35,685
        8          $35,990                $38,187                  $36,045
        9          $36,224                $38,631                  $36,351
       10          $36,946                $39,440                  $37,017
       11          $36,614                $38,896                  $36,565
       12          $36,448                $38,649                  $36,320
     02:1          $36,680                $38,962                  $36,545
        2          $36,824                $39,340                  $36,830
        3          $36,255                $38,685                  $36,248
        4          $36,649                $39,435                  $36,847
        5          $37,002                $39,770                  $37,134
        6          $36,828                $40,114                  $37,223
        7          $37,063                $40,598                  $37,454
        8          $37,768                $41,284                  $38,083
        9          $38,211                $41,952                  $38,582
       10          $38,110                $41,761                  $38,377
       11          $38,349                $41,750                  $38,466
       12          $39,057                $42,613                  $39,233
     03:1          $39,130                $42,649                  $39,288
        2          $39,653                $43,239                  $39,827
        3          $39,647                $43,206                  $39,820
        4          $40,151                $43,562                  $40,218
        5          $40,847                $44,374                  $40,954
        6          $40,714                $44,286                  $40,904
        7          $39,315                $42,798                  $39,581
        8          $39,697                $43,082                  $39,824
        9          $40,654                $44,222                  $40,837
       10          $40,426                $43,810                  $40,515
       11          $40,575                $43,915                  $40,620
       12          $41,047                $44,361                  $41,007
    04:01          $41,376                $44,718                  $41,309
        2          $41,750                $45,202                  $41,683
        3          $42,034                $45,541                  $41,977
        4          $41,055                $44,356                  $40,985
        5          $40,842                $44,178                  $40,787
        6          $41,038                $44,428                  $40,970
        7          $41,389                $44,868                  $41,330
        8          $42,042                $45,724                  $42,035
        9          $42,174                $45,848                  $42,146
       10          $42,571                $46,233                  $42,468
       11          $42,330                $45,864                  $42,208
       12          $42,718                $46,286                  $42,558
    05:01          $42,982                $46,577                  $42,749
        2          $42,820                $46,302                  $42,559
        3          $42,543                $46,064                  $42,299
        4          $42,984                $46,687                  $42,784
        5          $43,440                $47,193                  $43,177
        6          $43,691                $47,450                  $43,402
        7          $43,419                $47,018                  $43,074
        8          $43,893                $47,621                  $43,558
        9          $43,585                $47,130                  $43,135

--------------------------------------------------------------------------------
Short Duration Plus
--------------------------------------------------------------------------------

Growth of $25,000

                               [GRAPHIC OMITTED]

 [The following table was represented as a line graph in the printed material.]

                  Short                                      Merrill Lynch 1-3
              Duration Plus     Lipper Short Investment     Year Treasury Index
 Yr:Month   (after all costs)    Grade Bond Composite        (before all costs)
 --------   -----------------   -----------------------     -------------------
   '95: 9        $25,000               $25,000                    $25,000
       10        $25,224               $25,203                    $25,211
       11        $25,405               $25,417                    $25,434
       12        $25,630               $25,618                    $25,629
     96:1        $25,771               $25,810                    $25,847
        2        $25,680               $25,712                    $25,738
        3        $25,672               $25,688                    $25,715
        4        $25,724               $25,699                    $25,736
        5        $25,775               $25,740                    $25,789
        6        $25,922               $25,917                    $25,974
        7        $26,046               $26,016                    $26,077
        8        $26,160               $26,094                    $26,166
        9        $26,384               $26,329                    $26,403
       10        $26,698               $26,600                    $26,701
       11        $26,875               $26,810                    $26,905
       12        $26,857               $26,810                    $26,905
     97:1        $27,005               $26,928                    $27,031
        2        $27,077               $27,006                    $27,094
        3        $27,070               $26,976                    $27,083
        4        $27,257               $27,182                    $27,304
        5        $27,422               $27,366                    $27,491
        6        $27,590               $27,544                    $27,680
        7        $27,800               $27,844                    $27,984
        8        $27,867               $27,858                    $28,010
        9        $28,022               $28,062                    $28,223
       10        $28,191               $28,219                    $28,432
       11        $28,264               $28,284                    $28,501
       12        $28,345               $28,445                    $28,696
     98:1        $28,596               $28,692                    $28,975
        2        $28,635               $28,724                    $29,000
        3        $28,700               $28,833                    $29,118
        4        $28,827               $28,960                    $29,254
        5        $28,950               $29,111                    $29,410
        6        $29,064               $29,239                    $29,563
        7        $29,220               $29,359                    $29,701
        8        $29,420               $29,558                    $30,074
        9        $29,732               $29,907                    $30,473
       10        $29,765               $29,892                    $30,622
       11        $29,869               $29,955                    $30,596
       12        $30,026               $30,066                    $30,704
     99:1        $30,167               $30,201                    $30,825
        2        $30,069               $30,071                    $30,675
        3        $30,290               $30,297                    $30,888
        4        $30,400               $30,409                    $30,988
        5        $30,454               $30,351                    $30,968
        6        $30,552               $30,400                    $31,064
        7        $30,633               $30,427                    $31,163
        8        $30,698               $30,476                    $31,253
        9        $30,869               $30,692                    $31,456
       10        $30,954               $30,766                    $31,540
       11        $31,063               $30,855                    $31,599
       12        $31,161               $30,904                    $31,645
     00:1        $31,154               $30,895                    $31,633
        2        $31,328               $31,093                    $31,844
        3        $31,480               $31,270                    $32,041
        4        $31,495               $31,282                    $32,124
        5        $31,590               $31,364                    $32,256
        6        $31,930               $31,724                    $32,591
        7        $32,067               $31,915                    $32,797
        8        $32,284               $32,164                    $33,039
        9        $32,526               $32,427                    $33,277
       10        $32,506               $32,515                    $33,455
       11        $32,753               $32,791                    $33,772
       12        $33,130               $33,175                    $34,175
     01:1        $33,560               $33,620                    $34,603
        2        $33,740               $33,835                    $34,828
        3        $34,024               $34,068                    $35,118
        4        $34,124               $34,143                    $35,212
        5        $34,354               $34,345                    $35,411
        6        $34,494               $34,468                    $35,531
        7        $34,892               $34,899                    $35,930
        8        $35,155               $35,102                    $36,137
        9        $35,582               $35,456                    $36,732
       10        $35,967               $35,740                    $37,079
       11        $35,846               $35,579                    $36,999
       12        $35,896               $35,533                    $37,012
     02:1        $36,023               $35,636                    $37,087
        2        $36,068               $35,743                    $37,266
        3        $35,912               $35,539                    $37,014
        4        $36,187               $35,823                    $37,428
        5        $36,377               $36,020                    $37,578
        6        $36,585               $36,067                    $37,893
        7        $36,853               $36,208                    $38,356
        8        $36,976               $36,436                    $38,488
        9        $37,282               $36,677                    $38,806
       10        $37,280               $36,694                    $38,894
       11        $37,359               $36,721                    $38,777
       12        $37,724               $37,079                    $39,142
     03:1        $37,777               $37,142                    $39,137
        2        $37,993               $37,359                    $39,300
        3        $38,026               $37,409                    $39,372
        4        $38,177               $37,564                    $39,445
        5        $38,389               $37,800                    $39,593
        6        $38,440               $37,861                    $39,654
        7        $38,185               $37,495                    $39,438
        8        $38,226               $37,532                    $39,464
        9        $38,558               $37,932                    $39,823
       10        $38,456               $37,805                    $39,675
       11        $38,501               $37,811                    $39,654
       12        $38,693               $38,006                    $39,884
    04:01        $38,815               $38,116                    $39,965
        2        $38,992               $38,291                    $40,156
        3        $39,145               $38,416                    $40,282
        4        $38,750               $38,046                    $39,894
        5        $38,645               $37,973                    $39,857
        6        $38,694               $37,996                    $39,853
        7        $38,830               $38,135                    $39,998
        8        $39,062               $38,378                    $40,274
        9        $39,085               $38,385                    $40,239
       10        $39,205               $38,499                    $40,362
       11        $39,080               $38,393                    $40,162
       12        $39,182               $38,490                    $40,246
    05:01        $39,222               $38,488                    $40,232
        2        $39,140               $38,454                    $40,140
        3        $39,061               $38,402                    $40,143
        4        $39,265               $38,584                    $40,368
        5        $39,372               $38,715                    $40,520
        6        $39,450               $38,815                    $40,599
        7        $39,376               $38,743                    $40,484
        8        $39,589               $38,953                    $40,736
        9        $39,515               $38,886                    $40,635

--------------------------------------------------------------------------------
U.S. Government Short Duration
--------------------------------------------------------------------------------

Growth of $25,000

                               [GRAPHIC OMITTED]

 [The following table was represented as a line graph in the printed material.]

               U.S. Government                                Merrill Lynch 1-3
                Short Duration         Lipper Short U.S.     Year Treasury Index
 Yr:Month     (after all costs)      Gov't Bond Composite     (before all costs)
 --------     -----------------      --------------------    -------------------
     95:9           $25,000                $25,000                 $25,000
       10           $25,195                $25,223                 $25,211
       11           $25,384                $25,465                 $25,434
       12           $25,560                $25,676                 $25,629
     96:1           $25,693                $25,861                 $25,847
        2           $25,617                $25,742                 $25,738
        3           $25,626                $25,711                 $25,715
        4           $25,612                $25,716                 $25,736
        5           $25,642                $25,747                 $25,789
        6           $25,805                $25,920                 $25,974
        7           $25,903                $26,005                 $26,077
        8           $25,992                $26,075                 $26,166
        9           $26,191                $26,300                 $26,403
       10           $26,476                $26,576                 $26,701
       11           $26,651                $26,780                 $26,905
       12           $26,605                $26,772                 $26,905
     97:1           $26,747                $26,898                 $27,031
        2           $26,815                $26,968                 $27,094
        3           $26,809                $26,919                 $27,083
        4           $26,993                $27,116                 $27,304
        5           $27,157                $27,276                 $27,491
        6           $27,325                $27,421                 $27,680
        7           $27,533                $27,706                 $27,984
        8           $27,580                $27,717                 $28,010
        9           $27,730                $27,908                 $28,223
       10           $27,920                $28,103                 $28,432
       11           $27,970                $28,165                 $28,501
       12           $28,107                $28,303                 $28,696
     98:1           $28,310                $28,544                 $28,975
        2           $28,344                $28,564                 $29,000
        3           $28,429                $28,658                 $29,118
        4           $28,531                $28,770                 $29,254
        5           $28,650                $28,917                 $29,410
        6           $28,779                $29,044                 $29,563
        7           $28,927                $29,160                 $29,701
        8           $29,166                $29,457                 $30,074
        9           $29,491                $29,817                 $30,473
       10           $29,578                $29,867                 $30,622
       11           $29,599                $29,861                 $30,596
       12           $29,668                $29,948                 $30,704
     99:1           $29,780                $30,092                 $30,825
        2           $29,690                $29,974                 $30,675
        3           $29,888                $30,151                 $30,888
        4           $30,000                $30,269                 $30,988
        5           $29,989                $30,242                 $30,968
        6           $30,064                $30,251                 $31,064
        7           $30,144                $30,290                 $31,163
        8           $30,207                $30,345                 $31,253
        9           $30,395                $30,536                 $31,456
       10           $30,480                $30,615                 $31,540
       11           $30,557                $30,695                 $31,599
       12           $30,583                $30,704                 $31,645
     00:1           $30,583                $30,725                 $31,633
        2           $30,756                $30,901                 $31,844
        3           $30,909                $31,145                 $32,041
        4           $31,029                $31,257                 $32,124
        5           $31,120                $31,310                 $32,256
        6           $31,399                $31,623                 $32,591
        7           $31,558                $31,810                 $32,797
        8           $31,793                $32,045                 $33,039
        9           $32,005                $32,276                 $33,277
       10           $32,164                $32,460                 $33,455
       11           $32,456                $32,778                 $33,772
       12           $32,827                $33,119                 $34,175
     01:1           $33,226                $33,543                 $34,603
        2           $33,408                $33,798                 $34,828
        3           $33,613                $34,014                 $35,118
        4           $33,691                $34,109                 $35,212
        5           $33,847                $34,307                 $35,411
        6           $33,918                $34,400                 $35,531
        7           $34,291                $34,764                 $35,930
        8           $34,548                $34,952                 $36,137
        9           $35,083                $35,410                 $36,732
       10           $35,418                $35,718                 $37,079
       11           $35,292                $35,586                 $36,999
       12           $35,305                $35,550                 $37,012
     02:1           $35,396                $35,660                 $37,087
        2           $35,572                $35,839                 $37,266
        3           $35,392                $35,631                 $37,014
        4           $35,757                $35,976                 $37,428
        5           $35,884                $36,131                 $37,578
        6           $36,138                $36,355                 $37,893
        7           $36,534                $36,700                 $38,356
        8           $36,682                $36,855                 $38,488
        9           $36,985                $37,090                 $38,806
       10           $37,045                $37,146                 $38,894
       11           $36,936                $37,060                 $38,777
       12           $37,296                $37,364                 $39,142
     03:1           $37,328                $37,374                 $39,137
        2           $37,490                $37,541                 $39,300
        3           $37,502                $37,563                 $39,372
        4           $37,601                $37,636                 $39,445
        5           $37,786                $37,752                 $39,593
        6           $37,791                $37,771                 $39,654
        7           $37,486                $37,487                 $39,438
        8           $37,470                $37,497                 $39,464
        9           $37,760                $37,795                 $39,823
       10           $37,657                $37,667                 $39,675
       11           $37,671                $37,665                 $39,654
       12           $37,833                $37,834                 $39,884
    04:01           $37,913                $37,910                 $39,965
        2           $38,104                $38,064                 $40,156
        3           $38,242                $38,153                 $40,282
        4           $37,848                $37,820                 $39,894
        5           $37,738                $37,717                 $39,857
        6           $37,750                $37,735                 $39,853
        7           $37,910                $37,868                 $39,998
        8           $38,096                $38,094                 $40,274
        9           $38,109                $38,061                 $40,239
       10           $38,244                $38,165                 $40,362
       11           $38,108                $38,035                 $40,162
       12           $38,188                $38,114                 $40,246
    05:01           $38,212                $38,117                 $40,232
        2           $38,148                $38,046                 $40,140
        3           $38,087                $38,016                 $40,143
        4           $38,267                $38,196                 $40,368
        5           $38,385                $38,341                 $40,520
        6           $38,446                $38,417                 $40,599
        7           $38,358                $38,327                 $40,484
        8           $38,545                $38,529                 $40,736
        9           $38,452                $38,452                 $40,635

      Each chart shows the growth of $25,000 for the 10-year period ending September 30, 2005, or if the Portfolio's inception date is less than 10 years ago, growth is shown from the first full month after its inception date.

* Portfolio, benchmark and Lipper returns are from the close of business on September 30, 1995 (except Emerging Markets Portfolio which is from December 31, 1995 and International Portfolio which is from April 30,
      1999) through the close of business on September 30, 2005.

+ Reflects the growth of $25,000 in the Portfolio after deduction of the purchase fee each investor must pay to the Portfolio upon making an investment in the Portfolio (except for reinvested capital gains and dividends) and the redemption fee payable on closing out an investment in the Portfolio. Before purchase and redemption charges and excluding these fees, an investment of $25,000 in this Portfolio would have increased to $60,462. The purchase fee is taken out of the first month's return and the redemption fee is taken out of the last month's return. Prior to May 2, 2005, the Portfolio imposed a 2% fee on purchases and redemptions. Effective May 2, 2005, the fees were reduced from 2% to 1%. The fees are retained by the Portfolio, not paid to Bernstein.

       See Historical Performance and Benchmark Disclosures on pages 8-9.


                 (Historical Performance continued on next page)
--------------------------------------------------------------------------------
                                                         2005 Annual Report   11

================================================================================
Historical Performance (continued from previous page)

Sanford C. Bernstein Fund, Inc.
Municipal Bond Portfolios (Intermediate and Short Duration)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Short Duration Diversified Municipal
--------------------------------------------------------------------------------

Growth of $25,000

                               [GRAPHIC OMITTED]

 [The following table was represented as a line graph in the printed material.]

               Short Duration      Lehman Brothers One-Year
            Diversified Municipal      Municipal Index        Lipper Short-Term
 Yr:Month     (after all costs)      (before all costs)      Municipal Composite
 --------   ---------------------  ------------------------  -------------------
    '95:9          $25,000                 $25,000                 $25,000
       10          $25,107                 $25,102                 $25,120
       11          $25,237                 $25,221                 $25,271
       12          $25,324                 $25,316                 $25,379
     96:1          $25,452                 $25,461                 $25,532
        2          $25,486                 $25,523                 $25,562
        3          $25,476                 $25,540                 $25,514
        4          $25,507                 $25,600                 $25,542
        5          $25,571                 $25,664                 $25,598
        6          $25,651                 $25,790                 $25,690
        7          $25,760                 $25,898                 $25,808
        8          $25,796                 $25,949                 $25,865
        9          $25,919                 $26,066                 $25,992
       10          $26,018                 $26,199                 $26,135
       11          $26,177                 $26,358                 $26,297
       12          $26,224                 $26,415                 $26,339
     97:1          $26,346                 $26,567                 $26,431
        2          $26,410                 $26,652                 $26,545
        3          $26,385                 $26,639                 $26,476
        4          $26,466                 $26,746                 $26,566
        5          $26,604                 $26,881                 $26,728
        6          $26,708                 $26,988                 $26,864
        7          $26,832                 $27,153                 $27,082
        8          $26,867                 $27,188                 $27,082
        9          $27,001                 $27,328                 $27,266
       10          $27,083                 $27,433                 $27,364
       11          $27,141                 $27,517                 $27,446
       12          $27,262                 $27,641                 $27,594
     98:1          $27,385                 $27,785                 $27,735
        2          $27,470                 $27,881                 $27,802
        3          $27,531                 $27,962                 $27,860
        4          $27,571                 $27,995                 $27,860
        5          $27,691                 $28,141                 $28,033
        6          $27,754                 $28,245                 $28,128
        7          $27,856                 $28,342                 $28,218
        8          $27,983                 $28,512                 $28,421
        9          $28,087                 $28,649                 $28,569
       10          $28,186                 $28,784                 $28,666
       11          $28,268                 $28,870                 $28,721
       12          $28,336                 $28,951                 $28,815
     99:1          $28,479                 $29,113                 $28,971
        2          $28,581                 $29,218                 $28,974
        3          $28,620                 $29,242                 $29,014
        4          $28,677                 $29,309                 $29,087
        5          $28,723                 $29,367                 $29,099
        6          $28,719                 $29,340                 $28,997
        7          $28,790                 $29,446                 $29,090
        8          $28,823                 $29,518                 $29,092
        9          $28,903                 $29,617                 $29,162
       10          $28,932                 $29,682                 $29,171
       11          $29,044                 $29,773                 $29,270
       12          $29,064                 $29,798                 $29,273
     00:1          $29,152                 $29,911                 $29,291
        2          $29,221                 $30,002                 $29,399
        3          $29,339                 $30,132                 $29,540
        4          $29,383                 $30,204                 $29,570
        5          $29,417                 $30,253                 $29,602
        6          $29,652                 $30,501                 $29,845
        7          $29,798                 $30,672                 $30,027
        8          $29,942                 $30,829                 $30,186
        9          $29,994                 $30,897                 $30,256
       10          $30,114                 $31,044                 $30,383
       11          $30,208                 $31,161                 $30,486
       12          $30,426                 $31,393                 $30,733
     01:1          $30,697                 $31,765                 $30,991
        2          $30,798                 $31,870                 $31,103
        3          $30,939                 $32,035                 $31,261
        4          $30,991                 $32,096                 $31,283
        5          $31,185                 $32,324                 $31,483
        6          $31,278                 $32,450                 $31,609
        7          $31,450                 $32,593                 $31,783
        8          $31,644                 $32,788                 $31,999
        9          $31,787                 $32,949                 $32,089
       10          $31,929                 $33,092                 $32,224
       11          $31,918                 $33,123                 $32,166
       12          $31,981                 $33,205                 $32,191
     02:1          $32,214                 $33,474                 $32,375
        2          $32,373                 $33,595                 $32,530
        3          $32,120                 $33,360                 $32,316
        4          $32,378                 $33,614                 $32,571
        5          $32,537                 $33,762                 $32,688
        6          $32,736                 $33,927                 $32,861
        7          $32,860                 $34,052                 $33,006
        8          $32,934                 $34,165                 $33,135
        9          $32,999                 $34,242                 $33,270
       10          $32,911                 $34,191                 $33,129
       11          $33,010                 $34,266                 $33,191
       12          $33,162                 $34,484                 $33,444
     03:1          $33,237                 $34,564                 $33,500
        2          $33,334                 $34,650                 $33,664
        3          $33,343                 $34,650                 $33,625
        4          $33,381                 $34,691                 $33,701
        5          $33,549                 $34,802                 $33,915
        6          $33,530                 $34,847                 $33,913
        7          $33,375                 $34,833                 $33,703
        8          $33,432                 $34,878                 $33,790
        9          $33,649                 $35,042                 $34,067
       10          $33,654                 $35,003                 $34,020
       11          $33,706                 $35,037                 $34,081
       12          $33,779                 $35,075                 $34,125
    04:01          $33,859                 $35,150                 $34,204
        2          $33,935                 $35,275                 $34,366
        3          $33,930                 $35,279                 $34,296
        4          $33,823                 $35,195                 $34,065
        5          $33,761                 $35,139                 $34,008
        6          $33,810                 $35,173                 $34,038
        7          $33,940                 $35,311                 $34,177
        8          $34,064                 $35,461                 $34,371
        9          $34,057                 $35,439                 $34,388
       10          $34,104                 $35,439                 $34,433
       11          $34,045                 $35,394                 $34,351
       12          $34,149                 $35,449                 $34,459
    05:01          $34,177                 $35,477                 $34,448
        2          $34,122                 $35,472                 $34,438
        3          $34,074                 $35,444                 $34,394
        4          $34,219                 $35,512                 $34,485
        5          $34,255                 $35,557                 $34,532
        6          $34,372                 $35,704                 $34,647
        7          $34,383                 $35,725                 $34,664
        8          $34,477                 $35,784                 $34,738
        9          $34,520                 $35,849                 $34,776

--------------------------------------------------------------------------------
Short Duration California Municipal
--------------------------------------------------------------------------------

Growth of $25,000

                               [GRAPHIC OMITTED]

 [The following table was represented as a line graph in the printed material.]

                Short Duration          Lehman Brothers
             California Municipal  One-Year Municipal Index   Lipper Short-Term
 Yr:Month     (after all costs)       (before all costs)     Municipal Composite
 --------   ---------------------  ------------------------  -------------------
    '95:9           $25,000                $25,000                 $25,000
       10           $25,104                $25,102                 $25,120
       11           $25,211                $25,221                 $25,271
       12           $25,284                $25,316                 $25,379
     96:1           $25,431                $25,461                 $25,532
        2           $25,457                $25,523                 $25,562
        3           $25,438                $25,540                 $25,514
        4           $25,483                $25,600                 $25,542
        5           $25,526                $25,664                 $25,598
        6           $25,625                $25,790                 $25,690
        7           $25,734                $25,898                 $25,808
        8           $25,773                $25,949                 $25,865
        9           $25,877                $26,066                 $25,992
       10           $25,999                $26,199                 $26,135
       11           $26,138                $26,358                 $26,297
       12           $26,183                $26,415                 $26,339
     97:1           $26,283                $26,567                 $26,431
        2           $26,343                $26,652                 $26,545
        3           $26,337                $26,639                 $26,476
        4           $26,416                $26,746                 $26,566
        5           $26,511                $26,881                 $26,728
        6           $26,612                $26,988                 $26,864
        7           $26,753                $27,153                 $27,082
        8           $26,782                $27,188                 $27,082
        9           $26,884                $27,328                 $27,266
       10           $26,957                $27,433                 $27,364
       11           $27,008                $27,517                 $27,446
       12           $27,126                $27,641                 $27,594
     98:1           $27,242                $27,785                 $27,735
        2           $27,323                $27,881                 $27,802
        3           $27,378                $27,962                 $27,860
        4           $27,390                $27,995                 $27,860
        5           $27,502                $28,141                 $28,033
        6           $27,585                $28,245                 $28,128
        7           $27,714                $28,342                 $28,218
        8           $27,834                $28,512                 $28,421
        9           $27,954                $28,649                 $28,569
       10           $28,073                $28,784                 $28,666
       11           $28,155                $28,870                 $28,721
       12           $28,184                $28,951                 $28,815
     99:1           $28,323                $29,113                 $28,971
        2           $28,402                $29,218                 $28,974
        3           $28,416                $29,242                 $29,014
        4           $28,489                $29,309                 $29,087
        5           $28,506                $29,367                 $29,099
        6           $28,496                $29,340                 $28,997
        7           $28,592                $29,446                 $29,090
        8           $28,642                $29,518                 $29,092
        9           $28,764                $29,617                 $29,162
       10           $28,792                $29,682                 $29,171
       11           $28,855                $29,773                 $29,270
       12           $28,851                $29,798                 $29,273
     00:1           $28,954                $29,911                 $29,291
        2           $29,066                $30,002                 $29,399
        3           $29,173                $30,132                 $29,540
        4           $29,185                $30,204                 $29,570
        5           $29,257                $30,253                 $29,602
        6           $29,488                $30,501                 $29,845
        7           $29,629                $30,672                 $30,027
        8           $29,798                $30,829                 $30,186
        9           $29,876                $30,897                 $30,256
       10           $29,995                $31,044                 $30,383
       11           $30,091                $31,161                 $30,486
       12           $30,258                $31,393                 $30,733
     01:1           $30,544                $31,765                 $30,991
        2           $30,639                $31,870                 $31,103
        3           $30,757                $32,035                 $31,261
        4           $30,759                $32,096                 $31,283
        5           $30,950                $32,324                 $31,483
        6           $31,041                $32,450                 $31,609
        7           $31,186                $32,593                 $31,783
        8           $31,321                $32,788                 $31,999
        9           $31,408                $32,949                 $32,089
       10           $31,512                $33,092                 $32,224
       11           $31,556                $33,123                 $32,166
       12           $31,593                $33,205                 $32,191
     02:1           $31,799                $33,474                 $32,375
        2           $31,852                $33,595                 $32,530
        3           $31,672                $33,360                 $32,316
        4           $31,845                $33,614                 $32,571
        5           $31,947                $33,762                 $32,688
        6           $32,038                $33,927                 $32,861
        7           $32,121                $34,052                 $33,006
        8           $32,230                $34,165                 $33,135
        9           $32,309                $34,242                 $33,270
       10           $32,183                $34,191                 $33,129
       11           $32,217                $34,266                 $33,191
       12           $32,420                $34,484                 $33,444
     03:1           $32,473                $34,564                 $33,500
        2           $32,576                $34,650                 $33,664
        3           $32,595                $34,650                 $33,625
        4           $32,618                $34,691                 $33,701
        5           $32,771                $34,802                 $33,915
        6           $32,736                $34,847                 $33,913
        7           $32,567                $34,833                 $33,703
        8           $32,633                $34,878                 $33,790
        9           $32,836                $35,042                 $34,067
       10           $32,801                $35,003                 $34,020
       11           $32,868                $35,037                 $34,081
       12           $32,911                $35,075                 $34,125
    04:01           $32,980                $35,150                 $34,204
        2           $33,074                $35,275                 $34,366
        3           $33,064                $35,279                 $34,296
        4           $32,932                $35,195                 $34,065
        5           $32,896                $35,139                 $34,008
        6           $32,943                $35,173                 $34,038
        7           $33,043                $35,311                 $34,177
        8           $33,111                $35,461                 $34,371
        9           $33,102                $35,439                 $34,388
       10           $33,149                $35,439                 $34,433
       11           $33,089                $35,394                 $34,351
       12           $33,163                $35,449                 $34,459
    05:01           $33,215                $35,477                 $34,448
        2           $33,158                $35,472                 $34,438
        3           $33,106                $35,444                 $34,394
        4           $33,215                $35,512                 $34,485
        5           $33,248                $35,557                 $34,532
        6           $33,380                $35,704                 $34,647
        7           $33,382                $35,725                 $34,664
        8           $33,438                $35,784                 $34,738
        9           $33,468                $35,849                 $34,776

--------------------------------------------------------------------------------
Short Duration New York Municipal
--------------------------------------------------------------------------------

Growth of $25,000

                               [GRAPHIC OMITTED]

 [The following table was represented as a line graph in the printed material.]

               Short Duration          Lehman Brothers
            New York Municipal    One-Year Municipal Index    Lipper Short-Term
 Yr:Month    (after all costs)       (before all costs)      Municipal Composite
 --------  ---------------------  ------------------------   -------------------
    '95:9          $25,000              $25,000                   $25,000
       10          $25,086              $25,102                   $25,120
       11          $25,202              $25,221                   $25,271
       12          $25,285              $25,316                   $25,379
     96:1          $25,430              $25,461                   $25,532
        2          $25,494              $25,523                   $25,562
        3          $25,475              $25,540                   $25,514
        4          $25,496              $25,600                   $25,542
        5          $25,558              $25,664                   $25,598
        6          $25,639              $25,790                   $25,690
        7          $25,753              $25,898                   $25,808
        8          $25,751              $25,949                   $25,865
        9          $25,884              $26,066                   $25,992
       10          $26,014              $26,199                   $26,135
       11          $26,143              $26,358                   $26,297
       12          $26,176              $26,415                   $26,339
     97:1          $26,286              $26,567                   $26,431
        2          $26,354              $26,652                   $26,545
        3          $26,333              $26,639                   $26,476
        4          $26,422              $26,746                   $26,566
        5          $26,528              $26,881                   $26,728
        6          $26,637              $26,988                   $26,864
        7          $26,766              $27,153                   $27,082
        8          $26,783              $27,188                   $27,082
        9          $26,918              $27,328                   $27,266
       10          $27,002              $27,433                   $27,364
       11          $27,058              $27,517                   $27,446
       12          $27,158              $27,641                   $27,594
     98:1          $27,285              $27,785                   $27,735
        2          $27,351              $27,881                   $27,802
        3          $27,415              $27,962                   $27,860
        4          $27,435              $27,995                   $27,860
        5          $27,555              $28,141                   $28,033
        6          $27,642              $28,245                   $28,128
        7          $27,726              $28,342                   $28,218
        8          $27,852              $28,512                   $28,421
        9          $27,956              $28,649                   $28,569
       10          $28,056              $28,784                   $28,666
       11          $28,121              $28,870                   $28,721
       12          $28,181              $28,951                   $28,815
     99:1          $28,327              $29,113                   $28,971
        2          $28,389              $29,218                   $28,974
        3          $28,453              $29,242                   $29,014
        4          $28,494              $29,309                   $29,087
        5          $28,524              $29,367                   $29,099
        6          $28,502              $29,340                   $28,997
        7          $28,584              $29,446                   $29,090
        8          $28,626              $29,518                   $29,092
        9          $28,693              $29,617                   $29,162
       10          $28,730              $29,682                   $29,171
       11          $28,828              $29,773                   $29,270
       12          $28,829              $29,798                   $29,273
     00:1          $28,904              $29,911                   $29,291
        2          $28,996              $30,002                   $29,399
        3          $29,089              $30,132                   $29,540
        4          $29,136              $30,204                   $29,570
        5          $29,193              $30,253                   $29,602
        6          $29,408              $30,501                   $29,845
        7          $29,550              $30,672                   $30,027
        8          $29,668              $30,829                   $30,186
        9          $29,739              $30,897                   $30,256
       10          $29,852              $31,044                   $30,383
       11          $29,968              $31,161                   $30,486
       12          $30,207              $31,393                   $30,733
     01:1          $30,449              $31,765                   $30,991
        2          $30,548              $31,870                   $31,103
        3          $30,711              $32,035                   $31,261
        4          $30,709              $32,096                   $31,283
        5          $30,920              $32,324                   $31,483
        6          $31,007              $32,450                   $31,609
        7          $31,152              $32,593                   $31,783
        8          $31,332              $32,788                   $31,999
        9          $31,390              $32,949                   $32,089
       10          $31,550              $33,092                   $32,224
       11          $31,534              $33,123                   $32,166
       12          $31,567              $33,205                   $32,191
     02:1          $31,799              $33,474                   $32,375
        2          $31,907              $33,595                   $32,530
        3          $31,728              $33,360                   $32,316
        4          $31,902              $33,614                   $32,571
        5          $32,010              $33,762                   $32,688
        6          $32,126              $33,927                   $32,861
        7          $32,219              $34,052                   $33,006
        8          $32,315              $34,165                   $33,135
        9          $32,377              $34,242                   $33,270
       10          $32,285              $34,191                   $33,129
       11          $32,324              $34,266                   $33,191
       12          $32,539              $34,484                   $33,444
     03:1          $32,577              $34,564                   $33,500
        2          $32,691              $34,650                   $33,664
        3          $32,666              $34,650                   $33,625
        4          $32,726              $34,691                   $33,701
        5          $32,915              $34,802                   $33,915
        6          $32,891              $34,847                   $33,913
        7          $32,724              $34,833                   $33,703
        8          $32,796              $34,878                   $33,790
        9          $33,000              $35,042                   $34,067
       10          $32,995              $35,003                   $34,020
       11          $33,067              $35,037                   $34,081
       12          $33,123              $35,075                   $34,125
    04:01          $33,178              $35,150                   $34,204
        2          $33,281              $35,275                   $34,366
        3          $33,252              $35,279                   $34,296
        4          $33,118              $35,195                   $34,065
        5          $33,083              $35,139                   $34,008
        6          $33,130              $35,173                   $34,038
        7          $33,233              $35,311                   $34,177
        8          $33,359              $35,461                   $34,371
        9          $33,382              $35,439                   $34,388
       10          $33,405              $35,439                   $34,433
       11          $33,377              $35,394                   $34,351
       12          $33,457              $35,449                   $34,459
    05:01          $33,539              $35,477                   $34,448
        2          $33,454              $35,472                   $34,438
        3          $33,403              $35,444                   $34,394
        4          $33,571              $35,512                   $34,485
        5          $33,630              $35,557                   $34,532
        6          $33,740              $35,704                   $34,647
        7          $33,716              $35,725                   $34,664
        8          $33,805              $35,784                   $34,738
        9          $33,838              $35,849                   $34,776

--------------------------------------------------------------------------------
Diversified Municipal
--------------------------------------------------------------------------------

Growth of $25,000

                               [GRAPHIC OMITTED]

 [The following table was represented as a line graph in the printed material.]

                                                             Lehman Brothers
            Diversified Municipal   Lipper Intermediate     Five-year GO Index
 Yr:Month     (after all costs)     Municipal Composite     (before all costs)
 --------   ---------------------   -------------------    -------------------
    '95:9          $25,000               $25,000                   $25,000
       10          $25,246               $25,240                   $25,105
       11          $25,530               $25,513                   $25,318
       12          $25,694               $25,684                   $25,458
     96:1          $25,885               $25,899                   $25,761
        2          $25,815               $25,816                   $25,673
        3          $25,576               $25,525                   $25,537
        4          $25,523               $25,476                   $25,499
        5          $25,526               $25,463                   $25,468
        6          $25,697               $25,616                   $25,649
        7          $25,880               $25,842                   $25,818
        8          $25,858               $25,847                   $25,872
        9          $26,096               $26,066                   $26,066
       10          $26,309               $26,317                   $26,309
       11          $26,697               $26,709                   $26,675
       12          $26,628               $26,629                   $26,634
     97:1          $26,727               $26,685                   $26,706
        2          $26,889               $26,879                   $26,896
        3          $26,671               $26,600                   $26,592
        4          $26,833               $26,730                   $26,725
        5          $27,109               $27,048                   $27,016
        6          $27,309               $27,292                   $27,254
        7          $27,811               $27,887                   $27,747
        8          $27,662               $27,658                   $27,600
        9          $27,910               $27,943                   $27,849
       10          $28,010               $28,071                   $28,019
       11          $28,103               $28,175                   $28,108
       12          $28,408               $28,528                   $28,361
     98:1          $28,606               $28,767                   $28,611
        2          $28,645               $28,779                   $28,645
        3          $28,665               $28,779                   $28,694
        4          $28,620               $28,626                   $28,556
        5          $28,879               $29,030                   $28,896
        6          $28,964               $29,111                   $28,986
        7          $29,042               $29,161                   $29,090
        8          $29,332               $29,586                   $29,483
        9          $29,580               $29,906                   $29,783
       10          $29,636               $29,897                   $29,846
       11          $29,655               $29,951                   $29,888
       12          $29,721               $30,052                   $30,019
     99:1          $30,032               $30,395                   $30,322
        2          $29,984               $30,222                   $30,286
        3          $30,007               $30,195                   $30,328
        4          $30,085               $30,276                   $30,416
        5          $30,002               $30,095                   $30,313
        6          $29,743               $29,664                   $29,976
        7          $29,842               $29,801                   $30,135
        8          $29,794               $29,652                   $30,135
        9          $29,807               $29,663                   $30,241
       10          $29,682               $29,447                   $30,174
       11          $29,924               $29,694                   $30,334
       12          $29,856               $29,555                   $30,234
     00:1          $29,805               $29,416                   $30,220
        2          $29,958               $29,639                   $30,314
        3          $30,358               $30,057                   $30,585
        4          $30,302               $29,937                   $30,525
        5          $30,217               $29,799                   $30,512
        6          $30,743               $30,422                   $31,077
        7          $31,036               $30,763                   $31,415
        8          $31,356               $31,138                   $31,745
        9          $31,311               $31,045                   $31,692
       10          $31,557               $31,278                   $31,917
       11          $31,697               $31,425                   $32,041
       12          $32,187               $32,085                   $32,556
     01:1          $32,539               $32,437                   $33,119
        2          $32,636               $32,532                   $33,199
        3          $32,915               $32,785                   $33,464
        4          $32,730               $32,457                   $33,286
        5          $33,062               $32,779                   $33,616
        6          $33,224               $32,989                   $33,764
        7          $33,560               $33,384                   $34,142
        8          $33,967               $33,888                   $34,600
        9          $34,013               $33,834                   $34,686
       10          $34,276               $34,149                   $34,943
       11          $34,104               $33,777                   $34,684
       12          $33,954               $33,523                   $34,504
     02:1          $34,363               $34,006                   $35,056
        2          $34,652               $34,397                   $35,445
        3          $34,176               $33,764                   $34,733
        4          $34,683               $34,419                   $35,511
        5          $34,855               $34,609                   $35,745
        6          $35,161               $34,965                   $36,135
        7          $35,474               $35,374                   $36,528
        8          $35,743               $35,710                   $36,870
        9          $36,196               $36,357                   $37,347
       10          $35,777               $35,775                   $36,977
       11          $35,692               $35,614                   $36,929
       12          $36,257               $36,362                   $37,609
     03:1          $36,226               $36,197                   $37,699
        2          $36,619               $36,709                   $38,103
        3          $36,594               $36,691                   $38,072
        4          $36,757               $36,915                   $38,228
        5          $37,436               $37,664                   $38,861
        6          $37,255               $37,488                   $38,767
        7          $36,375               $36,331                   $37,912
        8          $36,585               $36,602                   $38,184
        9          $37,440               $37,531                   $39,183
       10          $37,289               $37,322                   $38,898
       11          $37,516               $37,629                   $39,039
       12          $37,722               $37,851                   $39,181
    04:01          $37,878               $37,980                   $39,357
        2          $38,322               $38,519                   $39,876
        3          $38,157               $38,260                   $39,720
        4          $37,496               $37,443                   $38,914
        5          $37,377               $37,375                   $38,774
        6          $37,477               $37,466                   $38,920
        7          $37,819               $37,840                   $39,252
        8          $38,367               $38,446                   $39,934
        9          $38,462               $38,553                   $40,002
       10          $38,667               $38,772                   $40,223
       11          $38,385               $38,432                   $39,948
       12          $38,701               $38,801                   $40,324
    05:01          $38,801               $38,962                   $40,307
        2          $38,648               $38,775                   $40,118
        3          $38,394               $38,473                   $39,875
        4          $38,853               $38,971                   $40,362
        5          $38,980               $39,165                   $40,492
        6          $39,163               $39,343                   $40,654
        7          $38,990               $39,124                   $40,447
        8          $39,232               $39,437                   $40,701
        9          $39,084               $39,232                   $40,606

--------------------------------------------------------------------------------
California Municipal
--------------------------------------------------------------------------------

Growth of $25,000

                               [GRAPHIC OMITTED]

 [The following table was represented as a line graph in the printed material.]

                                      Lehman Brothers       Lipper Intermediate
           California Municipal     Five-year GO Index          California
 Yr:Month    (after all costs)      (before all costs)     Municipal Composite
 --------  ---------------------    -------------------     -------------------
    '95:9          $25,000               $25,000                   $25,000
       10          $25,262               $25,105                   $25,273
       11          $25,580               $25,318                   $25,566
       12          $25,730               $25,458                   $25,706
     96:1          $25,975               $25,761                   $25,935
        2          $25,885               $25,673                   $25,849
        3          $25,587               $25,537                   $25,552
        4          $25,551               $25,499                   $25,532
        5          $25,534               $25,468                   $25,524
        6          $25,722               $25,649                   $25,698
        7          $25,902               $25,818                   $25,926
        8          $25,917               $25,872                   $25,926
        9          $26,150               $26,066                   $26,139
       10          $26,382               $26,309                   $26,406
       11          $26,745               $26,675                   $26,825
       12          $26,688               $26,634                   $26,726
     97:1          $26,763               $26,706                   $26,777
        2          $26,919               $26,896                   $26,948
        3          $26,681               $26,592                   $26,692
        4          $26,817               $26,725                   $26,818
        5          $27,107               $27,016                   $27,169
        6          $27,327               $27,254                   $27,416
        7          $27,862               $27,747                   $28,050
        8          $27,712               $27,600                   $27,814
        9          $27,933               $27,849                   $28,092
       10          $28,029               $28,019                   $28,168
       11          $28,120               $28,108                   $28,284
       12          $28,381               $28,361                   $28,623
     98:1          $28,615               $28,611                   $28,892
        2          $28,672               $28,645                   $28,932
        3          $28,649               $28,694                   $28,883
        4          $28,582               $28,556                   $28,719
        5          $28,899               $28,896                   $29,115
        6          $28,983               $28,986                   $29,191
        7          $29,060               $29,090                   $29,278
        8          $29,387               $29,483                   $29,717
        9          $29,712               $29,783                   $30,157
       10          $29,741               $29,846                   $30,115
       11          $29,819               $29,888                   $30,196
       12          $29,835               $30,019                   $30,208
     99:1          $30,136               $30,322                   $30,562
        2          $30,062               $30,286                   $30,418
        3          $30,101               $30,328                   $30,464
        4          $30,134               $30,416                   $30,488
        5          $29,986               $30,313                   $30,302
        6          $29,751               $29,976                   $29,872
        7          $29,867               $30,135                   $30,036
        8          $29,794               $30,135                   $29,904
        9          $29,891               $30,241                   $30,012
       10          $29,744               $30,174                   $29,757
       11          $29,961               $30,334                   $30,021
       12          $29,816               $30,234                   $29,805
     00:1          $29,832               $30,220                   $29,823
        2          $30,071               $30,314                   $30,074
        3          $30,486               $30,585                   $30,543
        4          $30,316               $30,525                   $30,363
        5          $30,338               $30,512                   $30,353
        6          $30,847               $31,077                   $31,009
        7          $31,134               $31,415                   $31,369
        8          $31,560               $31,745                   $31,855
        9          $31,517               $31,692                   $31,731
       10          $31,700               $31,917                   $31,934
       11          $31,881               $32,041                   $32,090
       12          $32,360               $32,556                   $32,665
     01:1          $32,701               $33,119                   $33,080
        2          $32,770               $33,199                   $33,119
        3          $32,924               $33,464                   $33,275
        4          $32,645               $33,286                   $32,782
        5          $32,965               $33,616                   $33,215
        6          $33,095               $33,764                   $33,418
        7          $33,419               $34,142                   $33,816
        8          $33,906               $34,600                   $34,451
        9          $33,826               $34,686                   $34,362
       10          $34,123               $34,943                   $34,719
       11          $33,992               $34,684                   $34,424
       12          $33,838               $34,504                   $34,131
     02:1          $34,210               $35,056                   $34,660
        2          $34,464               $35,445                   $35,024
        3          $33,939               $34,733                   $34,292
        4          $34,379               $35,511                   $34,934
        5          $34,610               $35,745                   $35,210
        6          $34,825               $36,135                   $35,431
        7          $35,093               $36,528                   $35,800
        8          $35,418               $36,870                   $36,222
        9          $35,947               $37,347                   $36,973
       10          $35,259               $36,977                   $36,130
       11          $35,264               $36,929                   $36,097
       12          $35,805               $37,609                   $36,734
     03:1          $35,709               $37,699                   $36,486
        2          $36,131               $38,103                   $36,909
        3          $36,147               $38,072                   $36,907
        4          $36,348               $38,228                   $37,121
        5          $36,977               $38,861                   $37,847
        6          $36,745               $38,767                   $37,566
        7          $35,905               $37,912                   $36,474
        8          $36,105               $38,184                   $36,711
        9          $36,809               $39,183                   $37,590
       10          $36,709               $38,898                   $37,465
       11          $36,927               $39,039                   $37,760
       12          $37,122               $39,181                   $37,982
    04:01          $37,242               $39,357                   $38,088
        2          $37,693               $39,876                   $38,612
        3          $37,528               $39,720                   $38,322
        4          $36,827               $38,914                   $37,515
        5          $36,681               $38,774                   $37,416
        6          $36,850               $38,920                   $37,574
        7          $37,180               $39,252                   $37,955
        8          $37,687               $39,934                   $38,550
        9          $37,749               $40,002                   $38,662
       10          $37,997               $40,223                   $38,904
       11          $37,772               $39,948                   $38,605
       12          $38,077               $40,324                   $38,964
    05:01          $38,281               $40,307                   $39,170
        2          $38,081               $40,118                   $38,960
        3          $37,808               $39,875                   $38,653
        4          $38,282               $40,362                   $39,181
        5          $38,406               $40,492                   $39,320
        6          $38,558               $40,654                   $39,495
        7          $38,390               $40,447                   $39,271
        8          $38,681               $40,701                   $39,603
        9          $38,536               $40,606                   $39,389

--------------------------------------------------------------------------------
New York Municipal
--------------------------------------------------------------------------------

Growth of $25,000

                               [GRAPHIC OMITTED]

 [The following table was represented as a line graph in the printed material.]

                                     Lipper Intermediate      Lehman Brothers
              New York Municipal           New York          Five-year GO Index
 Yr:Month     (after all costs)      Municipal Composite     (before all costs)
 --------   ---------------------    -------------------    -------------------
    '95:9          $25,000               $25,000                   $25,000
       10          $25,248               $25,248                   $25,105
       11          $25,534               $25,520                   $25,318
       12          $25,692               $25,673                   $25,458
     96:1          $25,887               $25,889                   $25,761
        2          $25,762               $25,772                   $25,673
        3          $25,541               $25,512                   $25,537
        4          $25,509               $25,441                   $25,499
        5          $25,495               $25,403                   $25,468
        6          $25,667               $25,575                   $25,649
        7          $25,854               $25,823                   $25,818
        8          $25,836               $25,808                   $25,872
        9          $26,078               $26,061                   $26,066
       10          $26,317               $26,298                   $26,309
       11          $26,651               $26,719                   $26,675
       12          $26,598               $26,620                   $26,634
     97:1          $26,680               $26,652                   $26,706
        2          $26,862               $26,857                   $26,896
        3          $26,625               $26,570                   $26,592
        4          $26,788               $26,708                   $26,725
        5          $27,045               $27,058                   $27,016
        6          $27,250               $27,320                   $27,254
        7          $27,754               $27,957                   $27,747
        8          $27,585               $27,713                   $27,600
        9          $27,835               $28,002                   $27,849
       10          $27,956               $28,100                   $28,019
       11          $28,031               $28,212                   $28,108
       12          $28,338               $28,576                   $28,361
     98:1          $28,560               $28,819                   $28,611
        2          $28,580               $28,828                   $28,645
        3          $28,601               $28,799                   $28,694
        4          $28,494               $28,609                   $28,556
        5          $28,839               $29,055                   $28,896
        6          $28,949               $29,151                   $28,986
        7          $28,987               $29,183                   $29,090
        8          $29,344               $29,627                   $29,483
        9          $29,593               $29,979                   $29,783
       10          $29,669               $29,970                   $29,846
       11          $29,730               $30,009                   $29,888
       12          $29,814               $30,126                   $30,019
     99:1          $30,147               $30,485                   $30,322
        2          $30,054               $30,308                   $30,286
        3          $30,075               $30,274                   $30,328
        4          $30,134               $30,350                   $30,416
        5          $30,007               $30,168                   $30,313
        6          $29,701               $29,728                   $29,976
        7          $29,822               $29,867                   $30,135
        8          $29,774               $29,745                   $30,135
        9          $29,811               $29,772                   $30,241
       10          $29,664               $29,519                   $30,174
       11          $29,911               $29,790                   $30,334
       12          $29,804               $29,641                   $30,234
     00:1          $29,777               $29,517                   $30,220
        2          $29,979               $29,753                   $30,314
        3          $30,360               $30,238                   $30,585
        4          $30,257               $30,081                   $30,525
        5          $30,214               $29,960                   $30,512
        6          $30,762               $30,643                   $31,077
        7          $31,035               $31,011                   $31,415
        8          $31,355               $31,433                   $31,745
        9          $31,281               $31,320                   $31,692
       10          $31,531               $31,614                   $31,917
       11          $31,689               $31,778                   $32,041
       12          $32,247               $32,497                   $32,556
     01:1          $32,598               $32,887                   $33,119
        2          $32,645               $32,936                   $33,199
        3          $32,898               $33,229                   $33,464
        4          $32,732               $32,933                   $33,286
        5          $33,036               $33,279                   $33,616
        6          $33,169               $33,469                   $33,764
        7          $33,479               $33,854                   $34,142
        8          $33,883               $34,392                   $34,600
        9          $33,780               $34,137                   $34,686
       10          $34,091               $34,455                   $34,943
       11          $33,865               $34,128                   $34,684
       12          $33,712               $33,861                   $34,504
     02:1          $34,171               $34,413                   $35,056
        2          $34,507               $34,850                   $35,445
        3          $34,021               $34,157                   $34,733
        4          $34,529               $34,850                   $35,511
        5          $34,670               $35,004                   $35,745
        6          $34,976               $35,347                   $36,135
        7          $35,288               $35,739                   $36,528
        8          $35,606               $36,107                   $36,870
        9          $36,088               $36,758                   $37,347
       10          $35,666               $36,200                   $36,977
       11          $35,526               $35,983                   $36,929
       12          $36,168               $36,735                   $37,609
     03:1          $36,131               $36,528                   $37,699
        2          $36,550               $37,056                   $38,103
        3          $36,471               $36,993                   $38,072
        4          $36,656               $37,249                   $38,228
        5          $37,309               $38,052                   $38,861
        6          $37,150               $37,805                   $38,767
        7          $36,262               $36,588                   $37,912
        8          $36,473               $36,889                   $38,184
        9          $37,334               $37,862                   $39,183
       10          $37,157               $37,619                   $38,898
       11          $37,413               $37,949                   $39,039
       12          $37,597               $38,180                   $39,181
    04:01          $37,758               $38,258                   $39,357
        2          $38,205               $38,814                   $39,876
        3          $38,013               $38,471                   $39,720
        4          $37,349               $37,661                   $38,914
        5          $37,206               $37,603                   $38,774
        6          $37,309               $37,689                   $38,920
        7          $37,685               $38,074                   $39,252
        8          $38,243               $38,681                   $39,934
        9          $38,316               $38,783                   $40,002
       10          $38,528               $38,983                   $40,223
       11          $38,250               $38,607                   $39,948
       12          $38,548               $38,972                   $40,324
    05:01          $38,682               $39,142                   $40,307
        2          $38,534               $38,944                   $40,118
        3          $38,257               $38,599                   $39,875
        4          $38,753               $39,124                   $40,362
        5          $38,915               $39,308                   $40,492
        6          $39,105               $39,482                   $40,654
        7          $38,910               $39,252                   $40,447
        8          $39,188               $39,565                   $40,701
        9          $39,043               $39,343                   $40,606

Sanford C. Bernstein Fund II, Inc. Taxable Bond Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Intermediate Duration Institutional
--------------------------------------------------------------------------------

Growth of $25,000

                               [GRAPHIC OMITTED]

 [The following table was represented as a line graph in the printed material.]

            Intermediate Duration                            Lehman Brothers
                 Institutional      Lipper Intermediate    Aggregate Bond Index
 Yr:Month     (after all costs)        Bond Composite       (before all costs)
 --------   ---------------------   -------------------    --------------------
     95:5          $25,000               $25,000                   $25,000
        6          $24,908               $25,060                   $25,216
        7          $25,077               $25,215                   $25,520
        8          $25,578               $25,639                   $25,951
        9          $25,878               $25,975                   $26,372
       10          $25,788               $25,837                   $26,252
       11          $25,923               $25,897                   $26,245
       12          $26,432               $26,414                   $26,787
     03:1          $26,474               $26,450                   $26,809
        2          $26,840               $26,813                   $27,180
        3          $26,816               $26,809                   $27,160
        4          $27,155               $27,077                   $27,384
        5          $27,624               $27,572                   $27,894
        6          $27,541               $27,538                   $27,839
        7          $26,623               $26,647                   $26,903
        8          $26,875               $26,811                   $27,082
        9          $27,545               $27,493                   $27,798
       10          $27,378               $27,276                   $27,539
       11          $27,498               $27,347                   $27,605
       12          $27,842               $27,607                   $27,886
    04:01          $28,034               $27,811                   $28,110
        2          $28,282               $28,063                   $28,415
        3          $28,480               $28,261                   $28,627
        4          $27,811               $27,593                   $27,883
        5          $27,664               $27,459                   $27,771
        6          $27,813               $27,583                   $27,928
        7          $28,054               $27,825                   $28,205
        8          $28,489               $28,300                   $28,743
        9          $28,581               $28,375                   $28,821
       10          $28,848               $28,591                   $29,062
       11          $28,685               $28,416                   $28,831
       12          $28,959               $28,652                   $29,096
    05:01          $29,150               $28,781                   $29,279
        2          $29,032               $28,652                   $29,106
        3          $28,849               $28,478                   $28,956
        4          $29,148               $28,804                   $29,348
        5          $29,456               $29,068                   $29,666
        6          $29,622               $29,220                   $29,827
        7          $29,460               $28,999                   $29,556
        8          $29,777               $29,325                   $29,935
        9          $29,555               $29,041                   $29,626

      Each chart shows the growth of $25,000 for the 10-year period ending September 30, 2005, or if the Portfolio's inception date is less than 10 years ago, growth is shown from the first full month after its inception date.

* Portfolio, benchmark and Lipper returns are from the close of business on September 30, 1995 (except Intermediate Duration Institutional Portfolio which is from May 31, 2002) through the close of business on September 30, 2005.

       See Historical Performance and Benchmark Disclosures on pages 8-9.


                       (Historical Performance concluded)
--------------------------------------------------------------------------------
12       Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

================================================================================
Fund Expenses--September 30, 2005

Fund Expenses--As a shareholder of the Fund, you incur two types of costs: (1) in the case of the Emerging Markets Portfolio only, transaction fees (1% of amounts invested or redeemed at the time of such purchase or redemption) and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses--The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes--The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                      BEGINNING               ENDING                  EXPENSES        ANNUALIZED
                                                    ACCOUNT VALUE          ACCOUNT VALUE            PAID DURING        EXPENSE
                                                    APRIL 1, 2005        SEPTEMBER 30, 2005           PERIOD*           RATIO*
================================================================================================================================
Tax-Managed International Class Shares
Actual                                                  $1,000               $1,098.66                 $6.42            1.22%
Hypothetical (5% return before expenses)                $1,000               $1,018.95                 $6.17            1.22%
================================================================================================================================
International Class Shares
Actual                                                  $1,000               $1,100.76                 $6.69            1.27%
Hypothetical (5% return before expenses)                $1,000               $1,018.70                 $6.43            1.27%
================================================================================================================================
Emerging Markets Class Shares
Actual                                                  $1,000               $1,212.67                 $9.49            1.71%
Hypothetical (5% return before expenses)                $1,000               $1,016.50                 $8.64            1.71%
================================================================================================================================
Intermediate Duration Class Shares
Actual                                                  $1,000               $1,024.50                 $3.05            0.60%
Hypothetical (5% return before expenses)                $1,000               $1,022.06                 $3.04            0.60%
================================================================================================================================
U.S. Government Short Duration Class Shares
Actual                                                  $1,000               $1,009.62                 $3.93            0.78%
Hypothetical (5% return before expenses)                $1,000               $1,021.16                 $3.95            0.78%
================================================================================================================================
Intermediate Duration Institutional Class Shares
Actual                                                  $1,000               $1,024.48                 $2.28            0.45%
Hypothetical (5% return before expenses)                $1,000               $1,022.81                 $2.28            0.45%
================================================================================================================================
Short Duration Diversified Municipal Class Shares
Actual                                                  $1,000               $1,013.06                 $3.68            0.73%
Hypothetical (5% return before expenses)                $1,000               $1,021.41                 $3.70            0.73%
================================================================================================================================
Short Duration California Municipal Class Shares
Actual                                                  $1,000               $1,010.95                 $4.23            0.84%
Hypothetical (5% return before expenses)                $1,000               $1,020.86                 $4.26            0.84%
================================================================================================================================
Short Duration New York Municipal Class Shares
Actual                                                  $1,000               $1,013.03                 $3.78            0.75%
Hypothetical (5% return before expenses)                $1,000               $1,021.31                 $3.80            0.75%
================================================================================================================================
Diversified Municipal Class Shares
Actual                                                  $1,000               $1,017.98                 $3.09            0.61%
Hypothetical (5% return before expenses)                $1,000               $1,022.01                 $3.09            0.61%
================================================================================================================================
California Municipal Class Shares
Actual                                                  $1,000               $1,019.27                 $3.29            0.65%
Hypothetical (5% return before expenses)                $1,000               $1,021.81                 $3.29            0.65%
================================================================================================================================
New York Municipal Class Shares
Actual                                                  $1,000               $1,020.56                 $3.19            0.63%
Hypothetical (5% return before expenses)                $1,000               $1,021.91                 $3.19            0.63%
================================================================================================================================
Short Duration Plus Class Shares
Actual                                                  $1,000               $1,011.61                 $3.48            0.69%
Hypothetical (5% return before expenses)                $1,000               $1,021.61                 $3.50            0.69%
================================================================================================================================

* Expenses are equal to each Class's annualized expense ratio, shown in the table above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half-year period).

--------------------------------------------------------------------------------
                                                         2005 Annual Report   13

================================================================================
Portfolio Summary--September 30, 2005

Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc.
--------------------------------------------------------------------------------

Foreign Stock Portfolios

--------------------------------------------------------------------------------
Tax-Managed International
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

   [The following table was depicted as a pie chart in the printed material.]

             Country Breakdown(1)

Greece                                         0.4%
France                                        15.7%
Italy                                            3%
Spain                                          4.5%
Japan                                         21.9%
Singapore                                      1.1%
Sweden                                         1.3%
Belgium                                        0.5%
Netherlands                                    3.4%
Germany                                          5%
Hong Kong                                      1.8%
Switzerland                                    8.9%
Ireland                                        2.6%
Canada                                         4.3%
Australia                                        3%
United Kingdom                                21.4%
Norway                                         0.8%


             Industry Breakdown(2)

Aerospace and Defense                           1.4%
Automobiles                                     6.4
Banking                                        19.7
Beverage and Tobacco                            2.2
Broadcasting and Publishing                     0.3
Building Materials                              1.6
Construction and Housing                        3.0
Data Processing                                 4.1
Electrical and Electronics                      2.0
Electronic Components and
Instruments                                     1.9
Energy Sources                                 11.1
Financial Services                              2.5
Food and Household Products                     5.5
Health and Personal Care                        8.2
Industrial Components                           0.3
Insurance                                       7.9
Leisure and Tourism                             2.5%
Machinery and Engineering                       1.6
Merchandising                                   2.5
Metal--Nonferrous                               2.0
Metal--Steel                                    3.4
Miscellaneous Materials                         0.9
Paper and Forest Products                       0.7
Telecommunications                              2.1
Textiles and Apparel                            1.5
Utilities--Electric and Gas                     1.5
Wholesale and
International Trade                             2.4
Repurchase Agreement                            0.5
Cash and Other Assets,
Less Liabilities                                0.3

--------------------------------------------------------------------------------
International
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

   [The following table was depicted as a pie chart in the printed material.]

             Country Breakdown(1)

Greece                                         0.6%
France                                        15.6%
Italy                                          3.8%
Spain                                          3.8%
Japan                                         22.8%
Singapore                                      1.4%
Sweden                                         1.8%
Belgium                                        0.5%
Netherlands                                    3.5%
Germany                                        4.8%
Hong Kong                                      1.9%
Switzerland                                    9.9%
Ireland                                        2.5%
Canada                                         1.8%
Australia                                      2.8%
United Kingdom                                21.3%
Norway                                         0.8%


             Industry Breakdown(2)

Aerospace and Defense                          1.5%
Automobiles                                    5.9
Banking                                       19.6
Beverage and Tobacco                           2.6
Broadcasting and
Communications                                 0.9
Building Materials                             1.2
Construction and Housing                       2.8
Data Processing                                3.0
Electrical and Electronics                     2.5
Electronic Components and
Instruments                                    2.6
Energy Sources                                11.9
Financial Services                             2.6
Food and Household Products                    3.7
Health and Personal Care                       9.0
Industrial Components                          0.4%
Insurance                                      6.7
Leisure and Tourism                            2.2
Machinery and Engineering                      1.5
Merchandising                                  2.4
Metal--Nonferrous                              2.0
Metal--Steel                                   3.3
Miscellaneous Materials                        0.8
Paper and Forest Products                      0.9
Telecommunications                             3.1
Textiles and Apparel                           1.0
Utilities--Electric and Gas                    1.9
Wholesale and
International Trade                            2.9
Repurchase Agreements                          0.4
Cash and Other Assets,
Less Liabilities                               0.7

--------------------------------------------------------------------------------
Emerging Markets Value
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

   [The following table was depicted as a pie chart in the printed material.]

                 Country Breakdown(1)

Philippines                                    0.8%
Argentina                                      0.9%
Malaysia                                       1.4%
Israel                                         4.7%
Hungary                                        3.3%
Indonesia                                      2.2%
Thailand                                       3.3%
Turkey                                         4.0%
China                                          4.9%
India                                          5.8%
Mexico                                         5.4%
South Africa                                  11.5%
Taiwan                                          13%
Brazil                                        16.7%
South Korea                                   17.6%
Chile                                          0.7%
Egypt                                          0.8%
Russia                                         2.6%

            Industry Breakdown(2)

Appliances and Household
Durables                              0.2%
Automobiles                           6.0
Banking                              19.1
Beverages and Tobacco                 0.3
Broadcasting and Publishing           2.1
Building Materials                    0.9
Business and Public Services          0.1
Chemicals                             3.1
Construction and Housing              1.6
Data Processing                       0.9
Electrical and Electronics            4.4
Electronic Components and
Instruments                           7.8
Energy Sources                       16.0
Financial Services                    2.5
Food and Household Products           0.6
Health and Personal Care              1.4
Industrial Components                 0.2
Insurance                             3.5%
Machinery and Engineering             0.1
Merchandising                         1.8
Metal--Nonferrous                     0.6
Metal--Steel                          8.4
Miscellaneous Materials               2.1
Multi-Industry                        1.1
Paper and Forest Products             1.4
Real Estate 0.4
Telecommunications                    8.7
Transportation--Airlines              0.3
Transportation--Road & Rail           0.1
Transportation--Shipping              0.3
Utilities-Electric, Gas & Water       1.9
Wholesale & International Trade       0.5
Repurchase Agreement                  0.5
Cash and Other Assets,
Less Liabilities                      1.1

1. The country breakdown is expressed as a percentage of each Portfolio's total long-term investments and may vary over time.

2. The industry breakdown is expressed as a percentage of each Portfolio's total net assets and may vary over time.



--------------------------------------------------------------------------------
14       Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

================================================================================
Portfolio Summary--September 30, 2005 (continued from previous page)

Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc.
--------------------------------------------------------------------------------
Taxable Bond Portfolios


--------------------------------------------------------------------------------
Intermediate Duration
--------------------------------------------------------------------------------

                            Security Type Breakdown(1)

                               [GRAPHIC OMITTED]

   [The following table was depicted as a pie chart in the printed material.]

Short-Term                                      20.9%
Collateral Mortgage Obligations                  0.6%
Federal Home Loan Mortgage Corporation           0.6%
Soverign Debt                                    4.5%
Asset-Backed Securities                          4.3%
Commercial Mortgage - Backed Securities          7.1%
U.S. Treasury Securities                         1.6%
Corporate Bonds                                 16.9%
Federal National Mortgage Association           29.1%

--------------------------------------------------------------------------------
Short Duration Plus
--------------------------------------------------------------------------------

                            Security Type Breakdown(1)

                               [GRAPHIC OMITTED]

Asset-Backed Securities                           6.8%
Short-Term                                        3.8%
Federal Home Loan Mortgage Corporation              2%
Collateralized Mortgage Obligations              11.3%
Commercial Mortgage-Backed Securities             6.6%
Corporate Bonds                                  27.2%
U.S. Treasury Securities                         26.2%
Federal National Mortgage Association            16.1%

--------------------------------------------------------------------------------
U.S. Government Short Duration
--------------------------------------------------------------------------------

                            Security Type Breakdown(1)

                               [GRAPHIC OMITTED]

Short-Term                                       3.1%
Asset-Backed Securities                          1.8%
Collateralized Mortgage Obligations              6.2%
Federal Home Loan Bank                            10%
Federal Farm Credit Bank                        10.1%
Federal Home Loan Mortgage Corporation           4.7%
Federal National Mortgage Association           13.7%
U.S. Treasury Securities                        50.4%

--------------------------------------------------------------------------------
Intermediate Duration Institutional
--------------------------------------------------------------------------------

                            Security Type Breakdown(1)

                               [GRAPHIC OMITTED]

Collateralized Mortgage Obligations              0.7%
Short-Term                                      19.4%
Asset-Backed Securities                          3.5%
Commercial Mortgage-Backed Securities            7.9%
Sovereign Debt                                   4.7%
U.S. Treasury Securities                        16.2%
Corporate Bonds                                 16.8%
Federal National Mortgage Association           30.1%
Federal Home Loan Mortgage Corporation           0.6%

1. The security type breakdown is expressed as a percentage of each Portfolio's total investments and may vary over time.


--------------------------------------------------------------------------------
                                                         2005 Annual Report   15

================================================================================
Portfolio Summary--September 30, 2005 (continued from previous page)

Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc.
--------------------------------------------------------------------------------
Municipal Bond Portfolios (Short Duration)

--------------------------------------------------------------------------------
Short Duration Diversified Municipal
--------------------------------------------------------------------------------

                            Security Type Breakdown(1)

                               [GRAPHIC OMITTED]

   [The following table was depicted as a pie chart in the printed material.]

Asset-Backed Securities                   4.9%
Pre-refunded/Escrowed                    14.1%
Tax-Exempt Variable Rate
  Demand Notes                             16%
Revenue                                  11.9%
Insured                                    23%
Tax Supported                            28.7%
Inflation Adjusted                        1.4%

                            Quality Rating Breakdown(1)

                               [GRAPHIC OMITTED]

   [The following table was depicted as a pie chart in the printed material.]

BB                                        0.3%
BBB                                       3.1%
A                                         1.7%
AA                                         26%
AAA                                      62.4%
Unrated                                   6.3%
B                                         0.2%

--------------------------------------------------------------------------------
Short Duration California Municipal
--------------------------------------------------------------------------------

                            Security Type Breakdown(1)

                               [GRAPHIC OMITTED]

   [The following table was depicted as a pie chart in the printed material.]

Asset-Backed Securities                   0.6%
Pre-refunded/Escrowed                    15.5%
Tax-Exempt Variable Rate
  Demand Notes                           15.8%
Revenue                                  12.2%
Insured                                  34.7%
Tax Supported                            21.2%

                          Quality Rating Breakdown(1)

                               [GRAPHIC OMITTED]

   [The following table was depicted as a pie chart in the printed material.]

BBB                                       5.8%
A                                        24.6%
AA                                        9.8%
AAA                                      50.7%
Unrated                                   9.1%


--------------------------------------------------------------------------------
Short Duration New York Municipal
--------------------------------------------------------------------------------

                            Security Type Breakdown(1)

                               [GRAPHIC OMITTED]

   [The following table was depicted as a pie chart in the printed material.]

Asset-Backed Securities                   0.1%
Pre-refunded/Escrowed                    18.7%
Tax-Exempt Variable Rate
  Demand Notes                             22%
Revenue                                  11.3%
Insured                                  25.8%
Tax Supported                            22.1%

                          Quality Rating Breakdown(1)

                               [GRAPHIC OMITTED]

   [The following table was depicted as a pie chart in the printed material.]

BB                                        0.6%
BBB                                       2.6%
A                                        11.6%
AA                                        4.2%
AAA                                      64.9%
Unrated                                  16.1%

1. The security type and quality rating breakdowns are expressed as a percentage of each Portfolio's total investments and may vary over time. The quality ratings are determined by using the Standard & Poor's Ratings Services and Moody's Investors Service, Inc.


--------------------------------------------------------------------------------
16       Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

================================================================================
Portfolio Summary--September 30, 2005 (continued from previous page)

Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc.
--------------------------------------------------------------------------------
Municipal Bond Portfolios (Intermediate Duration)

--------------------------------------------------------------------------------
Diversified Municipal
--------------------------------------------------------------------------------

                            Security Type Breakdown(1)

                               [GRAPHIC OMITTED]

   [The following table was depicted as a pie chart in the printed material.]

Asset-Backed Securities                   0.5%
Pre-refunded/Escrowed                     6.4%
Tax-Exempt Variable Rate
  Demand Notes                            1.0%
Revenue                                    12%
Insured                                  46.7%
Tax Supported                            32.2%
Inflation Adjusted                        1.2%
Securities                                0.5%

                            Quality Rating Breakdown(1)

                               [GRAPHIC OMITTED]

   [The following table was depicted as a pie chart in the printed material.]

B                                         0.1%
BB                                        5.1%
BBB                                       3.6%
A                                         8.5%
AA                                       15.6%
AAA                                      66.7%

--------------------------------------------------------------------------------
California Municipal
--------------------------------------------------------------------------------

                            Security Type Breakdown(1)

                               [GRAPHIC OMITTED]

   [The following table was depicted as a pie chart in the printed material.]

Asset-Backed Securities                   0.7%
Pre-refunded/Escrowed                     2.5%
Tax-Exempt Variable Rate
  Demand Notes                            3.1%
Revenue                                  17.5%
Insured                                  54.8%
Tax Supported                            21.4%

                            Quality Rating Breakdown(1)

                               [GRAPHIC OMITTED]

   [The following table was depicted as a pie chart in the printed material.]

BB                                        4.7%
BBB                                       3.5%
A                                        13.9%
AA                                       13.3%
AAA                                      64.6%

--------------------------------------------------------------------------------
New York Municipal
--------------------------------------------------------------------------------

                            Security Type Breakdown(1)

                               [GRAPHIC OMITTED]

Asset-Backed Securities                   0.6%
Pre-refunded/Escrowed                     xx.x
Tax-Exempt Variable Rate
  Demand Notes                            1.1%
Revenue                                  15.1%
Insured                                  43.6%
Tax Supported                            28.5%

                            Quality Rating Breakdown(1)

                               [GRAPHIC OMITTED]

   [The following table was depicted as a pie chart in the printed material.]

B                                         0.4%
BB                                        5.8%
BBB                                       1.5%
A                                        11.1%
AA                                       14.3%
AAA                                      66.9%

1. The security type and quality rating breakdowns are expressed as a percentage of each Portfolio's total investments and may vary over time. The quality ratings are determined by using the Standard & Poor's Ratings Services and Moody's Investors Service, Inc.

--------------------------------------------------------------------------------
                                                         2005 Annual Report   17

================================================================================

Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc.

Statements of Assets and Liabilities--September 30, 2005

                                                                          TAX-MANAGED                                 EMERGING
                                                                         INTERNATIONAL         INTERNATIONAL        MARKETS VALUE
                                                                           PORTFOLIO             PORTFOLIO            PORTFOLIO
=================================================================================================================================
ASSETS
  Investments in securities at value (including investments of cash
    collateral for securities loaned of: International, $741,426,000)   $ 6,062,048,750      $ 3,549,030,018(a)    $ 1,859,835,497
  Foreign currency at value (b)                                              57,662,219(c)        19,730,656(c)         13,818,567
  Cash in bank                                                                      225                6,807                   595
  Receivables:
    Interest                                                                      2,315                2,260                   703
    Dividends                                                                11,516,237            5,083,010             3,807,946
    Investment securities sold                                                1,042,420           38,789,467            14,023,638
    Capital shares sold                                                       8,855,152            5,170,798             3,138,841
    Foreign withholding tax reclaims                                          3,017,603              487,445                     0
                                                                        ---------------      ---------------       ---------------
  Total assets                                                            6,144,144,921        3,618,300,461         1,894,625,787
                                                                        ===============      ===============       ===============

LIABILITIES
  Payable for collateral on securities lending at value                               0          741,426,000                     0
  Payables:
    Investment securities purchased                                          50,313,693           44,899,965             2,247,480
    Capital shares redeemed                                                   5,684,625            1,360,361             2,965,132
    Management fee                                                            4,411,536            2,137,336             1,791,777
    Shareholder servicing and administration fee                              1,224,274              562,436               375,341
    Transfer Agent fee                                                           55,633               35,112                52,398
    Distribution fee payable                                                      1,346               17,815                     0
    Accrued expenses                                                            358,247              211,662               319,650
    Foreign capital gains taxes                                                       0                    0             6,347,690
    Margin owed to broker on futures contracts                                   48,328               44,703                     0
                                                                        ---------------      ---------------       ---------------
  Total liabilities                                                          62,097,682          790,695,390            14,099,468
                                                                        ---------------      ---------------       ---------------
  NET ASSETS (d)                                                        $ 6,082,047,239      $ 2,827,605,071       $ 1,880,526,319
                                                                        ===============      ===============       ===============
  Cost of investments (including cash collateral on
  securities loaned)                                                    $ 4,500,029,879      $ 2,916,220,488       $ 1,186,876,553
                                                                        ===============      ===============       ===============
  SHARES OF CAPITAL STOCK OUTSTANDING                                                                                   43,505,863
                                                                                                                   ===============
  NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                                                                       $         43.22
                                                                                                                   ===============
NET ASSETS CONSIST OF:
  Capital stock, at par                                                 $       246,071      $       121,521       $        43,506
  Additional paid-in capital                                              4,108,207,838        2,220,451,668           824,763,972
  Undistributed net investment income                                        61,497,629           28,673,973            23,728,515
  Accumulated net realized gain (loss) on investment
    and foreign currency transactions                                       349,355,395          (54,631,096)          365,256,657
  Unrealized appreciation/(depreciation) of:
    Investments and futures                                               1,562,304,430          633,073,672           666,682,761*
    Foreign currency denominated assets and liabilities                         435,876              (84,667)               50,908
                                                                        ---------------      ---------------       ---------------
                                                                        $ 6,082,047,239      $ 2,827,605,071       $ 1,880,526,319
                                                                        ===============      ===============       ===============

(a)   Includes securities on loan with a value of $703,909,322.
(b)   Cost: $57,665,690, $19,751,080 and $13,831,798, respectively (Note 1).
(c) The amounts of U.S. $1,038,398 and $960,508, respectively, have been segregated to collateralize margin requirements for the open futures contracts at September 30, 2005.
(d) See page 19 for share class information on net assets value, offering price and redemption price per share of the Tax-Managed International and International Portfolios.
*     Net of accrued foreign capital gains taxes of $6,276,183.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.


--------------------------------------------------------------------------------
18       Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.


================================================================================

                                                                   TAX-MANAGED
                                                                  INTERNATIONAL     INTERNATIONAL
                                                                    PORTFOLIO         PORTFOLIO
=================================================================================================
CALCULATION OF MAXIMUM OFFERING PRICE

Tax-Managed International Class Shares
  Net Assets                                                     $6,078,513,135
  Shares of capital stock outstanding                               245,926,680
                                                                 --------------
  Net asset value, offering and redemption price per share       $        24.72
                                                                 ==============

International Class Shares
  Net Assets                                                                        $ 2,785,730,477
  Shares of capital stock outstanding                                                   119,708,749
                                                                                    --------------
  Net asset value, offering and redemption price per share                          $        23.27
                                                                                    ==============

Class A Shares
  Net Assets                                                     $    2,676,773     $   28,354,060
  Shares of capital stock outstanding                                   108,762          1,223,176
                                                                 --------------     --------------
  Net asset value and redemption price per share                 $        24.61     $        23.18
  Sales charge--4.25% of public offering price                             1.09               1.03
                                                                 --------------     --------------
  Maximum offering price                                         $        25.70     $        24.21
                                                                 ==============     ==============

Class B Shares
  Net Assets                                                     $      179,322     $    2,680,975
  Shares of capital stock outstanding                                     7,353            116,862
                                                                 --------------     --------------
  Net asset value and offering price per share                   $        24.39     $        22.94
                                                                 ==============     ==============

Class C Shares
  Net Assets                                                     $      678,009     $   10,839,559
  Shares of capital stock outstanding                                    27,819            472,339
                                                                 --------------     --------------
  Net asset value and offering price per share                   $        24.37     $        22.95
                                                                 ==============     ==============


--------------------------------------------------------------------------------
                                                         2005 Annual Report   19

================================================================================

Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc.

Statements of Assets and Liabilities--September 30, 2005 (continued)

                                                                                                               INTERMEDIATE
                                                                         INTERMEDIATE      U.S. GOVERNMENT       DURATION
                                                                           DURATION         SHORT DURATION     INSTITUTIONAL
                                                                           PORTFOLIO          PORTFOLIO          PORTFOLIO
=============================================================================================================================
ASSETS
  Investments in securities at value                                    $ 3,903,388,955    $    87,422,936    $   711,652,949
  Foreign currency at value (b)                                                 426,136                  0             83,245
  Cash in bank                                                                9,358,986             60,264          1,659,413
  Receivables:
    Interest                                                                 23,833,744            683,404          4,417,590
    Investment securities sold                                              127,363,471                329         48,303,541
    Capital shares sold                                                       6,948,637            516,450          8,457,323
    Margin due from broker on futures contracts                                 552,135                  0            103,116
  Appreciation of swap agreement                                                      0                  0                  0
  Appreciation of foreign currency contracts                                  2,290,737                  0            423,585
                                                                        ---------------    ---------------    ---------------
  Total assets                                                            4,074,162,801         88,683,383        775,100,762
                                                                        ---------------    ---------------    ---------------
LIABILITIES
  Payables:
    Dividends to shareholders                                                 4,093,972             70,919            817,851
    Investment securities purchased                                         678,936,443          1,900,988        122,702,583
    Swap contracts at value (Cost $784,566, $0, $148,277, $0, $0, $0)         1,336,574                  0            277,298
    Capital shares redeemed                                                     943,582            245,859             43,773
    Deferred income on dollar rolls                                             138,826                843             26,157
    Management fee                                                            1,274,725             35,524            223,576
    Shareholder servicing and administration fee                                277,585              7,106                  0
    Transfer Agent fee                                                            9,424              4,638              5,565
    Accrued expenses                                                            201,292             23,007             51,061
  Depreciation of swap agreement                                                      0                  0                  0
  Depreciation of foreign currency contracts                                    205,421                  0             37,707
                                                                        ---------------    ---------------    ---------------
  Total liabilities                                                         687,417,844          2,288,884        124,185,571
                                                                        ---------------    ---------------    ---------------
  NET ASSETS                                                            $ 3,386,744,957    $    86,394,499    $   650,915,191
                                                                        ===============    ===============    ===============
  Cost of investments                                                   $ 3,906,801,033    $    88,274,384    $   712,447,750
                                                                        ===============    ===============    ===============
  SHARES OF CAPITAL STOCK OUTSTANDING                                       255,266,942          6,939,375         42,673,898
                                                                        ===============    ===============    ===============
  NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                            $         13.27    $         12.45    $         15.25
                                                                        ===============    ===============    ===============
NET ASSETS CONSIST OF:
  Capital stock, at par                                                 $       255,267    $         6,939    $        42,674
  Additional paid-in capital                                              3,392,557,459         88,759,395        652,590,835
  Undistributed net investment income/(excess distributions)                   (673,665)            49,707           (542,396)
  Accumulated net realized gain (loss) on investment
    on investment, futures and foreign currency transactions                 (3,523,571)        (1,570,094)          (574,426)
  Unrealized appreciation/(depreciation) of:
    Investments, futures and swaps                                           (3,874,748)          (851,448)          (972,291)
    Foreign currency denominated assets and liabilities                       2,004,215                  0            370,795
                                                                        ---------------    ---------------    ---------------
                                                                        $ 3,386,744,957    $    86,394,499    $   650,915,191
                                                                        ===============    ===============    ===============

--------------------------------------------------------------------------------
20       Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

================================================================================

                                                                         SHORT DURATION     SHORT DURATION    SHORT DURATION
                                                                          DIVERSIFIED         CALIFORNIA         NEW YORK
                                                                           MUNICIPAL          MUNICIPAL          MUNICIPAL
                                                                           PORTFOLIO          PORTFOLIO          PORTFOLIO
=============================================================================================================================
ASSETS
  Investments in securities at value                                    $   257,275,613    $    61,231,093    $   121,762,795
  Foreign currency at value (b)                                                       0                  0                  0
  Cash in bank                                                                  333,746             61,670             27,769
  Receivables:
    Interest                                                                  3,233,504            820,990          1,485,165
    Investment securities sold                                                   15,000              5,000             90,000
    Capital shares sold                                                       1,183,736             10,750            140,865
    Margin due from broker on futures contracts                                   2,406              1,719              1,375
  Appreciation of swap agreement                                                 44,623              9,903             24,337
  Appreciation of foreign currency contracts                                          0                  0                  0
                                                                        ---------------    ---------------    ---------------
  Total assets                                                              262,088,628         62,141,125        123,532,306
                                                                        ---------------    ---------------    ---------------
LIABILITIES
  Payables:
    Dividends to shareholders                                                   175,906             36,128             73,844
    Investment securities purchased                                           1,879,842                  0                  0
    Swap contracts at value (Cost $784,566, $0, $148,277, $0, $0, $0)                 0                  0                  0
    Capital shares redeemed                                                   1,546,193             20,860            296,564
    Deferred income on dollar rolls                                                   0                  0                  0
    Management fee                                                              105,426             25,644             50,867
    Shareholder servicing and administration fee                                 21,245              5,101             10,169
    Transfer Agent fee                                                            4,610              4,171              5,359
    Accrued expenses                                                             26,146             15,844             21,992
  Depreciation of swap agreement                                                 29,292              8,795             15,695
  Depreciation of foreign currency contracts                                          0                  0                  0
                                                                        ---------------    ---------------    ---------------
  Total liabilities                                                           3,788,660            116,543            474,490
                                                                        ---------------    ---------------    ---------------
  NET ASSETS                                                            $   258,299,968    $    62,024,582    $   123,057,816
                                                                        ===============    ===============    ===============
  Cost of investments                                                   $   257,972,128    $    61,558,748    $   121,570,792
                                                                        ===============    ===============    ===============
  SHARES OF CAPITAL STOCK OUTSTANDING                                        20,655,698          4,973,154          9,934,353
                                                                        ===============    ===============    ===============
  NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                            $         12.51    $         12.47    $         12.39
                                                                        ===============    ===============    ===============
NET ASSETS CONSIST OF:
  Capital stock, at par                                                 $        20,656    $         4,973    $         9,934
  Additional paid-in capital                                                260,121,738         62,575,917        124,003,660
  Undistributed net investment income/(excess distributions)                    (16,313)           (20,075)             1,107
  Accumulated net realized gain (loss) on investment
    on investment, futures and foreign currency transactions                 (1,161,117)          (221,249)        (1,166,780)
  Unrealized appreciation/(depreciation) of:
    Investments, futures and swaps                                             (664,996)          (314,984)           209,895
    Foreign currency denominated assets and liabilities                               0                  0                  0
                                                                        ---------------    ---------------    ---------------
                                                                        $   258,299,968    $    62,024,582    $   123,057,816
                                                                        ===============    ===============    ===============

(b) Cost: $426,669 and $83,361, for the Intermediate Duration Portfolio and Intermediate Duration Institutional Portfolio, respectively. (Note 1)

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.


--------------------------------------------------------------------------------
                                                         2005 Annual Report   21

================================================================================
Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc.

Statements of Assets and Liabilities--September 30, 2005 (continued)

                                                                 DIVERSIFIED         CALIFORNIA         NEW YORK
                                                                  MUNICIPAL           MUNICIPAL         MUNICIPAL
                                                                  PORTFOLIO           PORTFOLIO         PORTFOLIO
====================================================================================================================
ASSETS
  Investments in securities at value                           $ 3,172,134,706    $ 1,063,810,756    $ 1,396,242,245
  Cash in bank                                                          10,329             13,172             78,642
  Receivables:
    Interest                                                        41,319,191         12,923,654         19,614,339
    Investment securities sold                                      22,047,719          1,130,000          1,335,147
    Capital shares sold                                             10,408,209          5,150,747          2,868,694
    Margin due from broker on futures contracts                          7,563             14,438             23,031
  Appreciation of swap agreement                                     1,026,402            111,751            199,774
                                                               ---------------    ---------------    ---------------
  Total assets                                                   3,246,954,119      1,083,154,518      1,420,361,872
                                                               ---------------    ---------------    ---------------
LIABILITIES
  Payables:
    Dividends to shareholders                                        2,806,967            890,999          1,256,308
    Investment securities purchased                                 45,840,909          5,334,916         12,864,893
    Capital shares redeemed                                          3,192,140            630,068            941,824
    Management fee                                                   1,218,017            437,219            560,577
    Shareholder servicing and administration fee                       243,975             80,180            104,589
    Transfer Agent fee                                                  40,831              9,634             21,465
    Distribution fee payable                                           132,726             54,890             82,339
    Accrued expenses                                                   222,683             93,826            102,288
  Depreciation of swap agreement                                       358,022            238,377            163,186
                                                               ---------------    ---------------    ---------------
  Total liabilities                                                 54,056,270          7,770,109         16,097,469
                                                               ---------------    ---------------    ---------------
  NET ASSETS (e)                                               $ 3,192,897,849    $ 1,075,384,409    $ 1,404,264,403
                                                               ===============    ===============    ===============
  Cost of investments                                          $ 3,128,737,061    $ 1,047,248,628    $ 1,372,880,852
                                                               ===============    ===============    ===============
NET ASSETS CONSIST OF:
  Capital stock, at par                                        $       227,030    $        75,548    $       100,988
  Additional paid-in capital                                     3,154,774,963      1,061,180,311      1,381,800,465
  Undistributed net investment income/(excess distributions)            (7,993)          (169,884)             6,063
  Accumulated net realized loss on investment
    and futures transactions                                        (6,213,051)        (2,234,193)        (1,196,032)
  Unrealized appreciation of investments,
     futures and swaps                                              44,116,900         16,532,627         23,552,919
                                                               ---------------    ---------------    ---------------
                                                               $ 3,192,897,849    $ 1,075,384,409    $ 1,404,264,403
                                                               ===============    ===============    ===============

(e) See page 23 for share class information on net asset value, offering price and redemption price per share of the Diversified Municipal, California Municipal and New York Municipal Portfolios.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.


--------------------------------------------------------------------------------
22       Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

================================================================================

                                                     DIVERSIFIED      CALIFORNIA        NEW YORK
                                                      MUNICIPAL        MUNICIPAL        MUNICIPAL
                                                      PORTFOLIO        PORTFOLIO        PORTFOLIO
===================================================================================================
CALCULATION OF MAXIMUM OFFERING PRICE

Municipal Class Shares
  Net Assets                                       $2,976,420,639   $  983,388,201   $1,274,466,147
  Shares of capital stock outstanding                 211,642,663       69,085,237       91,649,286
                                                   --------------   --------------   --------------
  Net asset value and offering price per share     $        14.06   $        14.23   $        13.91
                                                   ==============   ==============   ==============

Class A Shares
  Net Assets                                       $   83,352,620   $   37,420,332   $   44,730,382
  Shares of capital stock outstanding                   5,925,090        2,628,962        3,217,902
                                                   --------------   --------------   --------------
  Net asset value and redemption price per share   $        14.07   $        14.23   $        13.90
  Sales charge--4.25% of public offering price                .62              .63              .62
                                                   --------------   --------------   --------------
  Maximum offering price                           $        14.69   $        14.86   $        14.52
                                                   ==============   ==============   ==============

Class B Shares
  Net Assets                                       $   66,067,475   $   26,081,347   $   48,851,122
  Shares of capital stock outstanding                   4,695,737        1,832,025        3,515,762
                                                   --------------   --------------   --------------
  Net asset value and offering price per share     $        14.07   $        14.24   $        13.89
                                                   ==============   ==============   ==============

Class C Shares
  Net Assets                                       $   67,057,115   $   28,494,529   $   36,216,752
  Shares of capital stock outstanding                   4,766,497        2,001,884        2,605,267
                                                   --------------   --------------   --------------
  Net asset value and offering price per share     $        14.07   $        14.23   $        13.90
                                                   ==============   ==============   ==============


--------------------------------------------------------------------------------
                                                         2005 Annual Report   23

Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc. Statements of Assets and Liabilities--September 30, 2005 (continued)

                                                                     SHORT
                                                                  DURATION PLUS
                                                                    PORTFOLIO
================================================================================
ASSETS
  Investments in securities at value                              $ 505,860,466
  Cash in bank                                                          113,632
  Receivables:
    Interest                                                          4,523,601
    Capital shares sold                                               1,015,985
                                                                  -------------
  Total assets                                                      511,513,684
                                                                  -------------
LIABILITIES
  Payables:
    Dividends to shareholders                                           491,963
    Investment securities purchased                                  14,870,381
    Capital shares redeemed                                           2,316,645
    Deferred income on dollar rolls                                       5,644
    Management fee                                                      196,476
    Shareholder servicing and administration fee                         33,416
    Transfer Agent fee                                                   14,799
    Distribution fee payable                                             54,587
    Accrued expenses                                                     80,852
                                                                  -------------
  Total liabilities                                                  18,064,763
                                                                  -------------
  NET ASSETS                                                      $ 493,448,921
                                                                  =============
  Cost of investments                                             $ 510,609,627
                                                                  =============
NET ASSETS CONSIST OF:
  Capital stock, at par                                           $      39,830
  Additional paid-in capital                                        508,058,893
  Undistributed net investment income/
    (excess distributions)                                             (429,220)
  Accumulated net realized loss on
    investment transactions                                          (9,471,421)
  Unrealized appreciation/(depreciation) of
    investments                                                      (4,749,161)
                                                                  -------------
                                                                  $ 493,448,921
                                                                  =============

                                                                     SHORT
                                                                  DURATION PLUS
                                                                    PORTFOLIO
================================================================================
CALCULATION OF MAXIMUM OFFERING PRICE

Short Duration Plus Class Shares
  Net Assets                                                      $  398,786,597
  Shares of capital stock outstanding                                 32,188,431
                                                                  --------------
  Net asset value and offering price per share                    $        12.39
                                                                  ==============
Short Duration Class A Shares
  Net Assets                                                      $   42,601,612
  Shares of capital stock outstanding                                  3,438,262
                                                                  --------------
  Net asset value and redemption price per share                  $        12.39
  Sales charge--4.25% of public offering price                              0.55
                                                                  --------------
  Maximum offering price                                          $        12.94
                                                                  ==============
Short Duration Class B Shares
  Net Assets                                                      $   27,964,221
  Shares of capital stock outstanding                                  2,257,289
                                                                  --------------
  Net asset value and offering price per share                    $        12.39
                                                                  ==============
Short Duration Class C Shares
  Net Assets                                                      $   24,096,491
  Shares of capital stock outstanding                                  1,945,794
                                                                  --------------
  Net asset value and offering price per share                    $        12.38
                                                                  ==============

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.


--------------------------------------------------------------------------------
24       Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

                      This page intentionally left blank.


--------------------------------------------------------------------------------
                                                         2005 Annual Report   25

================================================================================
Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc.

Statements of Operations for the Year Ended September 30, 2005

                                                            TAX-MANAGED                         EMERGING             INTERMEDIATE
                                                           INTERNATIONAL     INTERNATIONAL       MARKETS               DURATION
                                                             PORTFOLIO         PORTFOLIO        PORTFOLIO              PORTFOLIO
==================================================================================================================================
INVESTMENT INCOME
  Income:
    Interest                                              $    1,460,293    $    2,490,717    $      417,475        $  119,894,459
    Dividends (net of foreign withholding taxes
      of $13,907,951, $6,140,641, $7,206,419 and
      $0, respectively)                                      125,540,404        58,087,438        56,110,963                 3,113
    Income from dollar rolls                                           0                 0                 0            22,060,341
                                                          --------------    --------------    --------------        --------------
  Total income                                               127,000,697        60,578,155        56,528,438           141,957,913
                                                          --------------    --------------    --------------        --------------
  Expenses
    Management fee                                            48,104,766        23,369,761        19,260,256            14,419,619
    Shareholder servicing and administration fee              13,258,263         6,157,047         4,002,279             3,104,905
    Custodian fee                                              2,224,586         1,220,931         3,075,502               408,744
    Transfer Agent fee                                           303,289           220,134           264,817               187,374
    Distribution fees - Class A                                    3,407            34,709                 0                     0
    Distribution fees - Class B                                    1,284            19,182                 0                     0
    Distribution fees - Class C                                    4,457            92,176                 0                     0
    Distribution fees - Class R                                        0                22                 0                     0
    Auditing and tax fees                                        197,510            97,962            56,793               108,751
    Directors' fees and expenses                                  84,942            39,787            26,819                46,180
    Legal fees                                                   131,276            54,096            52,193                96,082
    Registration fees                                            239,376           121,842            69,033               164,106
    Printing fees                                                 47,361            51,814            14,531                68,787
    Miscellaneous                                                178,700            97,731            93,795                99,046
                                                          --------------    --------------    --------------        --------------
  Total expenses                                              64,779,217        31,577,194        26,916,018            18,703,594
  Less: expenses waived and reimbursed by the
    Adviser or Transfer Agent                                    (17,818)           (4,831)                0                     0
  Less: expense offset arrangement                                   (13)             (183)                0                     0
                                                          --------------    --------------    --------------        --------------
  Net expenses                                                64,761,386        31,572,180        26,916,018            18,703,594
                                                          --------------    --------------    --------------        --------------
  Net investment income                                       62,239,311        29,005,975        29,612,420           123,254,319
                                                          --------------    --------------    --------------        --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain (loss) on:
    Investment transactions                                  346,006,192       208,991,554       380,874,200*(a)        (1,493,835)
    Futures transactions                                       4,178,296         1,491,084           943,067             2,878,294
    Foreign currency transactions                                578,922           837,777        (1,958,458)            1,370,227
    Swap transactions                                                  0                 0                 0              (111,245)
                                                          --------------    --------------    --------------        --------------
  Net realized gain (loss) on investment
  and foreign currency transactions                          350,763,410       211,320,415       379,858,809             2,643,441
                                                          --------------    --------------    --------------        --------------
  Net increase (decrease) in unrealized appreciation/
    (depreciation) of:
    Investments, futures and swaps                           714,383,430       294,640,503       263,504,358+          (29,924,326)
    Foreign currency denominated assets and liabilities          (91,816)         (439,823)           18,072             3,501,096
                                                          --------------    --------------    --------------        --------------
  Net increase (decrease) in unrealized appreciation/
  (depreciation) of investments and foreign currency
  denominated assets and liabilities                         714,291,614       294,200,680       263,522,430           (26,423,230)
                                                          --------------    --------------    --------------        --------------
  Net realized and unrealized gain (loss) on
  investment and foreign currency transactions             1,065,055,024       505,521,095       643,381,239           (23,779,789)
                                                          --------------    --------------    --------------        --------------
  Net increase in net assets resulting from operations    $1,127,294,335    $  534,527,070    $  672,993,659        $   99,474,530
                                                          ==============    ==============    ==============        ==============


--------------------------------------------------------------------------------
26       Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

================================================================================

                                                                             INTERMEDIATE     SHORT DURATION
                                                         U.S. GOVERNMENT       DURATION         DIVERSIFIED
                                                          SHORT DURATION     INSTITUTIONAL       MUNICIPAL
                                                            PORTFOLIO          PORTFOLIO         PORTFOLIO
============================================================================================================
INVESTMENT INCOME
  Income:
    Interest                                              $    2,856,616    $   23,662,653    $    7,007,606
    Dividends (net of foreign withholding taxes
      of $13,907,951, $6,140,641, $7,206,419 and
      $0, respectively)                                                0               647                 0
    Income from dollar rolls                                      67,434         4,530,127                 0
                                                          --------------    --------------    --------------
  Total income                                                 2,924,050        28,193,427         7,007,606
                                                          --------------    --------------    --------------
  Expenses
    Management fee                                               459,208         3,057,004         1,263,931
    Shareholder servicing and administration fee                  91,842                 0           253,042
    Custodian fee                                                100,510           208,768           143,549
    Transfer Agent fee                                            25,695            21,493            27,103
    Distribution fees - Class A                                        0                 0                 0
    Distribution fees - Class B                                        0                 0                 0
    Distribution fees - Class C                                        0                 0                 0
    Distribution fees - Class R                                        0                 0                 0
    Auditing and tax fees                                          3,879            51,008             5,760
    Directors' fees and expenses                                   1,627            22,061             3,655
    Legal fees                                                     4,861            63,170             7,128
    Registration fees                                             17,823            30,646            65,560
    Printing fees                                                  2,269             9,580             4,434
    Miscellaneous                                                  6,962            32,105            15,518
                                                          --------------    --------------    --------------
  Total expenses                                                 714,676         3,495,835         1,789,680
  Less: expenses waived and reimbursed by the
    Adviser or Transfer Agent                                          0          (744,532)                0
  Less: expense offset arrangement                                     0                 0                 0
                                                          --------------    --------------    --------------
  Net expenses                                                   714,676         2,751,303         1,789,680
                                                          --------------    --------------    --------------
  Net investment income                                        2,209,374        25,442,124         5,217,926
                                                          --------------    --------------    --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain (loss) on:
    Investment transactions                                     (547,164)         (156,999)         (875,842)
    Futures transactions                                               0           566,440             7,819
    Foreign currency transactions                                      0           277,710                 0
    Swap transactions                                                  0          (149,377)          (89,628)
                                                          --------------    --------------    --------------
  Net realized gain (loss) on investment
  and foreign currency transactions                             (547,164)          537,774          (957,651)
                                                          --------------    --------------    --------------
  Net increase (decrease) in unrealized appreciation/
    (depreciation) of:
    Investments, futures and swaps                              (874,120)       (6,225,328)       (1,112,181)
    Foreign currency denominated assets and liabilities                0           685,107                 0
                                                          --------------    --------------    --------------
  Net increase (decrease) in unrealized appreciation/
  (depreciation) of investments and foreign currency
  denominated assets and liabilities                            (874,120)       (5,540,221)       (1,112,181)
                                                          --------------    --------------    --------------
  Net realized and unrealized gain (loss) on
  investment and foreign currency transactions                (1,421,284)       (5,002,447)       (2,069,832)
                                                          --------------    --------------    --------------
  Net increase in net assets resulting from operations    $      788,090    $   20,439,677    $    3,148,094
                                                          ==============    ==============    ==============

                                                          SHORT DURATION    SHORT DURATION
                                                            CALIFORNIA         NEW YORK
                                                             MUNICIPAL         MUNICIPAL
                                                             PORTFOLIO         PORTFOLIO
==========================================================================================
INVESTMENT INCOME
  Income:
    Interest                                              $    1,840,562    $    3,369,263
    Dividends (net of foreign withholding taxes
      of $13,907,951, $6,140,641, $7,206,419 and
      $0, respectively)                                                0                 0
    Income from dollar rolls                                           0                 0
                                                          --------------    --------------
  Total income                                                 1,840,562         3,369,263
                                                          --------------    --------------
  Expenses
    Management fee                                               341,328           614,623
    Shareholder servicing and administration fee                  68,266           122,925
    Custodian fee                                                102,592           118,307
    Transfer Agent fee                                            23,327            24,996
    Distribution fees - Class A                                        0                 0
    Distribution fees - Class B                                        0                 0
    Distribution fees - Class C                                        0                 0
    Distribution fees - Class R                                        0                 0
    Auditing and tax fees                                            798             4,075
    Directors' fees and expenses                                   1,018             1,967
    Legal fees                                                     1,500             3,974
    Registration fees                                              8,733            10,176
    Printing fees                                                    893             1,823
    Miscellaneous                                                  5,676            12,874
                                                          --------------    --------------
  Total expenses                                                 554,131           915,740
  Less: expenses waived and reimbursed by the
    Adviser or Transfer Agent                                          0                 0
  Less: expense offset arrangement                                     0                 0
                                                          --------------    --------------
  Net expenses                                                   554,131           915,740
                                                          --------------    --------------
  Net investment income                                        1,286,431         2,453,523
                                                          --------------    --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain (loss) on:
    Investment transactions                                     (163,338)         (534,103)
    Futures transactions                                           5,585             4,468
    Foreign currency transactions                                      0                 0
    Swap transactions                                            (10,369)         (103,095)
                                                          --------------    --------------
  Net realized gain (loss) on investment
  and foreign currency transactions                             (168,122)         (632,730)
                                                          --------------    --------------
  Net increase (decrease) in unrealized appreciation/
    (depreciation) of:
    Investments, futures and swaps                              (392,395)         (173,740)
    Foreign currency denominated assets and liabilities                0                 0
                                                          --------------    --------------
  Net increase (decrease) in unrealized appreciation/
  (depreciation) of investments and foreign currency
  denominated assets and liabilities                            (392,395)         (173,740)
                                                          --------------    --------------
  Net realized and unrealized gain (loss) on
  investment and foreign currency transactions                  (560,517)         (806,470)
                                                          --------------    --------------
  Net increase in net assets resulting from operations    $      725,914    $    1,647,053
                                                          ==============    ==============

*Net of foreign capital gains taxes of $1,582,519.

+Net of change in foreign capital gains taxes of $(414,646).

(a) On May 2, 2005, the Portfolio had a redemption-in-kind with total proceeds of $29,256,121. The net realized gain of the transactions of $16,678,544 will not be realized for tax purposes. See Notes to Financial Statements.


--------------------------------------------------------------------------------
                                                         2005 Annual Report   27

================================================================================
Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc.

Statements of Operations for the Year Ended September 30, 2005(continued)

                                                          DIVERSIFIED      CALIFORNIA         NEW YORK
                                                           MUNICIPAL        MUNICIPAL         MUNICIPAL
                                                           PORTFOLIO        PORTFOLIO         PORTFOLIO
========================================================================================================
INVESTMENT INCOME
  Income:
    Interest                                             $ 111,062,797    $  36,945,095    $  52,658,890
                                                         -------------    -------------    -------------
  Total income                                             111,062,797       36,945,095       52,658,890
                                                         -------------    -------------    -------------
  Expenses
    Management fee                                          14,019,811        5,009,406        6,528,882
    Shareholder servicing  fee                               2,752,982          898,450        1,190,723
    Custodian fee                                              452,850          238,276          289,343
    Transfer Agent fee                                         243,314           75,487          123,694
    Distribution fees--Class A                                 273,848          119,537          150,757
    Distribution fees--Class B                                 828,947          319,331          540,881
    Distribution fees--Class C                                 777,935          318,610          446,883
    Auditing and tax fees                                      126,162           48,023           64,530
    Printing fees                                               91,993           18,699           51,741
    Registration fees                                          247,004           42,993           66,463
    Legal fees                                                  96,103           39,130           35,064
    Directors' fees and expenses                                44,926           12,653           18,450
    Miscellaneous                                              102,958           42,026           51,481
                                                         -------------    -------------    -------------
  Total expenses                                            20,058,833        7,182,621        9,558,892
    Less: expense offset arrangement                              (552)            (248)            (307)
                                                         -------------    -------------    -------------
    Net expenses                                            20,058,281        7,182,373        9,558,585
                                                         -------------    -------------    -------------
  Net investment income                                     91,004,516       29,762,722       43,100,305
                                                         -------------    -------------    -------------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENT TRANSACTIONS
  Net realized gain (loss) on:
    Investment transactions                                    924,900          376,153        2,077,214
    Futures transactions                                        24,574           46,914           74,839
    Swap transactions                                         (855,573)         (68,999)        (434,196)
                                                         -------------    -------------    -------------
  Net realized gain (loss) on investment transactions           93,901          354,068        1,717,857
                                                         -------------    -------------    -------------
  Net decrease in unrealized appreciation/
  (depreciation) of investments, futures and swaps         (43,831,499)     (10,356,391)     (21,490,657)
                                                         -------------    -------------    -------------
  Net realized and unrealized loss on
  investment transactions                                  (43,737,598)     (10,002,323)     (19,772,800)
                                                         -------------    -------------    -------------
  Net increase in net assets resulting from operations   $  47,266,918    $  19,760,399    $  23,327,505
                                                         =============    =============    =============

See Notes to Financial Statements.


--------------------------------------------------------------------------------
28       Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

================================================================================

                                                                       SHORT
                                                                   DURATION PLUS
                                                                     PORTFOLIO
================================================================================

INVESTMENT INCOME
  Income:
    Interest                                                       $ 18,781,093
    Income from dollar rolls                                            448,688
                                                                   ------------
  Total income                                                       19,229,781
                                                                   ------------
  Expenses
    Management fee                                                    2,515,435
    Shareholder servicing fee                                           410,072
    Custodian fees                                                      211,928
    Transfer Agent fees                                                 169,078
    Distribution fees--Short Duration Class A                           152,615
    Distribution fees--Short Duration Class B                           362,451
    Distribution fees--Short Duration Class C                           314,284
    Distribution fees--Short Duration Class R                                20
    Auditing and tax fees                                                28,351
    Directors' fees and expenses                                          7,476
    Legal fees                                                           13,741
    Registration fees                                                   164,767
    Printing fees                                                        76,612
    Miscellaneous                                                        28,457
                                                                   ------------
  Total expenses                                                      4,455,287
  Less: expense offset arrangement                                         (636)
                                                                   ------------
  Net expenses                                                        4,454,651
                                                                   ------------
  Net investment income                                              14,775,130
                                                                   ------------
REALIZED AND UNREALIZED LOSS ON
INVESTMENT TRANSACTIONS
  Net realized loss on investment transactions                       (4,683,066)
                                                                   ------------
  Net decrease in unrealized appreciation/
  (depreciation) of investments                                      (5,122,328)
                                                                   ------------
  Net realized and unrealized loss on
  investment transactions                                            (9,805,394)
                                                                   ------------
  Net increase in net assets resulting from operations             $  4,969,736
                                                                   ============

See Notes to Financial Statements.


--------------------------------------------------------------------------------
                                                         2005 Annual Report   29

================================================================================
Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc.

Statements of Changes in Net Assets

                                                      ----------------------------------    ----------------------------------
                                                                  TAX-MANAGED
                                                                 INTERNATIONAL                         INTERNATIONAL
                                                                   PORTFOLIO                             PORTFOLIO
                                                      ----------------------------------    ----------------------------------
                                                            YEAR               YEAR               YEAR               YEAR
                                                            ENDED              ENDED              ENDED              ENDED
                                                           9/30/05            9/30/04            9/30/05            9/30/04
===============================================================================================================================
INCREASE (DECREASE) IN NET ASSETS FROM
  Operations:
    Net investment income                             $    62,239,311    $    33,189,444    $    29,005,975 $    15,459,065
    Net realized gain (loss) on investment
    and foreign currency transactions                     350,763,410        239,680,030        211,320,415     158,890,388
    Increase (decrease) in unrealized appreciation/
    (depreciation) of investments and foreign
    currency denominated assets and liabilities           714,291,614        396,395,071        294,200,680     170,461,959
                                                      ---------------    ---------------    --------------- ---------------
  Net increase in net assets
  resulting from operations                             1,127,294,335        669,264,545        534,527,070     344,811,412
                                                      ---------------    ---------------    --------------- ---------------
  Dividends and distributions to shareholders:
    Dividends from net investment income (a)              (38,554,498)       (61,238,586)       (19,679,950)    (18,338,621)
                                                      ---------------    ---------------    --------------- ---------------
    Dividends from net realized gain on
    investment transactions(a)                            (64,402,318)                 0                  0               0
                                                      ---------------    ---------------    --------------- ---------------
  Total dividends and distributions
  to shareholders                                        (102,956,816)       (61,238,586)       (19,679,950)    (18,338,621)
                                                      ---------------    ---------------    --------------- ---------------
  Capital-share transactions
    Net proceeds from sales of shares                   1,054,997,614      1,020,243,092        443,734,535     383,372,088
    Net proceeds from sales of shares issued
    to shareholders on reinvestment of
    dividends and distributions                            97,862,728         54,534,862         19,096,435      17,787,574
                                                      ---------------    ---------------    --------------- ---------------
  Total proceeds from shares sold                       1,152,860,342      1,074,777,954        462,830,970     401,159,662
    Cost of shares redeemed                              (707,054,456)      (632,148,009)      (349,463,822)   (354,908,912)
                                                      ---------------    ---------------    --------------- ---------------
  Increase (decrease) in net assets from
  capital-share transactions                              445,805,886        442,629,945        113,367,148      46,250,750
                                                      ---------------    ---------------    --------------- ---------------
  Net increase in net assets                            1,470,143,405      1,050,655,904        628,214,268     372,723,541
NET ASSETS:
  Beginning of period                                   4,611,903,834      3,561,247,930      2,199,390,803   1,826,667,262
                                                      ---------------    ---------------    --------------- ---------------
  End of period (b)                                   $ 6,082,047,239    $ 4,611,903,834    $ 2,827,605,071 $ 2,199,390,803
                                                      ===============    ===============    =============== ===============
(b) Includes undistributed net investment income/
(excess distributions) of:                            $    61,497,629    $    37,233,894    $    28,673,973 $    18,510,171
                                                      ===============    ===============    =============== ===============

(a) See page 36 for share class information on dividend distributions of the Tax-Managed International and International Portfolios.

*Includes effect of portfolio transaction fee in the amounts of $13,012,499 and $9,217,750 for the years ended September 30, 2005 and September 30, 2004, respectively.See Notes to Financial Statements.


--------------------------------------------------------------------------------
30       Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

================================================================================

                                                         -----------------------------------     -----------------------------------
                                                                       EMERGING                             INTERMEDIATE
                                                                       MARKETS                                DURATION
                                                                      PORTFOLIO                               PORTFOLIO
                                                         -----------------------------------     -----------------------------------
                                                               YEAR               YEAR                 YEAR               YEAR
                                                               ENDED              ENDED                ENDED              ENDED
                                                              9/30/05            9/30/04              9/30/05            9/30/04
====================================================================================================================================
INCREASE (DECREASE) IN NET ASSETS FROM
  Operations:
    Net investment income                                $    29,612,420     $    16,252,022     $   123,254,319    $    97,226,406
    Net realized gain (loss) on investment
    and foreign currency transactions                        379,858,809         134,577,282           2,643,441         28,542,196
    Increase (decrease) in unrealized appreciation/
    (depreciation) of investments and foreign
    currency denominated assets and liabilities              263,522,430         216,028,280         (26,243,230)       (29,008,182)
                                                         ---------------     ---------------     ---------------    ---------------
  Net increase in net assets
  resulting from operations                                  672,993,659         366,857,584          99,474,530         96,760,420
                                                         ---------------     ---------------     ---------------    ---------------
  Dividends and distributions to shareholders:
    Dividends from net investment income (a)                  (2,635,948)         (9,586,370)       (126,024,077)       (99,678,637)
                                                         ---------------     ---------------     ---------------    ---------------
    Dividends from net realized gain on
    investment transactions(a)                               (36,713,975)        (64,402,318)         (8,277,788)                 0
                                                         ---------------     ---------------     ---------------    ---------------
  Total dividends and distributions
  to shareholders                                            (39,349,923)         (9,586,370)       (134,301,865)       (99,678,637)
                                                         ---------------     ---------------     ---------------    ---------------
  Capital-share transactions
    Net proceeds from sales of shares                        373,695,958         285,871,489         923,619,555        815,660,806
    Net proceeds from sales of shares issued
    to shareholders on reinvestment of
    dividends and distributions                               38,639,865           9,082,473          30,945,279         19,340,469
                                                         ---------------     ---------------     ---------------    ---------------
  Total proceeds from shares sold                            412,335,823         294,953,962         954,564,834        835,001,275
    Cost of shares redeemed                                 (526,820,800)       (189,259,509)       (385,795,947)      (381,541,966)
                                                         ---------------     ---------------     ---------------    ---------------
  Increase in net assets from
  capital-share transactions                                (114,484,977)*       105,694,453*        568,768,887        453,459,309
                                                         ---------------     ---------------     ---------------    ---------------
  Net increase in net assets                                 519,158,759         462,965,667         533,941,552        450,541,092
NET ASSETS:
  Beginning of period                                      1,361,367,560         898,401,893       2,852,803,405      2,402,262,313
                                                         ---------------     ---------------     ---------------    ---------------
  End of period (b)                                      $ 1,880,526,319     $ 1,361,367,560     $ 3,386,744,957    $ 2,852,803,405
                                                         ===============     ===============     ===============    ===============
(b) Includes undistributed net investment income/
(excess distributions) of:                               $    23,728,515     $      (474,305)    $      (673,655)   $    (3,026,265)
                                                         ===============     ===============     ===============    ===============


--------------------------------------------------------------------------------
                                                         2005 Annual Report   32

================================================================================
Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc.

Statements of Changes in Net Assets (continued)

                                                        ----------------------------------    ----------------------------------
                                                                 U.S. GOVERNMENT                    INTERMEDIATE DURATION
                                                                 SHORT DURATION                         INSTITUTIONAL
                                                                    PORTFOLIO                             PORTFOLIO
                                                        ----------------------------------    ----------------------------------
                                                             YEAR               YEAR               YEAR               YEAR
                                                             ENDED              ENDED              ENDED              ENDED
                                                            9/30/05            9/30/04            9/30/05            9/30/04
=================================================================================================================================
INCREASE (DECREASE) IN NET ASSETS FROM
  Operations:
    Net investment income                               $     2,209,374    $     2,099,165    $    25,442,124   $    20,658,605
    Net realized gain (loss) on investment
    and foreign currency transactions                          (547,164)          (499,571)           537,774         4,547,440
    Increase (decrease) in unrealized appreciation/
    (depreciation) of investments, futures, and swaps          (874,120)          (663,686)        (5,540,221)       (4,929,922)
                                                        ---------------    ---------------    ---------------   ---------------
  Net increase in net assets resulting
  from operations                                               788,090            935,908         20,439,677        20,276,123
                                                        ---------------    ---------------    ---------------   ---------------
    Dividends and distributions to shareholders:
    Dividends from net investment income (a)                 (2,490,757)        (2,366,550)       (25,875,590)      (21,141,826)
    Distributions from net realized gain on
    investment transactions (a)                                  (7,475)        (1,171,234)        (3,830,748)       (6,664,869)
                                                        ---------------    ---------------    ---------------   ---------------
  Total dividends and distributions
  to shareholders                                            (2,498,232)        (3,537,784)       (29,706,338)      (27,806,695)
                                                        ---------------    ---------------    ---------------   ---------------
  Capital-share transactions
    Net proceeds from sales of shares                        16,832,340         26,280,515        197,365,725       246,095,145
    Net proceeds from sales of shares issued
    to shareholders on reinvestment of
    dividends and distributions                               1,339,188          2,415,624         13,042,331        15,841,958
                                                        ---------------    ---------------    ---------------   ---------------
  Total proceeds from shares sold                            18,171,528         28,696,139        210,408,056       261,937,103
    Cost of shares redeemed                                 (23,661,657)       (45,060,481)      (159,474,673)     (109,675,335)
                                                        ---------------    ---------------    ---------------   ---------------
  Increase (decrease) in net assets from
  capital-share transactions                                 (5,490,129)       (16,364,342)        50,933,383       152,261,768
                                                        ---------------    ---------------    ---------------   ---------------
  Net increase (decrease) in net assets                      (7,200,271)       (18,966,218)        41,666,722       144,731,196
NET ASSETS:
  Beginning of period                                        93,594,770        112,560,988        609,248,469       464,517,273
                                                        ---------------    ---------------    ---------------   ---------------
  End of period (b)                                     $    86,394,499    $    93,594,770    $   650,915,191   $   609,248,469
                                                        ===============    ===============    ===============   ===============
(b) Includes undistributed net investment income/
(excess distributions) of:                              $        49,707    $        55,955    $      (542,396)  $       (33,797)
                                                        ===============    ===============    ===============   ===============

(a) See page 36 for share class information on dividend distributions of the Diversified Municipal Portfolio.

See Notes to Financial Statements.


--------------------------------------------------------------------------------
32       Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

================================================================================

                                                       ----------------------------------    ----------------------------------
                                                                SHORT DURATION                        SHORT DURATION
                                                             DIVERSIFIED MUNICIPAL                 CALIFORNIA MUNICIPAL
                                                                   PORTFOLIO                            PORTFOLIO
                                                       ----------------------------------    ----------------------------------
                                                            YEAR               YEAR               YEAR               YEAR
                                                            ENDED              ENDED              ENDED              ENDED
                                                           9/30/05            9/30/04            9/30/05            9/30/04
================================================================================================================================
INCREASE (DECREASE) IN NET ASSETS FROM
  Operations:
    Net investment income                              $     5,217,926    $     4,344,201    $     1,286,431    $     1,228,920
    Net realized gain (loss) on investment
    and foreign currency transactions                         (957,651)          (263,292)          (168,122)           (50,446)
    Increase (decrease) in unrealized appreciation/
    (depreciation) of investments, futures and swaps        (1,112,181)        (1,181,343)          (392,395)          (532,415)
                                                       ---------------    ---------------    ---------------    ---------------
  Net increase in net assets
  resulting from operations                                  3,148,094          2,899,566            725,914            646,059
                                                       ---------------    ---------------    ---------------    ---------------
  Dividends and distributions to shareholders:
    Dividends from net investment income (a)                (5,214,254)        (4,265,828)        (1,288,933)        (1,227,532)
    Distributions from net realized gain on
    investment transactions (a)                                      0           (315,786)                 0                  0
                                                       ---------------    ---------------    ---------------    ---------------
  Total dividends and distributions
  to shareholders                                           (5,214,254)        (4,581,614)        (1,288,933)        (1,227,532)
                                                       ---------------    ---------------    ---------------    ---------------
  Capital-share transactions
    Net proceeds from sales of shares                      171,799,003        151,818,429         45,457,089         59,632,686
    Net proceeds from sales of shares issued
    to shareholders on reinvestment of
    dividends and distributions                              2,175,270          2,062,452            806,718            762,968
                                                       ---------------    ---------------    ---------------    ---------------
  Total proceeds from shares sold                          173,974,273        153,880,881         46,263,807         60,395,654
    Cost of shares redeemed                               (167,336,591)      (132,119,645)       (55,312,984)       (67,995,139)
                                                       ---------------    ---------------    ---------------    ---------------
  Increase (decrease) in net assets from
  capital-share transactions                                 6,637,682         21,761,236         (9,049,177)        (7,599,485)
                                                       ---------------    ---------------    ---------------    ---------------
  Net increase (decrease) in net assets                      4,571,522         20,079,188         (9,612,196)        (8,180,958)
NET ASSETS:
  Beginning of period                                      253,728,446        233,649,258         71,636,778         79,817,736
                                                       ---------------    ---------------    ---------------    ---------------
  End of period (b)                                    $   258,299,968    $   253,728,446    $    62,024,582    $    71,636,778
                                                       ===============    ===============    ===============    ===============
(b) Includes undistributed net investment income/
(excess distributions) of:                             $       (16,313)   $        (1,914)   $       (20,075)   $       (17,095)
                                                       ===============    ===============    ===============    ===============

                                                       ----------------------------------    ----------------------------------
                                                                  SHORT DURATION
                                                                NEW YORK MUNICIPAL                 DIVERSIFIED MUNICIPAL
                                                                    PORTFOLIO                            PORTFOLIO
                                                       ----------------------------------    ----------------------------------
                                                            YEAR               YEAR               YEAR               YEAR
                                                            ENDED              ENDED              ENDED              ENDED
                                                           9/30/05            9/30/04            9/30/05            9/30/04
===================================================================================================================================
INCREASE (DECREASE) IN NET ASSETS FROM
  Operations:
    Net investment income                              $     2,453,523    $     2,222,556    $    91,004,516    $    80,344,194
    Net realized gain (loss) on investment
    and foreign currency transactions                         (632,730)           175,041             93,901         (2,676,633)
    Increase (decrease) in unrealized appreciation/
    (depreciation) of investments, futures and swaps          (173,740)        (1,049,893)       (43,831,499)       (10,548,395)
                                                       ---------------    ---------------    ---------------    ---------------
  Net increase in net assets
  resulting from operations                                  1,647,053          1,347,704         47,266,918         67,119,166
                                                       ---------------    ---------------    ---------------    ---------------
  Dividends and distributions to shareholders:
    Dividends from net investment income (a)                (2,457,605)        (2,204,693)       (90,960,777)       (80,061,703)
    Distributions from net realized gain on
    investment transactions (a)                                      0                  0                  0                  0
                                                       ---------------    ---------------    ---------------    ---------------
  Total dividends and distributions
  to shareholders                                           (2,457,605)        (2,204,693)       (90,960,777)       (80,061,703)
                                                       ---------------    ---------------    ---------------    ---------------
  Capital-share transactions
    Net proceeds from sales of shares                       72,030,243         95,152,474        985,636,697        876,220,074
    Net proceeds from sales of shares issued
    to shareholders on reinvestment of
    dividends and distributions                              1,121,675          1,018,598         18,173,262         18,981,822
                                                       ---------------    ---------------    ---------------    ---------------
  Total proceeds from shares sold                           73,151,918         96,171,072      1,003,809,959        895,201,896
    Cost of shares redeemed                                (72,459,303)       (93,079,427)      (564,369,617)      (499,857,512)
                                                       ---------------    ---------------    ---------------    ---------------
  Increase (decrease) in net assets from
  capital-share transactions                                   692,615          3,091,645        439,440,342        395,344,384
                                                       ---------------    ---------------    ---------------    ---------------
  Net increase (decrease) in net assets                       (117,937)         2,234,656        395,746,483        382,401,847
NET ASSETS:
  Beginning of period                                      123,175,753        120,941,097      2,797,151,366      2,414,749,519
                                                       ---------------    ---------------    ---------------    ---------------
  End of period (b)                                    $   123,057,816    $   123,175,753    $ 3,192,897,849    $ 2,797,151,366
                                                       ===============    ===============    ===============    ===============
(b) Includes undistributed net investment income/
(excess distributions) of:                             $         1,107    $         8,526    $        (7,993)   $        57,103
                                                       ===============    ===============    ===============    ===============


--------------------------------------------------------------------------------
                                                         2005 Annual Report   33

================================================================================
Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc. Statements of Changes in Net Assets (continued)

                                                         ----------------------------------    ----------------------------------
                                                                 CALIFORNIA MUNICIPAL                   NEW YORK MUNICIPAL
                                                                      PORTFOLIO                              PORTFOLIO
                                                          ----------------------------------    ----------------------------------
                                                               YEAR               YEAR               YEAR               YEAR
                                                               ENDED              ENDED              ENDED              ENDED
                                                              9/30/05            9/30/04            9/30/05            9/30/04
==================================================================================================================================
INCREASE (DECREASE) IN NET ASSETS FROM
  Operations:
    Net investment income                                 $    29,762,722    $    25,545,068    $    43,100,305    $    39,925,958
    Net realized gain (loss) on investment transactions           354,068         (1,686,444)         1,717,857             56,382
    Increase (decrease) in unrealized appreciation/
    (depreciation) of investments, futures, and swaps         (10,356,391)        (2,041,584)       (21,490,657)        (9,511,265)
                                                          ---------------    ---------------    ---------------    ---------------
  Net increase (decrease) in net assets resulting
  from operations                                              19,760,399         21,817,040         23,327,505         30,471,075
                                                          ---------------    ---------------    ---------------    ---------------
  Dividends and distributions to shareholders:
    Dividends from net investment income (a)                  (29,792,395)       (25,501,477)       (43,178,963)       (39,773,105)
    Distributions from net realized gain on investment
    transactions (a)                                             (675,420)          (584,016)                 0                  0
                                                          ---------------    ---------------    ---------------    ---------------
  Total dividends and distributions to shareholders           (30,467,815)       (26,085,493)       (43,178,963)       (39,773,105)
                                                          ---------------    ---------------    ---------------    ---------------
  Capital-share transactions (Note 6):
    Net proceeds from sales of shares                         324,048,982        314,353,362        388,609,059        351,775,089
    Net proceeds from sales of shares issued to
    shareholders on reinvestment of dividends
    and distributions                                           7,794,812          7,597,543         12,522,489         12,764,315
                                                          ---------------    ---------------    ---------------    ---------------
  Total proceeds from shares sold                             331,843,794        321,950,905        401,131,548        364,539,404
    Cost of shares redeemed                                  (197,962,811)      (194,387,540)      (263,675,915)      (277,559,965)
                                                          ---------------    ---------------    ---------------    ---------------
  Increase in net assets from
  capital-share transactions                                  133,880,983        127,563,365        137,455,633         86,979,439
                                                          ---------------    ---------------    ---------------    ---------------
  Net increase in net assets                                  123,173,567        123,294,912        117,604,175         77,677,409
NET ASSETS:
  Beginning of period                                         952,210,842        828,915,930      1,286,660,228      1,208,982,819
                                                          ---------------    ---------------    ---------------    ---------------
  End of period (b)                                       $ 1,075,384,409    $   952,210,842    $ 1,404,264,403    $ 1,286,660,228
                                                          ===============    ===============    ===============    ===============
(b) Includes undistributed net investment income/
(excess distributions) of:                                $      (169,884)   $       (32,569)   $         6,063    $        72,495
                                                          ===============    ===============    ===============    ===============

(a) See pages 36 & 37 for share class information on dividend distributions of the California Municipal and New York Municipal Portfolios.

See Notes to Financial Statements.


--------------------------------------------------------------------------------
34       Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

                                                      -------------------------------
                                                                    SHORT
                                                                DURATION PLUS
                                                                  PORTFOLIO
                                                      -------------------------------
                                                           YEAR            YEAR
                                                           ENDED           ENDED
                                                          9/30/04         9/30/03
=====================================================================================
INCREASE (DECREASE) IN NET ASSETS FROM
  Operations:
    Net investment income                             $  14,775,130    $  12,474,360
    Net realized loss on investment transactions         (4,683,066)      (2,924,390)
    Decrease in unrealized appreciation/
    (depreciation) of investments and futures            (5,122,328)      (3,115,801)
                                                      -------------    -------------
  Net increase in net assets resulting
  from operations                                         4,969,736        6,434,169
                                                      -------------    -------------
  Dividends and distributions to shareholders:
    Dividends from net investment income (a)            (16,141,481)     (13,515,809)
    Distributions from net realized gain on
    investment transactions (a)                            (520,245)        (664,559)
                                                      -------------    -------------
  Total dividends and distributions to shareholders     (16,661,726)     (14,180,368)
                                                      -------------    -------------
  Capital-share transactions:
    Net proceeds from sales of shares                   178,626,953      278,798,276
    Net proceeds from sales of shares issued to
    shareholders on reinvestment of dividends
    and distributions                                     7,646,420        6,885,041
                                                      -------------    -------------
  Total proceeds from shares sold                       186,273,373      285,683,317
    Cost of shares redeemed                            (245,678,393)    (285,806,515)
                                                      -------------    -------------
  Decrease in net assets from
  capital-share transactions                            (59,405,020)        (123,198)
                                                      -------------    -------------
  Net decrease in net assets                            (71,097,010)      (7,869,397)
NET ASSETS:
  Beginning of period                                   564,545,931      572,415,328
                                                      -------------    -------------
  End of period (b)                                   $ 493,448,921    $ 564,545,931
                                                      =============    =============
(b) Includes excess distributions of:                 $    (429,220)   $    (312,004)
                                                      =============    =============

(a) See page 37 for share class information on dividend distributions of the Short Duration Plus Portfolio.
See Notes to Financial Statements.


--------------------------------------------------------------------------------
                                                         2005 Annual Report   35

================================================================================

Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc. Statements of Changes in Net Assets (continued)

                                                   --------------------------------      --------------------------------
                                                              TAX-MANAGED
                                                             INTERNATIONAL                         INTERNATIONAL
                                                               PORTFOLIO                             PORTFOLIO
                                                   --------------------------------      --------------------------------
                                                       YEAR               YEAR               YEAR               YEAR
                                                       ENDED              ENDED              ENDED              ENDED
                                                     9/30/05           9/30/04 (a)          9/30/03        9/30/04 (a)(b)
-------------------------------------------------------------------------------------------------------------------------
Dividends to shareholders:
  Dividends from net investment income
  Tax-Managed International and International
  Class Shares, respectively                       $(38,551,625)      $(61,238,586)      $(19,606,874)      $(18,338,621)
  Class A                                                (1,635)                 0            (32,241)                 0
  Class B                                                  (374)                 0             (6,949)                 0
  Class C                                                  (864)                 0            (33,811)                 0
  Class R                                                     0                  0                (75)                 0
                                                   ------------       ------------       ------------       ------------
                                                   $(38,554,498)      $(61,238,586)      $(19,679,950)      $(18,338,621)
                                                   ============       ============       ============       ============


  Distributions from net realized gain on
  investment transactions
  Tax-Managed International Class Shares           $(64,395,815)      $          0
  Class A                                                (2,979)                 0
  Class B                                                (1,067)                 0
  Class C                                                (2,457)                 0
                                                   ------------       ------------
                                                   $(64,402,318)      $          0
                                                   ============       ============

                                                   --------------------------------      --------------------------------
                                                              DIVERSIFIED                            CALIFORNIA
                                                               MUNICIPAL                             MUNICIPAL
                                                               PORTFOLIO                             PORTFOLIO
                                                   --------------------------------      --------------------------------
                                                        YEAR              YEAR               YEAR                YEAR
                                                        ENDED             ENDED              ENDED              ENDED
                                                      9/30/05            9/30/04            9/30/05            9/30/04
-------------------------------------------------------------------------------------------------------------------------
Dividends to shareholders:
  Dividends from net investment income
  Municipal Class                                  $(84,945,388)      $(71,778,247)      $(27,333,546)      $(22,579,474)
  Class A                                            (2,586,427)        (3,592,307)        (1,117,535)        (1,260,900)
  Class B                                            (1,768,647)        (2,382,683)          (671,269)          (789,230)
  Class C                                            (1,660,315)        (2,308,466)          (670,045)          (871,873)
                                                   ------------       ------------       ------------       ------------
                                                   $(90,960,777)      $(80,061,703)      $(29,792,395)      $(25,501,477)
                                                   ============       ============       ============       ============

  Distributions from net realized gain on
  investment transactions
  Municipal Class                                  $          0       $          0       $   (600,291)      $   (488,770)
  Class A                                                     0                  0            (27,031)           (35,696)
  Class B                                                     0                  0            (24,289)           (27,760)
  Class C                                                     0                  0            (23,809)           (31,790)
                                                   ------------       ------------       ------------       ------------
                                                   $          0       $          0       $   (675,420)      $   (584,016)
                                                   ============       ============       ============       ============

(a) Tax-Managed International and International Classes A, B and C Shares commenced distribution on January 30, 2004.

(b) International and Short Duration Class R Shares commenced distribution on February 17, 2004.

See Notes to Financial Statements.


--------------------------------------------------------------------------------
36       Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

================================================================================

                                                 -------------------------------
                                                             NEW YORK
                                                             MUNICIPAL
                                                             PORTFOLIO
                                                 -------------------------------
                                                     YEAR              YEAR
                                                     ENDED             ENDED
                                                    9/30/05           9/30/04
--------------------------------------------------------------------------------
Dividends to shareholders:
  Dividends from net investment income
  Municipal Class                                $(39,335,597)     $(34,837,419)
  Class A                                          (1,528,070)       (2,076,117)
  Class B                                          (1,267,103)       (1,448,511)
  Class C                                          (1,048,193)       (1,411,058)
                                                 ------------      ------------
                                                 $(43,178,963)     $(39,773,105)
                                                 ============      ============

                                                 -------------------------------
                                                               SHORT
                                                           DURATION PLUS
                                                             PORTFOLIO
                                                 -------------------------------
                                                     YEAR               YEAR
                                                     ENDED              ENDED
                                                    9/30/05          9/30/04 (b)
--------------------------------------------------------------------------------
Dividends to shareholders:
  Dividends from net investment income
  Short Duration Plus Class                       $(13,219,192)    $(10,557,602)
  Class A                                           (1,460,769)      (1,788,909)
  Class B                                             (783,292)        (602,808)
  Class C                                             (678,131)        (566,368)
  Class R                                                  (97)            (122)
                                                  ------------     ------------
                                                  $(16,141,481)    $(13,515,809)
                                                  ============     ============

  Distributions from net realized gain on
  investment transactions
  Short Duration Plus Class                       $   (395,649)    $   (476,390)
  Class A                                              (50,066)        (103,659)
  Class B                                              (39,845)         (42,750)
  Class C                                              (34,676)         (41,760)
  Class R                                                   (9)               0
                                                  ------------     ------------
                                                  $   (520,245)    $   (664,559)
                                                  ============     ============


--------------------------------------------------------------------------------
                                                         2005 Annual Report   37

================================================================================
Sanford C. Bernstein Fund, Inc.
Financial Highlights

Selected per-share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

                                                     ------------------------------------------------------------------------
                                                                         TAX-MANAGED INTERNATIONAL PORTFOLIO
                                                                           TAX-MANAGED INTERNATIONAL CLASS
                                                     ------------------------------------------------------------------------
                                                      YEAR ENDED    YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                        9/30/05       9/30/04       9/30/03         9/30/02      9/30/01 (a)
-----------------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period               $    20.42     $    17.53     $    13.10     $    15.22     $    20.44
                                                     ----------     ----------     ----------     ----------     ----------
    Income from investment operations:
      Investment income, net+                              0.26           0.15           0.24           0.17           0.21
      Net realized and unrealized gain (loss) on
      investment and foreign currency transactions         4.49           3.04           4.39          (2.00)         (3.48)
                                                     ----------     ----------     ----------     ----------     ----------
  Total from investment operations                         4.75           3.19           4.63          (1.83)         (3.27)
                                                     ----------     ----------     ----------     ----------     ----------
    Less distributions:
      Dividends from taxable net investment income        (0.17)         (0.30)         (0.20)         (0.29)         (0.16)
      Distributions from net realized gain on
      investment transactions                             (0.28)             0              0              0          (1.79)
                                                     ----------     ----------     ----------     ----------     ----------
  Total distributions                                     (0.45)         (0.30)         (0.20)         (0.29)         (1.95)
                                                     ----------     ----------     ----------     ----------     ----------
  Net asset value, end of period                     $    24.72     $    20.42     $    17.53     $    13.10     $    15.22
                                                     ==========     ==========     ==========     ==========     ==========
  Total return (b)                                        23.62%         18.34%         35.65%        (12.39)%       (17.49)%
RATIOS/SUPPLEMENTAL DATA
    Net assets, end of period (000 omitted)          $6,078,513     $4,611,550     $3,561,248     $2,365,421     $2,420,323
    Average net assets (000 omitted)                 $5,303,305     $4,206,956     $2,890,486     $2,708,477     $2,828,736
    Ratio of expenses to average net assets                1.22%          1.24%          1.25%          1.25%          1.25%
    Ratio of net investment income to average
    net assets                                             1.17%          0.79%          1.59%          1.04%          1.14%
    Portfolio turnover rate                                  53%            71%            28%            64%            46%

See Footnote Summary on page 51.
See Notes to Financial Statements.


--------------------------------------------------------------------------------
38       Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

================================================================================

                                                         ------------------------------------------------------------------------
                                                                                  INTERNATIONAL PORTFOLIO
                                                                                    INTERNATIONAL CLASS
                                                         ------------------------------------------------------------------------
                                                          YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                            9/30/05        9/30/04        9/30/03        9/30/02      9/30/01 (a)
---------------------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period                    $    18.94     $    16.06     $    11.95     $    14.16     $    20.44
                                                          ----------     ----------     ----------     ----------     ----------
    Income from investment operations:
      Investment income, net+                                   0.25           0.14           0.23           0.14           0.18
      Net realized and unrealized gain (loss) on
      investment and foreign currency transactions              4.25           2.91           4.04          (1.90)         (3.11)
                                                          ----------     ----------     ----------     ----------     ----------
  Total from investment operations                              4.50           3.05           4.27          (1.76)         (2.93)
                                                          ----------     ----------     ----------     ----------     ----------
    Less distributions:
      Dividends from taxable net investment income             (0.17)         (0.17)         (0.16)         (0.45)         (0.79)
      Distributions from net realized gain on
      investment transactions                                      0              0              0              0          (2.56)
                                                          ----------     ----------     ----------     ----------     ----------
  Total distributions                                          (0.17)         (0.17)         (0.16)         (0.45)         (3.35)
                                                          ----------     ----------     ----------     ----------     ----------
  Net asset value, end of period                          $    23.27     $    18.94     $    16.06     $    11.95     $    14.16
                                                          ==========     ==========     ==========     ==========     ==========
  Total return (b)                                             23.90%         19.05%         36.00%        (13.01)%       (16.95)%
RATIOS/SUPPLEMENTAL DATA
    Net assets, end of period (000 omitted)               $2,785,730     $2,190,687     $1,826,667     $1,299,449     $1,426,683
    Average net assets (000 omitted)                      $2,462,819     $2,045,596     $1,572,731     $1,539,788     $1,718,245
    Ratio of expenses to average net assets                     1.26%          1.28%          1.29%          1.29%          1.28%
    Ratio of net investment income to average
    net assets                                                  1.17%          0.76%          1.63%          0.97%          1.06%
    Portfolio turnover rate                                       61%            92%            28%            67%            45%

See Footnote Summary on page 51.
See Notes to Financial Statements.


--------------------------------------------------------------------------------
                                                         2005 Annual Report   39

================================================================================
Sanford C. Bernstein Fund, Inc.
Financial Highlights (continued)

Selected per-share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:


                                                       ---------------------------------------------------------------------------
                                                                                     EMERGING MARKETS
                                                                                          PORTFOLIO
                                                       ---------------------------------------------------------------------------
                                                       YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                         9/30/05         9/30/04         9/30/03         9/30/02       9/30/01 (a)
----------------------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period                 $    28.91      $    20.81      $    13.65      $    12.48      $    16.91
                                                       ----------      ----------      ----------      ----------      ----------
    Income from investment operations:
      Investment income, net+                                0.66            0.36            0.26            0.13            0.17
      Net realized and unrealized gain (loss) on
      investment and foreign currency transactions          14.20            7.76            6.87            1.04           (4.34)
                                                       ----------      ----------      ----------      ----------      ----------
  Total from investment operations                          14.86            8.12            7.13            1.17           (4.17)
                                                       ----------      ----------      ----------      ----------      ----------
    Less distributions:
      Dividends from taxable net investment income          (0.06)          (0.22)          (0.08)          (0.13)          (0.09)
      Distributions from net realized gain on
      investment transactions                               (0.78)              0               0               0           (0.28)
                                                       ----------      ----------      ----------      ----------      ----------
  Total distributions                                       (0.84)          (0.22)          (0.08)          (0.13)          (0.37)
                                                       ----------      ----------      ----------      ----------      ----------
  Portfolio transaction fee                                  0.29            0.20            0.11            0.13            0.11
                                                       ----------      ----------      ----------      ----------      ----------
  Net asset value, end of period                       $    43.22      $    28.91      $    20.81      $    13.65      $    12.48
                                                       ==========      ==========      ==========      ==========      ==========
  Total return (b)                                          48.78%(c)       34.66%(c)       47.21%(c)        5.98%(c)  (27.36)%(c)
RATIOS/SUPPLEMENTAL DATA
    Net assets, end of period (000 omitted)            $1,880,526      $1,361,368      $  898,402      $  518,984      $  499,414
    Average net assets (000 omitted)                   $1,600,912      $1,150,902      $  653,705      $  588,195      $  578,168
    Ratio of expenses to average net assets                  1.68%           1.72%           1.72%           1.73%           1.75%
    Ratio of net investment income to average
    net assets                                               1.85%           1.41%           1.57%           0.89%           1.10%
    Portfolio turnover rate                                    54%             44%             38%             34%             34%

See Footnote Summary on page 51.
See Notes to Financial Statements.


--------------------------------------------------------------------------------
40       Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

================================================================================

                                                      ----------------------------------------------------------------------------
                                                                                       INTERMEDIATE
                                                                                    DURATION PORTFOLIO
                                                      ----------------------------------------------------------------------------
                                                       YEAR ENDED      YEAR ENDED       YEAR ENDED     YEAR ENDED      YEAR ENDED
                                                         9/30/05         9/30/04          9/30/03        9/30/02       9/30/01 (a)
----------------------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period                $     13.41     $     13.43     $     13.08     $     12.98     $     12.51
                                                      -----------     -----------     -----------     -----------     -----------
    Income from investment operations:
      Investment income, net+                                0.53            0.50            0.47            0.59            0.72
      Net realized and unrealized gain (loss) on
      investments and foreign currency transactions         (0.09)          (0.01)           0.35            0.10            0.47
                                                      -----------     -----------     -----------     -----------     -----------
  Total from investment operations                           0.44            0.49            0.82            0.69            1.19
                                                      -----------     -----------     -----------     -----------     -----------
    Less distributions:
      Dividends from taxable net investment income          (0.54)          (0.51)          (0.47)          (0.59)          (0.68)
      Distributions from net realized gain on
      investment transactions                               (0.04)              0               0               0           (0.04)
                                                      -----------     -----------     -----------     -----------     -----------
  Total distributions                                       (0.58)          (0.51)          (0.47)          (0.59)          (0.72)
                                                      -----------     -----------     -----------     -----------     -----------
  Net asset value, end of period                      $     13.27     $     13.41     $     13.43     $     13.08     $     12.98
                                                      ===========     ===========     ===========     ===========     ===========
  Total return (b)                                           3.35%           3.74%           6.39%           5.48%           9.80%
RATIOS/SUPPLEMENTAL DATA
    Net assets, end of period (000 omitted)           $ 3,386,745     $ 2,852,803     $ 2,402,262     $ 2,151,988     $ 2,130,691
    Average net assets (000 omitted)                  $ 3,104,905     $ 2,612,933     $ 2,249,030     $ 2,135,339     $ 2,060,159
    Ratio of expenses to average net assets                  0.60%           0.61%           0.61%           0.61%           0.61%
    Ratio of net investment income to average
    net assets                                               3.97%           3.72%           3.55%           4.57%           5.66%
    Portfolio turnover rate                                   586%            660%            796%            727%            532%

See Footnote Summary on page 51.
See Notes to Financial Statements.


--------------------------------------------------------------------------------
                                                         2005 Annual Report   41

================================================================================
Sanford C. Bernstein Fund, Inc.
Financial Highlights (continued)

Selected per-share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

                                                     ---------------------------------------------------------------------------
                                                                                   U.S. GOVERNMENT
                                                                               SHORT DURATION PORTFOLIO
                                                     ---------------------------------------------------------------------------
                                                      YEAR ENDED      YEAR ENDED      YEAR ENDED     YEAR ENDED      YEAR ENDED
                                                        9/30/05         9/30/04         9/30/03        9/30/02       9/30/01 (a)
--------------------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period               $     12.68     $     13.00     $     13.23     $     13.07     $     12.49
                                                     -----------     -----------     -----------     -----------     -----------
    Income from investment operations:
      Investment income, net+                               0.30            0.26            0.31            0.40            0.59
      Net realized and unrealized gain (loss) on
      investment transactions                              (0.19)          (0.14)          (0.04)           0.16            0.58
                                                     -----------     -----------     -----------     -----------     -----------
  Total from investment operations                          0.11            0.12            0.27            0.56            1.17
                                                     -----------     -----------     -----------     -----------     -----------
    Less distributions:
      Dividends from taxable net investment income         (0.34)          (0.30)          (0.31)          (0.40)          (0.59)
      Dividends from net realized gain on
      investment transactions                               0(d)           (0.14)          (0.19)              0               0
                                                     -----------     -----------     -----------     -----------     -----------
  Total distributions                                      (0.34)          (0.44)          (0.50)          (0.40)          (0.59)
                                                     -----------     -----------     -----------     -----------     -----------
  Net asset value, end of period                     $     12.45     $     12.68     $     13.00     $     13.23     $     13.07
                                                     ===========     ===========     ===========     ===========     ===========
  Total return (b)                                          0.90%           0.93%           2.10%           5.42%           9.62%
RATIOS/SUPPLEMENTAL DATA
    Net assets, end of period (000 omitted)          $    86,394     $    93,595     $   112,561     $   115,400     $   101,664
    Average net assets (000 omitted)                 $    91,842     $   101,777     $   120,631     $   106,080     $   101,326
    Ratio of expenses to average net assets                 0.78%           0.80%           0.76%           0.74%           0.72%
    Ratio of expenses to average net assets
    excluding interest expense                              0.78%           0.78%           0.76%           0.74%           0.72%
    Ratio of net investment income to average
    net assets                                              2.41%           2.06%           2.39%           3.04%           4.65%
    Portfolio turnover rate                                  167%            358%            323%            230%            344%

See Footnote Summary on page 51.
See Notes to Financial Statements.


--------------------------------------------------------------------------------
42       Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

================================================================================

Sanford C. Bernstein Fund II, Inc.
Financial Highlights

Selected per-share data and ratios for a share of capital stock outstanding for the Portfolio for each of the periods presented:

                                                     -----------------------------------------------------------
                                                                       INTERMEDIATE DURATION
                                                                      INSTITUTIONAL PORTFOLIO
                                                     -----------------------------------------------------------
                                                      YEAR ENDED      YEAR ENDED        YEAR ENDED   YEAR ENDED
                                                        9/30/05         9/30/04           9/30/03    9/30/02 (e)
----------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period               $     15.48     $     15.74     $     15.44     $ 15.00 (f)
                                                     -----------     -----------     -----------     -----------
    Income from investment operations:
      Investment income, net+                               0.64            0.60            0.56            0.25
      Net realized and unrealized gain (loss) on
      investment and foreign currency transactions         (0.13)          (0.03)           0.41            0.44
                                                     -----------     -----------     -----------     -----------
  Total from investment operations                          0.51            0.57            0.97            0.69
                                                     -----------     -----------     -----------     -----------
    Less distributions:
      Dividends from taxable net investment income         (0.65)          (0.61)          (0.57)          (0.25)
      Dividends from net realized gain on
      investment transactions                              (0.09)          (0.22)          (0.10)              0
                                                     -----------     -----------     -----------     -----------
  Total distributions                                      (0.74)          (0.83)          (0.67)          (0.25)
                                                     -----------     -----------     -----------     -----------
  Net asset value, end of period                     $     15.25     $     15.48     $     15.74     $     15.44
                                                     ===========     ===========     ===========     ===========
  Total return (b)                                          3.41%           3.76%           6.44%           4.62%
RATIOS/SUPPLEMENTAL DATA
    Net assets, end of period (000 omitted)          $   650,915     $   609,248     $   464,517     $   328,393
    Average net assets (000 omitted)                 $   611,401     $   535,624     $   383,604     $   237,462
    Ratio of expenses to average net assets                 0.45%           0.45%           0.45%           0.45%*
    Ratio of expenses to average net assets
    before reimbursement                                    0.57%           0.58%           0.64%           0.75%*
    Ratio of net investment income to average
    net assets                                              4.16%           3.86%           3.64%           4.37%*
    Portfolio turnover rate                                  619%            682%            791%            324%

See Footnote Summary on page 51.
See Notes to Financial Statements.


--------------------------------------------------------------------------------
                                                         2005 Annual Report   43

================================================================================
Sanford C. Bernstein Fund, Inc.
Financial Highlights (continued)

Selected per-share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

                                                   ----------------------------------------------------------------------------
                                                                            SHORT DURATION DIVERSIFIED
                                                                               MUNICIPAL PORTFOLIO
                                                   ----------------------------------------------------------------------------
                                                    YEAR ENDED      YEAR ENDED       YEAR ENDED     YEAR ENDED      YEAR ENDED
                                                      9/30/05       9/30/04 (g)        9/30/03        9/30/02       9/30/01 (a)
-------------------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period             $     12.60     $     12.69     $     12.79     $     12.70     $     12.44
                                                   -----------     -----------     -----------     -----------     -----------
    Income from investment operations:
      Investment income, net+                             0.26            0.22            0.29            0.37            0.47
      Net realized and unrealized gain (loss) on
      investment transactions                            (0.09)          (0.07)          (0.05)           0.10            0.26
                                                   -----------     -----------     -----------     -----------     -----------
  Total from investment operations                        0.17            0.15            0.24            0.47            0.73
                                                   -----------     -----------     -----------     -----------     -----------
    Less distributions:
      Dividends from taxable net
      investment income                                      0           (0.01)              0               0           (0.01)
      Dividends from tax-exempt net
      investment income                                  (0.26)          (0.21)          (0.29)          (0.37)          (0.46)
      Dividends from net realized gain on
      investment transactions                                0           (0.02)          (0.05)          (0.01)              0
                                                   -----------     -----------     -----------     -----------     -----------
  Total distributions                                    (0.26)          (0.24)          (0.34)          (0.38)          (0.47)
                                                   -----------     -----------     -----------     -----------     -----------
  Net asset value, end of period                   $     12.51     $     12.60     $     12.69     $     12.79     $     12.70
                                                   ===========     ===========     ===========     ===========     ===========
  Total return (b)                                        1.36%           1.21%           1.97%           3.81%           5.98%
RATIOS/SUPPLEMENTAL DATA
     Net assets, end of period (000 omitted)       $   258,300     $   253,728     $   233,649     $   200,696     $   156,920
     Average net assets (000 omitted)              $   253,042     $   240,126     $   220,768     $   182,317     $   144,315
     Ratio of expenses to average net assets              0.71%           0.69%           0.71%           0.71%           0.71%
     Ratio of net investment income to average
     net assets                                           2.06%           1.81%           2.30%           2.92%           3.73%
     Portfolio turnover rate                               100%             84%             57%             56%             77%

See Footnote Summary on page 51.
See Notes to Financial Statements.


--------------------------------------------------------------------------------
44       Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

================================================================================

                                                   ---------------------------------------------------------------------------
                                                                              SHORT DURATION CALIFORNIA
                                                                                 MUNICIPAL PORTFOLIO
                                                   ---------------------------------------------------------------------------
                                                   YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                     9/30/05       9/30/04 (g)       9/30/03         9/30/02       9/30/01 (a)
------------------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period             $    12.57      $    12.67      $    12.69      $    12.68      $    12.51
                                                   ----------      ----------      ----------      ----------      ----------
    Income from investment operations:
      Investment income, net+                            0.24            0.20            0.22            0.35            0.46
      Net realized and unrealized gain
      (loss) on investment transactions                 (0.10)          (0.10)          (0.02)           0.01            0.17
                                                   ----------      ----------      ----------      ----------      ----------
  Total from investment operations                       0.14            0.10            0.20            0.36            0.63
                                                   ----------      ----------      ----------      ----------      ----------
    Less distributions:
      Dividends from taxable net
      investment income                                     0           (0.01)          (0.01)              0           (0.03)
      Dividends from tax-exempt net
      investment income                                 (0.24)          (0.19)          (0.21)          (0.35)          (0.43)
                                                   ----------      ----------      ----------      ----------      ----------
  Total distributions                                   (0.24)          (0.20)          (0.22)          (0.35)          (0.46)
                                                   ----------      ----------      ----------      ----------      ----------
  Net asset value, end of period                   $    12.47      $    12.57      $    12.67      $    12.69      $    12.68
                                                   ==========      ==========      ==========      ==========      ==========
  Total return (b)                                       1.11%           0.81%           1.63%           2.87%           5.13%
RATIOS/SUPPLEMENTAL DATA
     Net assets, end of period (000 omitted)       $   62,025      $   71,637      $   79,818      $   74,648      $   54,073
     Average net assets (000 omitted)              $   68,266      $   77,177      $   80,862      $   61,944      $   55,681
     Ratio of expenses to average net assets             0.81%           0.78%           0.80%           0.79%           0.79%
     Ratio of net investment income to average
     net assets                                          1.88%           1.59%           1.77%           2.70%           3.66%
     Portfolio turnover rate                               91%             90%             72%             28%             60%

See Footnote Summary on page 51.
See Notes to Financial Statements.


--------------------------------------------------------------------------------
                                                         2005 Annual Report   45

================================================================================
Sanford C. Bernstein Fund, Inc.
Financial Highlights (continued)

Selected per-share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

                                                   ----------------------------------------------------------------------------
                                                                             SHORT DURATION NEW YORK
                                                                               MUNICIPAL PORTFOLIO
                                                   ----------------------------------------------------------------------------
                                                    YEAR ENDED      YEAR ENDED       YEAR ENDED     YEAR ENDED      YEAR ENDED
                                                      9/30/05       9/30/04 (g)        9/30/03        9/30/02       9/30/01 (a)
-------------------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period             $     12.47     $     12.55     $     12.57     $     12.54     $     12.31
                                                   -----------     -----------     -----------     -----------     -----------
    Income from investment operations:
      Investment income, net+                             0.25            0.22            0.26            0.36            0.44
      Net realized and unrealized gain (loss)
      on investment transactions                         (0.08)          (0.08)          (0.02)           0.03            0.23
                                                   -----------     -----------     -----------     -----------     -----------
  Total from investment operations                        0.17            0.14            0.24            0.39            0.67
                                                   -----------     -----------     -----------     -----------     -----------
     Less distributions:
      Dividends from taxable net
      investment income                                      0           (0.01)              0               0           (0.03)
      Dividends from tax-exempt net
      investment income                                  (0.25)          (0.21)          (0.26)          (0.36)          (0.41)
                                                   -----------     -----------     -----------     -----------     -----------
  Total distributions                                    (0.25)          (0.22)          (0.26)          (0.36)          (0.44)
                                                   -----------     -----------     -----------     -----------     -----------
  Net asset value, end of period                   $     12.39     $     12.47     $     12.55     $     12.57     $     12.54
                                                   ===========     ===========     ===========     ===========     ===========
  Total return (b)                                        1.37%           1.16%           1.92%           3.14%           5.55%
RATIOS/SUPPLEMENTAL DATA
    Net assets, end of period (000 omitted)        $   123,058     $   123,176     $   120,941     $   116,307     $    87,919
    Average net assets (000 omitted)               $   122,925     $   123,457     $   119,346     $   102,743     $    94,322
    Ratio of expenses to average net assets               0.74%           0.74%           0.76%           0.77%           0.73%
    Ratio of net investment income to average
    net assets                                            2.00%           1.80%           2.06%           2.83%           3.56%
    Portfolio turnover rate                                 98%             68%             47%             38%             93%

See Footnote Summary on page 51.
See Notes to Financial Statements.


--------------------------------------------------------------------------------
46       Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

================================================================================

                                                   ----------------------------------------------------------------------------
                                                                          DIVERSIFIED MUNICIPAL PORTFOLIO
                                                                                  MUNICIPAL CLASS
                                                   ----------------------------------------------------------------------------
                                                    YEAR ENDED     YEAR ENDED       YEAR ENDED     YEAR ENDED      YEAR ENDED
                                                      9/30/05      9/30/04 (g)        9/30/03        9/30/02       9/30/01 (a)
-------------------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period             $     14.27     $     14.34     $     14.37     $     14.05     $     13.50
                                                   -----------     -----------     -----------     -----------     -----------
    Income from investment operations:
      Investment income, net+                             0.44            0.45            0.51            0.56            0.59
      Net realized and unrealized gain (loss)
      on investment transactions                         (0.21)          (0.07)          (0.03)           0.32            0.55
                                                   -----------     -----------     -----------     -----------     -----------
  Total from investment operations                        0.23            0.38            0.48            0.88            1.14
                                                   -----------     -----------     -----------     -----------     -----------
    Less distributions:
      Dividends from taxable net
      investment income                                      0           (0.02)          (0.01)              0           (0.01)
      Dividends from tax-exempt net
      investment income                                  (0.44)          (0.43)          (0.50)          (0.56)          (0.58)
                                                   -----------     -----------     -----------     -----------     -----------
  Total distributions                                    (0.44)          (0.45)          (0.51)          (0.56)          (0.59)
                                                   -----------     -----------     -----------     -----------     -----------
  Net asset value, end of period                   $     14.06     $     14.27     $     14.34     $     14.37     $     14.05
                                                   ===========     ===========     ===========     ===========     ===========
  Total return (b)                                        1.62%           2.73%           3.44%           6.42%           8.63%
RATIOS/SUPPLEMENTAL DATA
    Net assets, end of period (000 omitted)        $ 2,976,421     $ 2,509,749     $ 2,045,981     $ 1,731,818     $ 1,388,653
    Average net assets (000 omitted)               $ 2,752,982     $ 2,261,248     $ 1,844,104     $ 1,532,681     $ 1,277,970
    Ratio of expenses to average net assets               0.61%           0.61%           0.63%           0.64%           0.63%
    Ratio of net investment income to average
    net assets                                            3.09%           3.19%           3.58%           3.96%           4.30%
    Portfolio turnover rate                                 28%             41%             38%             22%             26%

See Footnote Summary on page 51.
See Notes to Financial Statements.


--------------------------------------------------------------------------------
                                                         2005 Annual Report   47

================================================================================
Sanford C. Bernstein Fund, Inc.
Financial Highlights (continued)

Selected per-share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

                                                   ----------------------------------------------------------------------------
                                                                          CALIFORNIA MUNICIPAL PORTFOLIO
                                                                                 MUNICIPAL CLASS
                                                   ----------------------------------------------------------------------------
                                                    YEAR ENDED     YEAR ENDED       YEAR ENDED     YEAR ENDED      YEAR ENDED
                                                      9/30/05      9/30/04 (g)        9/30/03        9/30/02       9/30/01 (a)
-------------------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period             $     14.38     $     14.46     $     14.59     $     14.23     $     13.81
                                                   -----------     -----------     -----------     -----------     -----------
    Income from investment operations:
      Investment income, net+                             0.43            0.43            0.47            0.51            0.57
      Net realized and unrealized gain (loss)
      on investment transactions                         (0.13)          (0.07)          (0.13)           0.36            0.42
                                                   -----------     -----------     -----------     -----------     -----------
  Total from investment operations                        0.30            0.36            0.34            0.87            0.99
                                                   -----------     -----------     -----------     -----------     -----------
    Less distributions:
      Dividends from taxable net
      investment income                                      0           (0.02)          (0.03)              0           (0.04)
      Dividends from tax-exempt net
      investment income                                  (0.44)          (0.41)          (0.44)          (0.51)          (0.53)
      Distributions from net realized gain
      on investment transactions                         (0.01)          (0.01)              0               0               0
                                                   -----------     -----------     -----------     -----------     -----------
  Total distributions                                    (0.45)          (0.44)          (0.47)          (0.51)          (0.57)
                                                   -----------     -----------     -----------     -----------     -----------
  Net asset value, end of period                   $     14.23     $     14.38     $     14.46     $     14.59     $     14.23
                                                   ===========     ===========     ===========     ===========     ===========
  Total return (b)                                        2.09%           2.55%           2.40%           6.27%           7.33%
RATIOS/SUPPLEMENTAL DATA
    Net assets, end of period (000 omitted)        $   983,388     $   843,206     $   685,360     $   597,222     $   491,194
    Average net assets (000 omitted)               $   898,450     $   752,372     $   625,249     $   541,454     $   460,729
    Ratio of expenses to average net assets               0.65%           0.64%           0.66%           0.66%           0.65%
    Ratio of net investment income to average
    net assets                                            3.04%           3.01%           3.26%           3.57%           4.07%
    Portfolio turnover rate                                 30%             52%             44%             31%             46%

See Footnote Summary on page 51.
See Notes to Financial Statements.


--------------------------------------------------------------------------------
48       Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

================================================================================

                                                   ---------------------------------------------------------------------------
                                                                            NEW YORK MUNICIPAL PORTFOLIO
                                                                                  MUNICIPAL CLASS
                                                   ---------------------------------------------------------------------------
                                                    YEAR ENDED      YEAR ENDED      YEAR ENDED     YEAR ENDED      YEAR ENDED
                                                      9/30/05       9/30/04 (g)       9/30/03        9/30/02       9/30/01 (a)
------------------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period             $     14.11     $     14.21     $     14.23     $     13.85     $     13.37
                                                   -----------     -----------     -----------     -----------     -----------
    Income from investment operations:
      Investment income, net+                             0.46            0.47            0.50            0.54            0.57
      Net realized and unrealized gain (loss)
      on investment transactions                         (0.20)          (0.10)          (0.02)           0.38            0.48
                                                   -----------     -----------     -----------     -----------     -----------
  Total from investment operations                        0.26            0.37            0.48            0.92            1.05
                                                   -----------     -----------     -----------     -----------     -----------
     Less distributions:
      Dividends from taxable net
      investment income                                      0           (0.01)          (0.01)          (0.01)          (0.02)
      Dividends from tax-exempt net
      investment income                                  (0.46)          (0.46)          (0.49)          (0.53)          (0.55)
                                                   -----------     -----------     -----------     -----------     -----------
  Total distributions                                    (0.46)          (0.47)          (0.50)          (0.54)          (0.57)
                                                   -----------     -----------     -----------     -----------     -----------
  Net asset value, end of period                   $     13.91     $     14.11     $     14.21     $     14.23     $     13.85
                                                   ===========     ===========     ===========     ===========     ===========
  Total return (b)                                        1.90%           2.63%           3.45%           6.83%           7.99%
RATIOS/SUPPLEMENTAL DATA
    Net assets, end of period (000 omitted)        $ 1,274,466     $ 1,121,213     $ 1,006,023     $   940,302     $   763,728
    Average net assets (000 omitted)               $ 1,190,723     $ 1,055,386     $   954,250     $   835,184     $   713,704
    Ratio of expenses to average net assets               0.63%           0.63%           0.65%           0.66%           0.64%
    Ratio of net investment income to average
    net assets                                            3.30%           3.31%           3.53%           3.89%           4.17%
    Portfolio turnover rate                                 32%             39%             29%             37%             29%

See Footnote Summary on page 51.
See Notes to Financial Statements.


--------------------------------------------------------------------------------
                                                         2005 Annual Report   49

================================================================================
Sanford C. Bernstein Fund, Inc.
Financial Highlights (continued)

Selected per-share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

                                                   ----------------------------------------------------------------------------
                                                                          SHORT DURATION PLUS PORTFOLIO
                                                                            SHORT DURATION PLUS CLASS
                                                   ----------------------------------------------------------------------------
                                                    YEAR ENDED      YEAR ENDED      YEAR ENDED     YEAR ENDED      YEAR ENDED
                                                      9/30/05         9/30/04         9/30/03        9/30/02       9/30/01 (a)
-------------------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period             $     12.67     $     12.84     $     12.78     $     12.69     $     12.25
                                                   -----------     -----------     -----------     -----------     -----------
    Income from investment operations:
      Investment income, net+                             0.37            0.30            0.37            0.50            0.68
      Net realized and unrealized gain (loss)
      on investment transactions                         (0.24)          (0.12)           0.06            0.09            0.44
                                                   -----------     -----------     -----------     -----------     -----------
  Total from investment operations                        0.13            0.18            0.43            0.59            1.12
                                                   -----------     -----------     -----------     -----------     -----------
    Less distributions:
      Dividends from taxable net
      investment income                                  (0.40)          (0.33)          (0.37)          (0.50)          (0.66)
      Distributions from net realized gain
      on investment transactions                         (0.01)          (0.02)              0               0               0
      Distributions in excess of net investment
      income due to timing differences                       0               0               0               0           (0.01)
      Distributions in excess of net realized
      gain on investment transactions due to
      timing differences                                     0               0               0               0           (0.01)
                                                   -----------     -----------     -----------     -----------     -----------
  Total distributions                                    (0.41)          (0.35)          (0.37)          (0.50)          (0.68)
                                                   -----------     -----------     -----------     -----------     -----------
  Net asset value, end of period                   $     12.39     $     12.67     $     12.84     $     12.78     $     12.69
                                                   ===========     ===========     ===========     ===========     ===========
  Total return (b)                                        1.10%           1.37%           3.42%           4.78%           9.40%
RATIOS/SUPPLEMENTAL DATA
    Net assets, end of period (000 omitted)        $   398,787     $   421,881     $   413,100     $   397,719     $   367,738
    Average net assets (000 omitted)               $   410,072     $   411,043     $   408,848     $   377,656     $   377,112
    Ratio of expenses to average net assets               0.68%           0.70%           0.67%           0.67%           0.67%
    Ratio of expenses to average net assets
    excluding interest expense                            0.68%           0.68%           0.66%           0.67%           0.67%
    Ratio of net investment income to average
    net assets                                            2.97%           2.39%           2.89%           3.95%           5.48%
    Portfolio turnover rate                                220%            359%            286%            226%            377%

See Footnote Summary on page 51.
See Notes to Financial Statements.


--------------------------------------------------------------------------------
50       Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

================================================================================

* Annualized.
+ Based on average shares outstanding.
(a) Prior to October 2, 2000, Sanford C. Bernstein & Co., Inc. served as investment manager to the Fund. On October 2, 2000, Alliance Capital Management L.P. acquired the business and substantially all of the assets of Sanford C. Bernstein & Co., Inc. and became investment adviser for the Fund.
(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total Return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
(c) This reflects the return to a shareholder who purchased shares of the Portfolio at the beginning of the period and redeemed them at the end of the period, paying, in each case, the applicable portfolio transaction fee. Effective May 2, 2005 the portfolio transaction fee payable when shares of the Portfolio are purchased or sold was reduced from 2.00% to 1.00%. Total return to a shareholder for the years ending September 30, 2005, September 30, 2004, September 30, 2003, September 30, 2002 and September 30, 2001, without taking into account these transaction fees would have been 53.35%, 40.22%, 53.28%, 10.35% and (24.37)%, respectively.
(d) Amount is less than $.005.
(e) Commenced operations May 17, 2002.
(f) Prior to the commencement of operations, May 17, 2002, Alliance Capital redeemed 1,333 shares representing $16,666 of Intermediate Duration Institutional Portfolio and made a capital contribution of $16,666 into the Portfolio, adjusting the opening net asset value per share from $12.50 to $15.00.
(g) As of October 1, 2003, the Portfolios have adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however prior to October 1, 2003, these interim payments were reflected within interest income in the Statement of Operations. For the year ended September 30, 2004, the effect of this change was to increase net investment income and decrease net realized and unrealized gain (loss) on investment transaction per share by less than $0.01 for Short Duration Diversified, Short Duration California, Short Duration New York, Diversified Municipal, California Municipal and New York Municipal Class.
The effect on the ratio of the net investments income per share was as follows:


                                       YEAR
                                   ENDED 9/30/04
Short Duration Diversified             0.03%
Short Duration California              0.00%
Short Duration New York                0.01%
Diversified Municipal Class            0.01%
California Municipal Class             0.00%
New York Municipal Class               0.01%

See Notes to Financial Statements.


--------------------------------------------------------------------------------
                                                         2005 Annual Report   51

================================================================================
Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc.
Notes to Financial Statements

NOTE 1. Organization and Significant Accounting Policies

        This report includes the financial statements of the Sanford C. Bernstein Fund, Inc. and the Sanford C. Bernstein Fund II, Inc. (the "Funds"). Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc. are managed open-end registered investment companies, incorporated in Maryland on May 4, 1988 and February 7, 2002, respectively. Sanford C. Bernstein Fund, Inc., currently comprises 12 portfolios ("SCB Portfolios"), each with its own investment objectives. There are three international equity portfolios, Tax-Managed International, International and Emerging Markets, (formerly Emerging Markets Value), nine fixed-income portfolios, Intermediate Duration, Short Duration Plus, U.S. Government Short Duration, Short Duration Diversified Municipal, Short Duration California Municipal, Short Duration New York Municipal, Diversified Municipal, California Municipal and New York Municipal.

        Effective February 1, 2002, each of the Diversified Municipal, California Municipal and New York Municipal Portfolios (collectively, Bernstein "Intermediate Municipal Portfolios") commenced offering of AllianceBernstein Intermediate Municipal Class A, Class B and Class C Shares (collectively, "Intermediate Municipal Retail Classes") in addition to the existing share class of the Intermediate Municipal Portfolios (each, a "Municipal Class"). Effective May 21, 2003, the Short Duration Plus Portfolio commenced offering of AllianceBernstein Short Duration Class A, Class B and Class C Shares (collectively, "Short Duration Retail Classes") in addition to the existing Short Duration Plus Class shares. Effective January 30, 2004, the Tax-Managed International and International Portfolios commenced distribution of AllianceBernstein Tax-Managed International and AllianceBernstein International Class A, Class B and Class C Shares (collectively, "International Retail Classes") in addition to the existing Tax-Managed International and International Class Shares, respectively. Effective February 17, 2004, the International and Short Duration Plus Portfolios commenced offering of Class R Shares. As of February 23, 2005, the Class R shares are no longer being offered to shareholders. Collectively, the Intermediate Municipal Retail Classes, Short Duration Retail Classes and International Retail Classes are the "Retail Classes." The financial highlights of the Retail Classes are presented in separate financial reports. Each class of shares has identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan, as applicable. Sanford C. Bernstein Fund II, Inc. currently comprises one portfolio, the Intermediate Duration Institutional Portfolio (together with the SCB Portfolios, the "Portfolios"). Intermediate Duration Institutional Portfolio commenced offering on May 17, 2002, through an investment of securities received in an in-kind redemption in the amount of $149,411,702 from the Intermediate Duration Portfolio of the Sanford C. Bernstein Fund, Inc. The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Funds.

    A.  Portfolio Valuation
        Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Funds' Boards of Directors.

        In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation,


--------------------------------------------------------------------------------
52       Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

================================================================================

        the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

        Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Funds may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Funds value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Funds may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

    B.  Foreign Currency Translation
        The accounting records of the Funds are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 12:00 p.m., Eastern time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

        Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

        The Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices of equity securities sold during the year. The Funds do isolate the effect of changes in foreign exchange rates from changes in market prices of debt securities sold during the year, as required by the Internal Revenue Code.

        The Tax-Managed International Portfolio, International Portfolio, Emerging Markets Portfolio, Intermediate Duration Portfolio and Intermediate Duration Institutional Portfolio may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

    C.  Security Transactions and Related Investment Income
        Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend.


--------------------------------------------------------------------------------
                                                         2005 Annual Report   53

================================================================================

================================================================================
Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc.
Notes to Financial Statements (continued)

    D.  Futures Contracts
        Upon entering into a futures contract, a Portfolio is required to deposit cash or to pledge securities in an amount (initial margin) equal to a certain percentage of the purchase price indicated in the futures contract. Subsequent payments, which are dependent on the daily fluctuations in the market value of the underlying index or security, are made or received by the Portfolio each day (daily variation margin) or at other intervals as is required. The aggregate of these payments or receipts through the expiration of the futures contract is recorded for book purposes as unrealized gains or losses by the Portfolio. If the Portfolio enters into a closing transaction, it will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contract at the time it was opened or purchased and its value at the time it was closed.

    E.  Written Options
        When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as an asset and a corresponding liability. The amount of the liability is adjusted daily to reflect the current market value of the option. When a call option is exercised, a Portfolio realizes a gain or loss on the underlying security, with the proceeds from the security sale increased by the amount of the option premium received. When a put option is exercised, the cost basis of the security purchased by a Portfolio is reduced by the option premium received.

    F.  Taxes
        Each of the Portfolios is treated as separate entities for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

    G.  Repurchase Agreements
        Each Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Funds' policy that their custodian receive delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio's ability to dispose of the underlying securities.

    H.  Securities Transactions on a When-Issued or Delayed-Delivery Basis
        Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security's value in determining the Portfolio's net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security's value in determining the Portfolio's net asset value. Each Portfolio segregates cash and marketable securities at least equal in value to its purchase commitment for when-issued or delayed-delivery securities, and segregates portfolio securities on a delayed-delivery basis.

    I.  Distribution of Income and Gains
        Net investment income of each Portfolio except the Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly. Dividends from net investment income, if any, of the Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio will be paid to shareholders at least once a year.


--------------------------------------------------------------------------------
54       Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

================================================================================

        Distributions of net realized gains, less any available loss carryforwards, if any, for all Portfolios will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

        Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, "excess distributions" are reflected in the accompanying financial statements. Certain other differences--permanent differences--arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

        Permanent differences have no effect on net assets. The effect of such permanent differences on each Portfolio, due to redemption-in-kind, sale of passive foreign investment companies, reclassification of distributions, foreign currency gain (loss), paydown gain (loss), swap income (loss) and capital gain withholding tax is reflected as an adjustment to the components of capital as of September 30, 2005, as shown below:

                                                                                              INCREASE (DECREASE)
                                                INCREASE               INCREASE                 TO ACCUMULATED
                                               (DECREASE)             (DECREASE)            NET REALIZED GAIN (LOSS)
                                             TO ADDITIONAL       TO UNDISTRIBUTED NET      ON INVESTMENT AND FOREIGN
                                            PAID-IN CAPITAL    INVESTMENT INCOME (LOSS)      CURRENCY TRANSACTIONS
====================================================================================================================
 Tax-Managed International                        $0              $       578,922              $      (578,922)
 International                                     0                      837,777                     (837,777)
 Emerging Markets                         16,637,601                   (2,773,652)                 (13,863,949)
 Intermediate Duration                             0                    5,122,358                   (5,122,358)
 U.S. Government Short Duration                    0                      275,135                     (275,135)
 Intermediate Duration Institutional               0                      (75,133)                      75,133
 Short Duration Diversified Municipal              0                      (18,071)                      18,071
 Short Duration California Municipal               0                         (478)                         478
 Short Duration New York Municipal                 0                       (3,337)                       3,337
 Diversified Municipal                             0                     (108,835)                     108,835
 California Municipal                              0                     (107,642)                     107,642
 New York Municipal                                0                       12,226                      (12,226)
 Short Duration Plus                               0                    1,249,135                   (1,249,135)

    J.  Income and Expenses
        All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Funds represented by the shares of such class. Class-specific expenses are borne by the respective class.

    K.  Portfolio Transaction Fee
        The Emerging Markets Portfolio imposed a 2.00% fee on purchases and redemptions through May 1, 2005. Effective May 2, 2005 this fee was reduced from 2% to 1%. This fee is retained by the Portfolio and is included in the financial statements as a component of additional paid-in capital.

    L.  Securities Lending
        Each of the Portfolios may enter into securities lending transactions. By lending its portfolio securities, a Portfolio attempts to increase its income through the interest earned on the loan. It is the policy of each Portfolio to receive collateral consisting of cash or U.S. Government securities in an amount at least equal to the value of the securities loaned. The securities lending agent has agreed to indemnify the Funds in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that collateral levels are maintained. Cash collateral

--------------------------------------------------------------------------------
                                                         2005 Annual Report   55

================================================================================
Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc.
Notes to Financial Statements (continued)

        received is invested by the securities lending agent in liquid short-term investments such as repurchase agreements and overnight time deposits pursuant to investment guidelines set forth by the Funds. Cash collateral received is recorded as an asset as well as a corresponding liability in the statements of assets and liabilities. At September 30, 2005, the International Portfolio had securities on loan with a value of $703,909,322 and had received collateral of $742,717,808 of which $741,426,000 was cash collateral and $1,291,808 was collateral in the form of U.S. Government securities. The International Portfolio earned $1,675,662 from securities lending transactions for the year ended September 30, 2005. The amount is reflected in the statements of operations as a component of interest income.

    M.  Swap Agreements
        Each of the Portfolios may enter into swaps to hedge its exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

        Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolios consider the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

        As of October 1, 2003, the Portfolios have adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. The Portfolios accrue for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the statement of operations. Prior to October 1, 2003, these interim payments were reflected within interest income/expense in the statements of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

        Each of the Portfolios may enter into credit default swaps. The Portfolios may purchase credit protection on the referenced obligation of the credit default swap ("Buy Contract") or provide credit protection on the referenced obligation of the credit default swap ("Sale Contract"). A sale/(buy) in a credit default swap provides upon the occurrence of a credit event, as defined in the swap agreement, for the Portfolio to buy/(sell) from/(to) the counterparty at the notional amount (the "Notional Amount") and receive/(deliver) the principal amount of the referenced obligation. If a credit event occurs, the maximum payout amount for a Sale Contract is limited to the Notional Amount of the swap contract ("Maximum Payout Amount"). During the term of the swap agreement, the Portfolio receives/(pays) semi-annual fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the Notional Amount. These interim payments are recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities.

        Credit default swaps may involve greater risks than if the Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer and no credit event occurs, it will lose its investment. In addition, if the Portfolio is a seller and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Portfolio.

    N.  Reverse Repurchase Agreements
        Under a reverse repurchase agreement, a Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time a Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. At September 30, 2005, the Fund had not entered into any reverse repurchase agreement.


--------------------------------------------------------------------------------
56       Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

================================================================================

    O.  Mortgage-Backed Dollar Rolls
        The Intermediate Duration Portfolio, Intermediate Duration Institutional Portfolio, U.S. Government Short Duration Portfolio and Short Duration Plus Portfolio may enter into dollar rolls. Dollar rolls involve sales by a Portfolio of securities for delivery in the current month and such Portfolio's simultaneously contracting to repurchase similar securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. In consideration for entering into the commitment to repurchase the Portfolios are compensated by "fee income", which is received when the Portfolios enter into the commitment. Such fee income is recorded as deferred income and accrued by each Portfolio over the roll period. Dollar rolls involve the risk that the market value of the securities the Portfolios are obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolios.

NOTE 2. Investment Management and Transactions with Affiliated Persons

    A.  Management Fee
        Under the Investment Management Agreement between the Funds and the Adviser, the Adviser manages the investment of each Portfolio's assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Funds to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board of Directors.

        Each of the Portfolios of Sanford C. Bernstein Fund, Inc. pays the Adviser an investment management fee, based on the annual rate, for such services as follows:

                                  ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO

                                                          FIRST             NEXT
                                                       $250 MILLION     $500 MILLION   THEREAFTER
=================================================================================================
Short Duration California Municipal, Short Duration       0.50%             0.45%        0.40%
Diversified Municipal, Short Duration New York
Municipal, U.S. Government Short Duration, and
Short Duration Plus Portfolios

                                                               FIRST         NEXT
                                                            $1 BILLION    $2 BILLION      THEREAFTER
====================================================================================================
New York Municipal, California Municipal, Diversified          0.50%        0.45%           0.40%
Municipal, and Intermediate Duration Portfolios

                                                               FIRST         NEXT            NEXT
                                                            $1 BILLION    $3 BILLION      $2 BILLION    THEREAFTER
===================================================================================================================
Tax-Managed International and International Portfolios         1.00%        0.90%           0.85%         0.75%

                                                               FIRST         NEXT
                                                            $1 BILLION    $1 BILLION      THEREAFTER
====================================================================================================
Emerging Markets Portfolio                                     1.25%        1.125%          1.00%

        The Intermediate Duration Institutional Portfolio pays the Adviser an advisory fee at an annual rate of .50% of the average daily net assets of the Portfolio for the first $1 billion and .45% thereafter.


--------------------------------------------------------------------------------
                                                         2005 Annual Report   57

================================================================================
Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc.
Notes to Financial Statements (continued)

        Prior to October 27, 2004, each of the Portfolios paid the Adviser an investment management fee, based on the annual rate as follows:

                                                             AVERAGE DAILY NET ASSETS

                                                               FIRST
                                                            $1 BILLION      THEREAFTER
======================================================================================
Intermediate Duration, Short Duration Plus,                    .500%          .450%
U.S. Government Short Duration, Diversified Municipal,
California Municipal, and New York Municipal Portfolios

                                                                          AVERAGE DAILY NET ASSETS

                                                               FIRST         NEXT            NEXT
                                                            $1 BILLION    $3 BILLION      $2 BILLION    THEREAFTER
===================================================================================================================
Tax-Managed International and                                  1%           .900%           .875%         .850%
International Portfolios

-------------------------------------------------------------------------------------------------------------------
Short Duration Diversified Municipal, Short Duration               .500% of the average daily net assets
California Municipal, and Short Duration New York
Municipal Portfolios

------------------------------------------------------------------------------
                                                     AVERAGE DAILY NET ASSETS

                                                       FIRST
                                                    $1 BILLION      THEREAFTER
==============================================================================
Emerging Markets Portfolio                             1.25%          1.125%

        The Intermediate Duration Institutional Portfolio and the Adviser have entered into an Expense Limitation Agreement (the "Agreement"), dated March 22, 2002, under which the Adviser has agreed to waive its fees and, if necessary, reimburse expenses in respect of the Portfolio for the current fiscal year, so that total operational expenses do not exceed the annual rate of 0.45% of average daily net assets of the Portfolio. Under the Agreement, any waivers or reimbursements made by the Adviser are subject to repayment by the Portfolio by March 31, 2005 provided that repayment does not result in the Portfolio's aggregate expenses exceeding the foregoing expense limitations. Further, the aggregate repayment to the Adviser will not exceed the sum of the Portfolio's organization costs and initial offering expenses. For the year ended September 30, 2005, the aggregate amount of such fee waiver was $744,532 which none was reimbursed.

    B.  Shareholder Servicing Fee; Transfer Agency Fee
        Under the Shareholder Servicing Agreement between the Sanford C. Bernstein Fund, Inc. and the Adviser, the Adviser pays expenses it incurs in providing shareholder servicing to the Fund, the Portfolios and individual shareholders. The Shareholder Servicing Agreement does not apply to the Retail Classes and the Intermediate Duration Institutional Portfolio. Under the agreement, the fee paid by each Portfolio to the Adviser except the Tax-Managed International Portfolio, International Portfolio, and Emerging Markets Portfolio to the Adviser for services is .10 of 1% of the average daily net assets of each Portfolio during the month, and the fee paid by the Tax-Managed International Portfolio, International Portfolio, and Emerging Markets Portfolio for services is .25 of 1% of the average daily net assets of each Portfolio during the month.

        Under a Transfer Agency Agreement between the Sanford C. Bernstein Fund, Inc., on behalf of the Retail Classes, and Alliance Global Investor Services, Inc. ("AGIS"), the Retail Classes compensate AGIS, a wholly owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. AGIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and /or networking services. For the year ended September 30, 2005, the compensation retained by AGIS amounted to: Tax-Managed International, $182; International, $13,169; Diversified Municipal Portfolio, $50,868; California Municipal Portfolio, $18,000; New York


--------------------------------------------------------------------------------
58       Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

================================================================================

        Municipal Portfolio, $44,364; and Short Duration Plus Portfolio, $51,926. During the period, AGIS voluntarily agreed to waive a portion of its fees for such services for the Tax-Managed International and International Portfolios. Such waivers amounted to $17,818 and $4,831, respectively, for the year ended September 30, 2005.

        For the year ended September 30, 2005, the expenses for the Retail Classes of the Tax-Managed International Portfolio, International Portfolio, Diversified Municipal Portfolio, California Municipal Portfolio, New York Municipal Portfolio and Short Duration Plus Portfolio were reduced under an expense offset arrangement with AGIS by $13, $183, $552, $248, $307 and $636, respectively.

    C.  Distribution Arrangements--the Funds Except the Retail Classes
        Under the Distribution Agreement between the Funds, on behalf of each Portfolio, and Sanford C. Bernstein & Co., LLC (the "Distributor"), the Distributor agrees to act as agent to sell shares other than the Retail Classes of the 13 Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

    D.  Distribution Arrangements--the Retail Classes Only
        The Retail Classes of the Tax-Managed International Portfolio and International Portfolio, the Intermediate Municipal Portfolios, and the Short Duration Plus Portfolio have adopted a Distribution Services Agreement (the "Agreement"), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each of the Retail Classes pays distribution services fees to AllianceBernstein Investment Research and Management, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .30 of 1% of the Class A Shares, 1% of the Class B and Class C Shares, and .50 of 1% of the Class R Shares of the respective average daily net assets attributable to the Retail Classes. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Sanford C. Bernstein Fund, Inc., that it has incurred expenses in excess of the distribution costs reimbursed by each of the Retail Classes as follows:

                 TAX-MANAGED                       DIVERSIFIED   CALIFORNIA    NEW YORK        SHORT
                INTERNATIONAL     INTERNATIONAL     MUNICIPAL    MUNICIPAL     MUNICIPAL   DURATION PLUS
    ====================================================================================================
    Class B       $119,574          $150,337       $1,161,605     $674,070    $1,255,712      $393,839
    Class C        377,232           376,924        1,142,499      699,630       781,974       540,308

        Such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A Shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio's Shares.

    E.  Other Transactions with Affiliates
        Class A Shares of the Retail Classes are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A Shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B Shares of the Intermediate Municipal Portfolios and the Short Duration Plus Portfolio are currently sold with a contingent deferred sales charge that declines from 3% to zero depending on the period of time the shares are held. Class B Shares of the Tax-Managed International Portfolio and the International Portfolio are currently sold with a contingent deferred sales charge that declines from 4% to zero depending on the period of time the shares are held. Class B Shares will automatically convert to Class A Shares six years after the end of the calendar month of purchase for the Intermediate Municipal Portfolios and the Short Duration Plus Portfolio, and eight years after the end of the calendar month of purchase for the Tax-Managed International Portfolio and the


--------------------------------------------------------------------------------
                                                         2005 Annual Report   59

================================================================================
Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc.
Notes to Financial Statements (continued)

        International Portfolio. Class C Shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R Shares are sold without an initial or contingent deferred sales charge and are offered to certain group retirement plans.

        AllianceBernstein Investment Research and Management, Inc., has advised Sanford C. Bernstein Fund, Inc., that it has retained front-end sales charges from sales of Class A Shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C Shares for the year ended ended September 30, 2005, as follows:

                                 FRONT-END     CONTINGENT DEFERRED SALES CHARGES
                               SALES CHARGES   ---------------------------------
                                  CLASS A        CLASS A     CLASS B     CLASS C
================================================================================
Tax-Managed International        $  1,599       $      0    $    320    $     40
International                       2,741            610         880       5,288
Diversified Municipal               8,599          2,742     183,806       8,507
California Municipal                4,227          5,989      58,364       3,988
New York Municipal                  4,844          3,556      78,738       8,284
Short Duration Plus                 5,331          5,149      92,771      13,555

        For the year ended September 30, 2005, the International and Emerging Markets Portfolios paid brokerage commissions to Sanford C. Bernstein & Co., LLC, in the amount of $765 and $13,923, and the Tax-Managed International and International Portfolios paid commissions to Sanford
        C. Bernstein & Co., Ltd., in the amount of $311,067 and $46,998, respectively.

NOTE 3. Investment Security Transactions

    A.  Purchases and Sales
        For the period from October 1, 2004 through September 30, 2005, the Portfolios had purchases and sales transactions, excluding repurchase transactions and transactions in short-term instruments, as follows:

                                             PURCHASES                                SALES
                                           EXCLUDING U.S.    PURCHASES OF         EXCLUDING U.S.        SALES OF
                                            GOVERNMENT      U.S. GOVERNMENT         GOVERNMENT       U.S. GOVERNMENT
                                            SECURITIES        SECURITIES            SECURITIES         SECURITIES
====================================================================================================================
 Tax-Managed International                $3,207,983,613   $             0       $ 2,783,748,534     $             0
 International                             1,636,677,899                 0         1,476,770,148                   0
 Emerging Markets                            831,322,130                 0           971,253,370*                  0
 Intermediate Duration                     1,581,977,091    15,475,527,009         1,247,425,611      15,292,788,904
 U.S. Government Short Duration                3,800,313       148,612,822             1,180,619         144,219,536
 Intermediate Duration Institutional         308,982,245     3,177,976,310           277,538,987       3,183,730,044
 Short Duration Diversified Municipal        250,198,223                 0           242,383,405                   0
 Short Duration California Municipal          59,141,648                 0            67,860,803                   0
 Short Duration New York Municipal           116,317,144                 0           108,301,878                   0
 Diversified Municipal                     1,379,653,545                 0           820,659,516                   0
 California Municipal                        464,425,639                 0           292,008,149                   0
 New York Municipal                          567,995,063                 0           415,918,271                   0
 Short Duration Plus                         228,523,114       912,946,076           144,292,857         979,734,391

*Includes proceeds of $29,256,121 from redemption-in-kind.


--------------------------------------------------------------------------------
60       Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

================================================================================

    B.  Distributions to Shareholders

        The tax character of distributions paid during the fiscal years ended September 30, 2005 and September 30, 2004, were as follows:

TAX-MANAGED INTERNATIONAL                              2005             2004
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                                  $ 38,554,498     $ 61,238,586
  Net long-term capital gains                        64,402,318                0
                                                   ------------     ------------
Total distributions paid                           $102,956,816     $ 61,238,586
                                                   ------------     ------------

INTERNATIONAL                                          2005             2004
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                                  $ 19,679,950     $ 18,338,621
                                                   ------------     ------------
Total distributions paid                           $ 19,679,950     $ 18,338,621
                                                   ------------     ------------

EMERGING MARKETS                                       2005             2004
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                                  $  2,635,948     $  9,586,370
  Net long-term capital gains                        36,713,975                0
                                                   ------------     ------------
Total distributions paid                           $ 39,349,923     $  9,586,370
                                                   ------------     ------------

INTERMEDIATE DURATION                                  2005             2004
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                                  $126,024,077     $ 99,678,637
  Net long-term capital gains                         8,277,788                0
                                                   ------------     ------------
Total distributions paid                           $134,301,865     $ 99,678,637
                                                   ------------     ------------

U.S. GOVERNMENT SHORT DURATION                         2005             2004
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                                  $  2,498,232     $  3,537,784
                                                   ------------     ------------
Total distributions paid                           $  2,498,232     $  3,537,784
                                                   ------------     ------------

INTERMEDIATE DURATION INSTITUTIONAL                    2005             2004
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                                  $ 27,390,220     $ 26,771,666
  Net long-term capital gains                         2,316,118        1,035,029
                                                   ------------     ------------
Total distributions paid                           $ 29,706,338     $ 27,806,695
                                                   ------------     ------------

SHORT DURATION DIVERSIFIED MUNICIPAL                   2005             2004
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                                  $     60,040     $    469,395
                                                   ------------     ------------
Total taxable distributions paid                         60,040          469,395
Tax exempt distributions                              5,154,214        4,112,219
                                                   ------------     ------------
Total distributions paid                           $  5,214,254     $  4,581,614
                                                   ------------     ------------


--------------------------------------------------------------------------------
                                                         2005 Annual Report   61

================================================================================
Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc.
Notes to Financial Statements (continued)

SHORT DURATION CALIFORNIA MUNICIPAL                     2005             2004
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                                   $    19,368      $    44,614
                                                    -----------      -----------
Total taxable distributions paid                         19,368           44,614
Tax exempt distributions                              1,269,565        1,182,918
                                                    -----------      -----------
Total distributions paid                            $ 1,288,933      $ 1,227,532
                                                    -----------      -----------

SHORT DURATION NEW YORK MUNICIPAL                       2005             2004
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                                   $    26,833      $    68,586
                                                    -----------      -----------
Total taxable distributions paid                         26,833           68,586
Tax exempt distributions                              2,430,772        2,136,107
                                                    -----------      -----------
Total distributions paid                            $ 2,457,605      $ 2,204,693
                                                    -----------      -----------

DIVERSIFIED MUNICIPAL                                   2005             2004
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                                   $   983,998      $ 2,700,837
                                                    -----------      -----------
Total taxable distributions paid                        983,998        2,700,837
Tax exempt distributions                             89,976,779       77,360,866
                                                    -----------      -----------
Total distributions paid                            $90,960,777      $80,061,703
                                                    -----------      -----------

CALIFORNIA MUNICIPAL                                    2005             2004
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                                   $   608,022      $ 1,078,849
  Net long-term capital gains                           257,140          584,016
Total taxable distributions paid                        865,162        1,662,865
Tax exempt distributions                             29,602,653       24,422,628
                                                    -----------      -----------
Total distributions paid                            $30,467,815      $26,085,493
                                                    -----------      -----------

NEW YORK MUNICIPAL                                      2005             2004
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                                   $   394,308      $ 1,067,657
                                                    -----------      -----------
Total taxable distributions paid                        394,308        1,067,657
Tax exempt distributions                             42,784,655       38,705,448
                                                    -----------      -----------
Total distributions paid                            $43,178,963      $39,773,105
                                                    -----------      -----------

SHORT DURATION PLUS                                     2005             2004
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                                   $16,260,569      $14,180,368
  Net long-term capital gains                           401,157                0
                                                    -----------      -----------
Total distributions paid                            $16,661,726      $14,180,368
                                                    -----------      -----------


--------------------------------------------------------------------------------
62       Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

================================================================================

        As of September 30, 2005, the components of accumulated earnings/(deficits) on a tax basis were as follows:

                                                                                 ACCUMULATED                              TOTAL
                                                                 LONG TERM       CAPITAL AND        UNREALIZED        ACCUMULATED
                                                ORDINARY          CAPITAL        OTHER GAINS       APPRECIATION/        EARNINGS/
                                               INCOME (a)          GAIN          (LOSSES) (b)   (DEPRECIATION) (c)   (DEFICIT) (d)
        ===========================================================================================================================
        Tax-Managed International             $107,662,808     $320,454,973    $          0       $1,545,804,490    $1,973,922,271
        International                           36,957,866                0     (54,114,121)         624,188,137       607,031,882
        Emerging Markets                        41,825,953      350,419,065               0          665,442,114     1,057,687,132
        Intermediate Duration                    4,986,387          927,234               0           (7,887,417)       (1,973,796)
        U.S. Government Short Duration             120,626                0        (772,540)            (873,118)       (1,525,032)
        Intermediate Duration Institutional        553,516                0         (81,091)          (1,322,441)         (850,016)
        Short Duration Diversified Municipal       157,229 (a)            0        (235,136)            (678,819)         (756,726)
        Short Duration California Municipal         18,652 (a)            0         (53,282)            (329,146)         (363,776)
        Short Duration New York Municipal           74,805 (a)            0        (536,888)             200,791          (261,292)
        Diversified Municipal                    2,831,820 (a)            0      (5,593,133)          43,464,135        40,702,822
        California Municipal                       756,170 (a)            0      (2,122,815)          16,386,194        15,019,549
        New York Municipal                       1,262,158 (a)            0      (1,041,094)          23,398,194        23,619,258
        Short Duration Plus                         62,743                0      (3,594,854)          (4,914,253)       (8,446,364)

        (a) Includes tax exempt income as shown below:

        ========================================================================
        Short Duration Diversified Municipal                     $    153,764
        Short Duration California Municipal                            17,279
        Short Duration New York Municipal                              74,049
        Diversified Municipal                                       2,781,491
        California Municipal                                          756,170
        New York Municipal                                          1,247,841


--------------------------------------------------------------------------------
                                                         2005 Annual Report   63

================================================================================
Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc.
Notes to Financial Statements (continued)

        (b) At September 30, 2005, the following Portfolios had capital loss carryforwards as shown below:

                                                  CAPITAL LOSS
                                               CARRYFORWARD AMOUNT    EXPIRATION
        ========================================================================
        International                            $   54,114,121        9/30/11
        U.S. Government Short Duration                  772,540        9/30/13
        Intermediate Duration Institutional              81,091        9/30/13
        Short Duration Diversified Municipal            235,136        9/30/13
        Short Duration California Municipal              53,282        9/30/13
        Short Duration New York Municipal               467,595        9/30/09
        Short Duration New York Municipal                69,293        9/30/11
        Diversified Municipal                         1,541,518        9/30/09
        Diversified Municipal                         4,051,615        9/30/13
        California Municipal                          2,122,815        9/30/13
        New York Municipal                            1,041,094        9/30/09
        Short Duration Plus                           3,594,854        9/30/13

        (c) The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales and straddles, swap income (loss) accrual, and mark to market on forward contracts and passive foreign investment companies.

        (d) The difference between book-basis and tax-basis components of accumulated earnings (deficit) is attributable primarily to post-October loss deferrals.

        At September 30, 2005, the following Portfolios had post-October capital and/or currency loss deferrals as shown below. For tax purposes, these losses are deemed to arise on October 1, 2005:

                                    POST-OCTOBER CAPITAL   POST-OCTOBER FOREIGN
                                       LOSS DEFERRAL      CURRENCY LOSS DEFERRAL
================================================================================
Tax-Managed International               $         0               $328,941
Emerging Markets                                  0              1,968,291
U.S. Government Short Duration              775,884                      0
Intermediate Duration Institutional          36,043                      0
Short Duration Diversified Municipal        909,794                      0
Short Duration California Municipal         156,405                      0
Short Duration New York Municipal           620,642                      0
Short Duration Plus                       5,711,473                      0


--------------------------------------------------------------------------------
64       Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

================================================================================

        During the year ended September 30, 2005, capital loss carryforwards were utilized by the Portfolios as shown below:

                                                                    CAPITAL LOSS
                                                                    CARRYFORWARD
                                                                      UTILIZED
================================================================================
International                                                       $210,700,325
Short Duration New York Municipal                                            499
New York Municipal                                                     1,172,858
--------------------------------------------------------------------------------

NOTE 4. Risks Involved in Investing in the Portfolios
        Emerging Markets and International Portfolios--Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. equities. These risks are heightened with respect to investments in emerging-market countries where there is an even greater amount of economic, political and social instability. Economic, political and social instability could disrupt financial markets in which the Portfolio invests and adversely affect the value of the Portfolio's assets. In addition, national policies may restrict investment opportunities.

        In foreign markets there may be a lower degree of market volume and liquidity than in U.S. markets, and this may result in greater price volatility. The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries. Furthermore, since the composition of each Portfolio will differ from that of market indexes, its performance generally will not mirror the returns provided by a specific market index.

        Fixed Income Portfolios--Interest rate risk is the risk that changes in interest rates will affect the value of a Portfolio's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of a Portfolio's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

        Concentration of Credit Risk--The two California Municipal Portfolios and two New York Municipal Portfolios invest primarily in securities issued by the State of California and New York, respectively, and their various political subdivisions, and the performance of each of these Portfolios is closely tied to economic conditions within the applicable state and the financial condition of that state and its agencies and municipalities.

        Indemnification Risk--In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote.

NOTE 5. Risks Involved in Futures and Foreign Currency Contracts
        Portfolios may purchase or sell financial futures contracts for the purpose of hedging their portfolios against adverse effects of anticipated movements in the market. Financial futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index or the market value in U.S. dollars of a foreign currency. The contract amounts reflect the extent of each Portfolio's involvement in these financial instruments. To the extent that the Funds enter into short futures, losses may be unlimited. A Portfolio's participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Funds' activities in futures contracts are conducted through regulated exchanges that do not result in counterparty credit risks.


--------------------------------------------------------------------------------
                                                         2005 Annual Report   65

================================================================================
Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc.
Notes to Financial Statements (continued)

        The Short Duration Plus Portfolio, Intermediate Duration Portfolio, Intermediate Duration Institutional Portfolio, Tax-Managed International Portfolio, International Portfolio, and Emerging Markets Portfolio may enter into forward exchange currency contracts in order to hedge exposure to changes in foreign currency exchange rates on foreign portfolio holdings. Foreign currency contracts involve elements of market risk in excess of the amount reflected in the statements of assets and liabilities. A Portfolio bears the risk of an unfavorable change in the foreign exchange rate underlying the foreign currency contract. In addition, a Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

NOTE 6. Capital-Share Transactions
        As of September 30, 2005, the Sanford C. Bernstein Fund, Inc., has authorized 7.8 billion shares of common stock, par value $0.001 per share, of which 7.5 billion are divided into 12 Portfolios. It has allocated 1 billion to the Tax-Managed International Portfolio of which 400 million is allocated to the Tax-Managed International Class Shares and 200 million to each of the three retail classes of shares; 600 million to the Intermediate Duration Portfolio; 1.2 billion to the International Portfolio of which 600 million is allocated to the International Class Shares and 200 million to each of the three retail classes of shares; 1.6 billion to the Diversified Municipal Portfolio, divided evenly into four classes; 200 million each to the Emerging Markets Portfolio and the U.S. Government Short Duration Portfolio; 800 million each to the California Municipal Portfolio and New York Municipal Portfolio, divided evenly into four classes; 800 million to the Short Duration Plus Portfolio, 200 million each to the four existing classes; and 100 million each to the Short Duration Diversified Municipal Portfolio, Short Duration California Municipal Portfolio, and Short Duration New York Municipal Portfolio. The Sanford C. Bernstein Fund II, Inc., has authorized 300 million shares of common stock with par value $0.001 per share. Share transactions for each Portfolio for the year ended September 30, 2005 and the year ended September 30, 2004, were as follows:

--------------------------------------------------------------------------------
66       Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

================================================================================

                                                     -------------------------------------------------------------------
                                                                      TAX-MANAGED INTERNATIONAL PORTFOLIO
                                                     -------------------------------------------------------------------

                                                     -----------------------------    ----------------------------------
                                                                 SHARES                              AMOUNT
                                                     -----------------------------    ----------------------------------

                                                      YEAR ENDED       YEAR ENDED        YEAR ENDED         YEAR ENDED
                                                       9/30/05           9/30/04           9/30/05            9/30/04
========================================================================================================================
Tax-Managed International Class Shares
Shares sold                                            47,072,434      52,134,283    $ 1,052,136,545    $ 1,019,883,754
Shares issued to shareholders on
reinvestment of dividends                               4,555,651       2,890,030         97,855,405         54,534,862
Shares redeemed                                       (31,558,920)    (32,330,589)      (706,984,300)      (632,135,649)
                                                     ------------    ------------    ---------------    ---------------
Net increase                                           20,069,165      22,693,724        443,007,650        442,282,967
Beginning of period                                   225,857,515     203,163,791      3,662,301,045      3,220,018,078
                                                     ------------    ------------    ---------------    ---------------
End of period                                         245,926,680     225,857,515    $ 4,105,308,695    $ 3,662,301,045
                                                     ============    ============    ===============    ===============

========================================================================================================================
Tax-Managed International Class A Shares (a)
Shares sold                                               102,026           6,981    $     2,254,583    $       138,270
Shares issued to shareholders on
reinvestment of dividends                                     205               0              4,390                  0
Shares converted from Class B                                 540               0             12,028                  0
Shares redeemed                                              (516)           (474)           (12,442)            (9,360)
                                                     ------------    ------------    ---------------    ---------------
Net increase                                              102,255           6,507          2,258,559            128,910
Beginning of period                                         6,507               0            128,910                  0
                                                     ------------    ------------    ---------------    ---------------
End of period                                             108,762           6,507    $     2,387,469    $       128,910
                                                     ============    ============    ===============    ===============

========================================================================================================================
Tax-Managed International Class B Shares (a)
Shares sold                                                 6,403           2,794    $       141,983    $        55,653
Shares issued to shareholders on
reinvestment of dividends                                      51               0              1,059                  0
Shares converted to Class A                                  (544)              0            (12,028)                 0
Shares redeemed                                            (1,294)            (57)           (29,294)            (1,123)
                                                     ------------    ------------    ---------------    ---------------
Net increase                                                4,616           2,737            101,720             54,530
Beginning of period                                         2,737               0             54,530                  0
                                                     ------------    ------------    ---------------    ---------------
End of period                                               7,353           2,737    $       156,250    $        54,530
                                                     ============    ============    ===============    ===============

========================================================================================================================
Tax-Managed International Class C Shares (a)
Shares sold                                                20,255           8,280    $       452,475    $       165,415
Shares issued to shareholders on
reinvestment of dividends                                      87               0              1,874                  0
Shares redeemed                                              (706)            (97)           (16,392)            (1,877)
                                                     ------------    ------------    ---------------    ---------------
Net increase                                               19,636           8,183            437,957            163,538
Beginning of period                                         8,183               0            163,538                  0
                                                     ------------    ------------    ---------------    ---------------
End of period                                              27,819           8,183    $       601,495    $       163,538
                                                     ============    ============    ===============    ===============

(a) Class A, B and C Shares commenced distribution on January 30, 2004.


--------------------------------------------------------------------------------
                                                         2005 Annual Report   67

================================================================================
Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc.
Notes to Financial Statements (continued)

                                              ---------------------------------------------------------------------
                                                                      INTERNATIONAL PORTFOLIO
                                              ---------------------------------------------------------------------

                                              -----------------------------    ------------------------------------
                                                          SHARES                              AMOUNT
                                              -----------------------------    ------------------------------------

                                               YEAR ENDED       YEAR ENDED        YEAR ENDED           YEAR ENDED
                                                9/30/05           9/30/04           9/30/05              9/30/04
===================================================================================================================
International Class Shares
Shares sold                                    19,431,940       20,830,061     $   410,168,394     $   374,436,163
Shares issued to shareholders on
reinvestment of dividends                         945,230        1,022,862          19,065,301          17,787,574
Shares redeemed                               (16,342,116)     (19,917,739)       (343,893,907)       (354,463,245)
                                              -----------      -----------     ---------------     ---------------
Net increase                                    4,035,054        1,935,184          85,339,788          37,760,492
Beginning of period                           115,673,695      113,738,511       2,098,715,783       2,060,955,291
                                              -----------      -----------     ---------------     ---------------
End of period                                 119,708,749      115,673,695     $ 2,184,055,571     $ 2,098,715,783
                                              ===========      ===========     ===============     ===============

==================================================================================================================
International Class A Shares (a)
Shares sold                                     1,175,024          181,016     $    24,657,035     $     3,336,881
Shares issued to shareholders on
reinvestment of dividends                           1,066                0              21,461                   0
Shares converted from Class B                       3,514                0              75,664                   0
Shares redeemed                                  (121,631)         (15,813)         (2,656,916)           (290,505)
                                              -----------      -----------     ---------------     ---------------
Net increase                                    1,057,973          165,203          22,097,244           3,046,376
Beginning of period                               165,203                0           3,046,376                   0
                                              -----------      -----------     ---------------     ---------------
End of period                                   1,223,176          165,203     $    25,143,620     $     3,046,376
                                              ===========      ===========     ===============     ===============

==================================================================================================================
International Class B Shares (a)
Shares sold                                        91,339           53,641     $     1,892,028     $       984,733
Shares issued to shareholders on
reinvestment of dividends                             216                0               4,324                   0
Shares converted to Class A                        (3,545)               0             (75,664)                  0
Shares redeemed                                   (19,485)          (5,304)           (413,136)            (96,448)
                                              -----------      -----------     ---------------     ---------------
Net increase                                       68,525           48,337           1,407,552             888,285
Beginning of period                                48,337                0             888,285                   0
                                              -----------      -----------     ---------------     ---------------
End of period                                     116,862           48,337     $     2,295,837     $       888,285
                                              ===========      ===========     ===============     ===============

==================================================================================================================
International Class C Shares (a)
Shares sold                                       337,112          250,874     $     6,941,414     $     4,604,211
Shares issued to shareholders
on reinvestment of dividends                          267                0               5,349                   0
Shares redeemed                                  (112,716)          (3,198)         (2,412,856)            (58,714)
                                              -----------      -----------     ---------------     ---------------
Net increase                                      224,663          247,676           4,533,907           4,545,497
Beginning of period                               247,676                0           4,545,497                   0
                                              -----------      -----------     ---------------     ---------------
End of period                                     472,339          247,676     $     9,079,404     $     4,545,497
                                              ===========      ===========     ===============     ===============

==================================================================================================================
International Class R Shares (b)
Shares sold                                             0              534     $             0     $        10,100
Shares redeemed                                      (534)               0             (11,343)                  0
                                              -----------      -----------     ---------------     ---------------
Net increase (decrease)                              (534)             534             (11,343)             10,100
Beginning of period                                   534                0              10,100                   0
                                              -----------      -----------     ---------------     ---------------
End of period                                           0              534     $        (1,243)    $        10,100
                                              ===========      ===========     ===============     ===============

(b) Class R Shares commenced distribution on February 17, 2004. These shares are no longer being offered to shareholders as of February 23, 2005.


--------------------------------------------------------------------------------
68       Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

================================================================================

                                 -----------------------------    -----------------------------
                                            EMERGING                        INTERMEDIATE
                                          MARKETS VALUE                       DURATION
                                            PORTFOLIO                         PORTFOLIO
                                 -----------------------------    -----------------------------

                                  YEAR ENDED       YEAR ENDED        YEAR ENDED     YEAR ENDED
                                   9/30/05           9/30/04           9/30/05       9/30/04
================================================================================================
Shares sold                       10,080,394      10,871,494        69,094,301      61,026,683
Shares issued to shareholders
on reinvestment of dividends
and distributions                  1,190,384         384,525         2,311,887       1,446,809
Shares redeemed                  (14,857,739)     (7,328,884)      (28,853,086)    (28,567,549)
                                 -----------      ----------       -----------     -----------
Net increase (decrease)
in shares outstanding             (3,586,961)      3,927,135        42,553,102      33,905,943
Shares outstanding at
beginning of period               47,092,824      43,165,689       212,713,840     178,807,897
                                 -----------      ----------       -----------     -----------
Shares outstanding at
end of period                     43,505,863      47,092,824       255,266,942     212,713,840
                                 ===========      ==========       ===========     ===========

                                 -----------------------------    -----------------------------
                                        U.S. GOVERNMENT                 INTERMEDIATE DURATION
                                         SHORT DURATION                     INSTITUTIONAL
                                           PORTFOLIO                          PORTFOLIO
                                 -----------------------------    -----------------------------

                                  YEAR ENDED       YEAR ENDED        YEAR ENDED     YEAR ENDED
                                   9/30/05           9/30/04           9/30/05       9/30/04
===============================================================================================
Shares sold                        1,335,866       2,054,195        12,843,724      15,914,321
Shares issued to shareholders
on reinvestment of dividends
and distributions                    106,625         188,809           846,398       1,023,015
Shares redeemed                   (1,882,568)     (3,521,347)      (10,364,588)     (7,094,674)
                                 -----------      ----------       -----------     -----------
Net increase (decrease)
in shares outstanding               (440,077)     (1,278,343)        3,325,534       9,842,662
Shares outstanding at
beginning of period                7,379,452       8,657,795        39,348,364      29,505,702
                                 -----------      ----------       -----------     -----------
Shares outstanding at
end of period                      6,939,375       7,379,452        42,673,898      39,348,364
                                 ===========      ==========       ===========     ===========


--------------------------------------------------------------------------------
                                                         2005 Annual Report   69

================================================================================
Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc.
Notes to Financial Statements (continued)

                                ---------------------------    ----------------------------    --------------------------
                                       SHORT DURATION                 SHORT DURATION                  SHORT DURATION
                                   DIVERSIFIED MUNICIPAL           CALIFORNIA MUNICIPAL             NEW YORK MUNICIPAL
                                         PORTFOLIO                      PORTFOLIO                       PORTFOLIO
                                ---------------------------    ----------------------------    --------------------------

                                 YEAR ENDED     YEAR ENDED       YEAR ENDED     YEAR ENDED       YEAR ENDED     YEAR ENDED
                                   9/30/05        9/30/04          9/30/05        9/30/04          9/30/05        9/30/04
==========================================================================================================================
Shares sold                      13,703,501     12,018,742        3,635,973       4,724,131       5,800,480      7,611,430
Shares issued to shareholders
on reinvestment of dividends
and distributions                   173,534        163,224           64,525          60,450          90,356         81,453
Shares redeemed                 (13,353,227)   (10,456,901)      (4,425,411)     (5,386,518)     (5,836,199)    (7,446,664)
                                -----------    -----------      -----------     -----------     -----------    -----------
Net increase (decrease)
in shares outstanding               523,808      1,725,065         (724,913)       (601,937)         54,637        246,219
Shares outstanding at
beginning of period              20,131,890     18,406,825        5,698,067       6,300,004       9,879,716      9,633,497
                                -----------    -----------      -----------     -----------     -----------    -----------
Shares outstanding at
end of period                    20,655,698     20,131,890        4,973,154       5,698,067       9,934,353      9,879,716
                                ===========    ===========      ===========     ===========     ===========    ===========


--------------------------------------------------------------------------------
70       Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

================================================================================

                                        ---------------------------------------------------------------------
                                                            DIVERSIFIED MUNICIPAL PORTFOLIO
                                        ---------------------------------------------------------------------

                                        -----------------------------    ------------------------------------
                                                    SHARES                              AMOUNT
                                        -----------------------------    ------------------------------------

                                           YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                            9/30/05             9/30/04            9/30/05            9/30/04
================================================================================================================
Municipal Class Shares sold                  67,306,052         56,402,771    $   954,163,543    $   803,722,850
Shares issued to shareholders
on reinvestment of dividends                  1,025,694            996,289         14,537,618         14,194,124
Shares redeemed                             (32,601,964)       (24,148,120)      (461,940,395)      (343,673,316)
                                        ---------------    ---------------    ---------------    ---------------
Net increase                                 35,729,782         33,250,940        506,760,766        474,243,658
Beginning of period                         175,912,881        142,661,941      2,429,726,990      1,955,483,332
                                        ---------------    ---------------    ---------------    ---------------
End of period                               211,642,663        175,912,881    $ 2,936,487,756    $ 2,429,726,990
                                        ===============    ===============    ===============    ===============

================================================================================================================
Intermediate Municipal Class A Shares
Shares sold                                   1,418,380          2,791,398    $    20,132,758    $    39,770,226
Shares issued to shareholders on
reinvestment of dividends                       115,543            156,489          1,638,421          2,232,359
Shares converted from Class B                   157,152             40,949          2,222,023            585,547
Shares redeemed                              (2,905,957)        (5,661,852)       (41,230,449)       (80,491,325)
                                        ---------------    ---------------    ---------------    ---------------
Net decrease                                 (1,214,882)        (2,673,016)       (17,237,247)       (37,903,193)
Beginning of period                           7,139,972          9,812,988        101,452,919        139,356,112
                                        ---------------    ---------------    ---------------    ---------------
End of period                                 5,925,090          7,139,972    $    84,215,672    $   101,452,919
                                        ===============    ===============    ===============    ===============

================================================================================================================
Intermediate Municipal Class B Shares
Shares sold                                     201,550            869,273    $     2,864,835    $    12,394,497
Shares issued to shareholders on
reinvestment of dividends                        81,542             97,407          1,156,539          1,388,562
Shares converted to Class A                    (157,197)           (40,951)        (2,222,023)          (585,547)
Shares redeemed                              (2,160,430)        (2,258,595)       (30,611,828)       (32,100,577)
                                        ---------------    ---------------    ---------------    ---------------
Net decrease                                 (2,034,535)        (1,332,866)       (28,812,477)       (18,903,065)
Beginning of period                           6,730,272          8,063,138         95,318,319        114,221,384
                                        ---------------    ---------------    ---------------    ---------------
End of period                                 4,695,737          6,730,272    $    66,505,842    $    95,318,319
                                        ===============    ===============    ===============    ===============

================================================================================================================
Intermediate Municipal Class C Shares
Shares sold                                     440,590          1,383,803    $     6,253,538    $    19,746,954
Shares issued to shareholders on
reinvestment of dividends                        59,271             81,839            840,684          1,166,777
Shares redeemed                              (2,000,134)        (3,026,407)       (28,364,922)       (43,006,747)
                                        ---------------    ---------------    ---------------    ---------------
Net decrease                                 (1,500,273)        (1,560,765)       (21,270,700)       (22,093,016)
Beginning of period                           6,266,770          7,827,535         89,063,423        111,156,439
                                        ---------------    ---------------    ---------------    ---------------
End of period                                 4,766,497          6,266,770    $    67,792,723    $    89,063,423
                                        ===============    ===============    ===============    ===============


--------------------------------------------------------------------------------
                                                         2005 Annual Report   71

================================================================================
Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc.
Notes to Financial Statements (continued)

                                        ---------------------------------------------------------------------
                                                            CALIFORNIA MUNICIPAL PORTFOLIO
                                        ---------------------------------------------------------------------

                                        -----------------------------    ------------------------------------
                                                    SHARES                              AMOUNT
                                        -----------------------------    ------------------------------------

                                           YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                            9/30/05             9/30/04            9/30/05            9/30/04
================================================================================================================
Municipal Class
Shares sold                                  21,434,750         19,362,604    $   307,063,523    $   278,229,856
Shares issued to shareholders
on reinvestment of dividends                    414,093            380,194          5,934,834          5,464,063
Shares redeemed                             (11,381,962)        (8,521,055)      (163,180,906)      (122,550,941)
                                        ---------------    ---------------    ---------------    ---------------
Net increase                                 10,466,881         11,221,743        149,817,451        161,142,978
Beginning of period                          58,618,356         47,396,613        818,413,383        657,270,405
                                        ---------------    ---------------    ---------------    ---------------
End of period                                69,085,237         58,618,356    $   968,230,834    $   818,413,383
                                        ===============    ===============    ===============    ===============

================================================================================================================
Intermediate Municipal Class A Shares
Shares sold                                     956,855          1,601,314    $    13,703,260    $    22,992,722
Shares issued to shareholders on
reinvestment of dividends                        58,866             62,048            843,393            892,517
Shares converted from Class B                    50,349             42,663            722,083            616,038
Shares redeemed                              (1,108,320)        (2,739,651)       (15,850,412)       (39,262,227)
                                        ---------------    ---------------    ---------------    ---------------
Net decrease                                    (42,250)        (1,033,626)          (581,676)       (14,760,950)
Beginning of period                           2,671,212          3,704,838         38,438,279         53,199,229
                                        ---------------    ---------------    ---------------    ---------------
End of period                                 2,628,962          2,671,212    $    37,856,603    $    38,438,279
                                        ===============    ===============    ===============    ===============

================================================================================================================
Intermediate Municipal Class B Shares
Shares sold                                      31,283            413,439    $       449,100    $     5,912,975
Shares issued to shareholders on
reinvestment of dividends                        36,862             42,707            528,386            613,905
Shares converted to Class A                     (50,375)           (42,664)          (722,083)          (616,038)
Shares redeemed                                (668,920)          (690,338)        (9,570,894)        (9,878,652)
                                        ---------------    ---------------    ---------------    ---------------
Net decrease                                   (651,150)          (276,856)        (9,315,491)        (3,967,810)
Beginning of period                           2,483,175          2,760,031         35,650,128         39,617,938
                                        ---------------    ---------------    ---------------    ---------------
End of period                                 1,832,025          2,483,175    $    26,334,637    $    35,650,128
                                        ===============    ===============    ===============    ===============

================================================================================================================
Intermediate Municipal Class C Shares
Shares sold                                     147,263            458,392    $     2,111,016    $     6,601,771
Shares issued to shareholders on
reinvestment of dividends                        34,066             43,617            488,199            627,058
Shares redeemed                                (602,915)        (1,541,591)        (8,638,516)       (22,079,682)
                                        ---------------    ---------------    ---------------    ---------------
Net decrease                                   (421,586)        (1,039,582)        (6,039,301)       (14,850,853)
Beginning of period                           2,423,470          3,463,052         34,873,086         49,723,939
                                        ---------------    ---------------    ---------------    ---------------
End of period                                 2,001,884          2,423,470    $    28,833,785    $    34,873,086
                                        ===============    ===============    ===============    ===============


--------------------------------------------------------------------------------
72       Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

================================================================================

                                        ---------------------------------------------------------------------
                                                              NEW YORK MUNICIPAL PORTFOLIO
                                        ---------------------------------------------------------------------

                                        -----------------------------    ------------------------------------
                                                    SHARES                              AMOUNT
                                        -----------------------------    ------------------------------------

                                           YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                            9/30/05             9/30/04            9/30/05            9/30/04
================================================================================================================
Municipal Class
Shares sold                                  26,547,744         21,638,209    $   372,003,374    $   305,291,848
Shares issued to shareholders on
reinvestment of dividends                       701,028            689,237          9,824,232          9,719,528
Shares redeemed                             (15,053,132)       (13,656,099)      (210,928,598)      (192,281,514)
                                        ---------------    ---------------    ---------------    ---------------
Net increase                                 12,195,640          8,671,347        170,899,008        122,729,862
Beginning of period                          79,453,646         70,782,299      1,079,419,281        956,689,419
                                        ---------------    ---------------    ---------------    ---------------
End of period                                91,649,286         79,453,646    $ 1,250,318,289    $ 1,079,419,281
                                        ===============    ===============    ===============    ===============

================================================================================================================
Intermediate Municipal Class A Shares
Shares sold                                     698,228          1,615,750    $     9,785,713    $    22,800,191
Shares issued to shareholders on
reinvestment of dividends                        87,840             94,136          1,230,549          1,327,825
Shares converted from Class B                    78,587             37,929          1,099,352            535,934
Shares redeemed                              (1,492,557)        (3,428,933)       (20,880,330)       (48,289,760)
                                        ---------------    ---------------    ---------------    ---------------
Net decrease                                   (627,902)        (1,681,118)        (8,764,716)       (23,625,810)
Beginning of period                           3,845,804          5,526,922         53,961,341         77,587,151
                                        ---------------    ---------------    ---------------    ---------------
End of period                                 3,217,902          3,845,804    $    45,196,625    $    53,961,341
                                        ===============    ===============    ===============    ===============

================================================================================================================
Intermediate Municipal Class B Shares
Shares sold                                     187,179            671,588    $     2,625,061    $     9,478,863
Shares issued to shareholders on
reinvestment of dividends                        68,721             74,192            962,490          1,045,533
Shares converted to Class A                     (78,669)           (37,911)        (1,099,352)          (535,934)
Shares redeemed                                (786,711)        (1,012,852)       (11,010,516)       (14,209,122)
                                        ---------------    ---------------    ---------------    ---------------
Net decrease                                   (609,480)          (304,983)        (8,522,317)        (4,220,660)
Beginning of period                           4,125,242          4,430,225         57,967,103         62,187,763
                                        ---------------    ---------------    ---------------    ---------------
End of period                                 3,515,762          4,125,242    $    49,444,786    $    57,967,103
                                        ===============    ===============    ===============    ===============

================================================================================================================
Intermediate Municipal Class C Shares
Shares sold                                     220,479            966,957    $     3,095,559    $    13,668,253
Shares issued to shareholders on
reinvestment of dividends                        36,044             47,599            505,218            671,429
Shares redeemed                              (1,410,557)        (1,585,393)       (19,757,119)       (22,243,635)
                                        ---------------    ---------------    ---------------    ---------------
Net decrease                                 (1,154,034)          (570,837)       (16,156,342)        (7,903,953)
Beginning of period                           3,759,301          4,330,138         53,098,095         61,002,048
                                        ---------------    ---------------    ---------------    ---------------
End of period                                 2,605,267          3,759,301    $    36,941,753    $    53,098,095
                                        ===============    ===============    ===============    ===============


--------------------------------------------------------------------------------
                                                         2005 Annual Report   73

================================================================================
Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc.
Notes to Financial Statements (continued)

                                        ---------------------------------------------------------------------
                                                              SHORT DURATION PLUS PORTFOLIO
                                        ---------------------------------------------------------------------

                                        -----------------------------    ------------------------------------
                                                    SHARES                              AMOUNT
                                        -----------------------------    ------------------------------------

                                           YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                            9/30/05             9/30/04            9/30/05            9/30/04
================================================================================================================
Short Duration Plus Class
Shares sold                                  11,221,512         13,779,853    $   140,436,628    $   175,398,530
Shares issued to shareholders
on reinvestment of dividends
and distributions                               426,621            354,625          5,342,279          4,518,277
Shares redeemed                             (12,766,090)       (12,999,054)      (159,809,492)      (165,694,224)
                                        ---------------    ---------------    ---------------    ---------------
Net increase (decrease)                      (1,117,957)         1,135,424        (14,030,585)        14,222,583
Beginning of period                          33,306,388         32,170,964        422,597,621        408,375,038
                                        ---------------    ---------------    ---------------    ---------------
End of period                                32,188,431         33,306,388    $   408,567,036    $   422,597,621
                                        ===============    ===============    ===============    ===============

================================================================================================================
Short Duration Class A Shares (a)
Shares sold                                   1,940,658          4,016,683    $    24,341,652    $    51,202,933
Shares issued to shareholders on
reinvestment of dividends
and distributions                                96,914            117,905          1,213,366          1,502,975
Shares converted from Class B                   106,805             30,110          1,334,579            381,919
Shares redeemed                              (3,347,092)        (6,692,833)       (41,955,853)       (85,093,395)
                                        ---------------    ---------------    ---------------    ---------------
Net decrease                                 (1,202,715)        (2,528,135)       (15,066,256)       (32,005,568)
Beginning of period                           4,640,977          7,169,112         60,079,836         92,085,404
                                        ---------------    ---------------    ---------------    ---------------
End of period                                 3,438,262          4,640,977    $    45,013,580    $    60,079,836
                                        ===============    ===============    ===============    ===============

================================================================================================================
Short Duration Class B Shares (a)
Shares sold                                     489,329          2,184,212    $     6,137,972    $    27,779,246
Shares issued to shareholders on
reinvestment of dividends
and distributions                                50,309             36,545            630,063            465,440
Shares converted to Class A                    (106,847)           (30,122)        (1,334,579)          (381,919)
Shares redeemed                              (1,671,609)        (1,366,618)       (20,944,554)       (17,378,283)
                                        ---------------    ---------------    ---------------    ---------------
Net increase (decrease)                      (1,238,818)           824,017        (15,511,098)        10,484,484
Beginning of period                           3,496,107          2,672,090         44,744,023         34,259,539
                                        ---------------    ---------------    ---------------    ---------------
End of period                                 2,257,289          3,496,107    $    29,232,925    $    44,744,023
                                        ===============    ===============    ===============    ===============

================================================================================================================
Short Duration Class C Shares (a)
Shares sold                                     508,402          1,887,697    $     6,376,122    $    24,025,648
Shares issued to shareholders on
reinvestment of dividends
and distributions                                36,795             31,272            460,712            398,349
Shares redeemed                              (1,725,576)        (1,358,186)       (21,624,133)       (17,258,694)
                                        ---------------    ---------------    ---------------    ---------------
Net increase (decrease)                      (1,180,379)           560,783        (14,787,299)         7,165,303
Beginning of period                           3,126,173          2,565,390         40,072,263         32,906,960
                                        ---------------    ---------------    ---------------    ---------------
End of period                                 1,945,794          3,126,173    $    25,284,964    $    40,072,263
                                        ===============    ===============    ===============    ===============

================================================================================================================
Short Duration Class R Shares (b)
Shares sold                                           0                779    $             0    $        10,000
Shares redeemed                                    (779)                 0             (9,782)                 0
                                        ---------------    ---------------    ---------------    ---------------
Net increase (decrease)                            (779)               779             (9,782)            10,000
Beginning of period                                 779                  0             10,000                  0
                                        ---------------    ---------------    ---------------    ---------------
End of period                                         0                779    $           218    $        10,000
                                        ===============    ===============    ===============    ===============

(a)   Class A, B and C Shares commenced distribution on January 30, 2004.
(b) Class R Shares commenced distribution on February 17, 2004. These shares are no longer being offered to shareholders as of February 25, 2005.


--------------------------------------------------------------------------------
74       Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

================================================================================

NOTE 7. Line of Credit
        The Emerging Markets Portfolio maintains a $35,000,000 line of credit intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the line of credit are paid by the Portfolio and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the line of credit during the year ended September 30, 2005.

        A number of open-end mutual funds managed by the Adviser, including the Sanford C. Bernstein Fund II, Inc., participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statements of operations. The Portfolio did not utilize the Facility during the period ended September 30, 2005.

NOTE 8. Legal Proceedings
        As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

        On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

        (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

        (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; however, the Portfolios did not have their fees reduced; and

        (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Funds, will introduce governance and compliance changes.

        A special committee of the Alliance Capital's Board of Directors, comprised of the members of the Alliance Capital's Audit Committee and the other independent member of the Alliance Capital's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

        In addition, the independent directors of the Bernstein Fund, Inc. have designated an independent economic consultant and independent counsel to investigate the above-mentioned matters.

        On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act,


--------------------------------------------------------------------------------
                                                         2005 Annual Report   75

================================================================================
Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc.
Notes to Financial Statements (continued)

        Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

        Since October 2, 2003, numerous additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants, and others may be filed. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws, and common law. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions, and removed all state court actions, to the United States District Court for the District of Maryland (the "Mutual Fund MDL"). The plaintiffs in the removed actions have since moved for remand, and that motion is pending.

        On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages. The Alliance defendants have moved to dismiss the complaints, and those motions are pending.

        On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

        On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On May 31, 2005, defendants removed the WVAG Complaint to the United States District Court for the Northern District of West Virginia. On July 12, 2005, plaintiff moved to remand. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

        On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint.

        As a result of the matters discussed above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.


--------------------------------------------------------------------------------
76       Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

================================================================================

        On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

        Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed. On October 19, 2005, the District Court granted in part, and denied in part, defendants' motion to dismiss the Aucoin complaint and as a result the only claim remaining is plaintiffs' section 36(b) claim.

        It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE 9. Subsequent Events
        On October 26, 2005, the Board of Directors of the Fund approved and authorized the continuation of the Investment Management Agreement between the Fund and the Adviser, without change, for an additional period ending December 1, 2005. On November 28, 2005, the Board of Directors of the Fund approved an amended Investment Management Agreement for an additional annual term, which revised the fees payable by the Fund to the Adviser, on behalf of the Portfolios as set forth below:

                                                  ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO

PORTFOLIO                                       FIRST              NEXT            NEXT          NEXT
                                             $1 BILLION        $3 BILLION      $2 BILLION    $2 BILLION     THEREAFTER
======================================================================================================================
Tax-Managed International; International       0.925%             0.85%           0.80%         0.75%          0.65%

                                                FIRST              NEXT            NEXT
                                             $1 BILLION        $1 BILLION      $1 BILLION    THEREAFTER
=======================================================================================================
Emerging Markets                               1.175%             1.05%           1.00%         0.90%

                                                FIRST              NEXT            NEXT
                                             $1 BILLION        $2 BILLION      $2 BILLION    THEREAFTER
=======================================================================================================
New York Municipal, California
Municipal, Diversified Municipal, and
Intermediate Duration Portfolios               0.50%              0.45%           0.40%         0.35%


--------------------------------------------------------------------------------
                                                         2005 Annual Report   77

================================================================================
Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc.
Tax Information (Unaudited)

        In order to meet certain requirements of the Internal Revenue Code we are advising you that the following long-term capital gains distributed during the fiscal year ended September 30, 2005, are subject to the maximum tax rate of 15%.

                                                   LONG-TERM CAPITAL
                                                   GAIN DISTRIBUTION
================================================================================
Tax-Managed International                             $64,402,318
Emerging Markets                                       36,713,975
Intermediate Duration                                   8,277,788
Intermediate Duration Institutional                     2,316,118
California Municipal                                      257,140
Short Duration Plus                                       401,157
--------------------------------------------------------------------------------

        For the fiscal year ended September 30, 2005, certain dividends paid by the Portfolios may be subject to a maximum tax rate of 15%, as provided for by the JGTRR Act of 2003. We designate the following percentages or the maximum amount allowable of the total ordinary income distributed by the Portfolios, as qualified dividend income.

                                                   PERCENTAGE OF TAXABLE
                                                  ORDINARY DIVIDENDS PAID
================================================================================
Tax-Managed International                                  99.25%
International                                              99.21%
Emerging Markets                                           96.80%
--------------------------------------------------------------------------------

        In addition, the Funds intend to make an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Funds to their shareholders. For the fiscal year ended September 30, 2005, the total amounts of foreign taxes that may be passed through to the shareholders and the foreign sources of income for information reporting purposes, were as follows:

                                       FOREIGN TAXES          FOREIGN SOURCES
                                    TO BE PASSED THROUGH         OF INCOME
================================================================================
Tax-Managed International                $10,810,701           $139,788,835
International                              1,376,306             35,992,078
Emerging Markets                           6,941,735             63,301,714
--------------------------------------------------------------------------------

        In accordance with Federal tax law, the following table represents each Portfolio's designation of "exempt-interest dividends" as a percentage of total dividends paid during the fiscal year ended September 30, 2005.

                                                  EXEMPT-INTEREST DIVIDENDS
                                              AS A PERCENTAGE OF TOTAL DIVIDENDS
================================================================================
Short Duration Diversified Municipal                       98.80%
Short Duration California Municipal                        98.50%
Short Duration New York Municipal                          98.90%
Diversified Municipal                                      98.90%
California Municipal                                       99.00%
New York Municipal                                         99.10%
--------------------------------------------------------------------------------

        As required by Federal tax law rules, shareholders will receive notification of their portion of each Portfolio's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2005 calendar year on Form 1099-DIV, which will be mailed by January 31, 2006.


--------------------------------------------------------------------------------
78       Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

================================================================================

Sanford C. Bernstein Fund, Inc.

================================================================================
BOARD OF DIRECTORS
--------------------------------------------------------------------------------

      Roger Hertog
      President

      Rosalie J. Wolf*
      Chairman

      Irwin Engelman*
      Director

      Bart Friedman*+
      Director

      William Kristol*+
      Director

      Thomas B. Stiles II*+
      Director

================================================================================
OFFICERS
--------------------------------------------------------------------------------
      Philip L. Kirstein
      Senior Vice President and
      Independent Compliance Officer

      Mark D. Gersten
      Treasurer and Chief Financial Officer

      Emilie D. Wrapp
      Secretary

================================================================================
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

      PricewaterhouseCoopers LLP
      300 Madison Avenue
      New York, New York 10017

================================================================================
LEGAL COUNSEL
--------------------------------------------------------------------------------

      Shearman & Sterling
      599 Lexington Avenue
      New York, New York 10022

================================================================================
CUSTODIAN AND TRANSFER AGENT
--------------------------------------------------------------------------------

      State Street Bank and Trust Company
      225 Franklin Street
      Boston, Massachusetts 02110

================================================================================
INVESTMENT ADVISER
--------------------------------------------------------------------------------

      Alliance Capital Management L.P.
      1345 Avenue of the Americas
      New York, New York 10105


* Member of the Audit Committee and the Independent Directors Committee. + Member of the Governance, Nominating and Compensation Committee.


--------------------------------------------------------------------------------
                                                         2005 Annual Report   79

================================================================================
Sanford C. Bernstein Fund, Inc. (continued)

================================================================================
DIRECTORS' INFORMATION
--------------------------------------------------------------------------------

Name, Address, Date of Birth        Principal Occupation                            Portfolios in Complex     Other Directorships
   (Year of Election)                During Past 5 Years                                  By Director           Held by Director
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS*

    Roger Hertog,+,              Vice Chairman and Director -- Alliance Capital                12                      None
    1345 Avenue                  Management Corporation ("ACMC"), the
    of the Americas,             General Partner of Alliance Capital Management
    New York, NY                 L.P. ("Alliance") since 2000; prior thereto,
    10105 11/4/41 (1988)         President, Chief Operating Officer and Director --
                                 Sanford C. Bernstein & Co., Inc. ("Bernstein")
                                 since prior to 2000.

DISINTERESTED DIRECTORS*

    Rosalie J. Wolf,++           Managing Partner, Botanica Capital Partners LLC.              12                      TIAA-CREF;
    c/o Philip L. Kirstein       Formerly, she was a Managing Director at                                         North European Oil
    Alliance Capital             Offit Hall Capital Management LLC from                                              Royalty Trust
    Management, L. P.            January 2001 through 2003. From 1994-2000 she
    1345 Avenue                  was Treasurer and Chief Investment Officer of The
    of the Americas,             Rockefeller Foundation. Earlier she held financial
    New York, NY 10105           executive positions with International Paper
    5/8/41 (2000)                Company, Bankers Trust, and Mobil Oil Corporation.
    Chairman of the Board

    Irwin Engelman, ++           Business Consultant. Formerly                                 12               WellGen Inc.; Baruch
    c/o Philip L. Kirstein       he was Executive Vice President and Chief                                       College Fund; Long
    Alliance Capital             Financial Officer--YouthStream Media                                              Wharf Theater;
    Management, L. P.            Networks; Vice Chairman and Chief Administrative                                     National
    1345 Avenue                  Officer of Revlon, Inc. and Executive Vice                                       Corporate Theater
    of the Americas,             President and Chief Financial Officer of                                           Fund; Temple
    New York, NY 10105           MacAndrews & Forbes Holdings, Inc. since                                           Sharay Tefila;
    5/19/34 (2000)               prior to 2000                                                                      New Plan Excel
    Chairman of the Board                                                                                            Realty Trust

    Bart Friedman,++**           Senior Partner at Cahill Gordon                               12                   The Brookings
    c/o Philip L. Kirstein       & Reindel LLP (law firm) since                                                 Institution; Lincoln
    Alliance Capital             prior to 2000.                                                                    Center for the
    Management, L. P.                                                                                           Performing Arts; The
    1345 Avenue                                                                                                  Mountain School of
    of the Americas,                                                                                                Milton Academy
    New York, NY 10105
    12/5/44 (2005)


--------------------------------------------------------------------------------
80       Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

================================================================================

Name, Address, Date of Birth        Principal Occupation                            Portfolios in Complex     Other Directorships
   (Year of Election)                During Past 5 Years                                  By Director           Held by Director
------------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS* (continued)

    William Kristol,++**         Editor, The Weekly                                            12               Manhattan Insitute;
    c/o Philip L. Kirstein       Standard since prior to 2000.                                                    John M Ashbrook
    Alliance Capital                                                                                             Center for Public
    Management, L. P.                                                                                           Affairs at Ashland
    1345 Avenue                                                                                                  University; The
    of the Americas,                                                                                            Salvatori Center at
    New York, NY 10105                                                                                           Claremont McKenna
    12/23/52 (1994)                                                                                             College; The Shalem
                                                                                                                    Foundation

    Thomas B. Stiles II,++**     President--Cedar Lawn Corporation (cemetery).                 12                   Laguna Beach
    c/o Philip L. Kirstein       Formerly Managing Director, Senior Portfolio                                        Art Museum;
    Alliance Capital             Manager and Director of Investment Strategy                                         Cedar Lawn
    Management, L. P.            of Smith Barney Asset Management from                                              Corporation
    1345 Avenue                  1997 until his retirement in 1999. Prior
    of the Americas,             thereto, Chairman and Chief Executive Officer
    New York, NY 10105           of Greenwich Street Advisors from 1988-1997
    10/4/40 (2003)               and Executive Vice President and Director of
                                 E.F. Hutton Group from 1982-1987.

*     There is no stated term of office for the Directors.
+ Mr. Hertog is an "interested person" as defined in the 1940 Act, because of his affiliation with Alliance.
++    Member of the Audit Committee and the Independent Directors Committee.
**    Member of the Governance, Nominating and Compensation Committee.

===========================================================================================================
OFFICERS' INFORMATION
-----------------------------------------------------------------------------------------------------------
                                        Principal Position(s)            Principal Occupation
Name, Address* and Date of Birth            Held with Fund                During Past 5 Years
-----------------------------------------------------------------------------------------------------------
Roger Hertog, 11/4/41                  President                     See biography under Directors'
                                                                     Information.

Philip L. Kirstein, 5/29/45            Senior Vice President         Senior Vice President and Independent
                                       and Independent Compliance    Compliance Officer of the
                                       Officer                       AllianceBernstein Funds, with which
                                                                     he has been associated since October
                                                                     2004. Prior thereto, he was Of Counsel
                                                                     to Kirkpatrick and Lockhart, LLP from
                                                                     2003 to October 2004, and General
                                                                     Counsel of Merrill Lynch Investment
                                                                     Managers since prior to 2000 until
                                                                     March 2003.


--------------------------------------------------------------------------------
                                                         2005 Annual Report   81

================================================================================
Sanford C. Bernstein Fund, Inc. (continued)

-----------------------------------------------------------------------------------------------------------
                                        Principal Position(s)            Principal Occupation
Name, Address* and Date of Birth            Held with Fund                During Past 5 Years
-----------------------------------------------------------------------------------------------------------
Emilie D. Wrapp, 11/13/55              Secretary                     Senior Vice President, Assistant
                                                                     General Counsel and Assistant
                                                                     Secretary of AllianceBernstein
                                                                     Investment Research and Management,
                                                                     Inc. ("ABIRM")+, with which she has
                                                                     been associated since prior to 2000.

Mark D. Gersten, 10/4/50               Treasurer and Chief           Senior Vice President of Alliance
                                       Financial Officer             Global Investors Services, Inc.
                                                                     ("AGIS")+ and a Vice President of
                                                                     ABIRM+, with which he has been
                                                                     associated since prior to 2000.

* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.
+     ABIRM and AGIS are affiliates of the Fund.


--------------------------------------------------------------------------------
82       Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

================================================================================

Sanford C. Bernstein Fund II, Inc.

================================================================================
BOARD OF DIRECTORS
--------------------------------------------------------------------------------

       William H. Foulk, Jr.*
       Chairman

       Marc O. Mayer
       President

       Ruth Block*

       David H. Dievler*

       John H. Dobkin*

       Michael J. Downey*

================================================================================
OFFICERS
--------------------------------------------------------------------------------
       Philip L. Kirstein
       Senior Vice President and
       Independent Compliance Officer

       Matthew D. W. Bloom
       Vice President

       Shawn Keegan
       Vice President

       Joran Laird
       Vice President

       Alison M. Martier
       Vice President

       Jeffrey Phlegar
       Vice President

       Greg Wilensky
       Vice President

       Mark D. Gersten
       Treasurer and Chief Financial Officer

       Vincent S. Noto
       Controller

       Emilie D. Wrapp
       Secretary

================================================================================
       INDEPENDENT REGISTERED
       PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

       PricewaterhouseCoopers LLP
       300 Madison Avenue
       New York, New York 10017

================================================================================
LEGAL COUNSEL
--------------------------------------------------------------------------------
       Shearman & Sterling
       599 Lexington Avenue
       New York, New York 10022

================================================================================
CUSTODIAN AND TRANSFER AGENT
--------------------------------------------------------------------------------
       State Street Bank and Trust Company
       225 Franklin Street
       Boston, Massachusetts 02110

================================================================================
INVESTMENT ADVISER
--------------------------------------------------------------------------------
       Alliance Capital Management L.P.
       1345 Avenue of the Americas
       New York, New York 10105

* Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.


--------------------------------------------------------------------------------
                                                         2005 Annual Report   83

================================================================================
Sanford C. Bernstein Fund II, Inc. (continued)

===========================================================================================================
DIRECTORS INFORMATION
-----------------------------------------------------------------------------------------------------------

Name, Address, Date of Birth        Principal Occupation                            Portfolios in Complex     Other Directorships
   (Year of Election*)               During Past 5 Years                                  By Director           Held by Director
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

    Marc O. Mayer,++             Executive Vice President of Alliance Capital                  81                SCB Partners, Inc.;
    1345 Avenue                  Management Corporation ("ACMC") since 2001;                                          SCB, Inc.
    of the Americas,             prior thereto, Chief Executive Officer of
    New York, NY 10105           Sanford C. Bernstein & Co., LLC and its
    10/2/57 (2003)               predecessor since prior to 2000.

DISINTERESTED DIRECTORS

    William H. Foulk, Jr.,+      Investment Adviser and Independent Consultant.                108                    None
    2 Soundview Drive,           Formerly Senior Manager of Barrett Associates,
    Suite 100,                   Inc., a registered investment adviser, with which
    Greenwich, CT 06830          he had been associated since prior to 2000.
    9/7/32 (2002)                Formerly Deputy Comptroller and Chief
    Chairman of the Board        Investment Officer of the State of New York
                                 and, prior thereto, Chief Investment Officer of
                                 the New York Bank for Savings.

    Ruth Block,+,**              Formerly an Executive Vice President and                      105                    None
    500 SE Mizner Blvd.,         Chief Insurance Officer of the Equitable
    Boca Raton, FL 33432         Life Assurance Society of the United States;
    11/7/30 (2002)               Chairman and Chief Executive Officer of Evlico;
                                 Director of Avon, BP (oil and gas), Ecolab
                                 Incorporated (specialty chemicals), Tandem
                                 Financial Group and Donaldson, Lufkin & Jenrette
                                 Securities Corporation; former Governor at
                                 Large, National Association of Securities
                                 Dealers, Inc.

    David H. Dievler,+           Independent Consultant. Until December                        107                    None
    P.O. Box 167,                1994, Senior Vice President of Alliance
    Spring Lake, NJ 07762        Capital Management Corporation ("ACMC")
    10/23/29 (2002)              responsible for mutual fund administration.
                                 Prior to joining ACMC in 1984, Chief Financial
                                 Officer of Eberstadt Asset Management since
                                 1968. Prior to that Senior Manager at Price
                                 Waterhouse & Co.; member of the American
                                 Institute of Certified Public Accountants since
                                 1953.

--------------------------------------------------------------------------------
84       Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

================================================================================

Name, Address, Date of Birth        Principal Occupation                            Portfolios in Complex     Other Directorships
   (Year of Election*)               During Past 5 Years                                  By Director           Held by Director
------------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS (continued)

    John H. Dobkin,+             Consultant. Formerly President of Save Venice,               96                   Municipal Art
    P.O. Box 12,                 Inc. (preservation organization) from 2001 -- 2002;                               Society (New
    Annandale, NY 12504          Senior Adviser from June 1999 to June 2000 and                                     York City)
    2/19/42 (2002)               President of Historic Hudson Valley (historic
                                 preservation) from December 1989 --May 1999.
                                 Previously, Director of the National Academy of
                                 Design and during 1988 -- 1992, Director and
                                 Chairman of the Audit Committee of ACMC.

    Michael J. Downey,+          Consultant since 2004. Formerly managing partner of          80                  Asia Pacific Fund,
    c/o Alliance Capital         Lexington Capital, LLC (investment advisory firm)                                    Inc. and The
    Management L.P.              from 1997 until December 2003. Prior thereto,                                         MergerFund
    1345 Avenue of the           Chairman and CEO of Prudential Mutual Fund
    Americas                     Management (1987-1993).
    Attn: Philip L. Kirstein
    New York, NY 10105
    1/26/44 (2005)

*     There is no stated term of office for the Fund's Directors.
** Ms. Block was an "interested person", as defined in the 1940 Act, until October 21, 2004 by reason of her ownership of equity securities of a controlling person of the Adviser. Such securities were sold for approximately $2,400 on October 21, 2004. Ms. Block received shares of The Equitable Companies Incorporated as part of the demutualization of The Equitable Life Assurance Society of the United States. Her Equitable shares were subsequently converted through a corporate action into 116 American Depositary Shares of AXA.
+ Member of the Audit Committee, the Independent Director Committee and Governance and Nominating Committee.
++ Mr. Mayer is an "interested person," as defined in the 1940 Act, due to his position as Executive Vice President of ACMC.


--------------------------------------------------------------------------------
                                                         2005 Annual Report   85

================================================================================
Sanford C. Bernstein Fund II, Inc. (continued)

OFFICERS' INFORMATION

                                             Principal Position(s)             Principal Occupation
Name, Address* and Date of Birth                 Held with Fund                 During Past 5 Years
------------------------------------------------------------------------------------------------------------------------
Marc O. Mayer, 10/2/57                   President and Chief              See biography above.
                                         Executive Officer

Philip L. Kirstein, 5/29/45              Senior Vice President            Senior Vice President and Independent
                                         and Independent Compliance       Compliance Officer of the AllianceBernstein
                                         Officer                          Funds with which he has been associated since
                                                                          October 2004. Prior thereto, he was
                                                                          Counsel of Kirkpatrick & Lockhart, LLP
                                                                          from 2003 to October 2004, and General
                                                                          Counsel of Merrill Lynch Investment Manager
                                                                          since prior to 2003.

Matthew D.W. Bloom, 7/15/56              Vice President                   Senior Vice President of ACMC,+ with
                                                                          which he has been associated since
                                                                          prior to 2000.

Shawn Keegan, 7/10/71                    Vice President                   Vice President of ACMC+ with which he has
                                                                          been associated since prior to 2000.

Joran Laird, 3/1/75                      Vice President                   Vice President of ACMC+ with which he has
                                                                          been associated since June 2000.

Alison Martier, 1/29/57                  Vice President                   Senior Vice President of ACMC+ with which
                                                                          she has been associated since prior to 2000.

Jeffrey S. Phlegar, 6/28/66              Vice President                   Executive Vice President of ACMC,+ with
                                                                          which he has been associated since prior
                                                                          to 2000.

Greg Wilensky, 4/27/67                   Vice President                   Vice President of ACMC+ and Director of
                                                                          Stable Value Investments, with which he
                                                                          has been associated since prior to 2000.

Emilie D. Wrapp, 11/13/55                Secretary                        Senior Vice President, Assistant General
                                                                          Counsel and Assistant Secretary of
                                                                          AllianceBernstein Investment Research and
                                                                          Management, Inc. ("ABIRM")+, with which she
                                                                          has been associated since prior to 2000.


--------------------------------------------------------------------------------
86       Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

================================================================================

                                             Principal Position(s)             Principal Occupation
Name, Address* and Date of Birth                 Held with Fund                 During Past 5 Years
------------------------------------------------------------------------------------------------------------------------
Mark D. Gersten, 10/4/50                 Treasurer and Chief              Senior Vice President of Alliance Global
                                         Financial Officer                Investor Services, Inc. ("AGIS")+ and Vice
                                                                          President of ABIRM,+ with which he has been
                                                                          associated since prior to 2000.

Vincent S. Noto, 12/14/64                Controller                       Vice President of AGIS,+ with which he has
                                                                          been associated since prior to 2000.

* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.
+     ACMC, ABIRM and AGIS are affiliates of the Fund


--------------------------------------------------------------------------------
                                                         2005 Annual Report   87

                        SANFORD C. BERNSTEIN & CO., LLC
                A subsidiary of Alliance Capital Management L.P.

                                  Distributor

                        SANFORD C. BERNSTEIN FUND, INC.
                       SANFORD C. BERNSTEIN FUND II, INC.
                1345 Avenue of the Americas, New York, NY 10105
                                 (212) 756-4097



                                                                    SCBMFANN0905

Sanford C. Bernstein Fund, Inc.

SEPTEMBER 30, 2005

Schedule of Investments
To the Annual Report
For the Stock Portfolio
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Tax-Managed International
--------------------------------------------------------------------------------
International
--------------------------------------------------------------------------------
Emerging Markets
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         Sanford C. Bernstein Fund, Inc.
             Report of Independent Registered Public Accounting Firm

--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Sanford C. Bernstein Fund, Inc.

In our opinion, the statements of assets and liabilities included in the accompanying Annual Report, including the schedules of investments contained herein, and the related statements of operations and of changes in net assets and the financial highlights, present fairly, in all material respects, the financial position of Tax-Managed International Portfolio, International Portfolio, and Emerging Markets Portfolio, formerly Emerging Markets Value (three of the twelve portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter referred to as the "Fund") at September 30, 2005, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, except for the financial highlights of the International Retail Classes of the Tax-Managed International Portfolio and the International Portfolio, which are presented in a separate financial report, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2005, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP


New York, New York
November 22, 2005

--------------------------------------------------------------------------------

                         Sanford C. Bernstein Fund, Inc.
                             Schedule of Investments
                      Tax-Managed International Portfolio
                               September 30, 2005

--------------------------------------------------------------------------------

================================================================================
Shares                        Description                           Market Value
================================================================================
EQUITIES:                                                                 99.19%
================================================================================
AUSTRALIA:                                                                 3.00%
--------------------------------------------------------------------------------
Banking
     982,639  Westpac Banking Corp.,                              $   15,818,580
              6.50% cv. preferred stock
Building Materials
   5,305,782  Rinker Group, Ltd.                                      67,400,073
Insurance
   3,745,600  Promina Group, Ltd.                                     14,290,090
   1,647,165  QBE Insurance Group, Ltd.                               23,480,412
Leisure & Tourism
   2,720,548  Aristocrat Leisure, Ltd.                                24,648,046
Merchandising
   1,365,658  Coles Myer, Ltd.                                        10,700,419
Metal--Steel
   3,590,900  BlueScope Steel, Ltd.                                   26,226,717
                                                                  --------------
 Total Australian Stocks (Cost $137,215,837)                         182,564,337
                                                                  --------------
================================================================================
BELGIUM:                                                                   0.84%
--------------------------------------------------------------------------------
Food & Household Products
     862,500  Delhaize Group                                          51,110,244
                                                                  --------------
 Total Belgian Stocks (Cost $42,333,862)                              51,110,244
                                                                  --------------
================================================================================
CANADA:                                                                    4.28%
--------------------------------------------------------------------------------
Banking
   2,089,160  Bank of Nova Scotia                                     78,013,277
Energy Sources
     962,900  Canadian Natural Resources,                             43,485,807
              Ltd.
     860,000  Nexen, Inc.                                             41,021,075
Insurance
   1,427,200  Manulife Financial Corp.                                76,117,333
Metal--Nonferrous
     485,000  Teck Cominco, Ltd. (Class B)                            21,757,204
                                                                  --------------
 Total Canadian Stocks (Cost $152,812,540)                           260,394,696
                                                                  --------------
================================================================================
FRANCE:                                                                   15.57%
--------------------------------------------------------------------------------
Aerospace & Defense
   1,289,090  European Aeronautic Defence &                           45,763,395
              Space Co.
Automobiles
     919,900  Renault S.A.                                            87,453,298
Banking
   1,407,192  BNP Paribas S.A.                                       107,074,669
     165,000  Credit Agricole S.A.                                     4,843,620
     638,060  Societe Generale                                        72,899,102
Beverage & Tobacco
      41,984  Pernod Ricard S.A.                                       7,403,977
Construction & Housing
     605,482  Vinci S.A.                                              52,163,402
Data Processing
   1,272,654  CapGemini S.A. (a)                                      49,719,064
Energy Sources
     557,397  Total S.A.                                             151,732,473
Food & Household Products
     469,370  Groupe Danone                                           50,830,162
Health & Personal Care
     255,298  Essilor International S.A.                              21,134,819
   1,502,733  Sanofi-Aventis                                         124,451,130
Insurance
     889,400  Assurances Generales de France                          85,221,451
              AGF
Metal--Steel
   3,704,296  Arcelor                                                 86,567,332
                                                                  --------------
 Total French Stocks (Cost $673,011,556)                             947,257,894
                                                                  --------------
================================================================================
GERMANY:                                                                   4.92%
--------------------------------------------------------------------------------
Automobiles
     979,000  Continental AG                                          80,607,286
      14,177  Porsche AG (PFD)                                        10,908,730
Banking
   1,890,000  Depfa Bank plc                                          30,357,184
Data Processing
     297,081  SAP AG                                                  51,413,748
Insurance
     440,500  Muenchener                                              50,333,321
              Rueckversicherungs-Gesellschaft
              AG
Machinery & Engineering
     924,600  MAN AG                                                  47,485,299
Utilities--Electric & Gas
     308,800  E.ON AG                                                 28,397,461
                                                                  --------------
 Total German Stocks (Cost $223,666,267)                             299,503,029
                                                                  --------------


 Schedule of Investments -- Tax-Managed International Portfolio                1

================================================================================
Shares                        Description                           Market Value
================================================================================
GREECE:                                                                    0.44%
--------------------------------------------------------------------------------
Banking
     417,571  EFG Eurobank Ergasias                               $   12,894,120
Leisure & Tourism
     444,652  OPAP S.A.                                               13,815,038
                                                                  --------------
 Total Greek Stocks (Cost $27,289,264)                                26,709,158
                                                                  --------------
================================================================================
HONG KONG:                                                                 1.75%
--------------------------------------------------------------------------------
Merchandising
   9,619,500  Esprit Holdings, Ltd.                                   71,940,291
Wholesale & International Trade
  14,900,000  Li & Fung, Ltd.                                         34,512,344
                                                                  --------------
 Total Hong Kong Stocks (Cost $73,830,490)                           106,452,635
                                                                  --------------
================================================================================
IRELAND:                                                                   2.54%
--------------------------------------------------------------------------------
Banking
   2,007,444  Allied Irish Banks plc                                  42,776,121
   3,275,976  Anglo Irish Bank Corp. plc                              44,597,384
Construction & Housing
   2,467,891  CRH plc                                                 66,966,786
                                                                  --------------
 Total Irish Stocks (Cost $124,696,279)                              154,340,291
                                                                  --------------
================================================================================
ITALY:                                                                     2.95%
--------------------------------------------------------------------------------
Energy Sources
   5,790,207  ENI S.p.A.                                             171,756,011
Health & Personal Care
     309,018  Luxottica Group S.p.A.                                   7,693,750
                                                                  --------------
 Total Italian Stocks (Cost $76,454,856)                             179,449,761
                                                                  --------------
================================================================================
JAPAN:                                                                    21.71%
--------------------------------------------------------------------------------
Automobiles
   1,562,900  Denso Corp.                                             45,514,104
   1,636,000  Honda Motor Co., Ltd.                                   93,007,385
   1,553,100  Toyota Motor Corp.                                      71,664,396
Banking
       4,469  Mitsubishi UFJ Financial                                58,512,123
              Group, Inc.
      15,973  Sumitomo Mitsui Financial                              151,222,147
              Group, Inc.
Beverage & Tobacco
       3,932  Japan Tobacco, Inc.                                     62,086,843
Data Processing
   2,691,700  Canon, Inc.                                            146,075,344
Electrical & Electronics
     747,200  Hoya Corp.                                              24,923,552
   2,241,600  Hoya Corp. (a)(b)                                       76,220,719
Electronic Components & Instruments
     229,700  Keyence Corp.                                           58,022,420
Energy Sources
   3,496,000  Nippon Mining Holdings, Inc.                            27,563,179
Financial Services
     436,600  Aeon Credit Service Co., Ltd.                           31,838,833
     322,250  Aiful Corp.                                             27,112,104
     298,400  ORIX Corp.                                              54,082,256
     430,250  Promise Co., Ltd.                                       32,032,679
Health & Personal Care
     101,300  Takeda Pharmaceutical Co.,                               6,064,524
              Ltd.
Industrial Components
   1,147,700  Sumitomo Electric Industries,                           15,539,736
              Ltd.
Machinery & Engineering
   5,848,000  Sumitomo Heavy Industries,                              41,677,419
              Ltd.
Merchandising
     486,000  Takashimaya Co., Ltd.                                    6,207,084
     398,000  Yamada Denki Co., Ltd.                                  30,306,316
Metal--Steel
   2,212,900  JFE Holdings, Inc.                                      72,175,655
   7,500,000  Kobe Steel, Ltd.                                        22,863,476
Miscellaneous Materials
     987,000  Nitto Denko Corp.                                       55,763,162
Wholesale & International Trade
   4,860,300  Mitsubishi Corp.                                        96,173,835
   1,085,000  Mitsui & Co., Ltd.                                      13,623,040
                                                                  --------------
 Total Japanese Stocks (Cost $899,211,162)                         1,320,272,331
                                                                  --------------
================================================================================
NETHERLANDS:                                                               3.34%
--------------------------------------------------------------------------------
Banking
   1,200,000  ABN AMRO Holding N.V.                                   28,753,203
Electrical & Electronics
     885,000  Philips Elec (KON)                                      23,607,454
Insurance
   5,052,067  ING Groep N.V.                                         150,593,251
                                                                  --------------
 Total Netherlands Stocks (Cost $184,411,573)                        202,953,908
                                                                  --------------
================================================================================
NORWAY:                                                                    0.94%
--------------------------------------------------------------------------------
Energy Sources
     511,799  Norsk Hydro ASA                                         56,992,959
                                                                  --------------
 Total Norwegian Stocks (Cost $45,632,940)                            56,992,959
                                                                  --------------
================================================================================
SINGAPORE:                                                                 1.09%
--------------------------------------------------------------------------------
Electronic Components & Instruments
   1,097,800  Flextronics International, Ltd. (a)                     14,106,730
Telecommunications
  35,911,720  Singapore Telecommunications,                           52,076,292
              Ltd.
                                                                  --------------
 Total Singapore Stocks (Cost $64,293,806)                            66,183,022
                                                                  --------------


2    Sanford C. Bernstein Fund, Inc. -- 2005 Annual Report

================================================================================
Shares                        Description                           Market Value
================================================================================
SPAIN:                                                                     4.44%
--------------------------------------------------------------------------------
Banking
   4,195,243  Banco Bilbao Vizcaya                                $   73,628,985
              Argentaria S.A.
Broadcasting & Publishing
     806,289  Gestevision Telecinco S.A.                              16,900,598
Electronic Components & Instruments
     413,755  Indra Sistemas S.A.                                      9,085,935
Energy Sources
   2,368,400  Repsol YPF S.A.                                         76,511,801
Textiles & Apparel
   1,010,109  Inditex S.A.                                            29,670,815
Utilities--Electric & Gas
   2,410,000  Endesa S.A.                                             64,517,194
                                                                  --------------
 Total Spanish Stocks (Cost $212,311,821)                            270,315,328
                                                                  --------------
================================================================================
SWEDEN:                                                                    1.30%
--------------------------------------------------------------------------------
Electronic Components & Instruments
   9,604,558  Telefonaktiebolaget LM                                  35,319,378
              Ericsson
Paper & Forest Products
   1,247,000  Svenska Cellulosa AB                                    43,719,173
                                                                  --------------
 Total Swedish Stocks (Cost $73,274,269)                              79,038,551
                                                                  --------------
================================================================================
SWITZERLAND:                                                               8.81%
--------------------------------------------------------------------------------
Banking
   2,849,514  Credit Suisse Group                                    126,431,293
     769,952  UBS AG                                                  65,627,335
Health & Personal Care
     519,000  Alcon, Inc.                                             66,369,720
     196,710  Nobel Biocare Holding AG                                46,373,665
   1,423,043  Novartis AG                                             72,374,919
     623,992  Roche Holding AG                                        86,691,532
      79,778  Synthes, Inc.                                            9,347,118
Textiles & Apparel
   1,577,802  Compagnie Financiere Richemont                          62,684,610
              AG
                                                                  --------------
 Total Swiss Stocks (Cost $425,783,941)                              535,900,192
                                                                  --------------
================================================================================
UNITED KINGDOM:                                                           21.27%
--------------------------------------------------------------------------------
Aerospace & Defense
   6,488,784  BAE Systems plc                                         39,372,395
Banking
   8,550,000  Barclays plc                                            86,361,050
   3,440,000  HBOS plc                                                51,870,209
   3,550,181  Royal Bank of Scotland Group                           100,847,168
              plc
   2,104,215  Standard Chartered plc                                  45,457,933
Beverage & Tobacco
   3,207,700  SABMiller plc                                           62,415,258
================================================================================
Shares/Quantity               Description                           Market Value
================================================================================
Building Materials
   1,430,720  Wolseley plc                                            30,339,640
Construction & Housing
   4,850,000  George Wimpey plc                                       36,651,419
   1,920,000  Persimmon plc                                           29,134,542
Energy Sources
   8,070,921  BP plc                                                  95,303,029
     387,899  Royal Dutch Shell plc (Class B)                         13,396,164
Financial Services
     151,954  Man Group plc                                            4,440,494
Food & Household Products
   8,740,000  J Sainsbury plc                                         43,220,313
   2,487,679  Reckitt Benckiser plc                                   75,876,517
   2,804,100  Tate & Lyle plc                                         22,502,487
  16,398,032  Tesco plc                                               89,628,970
Health & Personal Care
   1,760,000  GlaxoSmithKline plc                                     44,896,043
   1,527,663  Smith & Nephew plc                                      12,835,368
Insurance
   4,827,668  Aviva plc                                               53,054,339
   8,905,370  Friends Provident plc                                   29,392,773
Leisure & Tourism
     684,565  Carnival plc                                            35,566,590
   2,236,073  Enterprise Inns plc                                     33,268,933
   2,640,000  Whitbread plc                                           44,265,016
Machinery & Engineering
     392,467  Smiths Group plc                                         6,642,909
Merchandising
   2,027,032  GUS plc                                                 30,578,788
Metal--Nonferrous
   1,575,933  BHP Billiton plc                                        25,466,342
   2,931,530  Xstrata plc                                             76,088,110
Telecommunications
   5,062,431  O2 plc                                                  14,089,137
  23,217,721  Vodafone Group plc                                      60,405,478
                                                                  --------------
 Total United Kingdom Stocks (Cost $1,034,556,416)                 1,293,367,414
                                                                  --------------
Total Equities (Cost $4,470,786,879)                               6,032,805,750
                                                                  --------------
================================================================================
REPURCHASE AGREEMENT:                                                      0.48%
--------------------------------------------------------------------------------
Repurchase Agreement
$ 29,243,000  State Street Bank & Trust Co.,                          29,243,000
              2.85%, dated 9/30/05, due
              10/3/05 in the amount of
              $29,249,945 (collateralized by
              $22,580,000 U.S. Treasury
              Bond, 7.25%, due 8/15/22,
              value $29,833,825)
                                                                  --------------
Total Repurchase Agreement (Cost $29,243,000)                         29,243,000
                                                                  --------------


 Schedule of Investments -- Tax-Managed International Portfolio                3

================================================================================
INVESTMENT SUMMARY
--------------------------------------------------------------------------------
Total Investments (Cost $4,500,029,879) (c)         99.67%        $6,062,048,750
Cash and Other Assets, Less Liabilities               .33             19,998,489
                                                   -------        --------------
Net Assets                                         100.00%        $6,082,047,239
                                                   =======        ==============

=================================================================================================================
FINANCIAL FUTURES CONTRACTS PURCHASED
-----------------------------------------------------------------------------------------------------------------
                             Number of          Expiration        Original          Value at          Unrealized
Type                         Contracts            Month            Value       September 30, 2005    Appreciation
-----------------------------------------------------------------------------------------------------------------
DJ Euro Stoxx 50                 360           December 2005       $14,580,837      $14,866,396        $285,559
-----------------------------------------------------------------------------------------------------------------

(a)   Non-income-producing security.
(b)   When-issued security.
(c) At September 30, 2005, the cost basis of investment securities for tax purposes was $4,516,965,695. Gross unrealized appreciation of investments was $1,558,578,152 and gross unrealized depreciation of investments was $13,495,097, resulting in net unrealized appreciation of $1,545,083,055 (excluding foreign currency transactions and futures contracts).

      Explanation of abbreviation:
      PFD--Preference Shares

See Notes to Financial Statements.


4    Sanford C. Bernstein Fund, Inc. -- 2005 Annual Report

--------------------------------------------------------------------------------

                         Sanford C. Bernstein Fund, Inc.
                             Schedule of Investments
                             International Portfolio
                               September 30, 2005

--------------------------------------------------------------------------------

================================================================================
Shares                        Description                           Market Value
================================================================================
EQUITIES:                                                                 98.85%
================================================================================
AUSTRALIA:                                                                 2.73%
--------------------------------------------------------------------------------
Banking
     449,059  Westpac Banking Corp.,                             $    7,228,978
              6.50% cv. preferred stock (a)
Building Materials
   1,816,252  Rinker Group, Ltd.                                     23,072,097
Insurance
     946,388  QBE Insurance Group, Ltd. (a)                          13,490,804
Leisure & Tourism
   1,599,922  Aristocrat Leisure, Ltd. (a)                           14,495,224
Merchandising
     775,823  Coles Myer, Ltd. (a)                                    6,078,851
Metal--Steel
   1,741,484  BlueScope Steel, Ltd. (a)                              12,719,209
                                                                 ---------------
 Total Australian Stocks (Cost $57,493,026)                          77,085,163
                                                                 ---------------
================================================================================
BELGIUM:                                                                   0.92%
--------------------------------------------------------------------------------
Food & Household Products
     438,700  Delhaize Group (a)                                     25,996,596
                                                                 ---------------
 Total Belgian Stocks (Cost $20,928,902)                             25,996,596
                                                                 ---------------
================================================================================
CANADA:                                                                    1.85%
--------------------------------------------------------------------------------
Energy Sources
     482,600  Canadian Natural Resources,                            21,794,839
              Ltd.
     422,000  Nexen, Inc.                                            20,128,946
Metal--Nonferrous
     230,000  Teck Cominco, Ltd. (Class B)(a)                        10,317,849
                                                                 ---------------
 Total Canadian Stocks (Cost $31,976,050)                            52,241,634
                                                                 ---------------
================================================================================
FRANCE:                                                                   15.43%
--------------------------------------------------------------------------------
Aerospace & Defense
     575,740  European Aeronautic Defence &                          20,439,082
              Space Co. (a)
Automobiles
     428,900  Renault S.A. (a)                                       40,774,779
Banking
     743,791  BNP Paribas S.A. (a)                                   56,595,813
      98,000  Credit Agricole S.A. (a)                                2,876,817
     283,100  Societe Generale (a)                                   32,344,506
Beverage & Tobacco
      39,164  Pernod Ricard S.A. (a)                                  6,906,664
Construction & Housing
     279,558  Vinci S.A. (a)                                         24,084,443
Data Processing
     593,729  CapGemini S.A. (a)(b)                                  23,195,346
Electrical & Electronics
     400,000  Thomson (a)                                             8,336,110
Energy Sources
     269,931  Total S.A. (a)                                         73,479,581
Food & Household Products
      60,610  Groupe Danone (a)                                       6,563,726
Health & Personal Care
     735,304  Sanofi-Aventis (a)                                     60,895,324
Insurance
     413,000  Assurances Generales de France                         39,573,262
              AGF (a)
Metal--Steel
   1,724,806  Arcelor (a)                                            40,307,755
                                                                 ---------------
 Total French Stocks (Cost $311,607,668)                            436,373,208
                                                                 ---------------
================================================================================
GERMANY:                                                                   4.75%
--------------------------------------------------------------------------------
Automobiles
     460,700  Continental AG (a)                                     37,932,356
Banking
     940,000  Depfa Bank plc                                         15,098,282
Data Processing
      88,245  SAP AG (a)                                             15,271,950
Insurance
     225,600  Muenchener                                             25,777,973
              Rueckversicherungs-Gesellschaft
              AG (a)
Machinery & Engineering
     315,000  MAN AG (a)                                             16,177,665
Utilities--Electric & Gas
     260,800  E.ON AG (a)                                            23,983,348
                                                                 ---------------
 Total German Stocks (Cost $104,899,902)                            134,241,574
                                                                 ---------------
================================================================================
GREECE:                                                                    0.63%
--------------------------------------------------------------------------------
Banking
     247,772  EFG Eurobank Ergasias                                   7,650,919
Leisure & Tourism
     329,105  OPAP S.A.                                              10,225,071
                                                                 ---------------
 Total Greek Stocks (Cost $18,071,177)                               17,875,990
                                                                 ---------------
================================================================================
HONG KONG:                                                                 1.90%
--------------------------------------------------------------------------------
Merchandising
   4,500,500  Esprit Holdings, Ltd.                                  33,657,392
Wholesale & International Trade
   8,624,000  Li & Fung, Ltd. (a)                                    19,975,467
                                                                 ---------------
 Total Hong Kong Stocks (Cost $39,915,436)                           53,632,859
                                                                 ---------------


 Schedule of Investments -- International Portfolio                            5

================================================================================
Shares                        Description                           Market Value
================================================================================
IRELAND:                                                                   2.42%
--------------------------------------------------------------------------------
Banking
   1,002,739  Allied Irish Banks plc                             $   21,367,114
   1,528,570  Anglo Irish Bank Corp. plc                             20,809,134
Construction & Housing
     971,028  CRH plc                                                26,349,066
                                                                 ---------------
Total Irish Stocks (Cost $55,726,590)                                68,525,314
                                                                 ---------------
================================================================================
ITALY:                                                                     3.79%
--------------------------------------------------------------------------------
Energy Sources
   3,114,693  ENI S.p.A. (a)                                         92,391,730
Health & Personal Care
     592,813  Luxottica Group S.p.A. (a)                             14,759,513
                                                                 ---------------
Total Italian Stocks (Cost $70,215,629)                             107,151,243
                                                                 ---------------
================================================================================
JAPAN:                                                                    22.50%
--------------------------------------------------------------------------------
Automobiles
     896,100  Denso Corp. (a)                                        26,095,841
     753,100  Honda Motor Co., Ltd. (a)                              42,814,096
     401,000  Toyota Motor Corp. (a)                                 18,503,266
Banking
       4,515  Mitsubishi UFJ Financial                               59,114,396
              Group, Inc. (a)
       7,948  Sumitomo Mitsui Financial                              75,246,580
              Group, Inc. (a)
Beverage & Tobacco
       1,787  Japan Tobacco, Inc. (a)                                28,216,986
Data Processing
     649,200  Canon, Inc.                                            35,231,309
Electrical & Electronics
   1,765,000  Hitachi, Ltd. (a)                                      11,228,109
     288,100  Hoya Corp. (a)                                          9,609,844
     864,300  Hoya Corp. (b)(c)                                      29,388,636
Electronic Components & Instruments
     117,900  Keyence Corp. (a)                                      29,781,643
Energy Sources
   1,680,000  Nippon Mining Holdings, Inc. (a)                       13,245,463
Financial Services
     191,800  Aeon Credit Service Co., Ltd.                          13,986,918
     191,700  ORIX Corp. (a)                                         34,743,862
     201,300  Promise Co., Ltd. (a)                                  14,987,050
Health & Personal Care
     154,200  Takeda Pharmaceutical Co., Ltd.                         9,231,487
Industrial Components
     772,100  Sumitomo Electric Industries,                          10,454,152
              Ltd. (a)
Machinery & Engineering
   2,750,000  Sumitomo Heavy Industries,                             19,598,649
              Ltd. (a)
Merchandising
      49,200  Shimamura Co., Ltd.                                     5,474,045
     456,000  Takashimaya Co., Ltd.                                   5,823,930
     235,300  Yamada Denki Co., Ltd. (a)                             17,917,277
Metal--Steel
     965,000  JFE Holdings, Inc. (a)                                 31,474,313
   3,030,000  Kobe Steel, Ltd. (a)                                    9,236,844
Miscellaneous Materials
     423,200  Nitto Denko Corp. (a)                                  23,909,797
Wholesale & International Trade
   2,492,200  Mitsubishi Corp. (a)                                   49,314,740
     933,000  Mitsui & Co., Ltd.                                     11,714,559
                                                                 ---------------
Total Japanese Stocks (Cost $456,444,623)                           636,343,792
                                                                 ---------------
================================================================================
NETHERLANDS:                                                               3.50%
--------------------------------------------------------------------------------
Banking
     565,000  ABN AMRO Holding N.V.                                  13,537,966
Electrical & Electronics
     465,000  Philips Elec (KON)                                     12,403,917
Insurance
   2,452,378  ING Groep N.V. (a)                                     73,101,084
                                                                 ---------------
Total Netherlands Stocks (Cost $87,780,129)                          99,042,967
                                                                 ---------------
================================================================================
NORWAY:                                                                    0.81%
--------------------------------------------------------------------------------
Energy Sources
     206,000  Norsk Hydro ASA (a)                                    22,939,767
                                                                 ---------------
Total Norwegian Stocks (Cost $17,278,556)                            22,939,767
                                                                 ---------------
================================================================================
SINGAPORE:                                                                 1.33%
--------------------------------------------------------------------------------
Electronic Components & Instruments
     820,800  Flextronics International, Ltd. (b)                    10,547,280
Telecommunications
  18,670,650  Singapore Telecommunications,                          27,074,677
              Ltd. (a)
                                                                 ---------------
Total Singapore Stocks (Cost $37,654,685)                            37,621,957
                                                                 ---------------
================================================================================
SPAIN:                                                                     3.78%
--------------------------------------------------------------------------------
Banking
   1,957,979  Banco Bilbao Vizcaya                                   34,363,684
              Argentaria S.A. (a)
Electronic Components & Instruments
     336,576  Indra Sistemas S.A. (a)                                 7,391,108
Energy Sources
   1,091,500  Repsol YPF S.A. (a)                                    35,261,202
Textiles & Apparel
         606  Inditex S.A.                                               17,801
Utilities--Electric & Gas
   1,115,000  Endesa S.A. (a)                                        29,849,241
                                                                 ---------------
 Total Spanish Stocks (Cost $83,740,997)                            106,883,036
                                                                 ---------------


6    Sanford C. Bernstein Fund, Inc. -- 2005 Annual Report

================================================================================
Shares                        Description                           Market Value
================================================================================
SWEDEN:                                                                    1.75%
--------------------------------------------------------------------------------
Electronic Components & Instruments
   6,803,638  Telefonaktiebolaget LM Ericsson                    $   25,019,398
Paper & Forest Products
     698,600  Svenska Cellulosa AB (a)                               24,492,554
                                                                 ---------------
Total Swedish Stocks (Cost $45,973,760)                              49,511,952
                                                                 ---------------
================================================================================
SWITZERLAND:                                                               9.75%
--------------------------------------------------------------------------------
Banking
   1,347,273  Credit Suisse Group (a)                                59,777,726
     358,836  UBS AG                                                 30,585,608
Food & Household Products
      27,416  Nestle S.A.                                             8,052,233
Health & Personal Care
     240,800  Alcon, Inc.                                            30,793,504
     119,269  Nobel Biocare Holding AG                               28,117,232
     689,947  Novartis AG                                            35,090,196
     316,637  Roche Holding AG                                       43,990,542
      85,639  Synthes, Inc.                                          10,033,817
Textiles & Apparel
     734,441  Compagnie Financiere Richemont AG                      29,178,660
                                                                 ---------------
Total Swiss Stocks (Cost $225,569,439)                              275,619,518
                                                                 ---------------
================================================================================
UNITED KINGDOM:                                                           21.01%
--------------------------------------------------------------------------------
Aerospace & Defense
   3,475,121  BAE Systems plc                                        21,086,206
Banking
   2,650,000  Barclays plc                                           26,766,875
   1,831,090  HBOS plc                                               27,610,181
   1,096,800  Royal Bank of Scotland Group plc                       31,155,925
   1,423,444  Standard Chartered plc                                 30,751,051
Beverage & Tobacco
   1,931,614  SABMiller plc                                          37,585,244
Broadcasting & Communications
   2,497,054  WPP Group plc                                          25,465,830
Building Materials
     514,072  Wolseley plc                                           10,901,336
Construction & Housing
   1,946,800  George Wimpey plc                                      14,711,955
     898,000  Persimmon plc                                          13,626,468
Data Processing
   1,848,904  Capita Group plc                                       12,302,234
Energy Sources
   3,743,002  BP plc                                                 44,198,107
     372,096  Royal Dutch Shell plc (Class B)                        12,850,404
Financial Services
     294,451  Man Group plc                                           8,604,630
Food & Household Products
   3,950,000  J Sainsbury plc                                        19,533,208
     365,468  Reckitt Benckiser plc                                  11,147,113
   1,297,800  Tate & Lyle plc (a)                                    10,414,653
   4,141,739  Tesco plc (a)                                          22,638,070

================================================================================
Shares/Quantity               Description                           Market Value
================================================================================
Health & Personal Care
     811,400  GlaxoSmithKline plc                                    20,698,096
Insurance
   2,264,529  Aviva plc                                              24,886,361
   3,980,000  Friends Provident plc                                  13,136,258
Leisure & Tourism
   1,095,422  Enterprise Inns plc                                    16,298,001
   1,259,913  Whitbread plc                                          21,125,026
Machinery & Engineering
     471,306  Smiths Group plc                                        7,977,340
Metal--Nonferrous
   1,324,760  BHP Billiton plc                                       21,407,504
     967,850  Xstrata plc (a)                                        25,120,629
Telecommunications
   7,597,508  O2 plc                                                 21,144,453
  15,703,323  Vodafone Group plc                                     40,855,290
                                                                 ---------------
Total United Kingdom Stocks(Cost $496,998,919)                      593,998,448
                                                                 ---------------
Total Equities (Cost $2,162,275,488)                              2,795,085,018
                                                                 ---------------
================================================================================
REPURCHASE AGREEMENT:                                                      0.44%
--------------------------------------------------------------------------------
$12,519,000  State Street Bank & Trust Co.,                          12,519,000
             2.85%, dated 9/30/05, due 10/3/05
             in the amount of $12,521,973
             (collateralized by $9,970,000 U.S.
             Treasury Bond, 6.50%, due
             11/26/05, value $12,769,387)
                                                                 ---------------
Total Repurchase Agreement(Cost $12,519,000)                         12,519,000
                                                                 ---------------
================================================================================
Total Investments Before Security Lending Collateral
                                                                 ---------------
 (Cost $2,174,794,488)                           99.29%           2,807,604,018
                                                                 ---------------
================================================================================
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED:                      26.22%
--------------------------------------------------------------------------------
Repurchase Agreements
 126,000,000  ABN Amro Bank, 3.25%, dated                           126,000,000
              9/30/05, due 10/3/05 in the
              amount of $126,034,125
              (collateralized by
              $130,275,000 U.S. Treasury
              Note, 3.125%, due 10/15/08,
              value $128,439,425)
 126,000,000  Deutsche Bank, 3.35%, dated                           126,000,000
              9/30/05, due 10/3/05 in the
              amount of $126,035,175
              (collateralized by $91,311,000
              U.S. Treasury Bond, 8.125%,
              due 8/15/21, value $128,762,777)


 Schedule of Investments -- International Portfolio                            7

================================================================================
Quantity                      Description                           Market Value
================================================================================
$126,000,000  Greenwich Funding, 3.25%,                          $  126,000,000
              dated 9/30/05, due 10/3/05 in
              the amount of $126,034,125
              (collateralized by $130,200,000
              U.S. Treasury Note, 3.625%,
              due 1/15/10, value $128,388,256)
126,000,000   Morgan Stanley, 3.29%, dated                          126,000,000
              9/30/05, due 10/3/05 in the
              amount of $126,034,545
              (collateralized by
              $103,040,000 U.S. Treasury
              Note, 3.50%, due 1/15/11,
              value $128,525,584)
 126,000,000  The Bear Stearns Cos., Inc.,                          126,000,000
              3.30%, dated 9/30/05, due
              10/3/05 in the amount of
              $126,034,650 (collateralized
              by $107,920,000 U.S. Treasury
              Note, 3.00%, due 7/15/12,
              value $128,428,038)
                                                                 ---------------
 Total Repurchase Agreements (Cost $630,000,000)                    630,000,000
                                                                 ---------------
================================================================================
Time Deposit
$111,426,000  Royal Bank of Canada, 4.00%, 10/1/05               $  111,426,000
                                                                 ---------------
Total Time Deposit (Cost $111,426,000)                              111,426,000
                                                                 ---------------
Total Investment of Cash Collateral for
Securities Loaned (Cost $741,426,000)                               741,426,000
                                                                 ---------------
================================================================================
INVESTMENT SUMMARY
--------------------------------------------------------------------------------
Total Investments
(Cost $2,916,220,488)(d)                    125.51%              $3,549,030,018
Cash and Other Assets,
Less Liabilities                            (25.51)                (721,424,947)
                                            -------              ---------------
Net Assets                                  100.00%              $2,827,605,071
                                            =======              ===============

=================================================================================================================
FINANCIAL FUTURES CONTRACTS PURCHASED
-----------------------------------------------------------------------------------------------------------------
                             Number of          Expiration        Original          Value at          Unrealized
Type                         Contracts            Month            Value       September 30, 2005    Appreciation
-----------------------------------------------------------------------------------------------------------------
DJ Euro Stoxx 50                 333           December 2005       $13,487,274      $13,751,416        $264,142
-----------------------------------------------------------------------------------------------------------------

(a) Represents entire or partial security position out on loan or securities contractually obligated to be loaned at a future date.
(b)   Non-income-producing security.
(c)   When-issued security.
(d) At September 30, 2005, the cost basis of investment securities for tax purposes was $2,925,021,356. Gross unrealized appreciation of investments was $639,765,521 and gross unrealized depreciation of investments was $15,756,859, resulting in net unrealized appreciation of $624,008,662 (excluding foreign currency transactions and futures contracts).

See Notes to Financial Statements.


8    Sanford C. Bernstein Fund, Inc. -- 2005 Annual Report

--------------------------------------------------------------------------------

                         Sanford C. Bernstein Fund, Inc.
                             Schedule of Investments
                           Emerging Markets Portfolio
                               September 30, 2005

--------------------------------------------------------------------------------
Shares                        Description                           Market Value
================================================================================
EQUITIES:                                                                 98.43%
================================================================================
ARGENTINA:                                                                 0.88%
--------------------------------------------------------------------------------
Metal--Steel
           6  Tenaris S.A.                                        $           82
      78,502  Tenaris S.A. (ADR)                                      10,820,716
Real Estate
           7  IRSA Inversiones y                                               9
              Representaciones S.A. (a)
     220,402  IRSA Inversiones y                                       2,655,844
              Representaciones S.A. (GDR)(a)
Utilities--Electric, Gas & Water
   2,296,872  Central Costanera S.A. (Class B)(a)                      3,119,087
                                                                  --------------
 Total Argentine Stocks (Cost $10,053,506)                            16,595,738
                                                                  --------------
================================================================================
BRAZIL:                                                                   16.39%
--------------------------------------------------------------------------------
Automobiles
     185,100  Localiza Rent a Car S.A.                                 1,535,445
Chemicals
   1,640,300  Braskem S.A. (PFD)                                      16,909,020
Energy Sources
       4,500  Petroleo Brasileiro S.A. (ADR)                             286,875
   6,044,800  Petroleo Brasileiro S.A. (PFD)                          96,626,811
Financial Services
   5,459,000  Itausa--Investimentos Itau S.A.                         15,714,636
              (PFD)
     407,500  Unibanco--Uniao de Bancos                               21,434,500
              Brasileiros S.A. (ADR)
Health & Personal Care
      58,500  Natura Cosmeticos S.A.                                   2,334,544
Merchandising
      95,600  Companhia Brasileira de                                  2,759,972
              Distribuicao Grupo Pao de
              Acucar (ADR)
     259,300  Lojas Renner S.A. (a)                                    6,394,718
Metal--Steel
   5,720,690  Companhia Siderurgica Belgo                              3,770,700
              Mineira (PFD)
 234,800,000  Companhia Siderurgica de                                17,055,690
              Tubarao (PFD)
   1,411,540  Gerdau S.A. (ADR)                                       21,074,292
     904,400  Usinas Siderurgicas de Minas                            21,046,704
              Gerais S.A. (PFD)
Miscellaneous Materials
   2,150,000  Caemi Mineracao e Metalurgia                             3,412,698
              S.A. (PFD)
     720,300  Companhia Vale do Rio Doce                              28,026,873
              (ADR)
Paper & Forest Products
      80,700  Aracruz Celulose S.A. (ADR)                              3,274,806
   3,085,000  Klabin S.A. (PFD)                                        6,363,107
   1,114,200  Suzano Bahia Sul Papel e                                 6,269,935
              Celulose S.A. (PFD)
     444,515  Votorantim Celulose e Papel                              5,929,657
              S.A. (PFD)
Real Estate
      11,600  Cyrela Brazil Realty S.A. (GDR)                            955,506
Telecommunications
       6,279  Tele Centro Oeste Celular                                   56,252
              Participacoes S.A.
     192,700  Tele Centro Oeste Celular                                1,745,862
              Participacoes S.A. (ADR)
     260,433  Tele Centro Oeste Celular                                2,430,101
              Participacoes S.A. (PFD)
     240,300  Tim Participacoes S.A. (ADR)                             4,464,774
Transportation--Airlines
      43,100  Gol--Linhas Aereas                                       1,398,595
              Inteligentes S.A. (ADR)
Transportation--Road & Rail
      62,400  All America Latina Logistica                             2,476,191
       7,000  All America Latina Logistica                               272,370
              (GDR)(b)
Utilities--Electric, Gas & Water
  42,672,400  Centrais Eletricas Brasileiras                             822,757
              S.A. (Eletrobras) (PFD)(Class B)
 150,700,000  Companhia de Saneamento Basico                          10,635,223
              do Estado de Sao Paulo
      89,400  CPFL Energia S.A. (ADR)                                  2,847,390
                                                                  --------------
 Total Brazilian Stocks (Cost $159,361,109)                          308,326,004
                                                                  --------------
================================================================================
CHILE:                                                                     0.64%
--------------------------------------------------------------------------------
Banking
     152,500  Banco Santander Chile S.A. (ADR)                         6,690,175
Beverage & Tobacco
      24,200  Compania Cervecerias Unidas                                627,748
              S.A. (ADR)
Forest & Paper
      42,100  Empresas CMPC S.A.                                       1,200,019
Utilities--Electric, Gas & Water
     312,800  Enersis S.A. (ADR)                                       3,578,432
                                                                  --------------
 Total Chilean Stocks (Cost $10,001,412)                              12,096,374
                                                                  --------------


 Schedule of Investments -- Emerging Markets Portfolio                         9

================================================================================
Shares                        Description                           Market Value
================================================================================
CHINA:                                                                     4.86%
--------------------------------------------------------------------------------
Chemicals
  13,608,000  Sinopec Shanghai Petrochemical                      $    4,811,157
              Co., Ltd.
Energy Sources
  58,984,000  China Petroleum & Chemical Corp.                        26,906,554
   9,935,500  China Shenhua Energy Co., Ltd.                          11,655,146
              (Class H)(a)
   8,002,000  CNOOC, Ltd.                                              5,757,993
   3,298,000  PetroChina Co., Ltd.                                     2,757,016
   6,471,200  Yanzhou Coal Mining Co., Ltd.                            5,101,056
Food & Household Products
   8,553,000  China Mengniu Dairy Co., Ltd.                            7,053,537
Insurance
   5,519,000  Ping An Insurance (Group) Co.,                           9,629,682
              Ltd., of China (Class H)
Telecommunications
   2,954,700  China Netcom Group Corp., Ltd.                           5,099,760
  25,838,000  China Telecom Corp., Ltd.                                9,732,263
              (Class H)
Utilities--Electric, Gas & Water
  10,444,000  Huadian Power Development Co.,                           2,937,886
              Ltd.
                                                                  --------------
Total Chinese Stocks (Cost $65,582,462)                               91,442,050
                                                                  --------------
================================================================================
EGYPT:                                                                     0.81%
--------------------------------------------------------------------------------
Construction & Housing
      69,300  Orascom Construction Industries                          5,121,270
              (GDR)(b)
Telecommunications
     142,600  MobiNil                                                  4,982,582
      52,000  Orascom Telecom Holding SAE                              5,091,667
                                                                  --------------
Total Egyptian Stocks (Cost $13,504,655)                              15,195,519
                                                                  --------------
================================================================================
HUNGARY:                                                                   3.23%
--------------------------------------------------------------------------------
Banking
     256,300  OTP Bank Rt.                                            10,076,974
Energy Sources
     458,500  MOL Magyar Olaj-es Gazipari Rt.                         50,717,546
                                                                  --------------
 Total Hungarian Stocks (Cost $21,519,069)                            60,794,520
                                                                  --------------
================================================================================
INDIA:                                                                     5.66%
--------------------------------------------------------------------------------
Automobiles
     346,205  Tata Motors, Ltd.                                        4,220,498
Banking
   2,222,000  Andhra Bank                                              5,256,056
   1,313,100  Bank of India                                            3,657,138
   4,031,000  Canara Bank, Ltd.                                       21,339,351
     269,086  HDFC Bank, Ltd.                                          4,221,328
   1,399,725  Industrial Development Bank of                           3,937,465
              India, Ltd.
     765,000  Oriental Bank of Commerce                                4,750,295
   2,012,000  Punjab National Bank, Ltd.                              20,687,448
Business & Public Services
      54,090  Tata Consultancy Services, Ltd.                          1,824,525
Data Processing
     173,898  Infosys Technologies, Ltd.                               9,991,110
Energy Sources
     671,769  Chennai Petroleum Corp., Ltd.                            4,048,695
     242,765  Hindustan Petroleum Corp., Ltd.                          1,749,911
      77,109  Oil & Natural Gas Corp., Ltd.                            1,861,107
Industrial Components
     117,529  Bharat Heavy Electricals, Ltd.                           3,270,813
Machinery & Engineering
      65,486  Larsen & Toubro, Ltd.                                    2,253,609
Metal--Steel
   1,144,141  Steel Authority of India, Ltd.                           1,694,542
     257,836  Tata Steel, Ltd.                                         2,489,598
Telecommunications
     510,849  Bharti Tele-Ventures, Ltd.                               4,058,327
Transportation--Airlines
     198,321  Jet Airways, Ltd.                                        5,038,224
                                                                  --------------
 Total Indian Stocks (Cost $77,994,822)                              106,350,040
                                                                  --------------
================================================================================
INDONESIA:                                                                 2.17%
--------------------------------------------------------------------------------
Automobiles
   9,211,000  PT Astra International Tbk                               8,745,631
Banking
   8,813,800  PT Bank Central Asia Tbk                                 2,958,994
  50,645,500  PT Bank Mandiri                                          7,143,410
  37,800,200  PT Bank Rakyat Indonesia                                 9,931,917
Multi-Industry
  72,437,500  PT Bumi Resources Tbk                                    6,329,490
Telecommunications
  10,792,500  PT Telekomunikasi Indonesia                              5,619,665
                                                                  --------------
 Total Indonesian Stocks (Cost $33,283,639)                           40,729,107
                                                                  --------------
================================================================================
ISRAEL:                                                                    4.66%
--------------------------------------------------------------------------------
Banking
   9,064,100  Bank Hapoalim, Ltd.                                     35,260,508
  10,840,200  Bank Leumi Le-Israel                                    36,439,187
Electronic Components & Instruments
     115,600  Lipman                                                   2,428,756


10   Sanford C. Bernstein Fund, Inc. -- 2005 Annual Report

================================================================================
Shares                        Description                           Market Value
================================================================================
Health & Personal Care
     401,800  Teva Pharmaceutical Industries,                     $   13,428,156
              Ltd. (ADR)
                                                                  --------------
Total Israeli Stocks (Cost $55,000,743)                               87,556,607
                                                                  --------------
================================================================================
MALAYSIA:                                                                  1.39%
--------------------------------------------------------------------------------
Automobiles
       6,000  Proton Holdings Berhad                                      13,133
   7,480,300  Tan Chong Motor Holdings Berhad                          3,314,434
Broadcasting & Publishing
   2,142,000  Astro All Asia Networks plc                              3,239,427
Chemicals
   4,490,300  Titan Chemicals Corp.                                    1,834,720
Telecommunications
   2,317,500  Telekom Malaysia Berhad                                  6,402,007
Utilities--Electric, Gas & Water
   5,523,000  Malakoff Berhad                                         11,369,221
                                                                  --------------
 Total Malaysian Stocks (Cost $19,467,665)                            26,172,942
                                                                  --------------
================================================================================
MEXICO:                                                                    5.32%
--------------------------------------------------------------------------------
Banking
   1,671,700  Grupo Financiero Banorte S.A.                           14,937,604
              de C.V.
Beverage & Tobacco
      19,900  Coca Cola Femsa, S.A. de C.V.                              531,529
              (ADR)
      63,209  Fomento Economico Mexicano,                              4,419,573
              S.A. de C.V. (ADR)
Broadcasting & Publishing
     122,700  Grupo Televisa S.A. (ADR)                                8,798,817
Building Materials
   3,173,540  Cemex S.A. de C.V.                                      16,591,976
Food & Household Products
   3,930,700  Grupo Minsa S.A. de C.V. (a)(c)                          1,092,572
Merchandising
   1,544,100  Wal-Mart de Mexico S.A. de C.V.                          7,859,020
Miscellaneous Materials
     664,100  Grupo Mexico S.A. de C.V.                                1,308,197
Multi-Industry
   2,418,200  Alfa, S.A. (Class A)                                    14,841,458
Paper & Forest Products
     569,800  Kimberly-Clark de Mexico, S.A.                           2,150,589
              de C.V.
Real Estate
     606,900  Urbi, Desarrollos Urbanos,                               4,514,090
              S.A. de C.V. (a)
Telecommunications
     779,400  America Movil S.A. de C.V. (ADR)                        20,513,808
     119,400  Telefonos de Mexico S.A. de                              2,539,638
              C.V. (ADR)
                                                                  --------------
Total Mexican Stocks (Cost $64,886,742)                              100,098,871
                                                                  --------------
================================================================================
PERU:                                                                      0.04%
--------------------------------------------------------------------------------
Metal--Nonferrous
      22,000  Compania de Minas Buenaventura                             683,100
              S.A.u. (ADR)
                                                                  --------------
Total Peruvian Stocks (Cost $476,304)                                    683,100
                                                                  --------------
================================================================================
PHILIPPINES:                                                               0.79%
--------------------------------------------------------------------------------
Telecommunications
     494,200  Philippine Long Distance                                14,924,185
              Telephone Co.
                                                                  --------------
Total Philippine Stocks (Cost $9,263,826)                             14,924,185
                                                                  --------------
================================================================================
POLAND:                                                                    0.03%
--------------------------------------------------------------------------------
Energy Sources
     416,600  Polish Oil & Gas (a)                                       510,844
                                                                  --------------
 Total Polish Stocks (Cost $387,620)                                     510,844
                                                                  --------------
================================================================================
PORTUGAL:                                                                  0.00%
--------------------------------------------------------------------------------
Banking
           1  Banco Comercial Portugues, S.A.                                  3
                                                                  --------------
Total Portuguese Stocks (Cost $0)                                              3
                                                                  --------------
================================================================================
RUSSIA:                                                                    2.54%
--------------------------------------------------------------------------------
Electronic Components & Instruments
     285,500  Uralsvyazinform (ADR)                                    2,269,725
Energy Sources
     388,500  LUKOIL (ADR)                                            22,463,070
Metal--Nonferrous
      58,800  Mining and Metallurgical Co.                             4,880,400
              Norilsk Nickel (ADR)
Metal --Steel
     125,800  Mechel Steel Group OAO (ADR)                             4,589,184
Telecommunications
     159,000  AO VimpelCom (ADR)(a)                                    7,065,960
     157,800  Mobile TeleSystems (ADR)                                 6,419,304
                                                                  --------------
Total Russian Stocks (Cost $35,284,682)                               47,687,643
                                                                  --------------
================================================================================
SOUTH AFRICA:                                                             11.30%
--------------------------------------------------------------------------------
Banking
   1,493,855  ABSA Group, Ltd.                                        22,009,613
Broadcasting & Publishing
   1,449,456  Naspers, Ltd.                                           23,649,576
Chemicals
     832,888  AECI, Ltd.                                               6,457,333
Construction & Housing
     387,620  Aveng, Ltd.                                              1,020,067
   4,195,914  Murray & Roberts Holdings, Ltd.                         12,893,851
Data Processing
   2,304,600  Dimension Data Holding  plc (a)                          1,538,755


 Schedule of Investments -- Emerging Markets Portfolio                        11

================================================================================
Shares                        Description                           Market Value
================================================================================
Energy Sources
     400,891  Sasol                                               $   15,507,735
Financial Services
   3,462,710  FirstRand, Ltd.                                          9,236,787
Food & Household Products
     113,000  Tiger Brands, Ltd.                                       2,488,032
Health & Personal Care
     575,000  Medi-Clinic Corp., Ltd.                                  1,715,768
   8,081,581  Network Healthcare Holdings,                             8,324,152
              Ltd.
Insurance
     277,404  Liberty Group, Ltd. (a)                                  2,803,806
  18,338,600  Sanlam, Ltd.                                            36,914,808
Merchandising
     641,221  Edgars Consolidated Stores, Ltd.                         3,201,406
     179,647  JD Group, Ltd.                                           2,190,336
     737,935  Massmart Holdings, Ltd.                                  6,260,964
Metal--Nonferrous
     362,031  BHP Billiton plc                                         5,888,325
Metal--Steel
     723,358  Mittal Steel South Africa, Ltd.                          6,443,120
Miscellaneous Materials
   2,522,010  Consol, Ltd. (a)                                         4,762,333
Telecommunications
   1,505,867  MTN Group, Ltd.                                         12,479,632
   1,350,510  Telkom S.A., Ltd.                                       26,768,432
                                                                  --------------
 Total South African Stocks (Cost $122,363,766)                      212,554,831
                                                                  --------------
================================================================================
SOUTH KOREA:                                                              17.36%
--------------------------------------------------------------------------------
Automobiles
     228,650  Hyundai Mobis                                           18,802,911
     754,550  Hyundai Motor Co., Ltd.                                 59,125,275
     224,920  Kumho Tire Co., Inc.                                     3,935,824
Banking
   1,048,000  Industrial Bank of Korea                                13,300,407
     256,140  Industrial Bank of Korea (GDR)                           3,334,943
     609,320  Kookmin Bank                                            36,089,491
   1,029,000  Shinhan Financial                                       35,885,295
Chemicals
   1,300,000  Hanwha Chemical Corp.                                   16,267,226
Construction & Housing
      84,310  Daelim Industrial Co., Ltd.                              5,946,048
     173,000  Hyundai Development Co.                                  5,469,632
Electronic Components & Instruments
      15,700  LG. Philips LCD Co., Ltd.                                  322,792
              (ADR)(a)
      95,668  Samsung Electronic Co., Ltd.                            54,184,612
Energy Sources
     106,800  GS Holdings Corp.                                        2,721,620
      64,400  S-Oil Corp.                                              5,265,890
Merchandising
      13,130  Shinsegae Co., Ltd.                                      4,872,706
Metal--Steel
     361,080  INI Steel Co.                                            9,361,987
     147,500  POSCO                                                   33,344,004
Telecommunications
     199,330  KT Freetel Co., Ltd.                                     5,003,985
Transportation--Shipping
   4,659,000  STX Pan Ocean Co., Ltd.                                  2,725,930
Wholesale & International Trade
     251,020  LG. Philips LCD Co., Ltd. (a)                           10,418,521
                                                                  --------------
 Total South Korean Stocks (Cost $192,665,280)                       326,379,099
                                                                  --------------
================================================================================
TAIWAN:                                                                   12.75%
--------------------------------------------------------------------------------
Banking
   5,136,982  Chinatrust Financial Holding                             4,444,728
              Co., Ltd.
Chemicals
   1,114,300  Formosa Chemicals & Fibre                                1,682,254
              Corp.
Data Processing
     831,600  Foxconn Technology Co., Ltd.                             3,496,056
   1,777,750  Quanta Computer, Inc.                                    2,922,494
Electrical & Electronics
  33,645,720  Compal Electronics, Inc.                                33,327,767
   4,045,898  Gigabyte Technology Co., Ltd.                            3,797,225
   9,785,464  Hon Hai Precision Industry Co.,                         45,757,991
              Ltd.
Electronic Components & Instruments
   4,784,202  Advanced Semiconductor                                   3,250,680
              Engineering, Inc.
     970,824  Chi Mei Optoelectronics Corp.                            1,078,097
  36,100,000  CMC Magnetics Corp. (a)                                 15,014,800
     236,500  MediaTek, Inc.                                           2,239,218
  12,760,000  Ritek Corp.                                              4,596,752
  26,261,981  Taiwan Semiconductor                                    42,303,141
              Manufacturing Co., Ltd.
     775,200  Taiwan Semiconductor                                     6,372,144
              Manufacturing Co., Ltd. (ADR)
  18,055,384  United Microelectronics Corp.                           11,640,809
Insurance
   8,547,000  Cathay Financial Holding Co.,                           15,974,815
              Ltd.
Metal--Steel
  16,867,830  China Steel Corp.                                       15,080,024
     617,379  China Steel Corp. (GDR)                                 11,081,953
Telecommunications
   2,129,000  Chungwha Telecom Co., Ltd.                               3,724,099
  10,470,000  Far EasTone Telecommunications                          11,894,517
              Co., Ltd.
                                                                  --------------
Total Taiwanese Stocks (Cost $216,625,597)                           239,679,564
                                                                  --------------
================================================================================

12   Sanford C. Bernstein Fund, Inc. -- 2005 Annual Report

================================================================================
Shares                        Description                           Market Value
================================================================================
THAILAND:                                                                  3.67%
--------------------------------------------------------------------------------
Banking
  31,746,100  Bank of Ayudhya Public Co.,                         $   10,394,992
              Ltd. (Foreign)
   9,112,600  Siam City Bank Public Co.,                               5,954,606
              Ltd. (Foreign)
   1,084,300  Siam Commercial Bank Public                              1,370,131
              Co., Ltd. (Foreign)
Chemicals
   3,596,500  National Petrochemical Public                           11,128,164
              Co., Ltd. (Foreign)
Energy Sources
   4,911,700  Glow Energy PcL (Foreign)                                2,668,557
   5,052,300  PTT Public Co., Ltd.                                    30,034,382
              (Foreign)(PFD)
   1,070,300  Thai Oil Public Co., Ltd.                                1,955,719
              (Foreign)
Telecommunications
   1,199,200  Advanced Info Service Public                             3,155,405
              Co., Ltd. (Foreign)
Transportation--Shipping
   2,703,700  Regional Container Line Public                           2,317,363
              Co., Ltd. (Foreign)
                                                                  --------------
Total Thaiwanese Stocks (Cost $32,576,957)                            68,979,319
                                                                  --------------
================================================================================
TURKEY:                                                                    3.94%
--------------------------------------------------------------------------------
Appliances & Household Durables
     535,300  Arcelik A.S.                                             3,083,252
Automobiles
   1,883,705  Ford Otomotiv Sanayi A.S.                               13,092,910
Banking
   3,106,702  Akbank T.A.S.                                           20,625,700
   2,712,351  Turkiye Garanti Bankasi A.S.                             8,058,750
   1,426,700  Turkiye Is Bankasi                                       9,894,500
Broadcasting & Publishing
   1,632,306  Dogan Yayin Holdings A.S.                                4,248,645
Energy Sources
     751,550  Tupras-Turkiye Petrol                                   13,276,800
              Rafinerileri A.S.
Miscellaneous Materials
     601,609  Turk Sise ve Cam Fabrikalari                             1,913,580
              A.S.
                                                                  --------------
Total Turkish Stocks (Cost $37,691,697)                               74,194,137
                                                                  --------------
Total Equities (Cost $1,177,991,553)                               1,850,950,497
                                                                  --------------
================================================================================
Quantity                      Description                           Market Value
================================================================================
REPURCHASE AGREEMENT:                                                      0.47%
--------------------------------------------------------------------------------
$  8,885,000  State Street Bank & Trust Co.,                      $    8,885,000
              2.85%, dated 9/30/05, due
              10/3/05 in the amount of
              $8,887,110 (collateralized by
              $7,080,000 U.S. Treasury Bond,
              6.50%, due 11/15/26, value
              $9,067,929)
                                                                  --------------
Total Repurchase Agreement (Cost $8,885,000)                           8,885,000
                                                                  --------------
================================================================================
INVESTMENT SUMMARY
--------------------------------------------------------------------------------
Total Investments ($1,186,876,553) (d)          98.90%            $1,859,835,497
Cash and Other Assets, Less Liabilities          1.10                 20,690,822
                                               -------            --------------
Net Assets (Equivalent to $43.22 per
share based on 43,505,863 shares of
capital stock outstanding)                     100.00%            $1,880,526,319
                                               =======            ==============
--------------------------------------------------------------------------------
(a)   Non-income-producing security.
(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may by resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2005, the aggregate market value of these securities amounted to $5,393,640 or 0.29% of net assets.
(c)   Illiquid security, valued at fair value (see Note 1A).
(d) At September 30, 2005, the cost basis of investment securities for tax purposes was $1,188,168,108. Gross unrealized appreciation of investments was $693,931,359 and gross unrealized depreciation of investments was $22,263,970, resulting in net unrealized appreciation of $671,667,389 (excluding foreign currency transactions).

      Explanation of abbreviations:
      ADR--American Depository Receipts
      GDR--Global Depository Receipts
      PFD--Preference Shares

See Notes to Financial Statements.


Schedule of Investments -- Emerging Markets Portfolio                         13

SCBMFSEMIANNSTOCK0905

Sanford C. Bernstein Fund, Inc.

SEPTEMBER 30, 2005

Schedule of Investments
To the Annual Report
For the Municipal Bond
Portfolios
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Short Duration Diversified Municipal
--------------------------------------------------------------------------------
Short Duration California Municipal
--------------------------------------------------------------------------------
Short Duration New York Municipal
--------------------------------------------------------------------------------
Diversified Municipal
--------------------------------------------------------------------------------
California Municipal
--------------------------------------------------------------------------------
New York Municipal

--------------------------------------------------------------------------------

                         Sanford C. Bernstein Fund, Inc.
             Report of Independent Registered Public Accounting Firm

--------------------------------------------------------------------------------

To the Board of Directors and the Municipal Class Shareholders of
Sanford C. Bernstein Fund, Inc.

In our opinion, the statements of assets and liabilities included in the accompanying Annual Report, including the schedules of investments contained herein, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Short Duration Diversified Municipal Portfolio, Short Duration California Municipal Portfolio, Short Duration New York Municipal Portfolio, Diversified Municipal Portfolio, California Municipal Portfolio, and New York Municipal Portfolio (six of the twelve portfolios constituting Sanford
C. Bernstein Fund, Inc., hereafter referred to as the "Fund") at September 30, 2005, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, except for the financial highlights of the Intermediate Municipal Retail Classes of the Intermediate Municipal Portfolios, which are presented in a separate financial report, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2005, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP


New York, New York
November 22, 2005

--------------------------------------------------------------------------------

                         Sanford C. Bernstein Fund, Inc.
                             Schedule of Investments
                 Short Duration Diversified Municipal Portfolio
                               September 30, 2005

--------------------------------------------------------------------------------

================================================================================
Principal Amount              Description                           Market Value
================================================================================
PREREFUNDED/ESCROWED:                                                     14.07%
--------------------------------------------------------------------------------
$1,000,000  Saint Louis, Missouri,                                  $  1,031,130
              Municipal Finance Corp.,
              Leasehold Revenue,
              Improvement, City Justice
              Center, Series A, AMBAC,
              5.95%, 02/15/2016
              Prerefunded 02/15/2006 @ 102
   1,620,000  Greenville, South Carolina                               1,671,370
              Memorial Auditorium District,
              Public Facilities Corp.,
              Certificates of Participation,
              Local Center Project,
              Series B, AMBAC,
              5.75%, 03/01/2022
              Prerefunded 03/01/2006 @ 102
   4,870,000  Ohio State Building Authority,                           4,982,400
              State Facilities, Adult
              Correctional, Series A, AMBAC,
              5.50%, 04/01/2010
              Prerefunded 04/01/2006 @ 101
   2,955,000  Ohio State Building Authority,                           3,024,620
              State Facilities, Adult
              Correctional, Series A, AMBAC,
              5.60%, 04/01/2011 (a)
              Prerefunded 04/01/2006 @ 101
   2,300,000  Michigan Municipal Bond                                  2,377,165
              Authority Revenue, Pooled
              Project, Series B,
              5.625%, 10/01/2019
              Prerefunded 04/01/2006 @ 102
   7,050,000  Huron Valley School District,                            2,545,755
              Michigan, Capital
              Appreciation, FGIC, Q-SBLF,
              0.00%, 05/01/2020
              Prerefunded 05/01/2006 @ 36.74
   3,680,000  Metropolitan Government,                                 3,796,950
              Nashville & Davidson County,
              Tennessee, Sports Authority,
              Revenue, Public Improvement
              Stadium Project, AMBAC,
              5.875%, 07/01/2021
              Prerefunded 07/01/2006 @ 101
   2,285,000  Phoenix Civic Improvement                                2,335,658
              Corporation, Arizona, Water
              System Revenue, Junior Lien,
              5.90%, 07/01/2013
              Prerefunded 07/01/2006 @ 100
   1,400,000  Clark County, Nevada, Las                                1,445,766
              Vegas Convention & Visitors
              Authority, FSA,
              6.00%, 07/01/2026
              Prerefunded 07/01/2006 @ 101
   2,250,000  Austin Independent School                                2,300,468
              District, Texas,
              PSF-Guaranteed,
              5.625%, 08/01/2010
              Prerefunded 08/01/2006 @ 100
   1,000,000  Menomonee Falls, Wisconsin,                              1,034,220
              Water System Mortgage Revenue,
              FSA,
              5.875%, 12/01/2016
              Prerefunded 12/01/2006 @ 100
   1,000,000  JEA, Florida Electric System                             1,047,100
              Revenue, Series 3-Series A,
              XLCA-ICR,
              5.375%, 10/01/2032
              Prerefunded 10/01/2007 @ 100
   1,120,000  Daytona Beach, Florida, Water                            1,207,158
              & Sewer Revenue,
              6.75%, 11/15/2007
              Escrowed to Maturity
   3,210,000  Hudsonville, Michigan Public                             3,377,915
              Schools, FGIC, Q-SBLF,
              5.15%, 05/01/2022
              Prerefunded 05/01/2008 @ 100
   2,630,000  New Jersey State, Highway                                2,899,391
              Authority, Garden Street
              Parkway General Revenue,
              Refunding, Series Parkway,
              5.625%, 01/01/2030
              Prerefunded 01/01/2010 @ 101
   1,115,000  New Jersey State,                                        1,253,026
              Transportation Trust Fund
              Authority, Transportation
              System, Series C,
              5.50%, 06/15/2021
              Prerefunded 06/15/2013 @ 100                          ------------
Total Prerefunded/Escrowed
(Cost $36,476,492)                                                    36,330,092
                                                                    ------------
================================================================================
INFLATION ADJUSTED:                                                        1.39%
--------------------------------------------------------------------------------
   3,500,000  Delaware Valley Regional                                 3,588,200
              Finance Authority,
              Pennsylvania, Series A, AMBAC,
              5.44%, 07/01/2027 (a)                                 ------------
Total Inflation Adjusted (Cost $3,595,394)                             3,588,200
                                                                    ------------


 Schedule of Investments -- Short Duration Diversified Municipal Portfolios    1

================================================================================
Principal Amount              Description                           Market Value
================================================================================
INSURED:                                                                  22.86%
--------------------------------------------------------------------------------
$  2,000,000  Greater Texoma Utility                                $  2,000,000
              Authority, Texas Contract
              Revenue, City of Sherman
              Project, FSA,
              4.50%, 10/01/2005
   5,945,000  Nebraska Public Power                                    5,979,006
              District, Revenue, Series A,
              MBIA,
              5.25%, 01/01/2006
   1,000,000  New Jersey State, Turnpike                               1,006,380
              Authority Revenue, Unrefunded
              Balance, Series A, MBIA,
              5.50%, 01/01/2006
   1,000,000  Goose Creek Consolidated                                 1,007,720
              Independent School District,
              Texas, Series A, PSF
              Guaranteed,
              5.00%, 02/15/2006
   4,285,000  Tulsa County, Industrial                                 4,341,605
              Authority, Oklahoma, Capital
              Improvements Revenue,
              Series B, FSA,
              5.00%, 05/15/2006
   2,535,000  Chicago, Illinois, Transit                               2,553,404
              Authority Capital Grant
              Receipts, Federal Transit
              Administration, Section 5307,
              Series A, AMBAC,
              4.00%, 06/01/2006
   3,880,000  Tempe Unified High School                                3,940,101
              District No. 213, Arizona,
              Refunding, FSA,
              5.00%, 07/01/2006
   1,145,000  Wisconsin State, Refunding,                              1,178,457
              Series 1, FSA,
              5.00%, 05/01/2007
   1,000,000  Palm Beach County School                                 1,034,990
              Board, Florida, Certificates
              of Participation, Series E,
              AMBAC,
              5.00%, 08/01/2007
   1,000,000  Massachusetts State                                      1,037,530
              Development Finance Agency,
              Resource Recovery Revenue,
              Semass Systems, Series B, AMT,
              MBIA,
              5.25%, 01/01/2008
   1,300,000  Richardson Independent School                            1,324,323
              District, Texas, PSF
              Guaranteed,
              4.00%, 02/15/2008
   1,010,000  Chicago, Illinois,                                       1,012,868
              Transportation Authority
              Revenue, Series B, AMBAC,
              4.25%, 06/01/2008
   5,035,000  Florida State Department of                              5,286,801
              Environmental Protection
              Preservation Revenue, Florida,
              Series A, MBIA,
              5.00%, 07/01/2008
   4,830,000  Pennsylvania State, Second                               5,070,244
              Series, FGIC,
              5.00%, 07/01/2008
   2,345,000  New Jersey Economic                                      2,471,607
              Development Authority Revenue,
              Cigarette Tax, FGIC,
              5.00%, 06/15/2009
   5,950,000  Colorado State Department of                             6,365,131
              Transportation, Revenue
              Anticipation Notes, Series A,
              MBIA,
              5.25%, 06/15/2009
   5,000,000  Massachusetts State,                                     5,437,350
              Refunding, Series A, MBIA,
              5.50%, 02/01/2010
   1,400,000  Alabama State Federal Highway                            1,495,032
              Financial Authority, Grant
              Anticipation, Series A, MBIA,
              5.00%, 03/01/2010
   1,170,000  Essex County Improvement                                 1,177,371
              Authority, New Jersey Revenue,
              Property & Equipment Program,
              MBIA,
              6.50%, 12/01/2012
   5,350,000  Burlington, Kansas, Pollution                            5,334,378
              Control Revenue, Refunding,
              Kansas Gas & Electric Co.
              Project, Series B, MBIA,
              2.65%, 06/01/2031 (b)
                                                                    ------------
Total Insured (Cost $59,281,060)                                      59,054,298
                                                                    ------------
================================================================================
TAX SUPPORTED:                                                            28.57%
--------------------------------------------------------------------------------
State General Obligations: 7.53%
   4,000,000  Hawaii State, Refunding,                                 4,054,280
              Series DH,
              5.00%, 06/01/2006
     250,000  California State,                                          254,278
              5.50%, 06/01/2006
   3,900,000  Maryland State, Refunding,                               3,965,091
              State & Local Facilities Loan,
              First Series B,
              5.00%, 07/15/2006
   2,200,000  California State,                                        2,295,084
              5.00%, 03/01/2008
   4,165,000  Maryland State, State & Local                            4,385,162
              Facilities Loan, First Series,
              5.00%, 08/01/2008
   3,500,000  Maryland State, State & Local                            3,685,010
              Facilities Loan, Second
              Series,
              5.00%, 08/01/2008


2    Sanford C. Bernstein Fund, Inc. -- 2005 Annual Report

================================================================================
Principal Amount              Description                           Market Value
================================================================================
$    760,000  California State,                                     $    810,350
              5.00%, 02/01/2010
                                                                    ------------
Total State General Obligations
(Cost $19,457,308)                                                    19,449,255
                                                                    ------------
Local General Obligations: 5.09%
   3,260,000  Metropolitan Government,                                 3,268,965
              Nashville & Davidson County,
              Tennessee, Refunding, Series B,
              4.00%, 01/01/2006
   3,500,000  Detroit City School District,                            3,540,915
              Michigan, Refunding, Q-SBLF,
              5.05%, 05/01/2006
   2,870,000  Maricopa County, Community                               2,914,255
              College District, Arizona,
              Refunding,
              5.00%, 07/01/2006
   1,000,000  New York City, New York,                                 1,039,930
              Series F,
              5.25%, 08/01/2007
   1,250,000  Dallas County, Texas,                                    1,302,750
              Community College District,
              Maintenance Tax Notes,
              5.00%, 02/15/2008
   1,000,000  Broward County, Florida,                                 1,068,730
              Refunding, Series B,
              5.00%, 01/01/2010
                                                                    ------------
Total Local General Obligations
(Cost $13,194,854)                                                    13,135,545
                                                                    ------------
Tax Lease: 1.32%
   1,125,000  Virginia State Public Building                           1,182,915
              Authority, Public Facilities
              Revenue, Series B,
              5.00%, 08/01/2008
     410,000  Tobacco Settlement Financing                               411,956
              Corp., New York, Series C-1,
              5.50%, 06/01/2010
   1,800,000  Tobacco Settlement Financing                             1,826,028
              Corp., New York, Tobacco
              Asset-Backed Bonds,
              Series A-1,
              5.25%, 06/01/2012
                                                                    ------------
Total Tax Lease (Cost $3,500,416)                                      3,420,899
                                                                    ------------
Special Tax: 14.63%
     765,000  The Quarry Community                                       765,757
              Development District, Florida,
              Special Assessment Bond
              Anticipation Notes,
              5.00%, 11/01/2005
     480,000  North Las Vegas, Special                                   480,451
              Improvement District No. 60,
              Aliante, Nevada,
              3.50%, 12/01/2005
   2,000,000  Chicago, Illinois, Tax                                   2,004,600
              Increment, Allocation
              Subordinated Central Loop
              Redevelopment, Series A,
              6.50%, 12/01/2005
     650,000  West Villages Improvement                                  649,922
              District, Florida, Revenue,
              Bond Anticipation Notes, Unit
              of Development No. 2,
              5.00%, 02/01/2006
      95,000  Capital Region Community                                    95,472
              Development District, Florida,
              Capital Improvement, Series B,
              5.95%, 05/01/2006
   3,275,000  Tulsa County, Industrial                                 3,294,814
              Authority, Oklahoma, Capital
              Improvements Revenue,
              Series B,
              4.00%, 05/15/2006
     750,000  Las Vegas Special Improvement                              754,567
              District No. 607, Nevada,
              Local Improvement Bonds,
              4.00%, 06/01/2006
     425,000  Monterra Community Development                             425,914
              District, Florida, Revenue,
              Bond Anticipation Notes,
              5.00%, 06/01/2006
   4,230,000  Massachusetts Bay                                        4,324,329
              Transportation Authority,
              Sales Tax Revenue, Senior
              Series C,
              6.00%, 07/01/2006
     170,000  Dove Mountain Resort Community                             170,925
              Facilities District, Arizona,
              Assessment Lien,
              6.00%, 12/01/2006
      65,000  Double Branch Community                                     65,336
              Development District, Florida,
              Special Assessment,
              Series B-1,
              5.60%, 05/01/2007
      40,000  Vizcaya Community Development                              40,332
              District, Florida, Special
              Assessment,
              5.90%, 05/01/2007
   1,000,000  New Jersey Economic                                      1,024,090
              Development Authority,
              Revenue, Cigarette Tax,
              5.00%, 06/15/2007
   6,520,000  California Economic Recovery,                            6,749,113
              Series A,
              5.00%, 07/01/2007
     225,000  Henderson Local Improvement                                224,831
              District, No. T-17, Nevada,
              3.60%, 09/01/2007


 Schedule of Investments -- Short Duration Diversified Municipal Portfolios    3

================================================================================
Principal Amount              Description                           Market Value
================================================================================
$    185,000  Reunion East Community                                $    187,577
              Development District, Florida,
              Special Assessment, Series B,
              5.90%, 11/01/2007
     260,000  Villasol Community Development                             262,366
              District, Florida, Special
              Assessment Revenue, Series B,
              5.375%, 05/01/2008
      15,000  Stoneybrook Community                                       15,135
              Development District, Florida,
              Capital Improvement Revenue,
              Series B,
              5.70%, 05/01/2008
      20,000  Narcoossee Community                                        20,246
              Development District, Florida,
              Special Assessment, Series B,
              5.75%, 05/01/2008
      40,000  Waterchase Community                                        40,313
              Development District, Florida,
              Capital Improvement Revenue,
              Series B,
              5.90%, 05/01/2008
   1,120,000  New Jersey Economic                                      1,158,405
              Development Authority,
              Cigarette Tax, Revenue,
              5.00%, 06/15/2008
     500,000  Clark County, Nevada,                                      499,715
              Improvement District,
              Summerlin, No. 151,
              3.75%, 08/01/2008 (c)
     100,000  Murrieta Community Facilities                               99,258
              District, California, Special
              Tax, No. 2003-1-Murrieta
              Springs,
              3.20%, 09/01/2008
     295,000  Heritage Harbour South                                     295,401
              Community Development
              District, Florida, Special
              Assessment Revenue, Capital
              Improvement, Series B,
              5.40%, 11/01/2008
     765,000  Huntington Community                                       764,472
              Development District, Florida,
              Special Assessment, Series B,
              5.00%, 05/01/2009
     445,000  Meadow Pointe III Community                                445,890
              Development District, Florida,
              Capital Improvements Revenue,
              Series B,
              5.00%, 05/01/2009
     405,000  Seven Oaks Community                                       406,219
              Development District II,
              Florida, Special Assessment
              Revenue, Series B,
              5.00%, 05/01/2009
     390,000  Overoaks Community Development                             391,424
              District, Florida, Capital
              Improvement Revenue, Series B,
              5.125%, 05/01/2009
     205,000  Bonita Springs, Florida,                                   207,913
              Vasari Community Development
              District, Capital Improvement
              Revenue, Series B,
              6.20%, 05/01/2009
      15,000  Saddlebrook Community                                       15,418
              Development District,
              Florida, Special Assessment,
              Series B,
              6.25%, 05/01/2009
   2,745,000  California Economic Recovery                             2,924,660
              Bonds, Series A,
              5.00%, 07/01/2009
     640,000  Henderson Local Improvement                                639,520
              District, No. T-17, Nevada,
              4.00%, 09/01/2009
     665,000  Meadow Pointe III Community                                659,195
              Development District, Florida,
              Capital Improvements Revenue,
              Series 2004-1,
              4.80%, 11/01/2009
     675,000  Heritage Isle Community                                    674,028
              Development District, Florida,
              Special Assessment, Series B,
              5.00%, 11/01/2009
     300,000  Paseo Community Development                                298,086
              District, Florida, Capital
              Improvement Revenue, Series B,
              4.875%, 05/01/2010
     150,000  Gateway Services Community                                 152,350
              Development District, Florida,
              Special Assessment, Sun City
              Center, Fort Myers Project,
              Series B,
              5.50%, 05/01/2010
     235,000  Harbor Bay Community                                       241,813
              Development District, Florida,
              Capital Improvement Revenue,
              Series B,
              6.35%, 05/01/2010
     195,000  Dupree Lakes Community                                     195,355
              Development District, Florida,
              Capital Improvement Revenue,
              5.00%, 11/01/2010
     635,000  Hammock Bay Community                                      635,959
              Development District, Florida,
              Special Assessment Revenue,
              Series B,
              5.375%, 05/01/2011
      85,000  Henderson Local Improvement                                 85,100
              Districts, No. T-16, Nevada,
              4.75%, 03/01/2013


4    Sanford C. Bernstein Fund, Inc. -- 2005 Annual Report

================================================================================
Principal Amount              Description                           Market Value
================================================================================
$    245,000  Parkway Center Community                              $    254,599
              Development District, Florida,
              Special Assessment, Refunding,
              Series B,
              5.625%, 05/01/2014
     425,000  Pingree Grove, Illinois,                                   428,226
              Special Service Area No. 1,
              Special Tax, Cambridge Lakes
              Project, Series 05-1,
              5.25%, 03/01/2015
   2,000,000  New York City Transitional                               2,195,260
              Finance Authority, New York,
              Revenue, Future Tax Secured,
              Series A,
              5.50%, 11/01/2026 (b)
   1,050,000  New York City Transitional                               1,133,706
              Finance Authority, New York,
              Tax Secured Refunding,
              Series B,
              5.25%, 02/01/2029 (b)
   1,400,000  Bridgeville, Delaware, Special                           1,405,628
              Obligation, Heritage Shores,
              Special Development District,
              Series B,
              5.125%, 07/01/2035                                    ------------
Total Special Tax (Cost $37,808,880)                                  37,803,690
                                                                    ------------
Total Tax Supported (Cost $73,961,458)                                73,809,389
                                                                    ------------
================================================================================
REVENUE:                                                                  11.88%
--------------------------------------------------------------------------------
Education--Other: 0.13%
     325,000  Philadelphia, Pennsylvania,                                322,403
              Authority for Industrial
              Development, Leadership
              Learning Partners Charter
              School, Series A,
              4.60%, 07/01/2015                                     ------------
Total Education--Other (Cost $325,000)                                   322,403
                                                                    ------------
Electric Revenue: 5.29%
   1,665,000  South Carolina State, Public                             1,673,708
              Service Authority Revenue,
              Series D,
              5.00%, 01/01/2006
   3,745,000  California Department of Water                           3,800,426
              Resources, Power Supply
              Revenue, Series A,
              5.50%, 05/01/2006
   7,950,000  San Antonio, Texas, Electric &                           8,177,768
              Gas, Refunding,
              5.25%, 02/01/2007                                     ------------
Total Electric Revenue
(Cost $13,739,874)                                                    13,651,902
                                                                    ------------
Health Care Revenue: 4.43%
   4,960,000  Indiana Health Facility                                  5,100,318
              Financing Authority Revenue,
              Ascension Health Subordinated
              Credit, Series A,
              5.00%, 05/01/2007
     385,000  Connecticut State Health &                                 388,954
              Educational Facilities
              Authority Revenue, Hospital
              for Special Care, Series B,
              5.125%, 07/01/2007
     430,000  Allegheny County Hospital                                  514,289
              Development Authority,
              Pennsylvania, Revenue, West
              Pennsylvania Health System,
              Series B,
              9.25%, 11/15/2022
   5,400,000  Jacksonville, Florida,                                   5,445,954
              Economic Development
              Commission, Healthcare
              Facilities Revenue, Series B,
              4.00%, 09/01/2023 (b)                                 ------------
Total Health Care Revenue (Cost $11,552,498)                          11,449,515
                                                                    ------------
Higher Education Revenue: 0.46%
   1,175,000  Texas A & M University,                                  1,187,408
              Revenue, Financing System,
              4.65%, 05/15/2006                                     ------------
Total Higher Education Revenue (Cost $1,188,652)                       1,187,408
                                                                    ------------
Water/Sewer Revenue: 0.29%
     125,000  Todd Creek Farms, Metropolitan                             122,968
              District No. 1, Colorado,
              Water Revenue, Refunding &
              Improvement,
              4.75%, 12/01/2009
     630,000  Guam Government, Waterworks                                626,944
              Authority, Certificates of
              Participation,
              5.18%, 07/01/2015                                     ------------
Total Water/Sewer Revenue(Cost $753,757)                                  49,912
                                                                    ------------
Miscellaneous Revenue: 0.55%
   1,000,000  Kansas State, Department of                              1,018,250
              Transportation, Highway
              Revenue, Refunding, Series A,
              5.00%, 09/01/2006
     370,000  Broad Street Community                                     409,361
              Development Authority,
              Virginia, Revenue,
              7.125%, 06/01/2015                                    ------------
Total Miscellaneous Revenue(Cost $1,390,625)                           1,427,611
                                                                    ------------


 Schedule of Investments -- Short Duration Diversified Municipal Portfolios    5

================================================================================
Principal Amount              Description                           Market Value
================================================================================
Industrial Development/Pollution Control Revenue:                          0.73%
$  1,005,000  Richland County, South                                $  1,015,311
              Carolina, Environmental
              Improvement Revenue,
              International Paper Co.
              Projects, Series A,
              4.25%, 10/01/2007
     300,000  Midland County Economic                                    313,572
              Development Corp., Michigan,
              Pollution Control Revenue,
              Series A, AMT,
              6.875%, 07/23/2009
     570,000  New York State Environmental                               568,136
              Facilities Corp., Solid Waste
              Disposal Revenue, Waste
              Management Project, Series A,
              2.90%, 05/01/2012
                                                                    ------------
Total Industrial Development/Pollution
Control Revenue (Cost $1,893,443)                                      1,897,019
                                                                    ------------
Total Revenue (Cost $30,843,849)                                      30,685,770
                                                                    ------------
================================================================================
ASSET-BACKED SECURITIES:                                                   4.86%
--------------------------------------------------------------------------------
Housing: 4.86%
   1,520,000  Rhode Island Housing &                                   1,492,473
              Mortgage Finance Corp.,
              Homeownership Opportunity
              Notes, Series 46-B,
              2.25%, 03/15/2007
   2,525,000  Maine Housing Authority,                                 2,525,000
              General Housing Revenue, Draw
              Down Series A,
              3.45%, 01/01/2010 (b)
     375,000  Georgia State Housing &                                    379,987
              Finance Authority Revenue,
              Single-Family Mortgage,
              Subseries C3,
              4.875%, 12/01/2015
   1,405,000  Munimae Trust, Series 2001-6,                            1,415,341
              Class A,
              4.80%, 01/14/2026
     645,000  Colorado Housing & Finance                                 653,707
              Authority, Single-Family,
              Series A-2, AMT,
              7.25%, 05/01/2027
   4,875,000  Minnesota State Housing                                  4,802,704
              Finance Agency, Residential
              Housing, Series L-2,
              2.35%, 01/01/2031
   1,215,000  District of Columbia Housing                             1,279,322
              Finance Agency, Mortgage
              Revenue, Single-Family,
              Series A, AMT,
              6.85%, 06/01/2031
                                                                    ------------
Total Housing (Cost $12,603,066)                                      12,548,534
                                                                    ------------
Total Asset-Backed Securities
(Cost $12,603,066)                                                    12,548,534
                                                                    ------------
================================================================================
TAX EXEMPT VARIABLE-RATE DEMAND NOTES/SHORT-TERM NOTES:                   15.97%
--------------------------------------------------------------------------------
   6,745,000  Temple University of The                                 6,787,291
              Commonwealth System of Higher
              Education, Pennsylvania,
              University Funding Obligation,
              4.00%, 04/28/2006 (d)
   4,780,000  New Jersey State, Tax Revenue,                           4,815,515
              Anticipation Notes, Series A,
              4.00%, 06/23/2006
   1,365,000  New Orleans, Louisiana,                                  1,351,473
              Sewerage Service, Bond
              Anticipation Notes,
              3.00%, 07/26/2006
  17,620,000  Texas State, Tax & Revenue                              17,855,051
              Anticipation Notes,
              4.50%, 08/31/2006
   3,000,000  Jackson County, Mississippi,                             3,000,000
              Port Facility, Revenue
              Refunding, Chevron USA Inc.
              Project,
              2.80%, 06/01/2023 (e)
   2,900,000  Berkeley County, South                                   2,900,000
              Carolina, Exempt Facility
              Industrial Revenue, Amoco
              Chemical Co. Project,
              2.93%, 04/01/2028 (e)
   1,000,000  Connecticut State Health &                               1,000,000
              Educational Facilities
              Authority, Yale University,
              Series T-1,
              2.80%, 07/01/2029 (e)
   3,000,000  Valdez, Alaska, Marine                                   3,000,000
              Terminal, BP Pipelines
              Project, Series B,
              2.83%, 07/01/2037 (e)
     550,000  Loudoun County, Virginia,                                  550,000
              Industrial Development
              Authority, Howard Hughes
              Medical, Series A,
              2.82%, 02/15/2038 (e)
                                                                    ------------
Total Tax Exempt Variable-Rate Demand
Notes/Short-Term Notes (Cost $41,210,809)                             41,259,330
                                                                    ------------


6    Sanford C. Bernstein Fund, Inc. -- 2005 Annual Report

================================================================================
INVESTMENT SUMMARY
--------------------------------------------------------------------------------
Total Investments (Cost $257,972,128) (f)             99.60%        $257,275,613
Cash and Other Assets, Less Liabilities                 .40            1,024,355
                                                    --------        ------------
Net Assets (Equivalent to $12.51 per
share based on 20,655,698 shares
of capital stock outstanding)                        100.00%        $258,299,968
                                                     ======         ============

================================================================================
INTEREST RATE SWAP CONTRACTS
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                                                                      Unrealized
   Notional                                        Rate                                              Appreciation/
    Amount          Description                  Received          Rate Paid     Termination Date   (Depreciation)
------------------------------------------------------------------------------------------------------------------
$ 11,900,000        Merrill Lynch Interest       85.10% of         Variable*       02/03/2006         $ 26,903
                    Rate Swap                 1 month LIBOR+

  11,900,000        Goldman Sachs Interest       Variable*         76.48% of       02/03/2006          (10,096)
                    Rate Swap                                   1 month LIBOR+

   2,500,000        JP Morgan Interest            2.988%           Variable*       04/05/2007           (6,860)
                    Rate Swap

   2,300,000        Citigroup Interest            2.962%           Variable*       06/22/2007          (12,336)
                    Rate Swap

   1,500,000        Citibank Interest         3 month LIBOR+        4.350%         11/01/2011           16,280
                    Rate Swap

* Variable interest based on the BMA (Bond Market Association) Municipal Swap Index, which fluctuates weekly.
+     Interest based on LIBOR (London Interbank Offered Rate).

=============================================================================================
CREDIT DEFAULT SWAP CONTRACT
---------------------------------------------------------------------------------------------
Swap Counterparty &                Notional       Interest                        Unrealized
Referenced Obligation               Amount          Rate     Termination Date    Appreciation
---------------------------------------------------------------------------------------------
Buy Contract:
Merrill Lynch                      $500,000        0.150%      06/20/2010           $1,440
Commonwealth of Puerto Rico,                                                        ======
5.00%, 07/01/2018

=================================================================================================================
FINANCIAL FUTURES CONTRACT SOLD
-----------------------------------------------------------------------------------------------------------------
                             Number of          Expiration        Original          Value at          Unrealized
Type                         Contracts            Month            Value       September 30, 2005    Appreciation
-----------------------------------------------------------------------------------------------------------------
Interest Rate Swap               7             December 2005       $781,813         $765,625           $16,188
10 Yr Futures                                                                                          =======

--------------------------------------------------------------------------------
(a) Represents entire or partial position segregated as collateral for open future contracts.
(b)   Variable rate coupon, rate shown as of September 30, 2005.
(c)   When-issued security.
(d) Represents entire or partial position segregated as collateral for interest rate swaps.
(e) Represents entire or partial position segregated as collateral for when issued and delayed delivery securities.
(f) At September 30, 2005, the cost basis of investment securities for tax purposes was $257,972,128. Gross unrealized appreciation of investments was $491,541 and gross unrealized depreciation of investments was $1,188,056, resulting in net unrealized depreciation of $696,515 (excluding swap and futures transactions).

--------------------------------------------------------------------------------
Explanation of abbreviations:

AMBAC--American Municipal Bond Assurance Corporation
AMT--Subject to Alternative Minimum Tax
FGIC--Financial Guaranty Insurance Company
FSA--Financial Security Assurance, Inc.
ICR--Issuer Credit Rating
MBIA--Municipal Bond Investors Assurance Corporation
PSF Guaranteed--(Texas) Permanent Schools Funds
Q-SBLF--Qualified School Bond Loan Fund
XLCA--XL Capital Assurance, Inc.


 Schedule of Investments -- Short Duration Diversified Municipal Portfolios    7

================================================================================
Allocation of Portfolio Net Assets at September 30, 2005:

Alabama                                    0.58%
Alaska                                     1.16
Arizona                                    3.62
California                                 6.56
Colorado                                   2.76
Connecticut                                0.54
Delaware                                   0.54
Florida                                    9.02
Georgia                                    0.15
Hawaii                                     1.57
Illinois                                   2.32
Indiana                                    1.97
Kansas                                     3.01
Louisiana                                  0.52
Maine                                      0.98
Maryland                                   4.66
Massachusetts                              4.18
Michigan                                   4.71
Minnesota                                  1.86
Mississippi                                1.16
Missouri                                   0.40
Nebraska                                   2.31
Nevada                                     1.60
New Jersey                                 6.12
New York                                   2.78
Ohio                                       3.10
Oklahoma                                   2.96
Pennsylvania                               6.30
Rhode Island                               0.58
South Carolina                             2.81
Tennessee                                  2.74
Texas                                     13.61
Virginia                                   0.83
Wisconsin                                  0.86
Guam                                       0.24
District of Columbia                       0.49
Cash and Other Assets, Less Liabilities    0.40
                                         -------
Total                                    100.00%
                                         =======

See Notes to Financial Statements.

--------------------------------------------------------------------------------
                        Sanford C. Bernstein Fund, Inc.
                             Schedule of Investments
                  Short Duration California Municipal Portfolio
                               September 30, 2005
--------------------------------------------------------------------------------
Principal Amount              Description                           Market Value
================================================================================
PREREFUNDED/ESCROWED:                                                     15.28%
--------------------------------------------------------------------------------
$  2,000,000  California State Public Works                         $  2,054,220
              Board, Lease Revenue,
              Department of Corrections,
              Series A, AMBAC,
              5.75%, 01/01/2012
              Prerefunded 01/01/2006 @ 102 (a)
   5,000,000  Golden State Tobacco                                     5,339,000
              Securitization Corp.,
              California, Tobbaco Settlement
              Revenue, Series B,
              5.75%, 06/01/2021
              Prerefunded 06/01/2008 @ 100
   1,000,000  Foothill/Eastern Corridor                                1,175,450
              Agency, California, Toll Road
              Revenue, Convertible Capital
              Appreciation, Sr. Lien, Series A,
              7.15%, 01/01/2013
              Prerefunded 01/01/2010 @ 102
     810,000  New Jersey State,                                          910,270
              Transportation Trust Fund
              Authority, Transportation
              Systems, Series C,
              5.50%, 06/15/2021
              Prerefunded 06/15/2013 @ 100                          ------------
Total Prerefunded/Escrowed
(Cost $9,620,048)                                                      9,478,940
                                                                    ------------
================================================================================
INSURED:                                                                  34.30%
--------------------------------------------------------------------------------
   1,070,000  San Francisco City & County                              1,082,776
              Airport Commission,
              California, International
              Airport, Refunding, 2nd
              Series-27A, MBIA,
              5.50%, 05/01/2006
   1,725,000  California Statewide                                     1,747,632
              Communities Development
              Authority Revenue, Vehicle
              License Fee Program, Series
              B-1, FSA,
              4.00%, 11/15/2006 (a)
   2,315,000  Los Angeles, California,                                 2,346,576
              Certificates of Participation,
              MBIA,
              4.00%, 12/01/2006
   1,295,000  California Department of Water                           1,344,249
              Resources, Power Supply
              Revenue, Series A, MBIA,
              5.25%, 05/01/2007


8    Sanford C. Bernstein Fund, Inc. -- 2005 Annual Report

================================================================================
Principal Amount              Description                           Market Value
================================================================================
$  1,155,000  Long Beach, California, Harbor                        $  1,186,254
              Revenue, Refunding, Series A,
              MBIA, AMT,
              5.00%, 05/15/2007 (b)
   2,630,000  East Bay Municipal Utility                               2,680,207
              District, California, Water
              System Revenue, Refunding,
              FSA,
              4.00%, 06/01/2007
   1,000,000  Orange County Public Financing                           1,018,150
              Authority, California, Lease
              Revenue, Refunding, MBIA,
              4.00%, 07/01/2007
   1,015,000  Sacramento Area Flood Control                            1,057,305
              Agency, California, Capital
              Assessment District No.
              2-North Area, AMBAC,
              5.00%, 10/01/2007
   2,930,000  Los Angeles Unified School                               2,958,421
              District, California,
              Certificates of Participation,
              Multiple Properties Project,
              Series C, FSA,
              4.00%, 10/01/2025
   1,500,000  Puerto Rico Commonwealth,                                1,575,825
              Refunding, Public Improvement,
              Series C, MBIA,
              5.00%, 07/01/2028
   1,450,000  Burlington, Kansas, Pollution                            1,445,766
              Control Revenue, Refunding,
              Kansas Gas & Electric Co.
              Project, Series B, MBIA,
              2.65%, 06/01/2031(c)
   1,280,000  Fullerton Redevelopment                                  1,313,421
              Agency, California,
              Certificates of Participation,
              Southern California Optometry,
              RADIAN,
              5.00%, 04/01/2034
   1,500,000  Santa Clara Valley                                       1,517,190
              Transportation Authority,
              California, Sales Tax Revenue,
              Measure A, AMBAC,
              4.00%, 04/01/2036
                                                                    ------------
Total Insured (Cost $21,393,932)                                      21,273,772
                                                                    ------------
================================================================================
TAX SUPPORTED:                                                            20.93%
--------------------------------------------------------------------------------
State General Obligations: 7.88%
   2,055,000  California State,                                        2,070,885
              4.75%, 03/01/2006
   1,020,000  California State,                                        1,037,452
              5.50%, 06/01/2006
     150,000  California State,                                          156,483
              5.00%, 03/01/2008
     320,000  California State, Veterans                                 363,485
              Bonds, Series AN &,
              9.00%, 04/01/2008
   1,065,000  California State,                                        1,124,949
              5.00%, 03/01/2009
     125,000  California State,                                          130,511
              5.00%, 11/01/2022
                                                                    ------------
Total State General Obligations
(Cost $4,895,197)                                                      4,883,765
                                                                    ------------
================================================================================
Special Tax: 13.05%
     215,000  The Quarry Community                                       215,213
              Development District, Florida,
              Special Assessment, Bond
              Anticipation Notes,
              5.00%, 11/01/2005
     190,000  North Las Vegas, Special                                   190,179
              Improvement District No. 60,
              Aliante, Nevada,
              3.50%, 12/01/2005
     255,000  Las Vegas Special Improvement                              256,553
              District No. 607, Nevada,
              Local Improvement Bonds,
              4.00%, 06/01/2006
   1,000,000  Santa Clara County Financing                             1,009,170
              Authority Special Obligation,
              California, Measure B
              Transportation Improvement
              Program,
              4.00%, 08/01/2006
   1,800,000  California Economic Recovery                             1,863,252
              Bonds, Series A,
              5.00%, 07/01/2007
     100,000  Fishhawk Community Development                             100,371
              District No. 2, Florida,
              Special Assessment Revenue,
              Series B,
              5.00%, 11/01/2007
      95,000  Meadow Pointe III Community                                 95,737
              Development District, Florida,
              Capital Improvement Revenue,
              Series B,
              5.25%, 11/01/2007
     125,000  Vizcaya Community Development                              125,933
              District, Florida, Special
              Assessment, Series B,
              5.40%, 11/01/2007
   1,000,000  California Economic Recovery                             1,043,830
              Bonds, Series A,
              5.00%, 01/01/2008
      90,000  Village Community Development                               90,518
              District No. 5, Florida,
              Special Assessment Revenue,
              Series B,
              5.00%, 05/01/2008


  Schedule of Investments -- Short Duration California Municipal Portfolios    9

================================================================================
Principal Amount              Description                           Market Value
================================================================================
$    100,000  Villasol Community Development                        $    100,910
              District, Florida, Special
              Assessment Revenue, Series B,
              5.375%, 05/01/2008
   1,000,000  California Economic Recovery                             1,051,900
              Bonds, Series A,
              5.00%, 07/01/2008
     200,000  Murrieta Community Facilities                              198,516
              District No. 2003-1-Murrieta
              Springs, California, Special Tax,
              3.20%, 09/01/2008
     220,000  Huntington Community                                       219,848
              Development District, Florida,
              Special Assessment, Series B,
              5.00%, 05/01/2009
     170,000  Seven Oaks Community                                       170,512
              Development District II,
              Florida, Special Assessment
              Revenue, Series B,
              5.00%, 05/01/2009
     180,000  Upland Community Redevelopment                             180,410
              Agency, California, Tax
              Allocation Notes, Magnolia
              Redevelopment Project,
              3.90%, 11/01/2009
     195,000  Heritage Isles Community                                   194,719
              Development District, Florida,
              Special Assessment, Series B,
              5.00%, 11/01/2009
     110,000  Live Oak Community Development                             110,236
              District No. 002, Florida,
              Special Assessment, Series B,
              5.00%, 11/01/2009
     100,000  Gateway Services Community                                 101,567
              Development District, Florida,
              Special Assessment, Sun City
              Center, Fort Myers Project,
              Series B,
              5.50%, 05/01/2010
     200,000  Meadow Woods Community                                     200,354
              Development District, Florida,
              Special Assessment, Series B,
              5.25%, 05/01/2011
     175,000  Hammock Bay Community                                      175,264
              Development District, Florida,
              Special Assessment Revenue,
              Series B,
              5.375%, 05/01/2011
     400,000  Bridgeville, Delaware, Special                             401,608
              Obligation, Heritage Shores
              Special Development District,
              Series B,
              5.125%, 07/01/2035                                    ------------
Total Special Tax (Cost $8,141,995)                                    8,096,600
                                                                    ------------
Total Tax Supported (Cost $13,037,192)                                12,980,365
                                                                    ------------
================================================================================
REVENUE:                                                                  11.99%
--------------------------------------------------------------------------------
Electric Revenue: 2.08%
   1,270,000  California Department of Water                           1,288,796
              Resources, Power Supply
              Revenue, Series A,
              5.50%, 05/01/2006
                                                                    ------------
Total Electric Revenue (Cost $1,288,618)                               1,288,796
                                                                    ------------
Health Care Revenue: 1.95%
     510,000  California Statewide                                       523,030
              Communities Development
              Authority Revenue, Daughters
              of Charity Health, Series F,
              5.00%, 07/01/2007
     695,000  California Statewide                                       689,503
              Communities Development
              Authority Revenue, Kaiser
              Permanente, Series A,
              2.55%, 08/01/2031 (c)                                 ------------
Total Health Care Revenue
(Cost $1,221,410)                                                      1,212,533
                                                                    ------------
Water/Sewer Revenue: 0.27%
     170,000  Guam Waterworks Authority,                                 169,176
              Certificates of Participation,
              5.18%, 07/01/2015
                                                                    ------------
Total Water/Sewer Revenue(Cost $170,000)                                 169,176
                                                                    ------------
Miscellaneous Revenue: 4.88%
   2,845,000  Los Angeles County Public                                2,882,810
              Works Financing Authority,
              California, Revenue, Capital
              Loan Receivable Notes,
              Series A,
              4.00%, 12/01/2006
     130,000  Broad Street Community                                     143,829
              Development Authority,
              Virginia, Revenue,
              7.125%, 06/01/2015                                    ------------
Total Miscellaneous Revenue
(Cost $3,031,647)                                                      3,026,639
                                                                    ------------
Industrial Development/Pollution Control
Revenue: 2.81%
     785,000  California Pollution Control                               780,455
              Financing Authority, Pollution
              Control Revenue, Southern
              California Edison, Series C,
              2.00%, 03/01/2008 (c)
     380,000  Louisa Industrial Development                              392,160
              Authority, Virginia, Pollution
              Control Revenue, Virginia
              Electric & Power Co.,
              5.25%, 12/01/2008 (c)


10    Sanford C. Bernstein Fund, Inc. -- 2005 Annual Report

================================================================================
Principal Amount              Description                           Market Value
================================================================================
$    320,000  Franklin, Wisconsin Solid                             $    320,256
              Waste Disposal Revenue,
              Waste Management,
              3.625%, 04/01/2016
     250,000  California Pollution Control                               249,722
              Financing Authority, Solid
              Waste Disposal Revenue,
              Republic Services Inc., Project,
              2.85%, 12/01/2033 (c)                                 ------------
Total Industrial Development/Pollution Control Revenue
(Cost $1,739,007)                                                      1,742,593
                                                                    ------------
Total Revenue (Cost $7,450,682)                                        7,439,737
================================================================================
ASSET-BACKED SECURITIES:                                                   0.63%
--------------------------------------------------------------------------------
Housing: 0.63%
     380,000  California Rural Home Mortgage       390,074
              Finance Authority,
              Single-Family Mortgage
              Revenue, Mortgage-Backed
              Securities Program, Series A,
              GNMA/FNMA,
              6.55%, 06/01/2030 (c)                                 ------------
Total Housing (Cost $398,429)                                            390,074
                                                                    ------------
Total Asset-Backed Securities
(Cost $398,429)                                                          390,074
                                                                    ------------
================================================================================
TAX EXEMPT VARIABLE-RATE DEMAND NOTES/SHORT-TERM NOTES:                   15.59%
--------------------------------------------------------------------------------
   2,100,000  JP Morgan Chase Bank, National                           2,100,000
              Association, Enhancement
              Custodian, Commercial Paper
              Notes,
              2.85%, 01/30/2006 (d)
   2,800,000  San Diego Unified School                                 2,826,376
              District, California, Tax &
              Revenue Anticipation Notes,
              Series A,
              4.00%, 07/24/2006
     320,000  New Orleans, Louisiana, Sewage                             316,829
              Service Revenue, Bond
              Anticipation Notes,
              3.00%, 07/26/2006
     700,000  California State Department of                             700,000
              Water Resources, Power Supply
              Revenue, Series B-1,
              2.76%, 05/01/2022 (d)
     600,000  California Statewide                                       600,000
              Communities Development
              Authority Certificates of
              Participation, Tax Exempt,
              ACA,
              4.10%, 05/15/2029
     300,000  Los Angeles Department of                                  300,000
              Water & Power, California,
              Revenue, Series B-3,
              2.81%, 07/01/2034 (d)
   2,825,000  Sacramento County Sanitation                             2,825,000
              District Financing Authority,
              California, Revenue, Regional
              County, Series B-4,
              2.95%, 12/01/2039                                     ------------
Total Tax Exempt Variable-Rate Demand
Notes/Short-Term Notes (Cost $9,658,465)                               9,668,205
                                                                    ------------
================================================================================
INVESTMENT SUMMARY
--------------------------------------------------------------------------------
Total Investments(Cost $61,558,748) (e)               98.72%        $ 61,231,093
Cash and Other Assets, Less Liabilities                1.28              793,489
                                                     -------        ------------
Net Assets (Equivalent to $12.47 per
share based on 4,973,154 shares of
capital stock outstanding)                           100.00%        $ 62,024,582
                                                     =======        ============


  Schedule of Investments -- Short Duration California Municipal Portfolios   11

INTEREST RATE SWAP CONTRACTS

------------------------------------------------------------------------------------------------------------------
                                                                                                      Unrealized
   Notional                                        Rate                                              Appreciation/
    Amount          Description                  Received          Rate Paid     Termination Date   (Depreciation)
------------------------------------------------------------------------------------------------------------------
$  4,000,000        Goldman Sachs Interest       Variable*        76.48% of        02/03/2006         $ (3,394)
                    Rate Swap                                   1 month LIBOR+

   4,000,000        Merrill Lynch Interest       85.10% of         Variable*       02/03/2006            9,039
                    Rate Swap                 1 Month LIBOR+

     600,000        JP Morgan Interest            2.988%           Variable*       04/05/2007           (1,647)
                    Rate Swap

     700,000        Citigroup Interest            2.962%           Variable*       06/22/2007           (3,754)
                    Rate Swap

* Variable interest based on the BMA (Bond Market Association) Municipal Swap Index, which fluctuates weekly.
+     Interest based on LIBOR (London Interbank Offered Rate).

===========================================================================================================
CREDIT DEFAULT SWAP CONTRACT
-----------------------------------------------------------------------------------------------------------
Swap Counterparty &                       Notional          Interest                           Unrealized
Referenced Obligation                      Amount             Rate       Termination Date     Appreciation
-----------------------------------------------------------------------------------------------------------
Buy Contract:
Merrill Lynch                             $300,000            0.15%         06/20/2010             $864
Commonwealth of Puerto Rico,                                                                       ====
5.00%, 07/01/2018

=================================================================================================================
FINANCIAL FUTURES CONTRACT SOLD
-----------------------------------------------------------------------------------------------------------------
                             Number of          Expiration        Original          Value at          Unrealized
Type                         Contracts            Month            Value       September 30, 2005    Appreciation
-----------------------------------------------------------------------------------------------------------------
Interest Rate Swap               5             December 2005       $558,438         $546,875           $11,563
10 Yr Futures                                                                                          =======

* Variable interest based on the BMA (Bond Market Association) Municipal Swap Index, which fluctuates weekly.
+     Interest based on LIBOR (London Interbank Offered Rate).

--------------------------------------------------------------------------------
(a) Represents entire or partial position segregated as collateral for interest rate swaps.
(b) Represents entire or partial position segregated as collateral for open futures contracts.
(c)   Variable rate coupon, rate shown as of September 30, 2005.
(d) Represents entire or partial position segregated as collateral for when issued and delayed delivery securities.
(e) At September 30, 2005, the cost basis of investment securities for tax purposes was $61,558,748. Gross unrealized appreciation of investments was $65,381 and gross unrealized depreciation of investments was $393,036, resulting in net unrealized depreciation of $327,655 (excluding swap and futures transactions).

Explanation of abbreviations:

ACA--American Capital Access
AMT--Subject to Alternative Minimum Tax
AMBAC--American Municipal Bond Assurance Corporation
FNMA--Federal National Mortgage Association
FSA--Financial Security Assurance, Inc.
GNMA --Government National Mortgage Association
MBIA--Municipal Bond Investors Assurance Corporation
RADIAN--Radian Group, Inc.

--------------------------------------------------------------------------------
Allocation of Portfolio Net Assets at September 30, 2005:

California                                        82.39%
Delaware                                           0.65
Florida                                            3.07
Kansas                                             2.33
Louisiana                                          0.51
Nevada                                             0.72
New Jersey                                         1.47
Virginia                                           0.86
Wisconsin                                          0.52
Guam                                               0.27
Puerto Rico                                        2.54
Commercial Paper                                   3.39
Cash and Other Assets, Less Liabilities            1.28
                                                 -------
Total                                            100.00%
                                                 =======

See Notes to Financial Statements.


12    Sanford C. Bernstein Fund, Inc. -- 2005 Annual Report

--------------------------------------------------------------------------------

                         Sanford C. Bernstein Fund, Inc.
                             Schedule of Investments
                   Short Duration New York Municipal Portfolio
                               September 30, 2005

--------------------------------------------------------------------------------
Principal Amount              Description                           Market Value
================================================================================
PREREFUNDED/ESCROWED:                                                     18.45%
--------------------------------------------------------------------------------
$  1,670,000  New York City, New York,                              $  1,710,631
              Series F, FSA,
              5.75%, 02/01/2015
              Prerefunded 02/01/2006 @ 101.5
   1,610,000  New York City, New York,                                 1,649,171
              Series F, XLCA,
              5.75%, 02/01/2019
              Prerefunded 02/01/2006 @ 101.5
   6,665,000  New York City Municipal Water                            6,862,484
              Finance Authority, Water &
              Sewer System Revenue,
              Series B, MBIA,
              5.75%, 06/15/2026
              Prerefunded 06/15/2006 @ 101
   1,265,000  Municipal Assistance Corp.,                              1,287,074
              New York City, Series O,
              5.25%, 07/01/2006
              Economically Defeased to Maturity
   1,800,000  Municipal Assistance Corp.,                              1,841,202
              New York City, Series E,
              6.00%, 07/01/2006
              Economically Defeased to Maturity
   1,000,000  Municipal Assistance Corp.,                              1,022,890
              New York City, Series G,
              6.00%, 07/01/2006
              Economically Defeased to Maturity
   1,000,000  Municipal Assistance Corp.,                              1,024,710
              New York City, Series I,
              6.25%, 07/01/2006
              Economically Defeased to Maturity
   1,000,000  New York City Transitional                               1,017,390
              Finance Authority, Fiscal
              2003, Series C,
              5.00%, 08/01/2006
              Economically Defeased to Maturity (a)
   2,000,000  Municipal Assistance Corp.,                              2,078,360
              New York City, Series O,
              5.25%, 07/01/2007
              Economically Defeased to Maturity
   1,200,000  Municipal Assistance Corp.,                              1,262,604
              New York City, Series P,
              5.00%, 07/01/2008
              Economically Defeased to Maturity
   1,390,000  New York State Urban                                     1,553,242
              Development Corp.,
              Correctional Facilities
              Service Contract, Series D, FSA,
              5.75%, 01/01/2015
              Prerefunded 01/01/2011 @ 100
     585,000  New York State Environmental                               657,850
              Facilities Corp., State Water
              Revolving Fund, New York City
              Municipal Water Refunding,
              Series A,
              5.75%, 06/15/2011
              Escrowed to Maturity
     655,000  New Jersey State,                                          736,083
              Transportation Trust Fund
              Authority, Transportation
              Systems, Series C,
              5.50%, 06/15/2021
              Prerefunded 06/15/2013 @ 100                          ------------
Total Prerefunded/Escrowed
(Cost $22,634,788)                                                    22,703,691
                                                                    ------------
================================================================================
INSURED:                                                                  25.53%
--------------------------------------------------------------------------------
   1,000,000  New York State Urban                                     1,006,250
              Development Corp.,
              Correctional Facilities,
              Series A, AMBAC-TCRS,
              5.40%, 01/01/2006
   1,080,000  Suffolk County, Industry                                 1,083,726
              Development Agency, New York,
              Southwest Sewer System,
              Revenue, XLCA,
              4.00%, 02/01/2006
   2,860,000  New York City, New York,                                 2,909,049
              Series D, MBIA,
              5.00%, 08/01/2006
   4,065,000  Port Authority of New York &                             4,128,333
              New Jersey, Consolidated
              139th, FGIC,
              4.50%, 10/01/2006
   1,000,000  Long Island Power Authority,                             1,023,080
              New York, Electric Systems
              Revenue, Series B, XLCA,
              5.00%, 12/01/2006
   1,220,000  New York City, New York,                                 1,311,732
              Series B, AMBAC,
              7.25%, 08/15/2007
   1,000,000  New York State Thruway                                   1,062,360
              Authority, Service Contract
              Revenue, Series A-2, MBIA,
              5.375%, 04/01/2009
   1,810,000  New York City Industrial                                 1,781,800
              Development Agency, Civic
              Facility Revenue, Series A-1,
              ACA,
              3.05%, 07/01/2009
   3,030,000  Nassau County, New York,                                 3,470,017
              Series F, FSA,
              7.00%, 03/01/2010


    Schedule of Investments -- Short Duration New York Municipal Portfolios   13

================================================================================
Principal Amount              Description                           Market Value
================================================================================
$    500,000  New York State Thruway                                $    541,020
              Authority, Highway & Bridge
              Trust Fund, Series 2002C, MBIA,
              5.25%, 04/01/2010
   1,260,000  MTA, New York Transit                                    1,370,237
              Authority, Certificates of
              Participation, Series A,
              AMBAC,
              5.625%, 01/01/2013
   1,830,000  MTA, New York, Series A, FGIC,                           2,016,386
              5.25%, 11/15/2022
   4,350,000  Puerto Rico Commonwealth,                                4,569,892
              Refunding, Public Improvement,
              Series C, MBIA,
              5.00%, 07/01/2028
   2,850,000  Burlington, Kansas, Pollution                            2,841,678
              Control Revenue, Refunding,
              Kansas Gas & Electric Co.
              Project, Series B, MBIA,
              2.65%, 06/01/2031
   2,325,000  New York State Energy Research                           2,308,818
              & Development Authority,
              Pollution Control Revenue, ARS
              Electric & Gas Project,
              Series C, MBIA,
              3.245%, 04/01/2034                                    ------------
Total Insured (Cost $31,337,937)                                      31,424,378
                                                                    ------------
================================================================================
TAX SUPPORTED:                                                            21.90%
--------------------------------------------------------------------------------
Local General Obligation: 4.63%
     500,000  Schenectady, New York, Bond                                499,735
              Anticipation Notes, Renewal,
              5.25%, 05/26/2006
   1,000,000  New York City, New York,                                 1,008,840
              Series C,
              4.00%, 08/01/2006
   1,610,000  New York City, New York,                                 1,637,209
              Series G,
              5.00%, 08/01/2006
   2,400,000  New York City, New York,                                 2,556,168
              Series I,
              5.00%, 08/01/2010                                     ------------
Total Local General Obligation
(Cost $5,739,407)                                                      5,701,952
                                                                    ------------
Tax Lease: 4.73%
   3,600,000  New York State Housing Finance                           3,658,860
              Agency Revenue, Health
              Facilities, New York City,
              Series A,
              6.00%, 05/01/2006
   1,060,000  New York State Dormitory                                 1,087,740
              Authority, Mental Health,
              Series F-1,
              5.00%, 02/15/2007
   1,000,000  New York State Dormitory                                 1,069,800
              Authority, Westchester County,
              Court Facilities, AMBAC
              Surety,
              5.25%, 08/01/2013                                     ------------
Total Tax Lease (Cost $5,789,927)                                      5,816,400
                                                                    ------------
Special Tax: 12.54%
   3,355,000  New York City Transitional                               3,358,120
              Finance Authority, Future Tax
              Secured, Subseries D-1,
              4.00%, 11/01/2005 (b)
     350,000  The Quarry Community                                       350,347
              Development District, Florida,
              Special Assessment, Bond
              Anticipation Notes,
              5.00%, 11/01/2005
     285,000  North Las Vegas, Local                                     285,268
              Improvement, Special District
              No. 60, Nevada,
              3.50%, 12/01/2005
     300,000  West Villages Improvement                                  299,964
              District, Florida, Bond
              Anticipation Notes, Unit of
              Development, Series 2,
              5.00%, 02/01/2006
     420,000  Las Vegas Special Improvement                              422,558
              District No. 607, Nevada,
              Local Improvement Bonds,
              4.00%, 06/01/2006
     175,000  Monterra Community Development                             175,376
              District, Florida, Bond
              Anticipation Notes,
              5.00%, 06/01/2006
     100,000  Fishhawk Community Development                             100,371
              District No. 2, Florida,
              Special Assessment Revenue,
              Series B,
              5.00%, 11/01/2007
   4,600,000  New York City Transitional                               4,784,322
              Finance Authority, Future Tax
              Secured, Series A-1,
              5.00%, 11/01/2007
     145,000  Meadow Pointe III Community                                146,125
              Development District, Florida,
              Capital Improvement, Series B,
              5.25%, 11/01/2007
     185,000  Vizcaya Community Development                              186,380
              District, Florida, Special
              Assessment, Series B,
              5.40%, 11/01/2007
     135,000  Village Community Development                              135,778
              District No. 5, Florida,
              Special Assessment Revenue,
              Series B,
              5.00%, 05/01/2008


14    Sanford C. Bernstein Fund, Inc. -- 2005 Annual Report

================================================================================
Principal Amount              Description                           Market Value
================================================================================
$    155,000  Villasol Community Development                        $    156,410
              District, Florida, Special
              Assessment Revenue, Series B,
              5.375%, 05/01/2008
     285,000  Huntington Community                                       284,803
              Development District, Florida,
              Special Assessment, Series B,
              5.00%, 05/01/2009
     150,000  Seven Oaks Community                                       150,452
              Development District II,
              Florida, Special Assessment
              Revenue, Series B,
              5.00%, 05/01/2009
     305,000  Overoaks Community Development                             306,113
              District, Florida, Capital
              Improvement Revenue, Series B,
              5.125%, 05/01/2009
     340,000  Heritage Isles Community                                   339,510
              Development District, Florida,
              Special Assessment, Series B,
              5.00%, 11/01/2009
     375,000  Fishhawk Community Development                             376,620
              District No. 2, Florida,
              Special Assessment Revenue,
              Series B,
              5.125%, 11/01/2009
     615,000  Paseo Community Development                                611,077
              District, Florida, Series B,
              4.875%, 05/01/2010
     145,000  Gateway Services Community                                 147,272
              Development District, Florida,
              Special, Sun City Center Fort
              Meyers, Project B,
              5.50%, 05/01/2010
     110,000  Dupree Lakes Community                                     110,200
              Development District, Florida,
              5.00%, 11/01/2010
     290,000  Hammock Bay Community                                      290,438
              Development District, Florida,
              Special Assessment Revenue,
              Series B,
              5.375%, 05/01/2011
      40,000  Henderson Local Improvement                                 40,047
              Districts No. T-16, Nevada,
              4.75%, 03/01/2013
     305,000  Parkway Center Community                                   316,950
              Development District, Florida
              Special Assessment, Refunding,
              Series B,
              5.625%, 05/01/2014
     250,000  Pingree Grove, Illinois,                                   251,898
              Special Service Area No. 1,
              Special Tax, Cambridge Lakes
              Project, Series 05-1,
              5.25%, 03/01/2015
   1,000,000  New York City Transitional                               1,097,630
              Finance Authority, Future Tax
              Secured, Refunding, Series A,
              5.50%, 11/01/2026
     700,000  Bridgeville, Delaware,                                     702,814
              Heritage Shores Special
              Development District,
              Series B,
              5.125%, 07/01/2035                                    ------------
Total Special Tax (Cost $15,386,333)                                  15,426,843
                                                                    ------------
Total Tax Supported (Cost $26,915,667)                                26,945,195
                                                                    ------------
================================================================================
REVENUE:                                                                  11.17%
--------------------------------------------------------------------------------
Electric Revenue: 3.50%
   1,325,000  California Department of Water                           1,344,610
              Resources, Power Supply
              Revenue, Series A,
              5.50%, 05/01/2006
   2,885,000  New York State Power                                     2,963,241
              Authority, Revenue & General
              Purpose, Series A,
              5.00%, 02/15/2007                                     ------------
Total Electric Revenue (Cost $4,313,371)                               4,307,851
                                                                    ------------
Health Care Revenue: 0.58%
     700,000  New York State Dormitory                                   710,500
              Authority Revenue, Mt. Sinai,
              New York University Health,
              Series C,
              5.00%, 07/01/2011                                     ------------
Total Health Care Revenue (Cost $710,703)                                710,500
                                                                    ------------
Toll/Transit Revenue: 4.53%
   2,100,000  New York State Thruway                                   2,099,958
              Authority, General Revenue,
              Bond Anticipation Notes,
              Series A,
              2.25%, 10/06/2005
   3,475,000  MTA, New York, Revenue,                                  3,475,973
              Series B,
              3.00%, 11/15/2005                                     ------------
Total Toll/Transit Revenue
(Cost $5,579,586)                                                      5,575,931
                                                                    ------------
Water/Sewer Revenue: 0.39%
      55,000  New York State Environmental                                55,210
              Facilities Corp., Pollution
              Control Revenue, Series 1990C,
              7.20%, 03/15/2011
      90,000  New York State Environmental                               101,010
              Facilities Corp., New York
              City Municipal Water Finance
              Authority, Refunding, Series A,
              5.75%, 06/15/2011


    Schedule of Investments -- Short Duration New York Municipal Portfolios   15

================================================================================
Principal Amount              Description                           Market Value
================================================================================
$    325,000  Guam Government, Waterworks                           $    323,424
              Authority, Certificates of
              Participation,
              5.18%, 07/01/2015                                     ------------
Total Water/Sewer Revenue (Cost $480,953)                                479,644
                                                                    ------------
Miscellaneous Revenue: 0.67%
     600,000  Dutchess County, New York,                                 599,850
              Resource Recovery Agency,
              Solid Waste Systems, Bond
              Anticipation Notes,
              3.65%, 12/28/2007
     200,000  Broad Street Community                                     221,276
              Development Authority,
              Virginia,
              7.125%, 06/01/2015                                    ------------
Total Miscellaneous Revenue (Cost $800,000)                              821,126
                                                                    ------------
Industrial Development/Pollution Control
Revenue: 1.50%
     295,000  Louisa Industrial Development                              304,440
              Authority, Virginia, Pollution
              Control Revenue, Virginia
              Electric & Power Co.,
              5.25%, 12/01/2008
     935,000  New York State Environmental                               931,942
              Facilities Corp., Solid Waste
              Disposal Revenue, Waste
              Management Project, Series A,
              2.90%, 05/01/2012
     620,000  Farmington, New Mexico,                                    615,586
              Pollution Control Revenue,
              Public Service, San Juan
              Project, Series B,
              2.10%, 04/01/2033                                     ------------
Total Industrial Development/Pollution
Control Revenue (Cost $1,852,941)                                      1,851,968
                                                                    ------------
Total Revenue (Cost $13,737,554)                                      13,747,020
                                                                    ------------
================================================================================
ASSET-BACKED SECURITIES:                                                   0.11%
--------------------------------------------------------------------------------
Housing: 0.11%
     135,000  East Rochester Housing                                     135,106
              Authority, New York, Revenue,
              Refunding, GNMA, North Park
              Nursing Home,
              3.70%, 10/20/2006                                     ------------
Total Housing (Cost $135,000)                                            135,106
                                                                    ------------
Total Asset-Backed Securities (Cost $135,000)                            135,106
                                                                    ------------
================================================================================
TAX EXEMPT VARIABLE-RATE DEMAND
NOTES/SHORT-TERM NOTES:                                                   21.78%
--------------------------------------------------------------------------------
$  3,900,000  JP Morgan Chase Bank, National                        $  3,900,000
              Association Enhancement
              Custodian, Commercial Paper
              Notes,
              2.85%, 01/30/2006 (c)
   3,415,000  Oceanside, Union Free School                             3,439,246
              District, New York, Tax
              Anticipation Notes,
              4.00%, 06/22/2006
   5,000,000  Northport-East Northport,                                5,038,500
              Union Free School District,
              New York, Tax Anticipation
              Notes,
              4.00%, 06/30/2006
   5,000,000  Erie County, New York, Revenue                           5,024,500
              Anticipation Notes,
              3.75%, 07/13/2006
     645,000  New Orleans, Louisiana, Sewage                             638,608
              Service Revenue, Bond
              Aniticipation Notes,
              3.00%, 07/26/2006
   4,425,000  Binghamton, New York, Bond                               4,466,551
              Anticipation Notes,
              4.00%, 09/22/2006
   2,100,000  New York City Municipal Water                            2,100,000
              Finance Authority, Water &
              Sewer System Revenue, Series
              C, FGIC,
              2.80%, 06/15/2022 (c)
   2,200,000  New York City Transitional                               2,200,000
              Finance Authority, New York
              City Recovery, Series 3,
              Subseries 3B,
              2.95%, 11/01/2022 (c)                                 ------------
Total Tax Exempt Variable-Rate Demand
Notes/Short-Term Notes (Cost $26,809,846)                             26,807,405
                                                                    ------------
================================================================================
INVESTMENT SUMMARY
--------------------------------------------------------------------------------
Total Investments
(Cost $121,570,792) (d)                               98.94%        $121,762,795
Cash and Other Assets, Less Liabilities                1.06            1,295,021
                                                     -------        ------------
Net Assets (Equivalent to $12.39 per
share based on 9,934,353 shares of
capital stock outstanding)                           100.00%        $123,057,816
                                                     =======        ============


16    Sanford C. Bernstein Fund, Inc. -- 2005 Annual Report

INTEREST RATE SWAP CONTRACTS

------------------------------------------------------------------------------------------------------------------
                                                                                                      Unrealized
   Notional                                        Rate                                              Appreciation/
    Amount          Description                  Received          Rate Paid     Termination Date   (Depreciation)
------------------------------------------------------------------------------------------------------------------
$  6,400,000        Goldman Sachs Interest       Variable*        76.48% of        02/03/2006         $ (5,430)
                    Rate Swap                                   1 month LIBOR+

   6,400,000        Merrill Lynch Interest       85.10% of         Variable*       02/03/2006           14,469
                    Rate Swap                 1 Month LIBOR+

   1,200,000        JP Morgan Interest            2.988%           Variable*       04/05/2007           (3,293)
                    Rate Swap

   1,300,000        Citigroup Interest            2.962%           Variable*       06/22/2007           (6,972)
                    Rate Swap

     750,000        Citibank Interest         3 month LIBOR+         4.35%         11/01/2011            8,140
                    Rate Swap

* Variable interest based on the BMA (Bond Market Association) Municipal Swap Index, which fluctuates weekly.
+     Interest based on LIBOR (London Interbank Offered Rate).

=============================================================================================
CREDIT DEFAULT SWAP CONTRACT
---------------------------------------------------------------------------------------------
Swap Counterparty &                Notional       Interest                        Unrealized
Referenced Obligation               Amount          Rate     Termination Date    Appreciation
---------------------------------------------------------------------------------------------
Buy Contract:
Merrill Lynch                      $600,000        0.15%       06/20/2010           $1,728
Commonwealth of Puerto Rico,                                                        ======
5.00%, 07/01/2018

=================================================================================================================
FINANCIAL FUTURES CONTRACT SOLD
-----------------------------------------------------------------------------------------------------------------
                             Number of          Expiration        Original          Value at          Unrealized
Type                         Contracts            Month            Value       September 30, 2005    Appreciation
-----------------------------------------------------------------------------------------------------------------
Interest Rate Swap             4               December 2005       $446,750         $437,500            $9,250
10 Yr Futures                                                                                           ======

--------------------------------------------------------------------------------
(a) Represents entire or partial position segregated as collateral for open futures contracts.
(b) Represents entire or partial position segregated as collateral for interest rate swap
(c) Represents entire or partial position segregated as collateral for when issued and delayed delivery securities.
(d) At September 30, 2005, the cost basis of investment securities for tax purposes was $121,570,792. Gross unrealized appreciation of investments was $496,971 and gross unrealized depreciation of investments was $304,968, resulting in net unrealized appreciation of $192,003 (excluding swap and futures transactions).

--------------------------------------------------------------------------------
Explanation of abbreviations:

ACA--American Capital Access
AMBAC--American Municipal Bond Assurance Corporation
AMBAC--TCRS-AMBAC Transferable Custody Receipts
FGIC--Financial Guaranty Insurance Company
FSA--Financial Security Assurance, Inc.
GNMA--Government National Mortgage Association
MBIA--Municipal Bond Investors Assurance Corporation
MTA--Metropolitan Transportation Authority
XLCA--XL Capital Assurance, Inc.

--------------------------------------------------------------------------------

Allocation of Portfolio Net Assets at September 30, 2005:

California                                       1.09%
Delaware                                         0.57
Florida                                          3.64
Illinois                                         0.21
Kansas                                           2.31
Louisiana                                        0.52
Nevada                                           0.61
New Jersey                                       0.60
New Mexico                                       0.50
New York                                        81.32
Virginia                                         0.43
Guam                                             0.26
Puerto Rico                                      3.71
Commercial Paper                                 3.17
Cash and Other Assets, Less Liabilities          1.06
                                               ------
Total                                          100.00%
                                               ======

See Notes to Financial Statements.


    Schedule of Investments -- Short Duration New York Municipal Portfolios   17

--------------------------------------------------------------------------------

                        Sanford C. Bernstein Fund, Inc.
                             Schedule of Investments
                         Diversified Municipal Portfolio
                               September 30, 2005

--------------------------------------------------------------------------------
Principal Amount              Description                           Market Value
================================================================================
PREREFUNDED/ESCROWED:                                                      6.37%
--------------------------------------------------------------------------------
$  1,205,000  Chicago, Illinois, Series A,                        $    1,209,880
              AMBAC,
              4.50%, 01/01/2006
              Escrowed to Maturity
   1,190,000  Roanoke, Virginia,                                       1,222,011
              5.00%, 02/01/2011
              Prerefunded 02/01/2006 @ 102 (a)
   1,400,000  Travis County, Texas,                                    1,412,502
              5.00%, 03/01/2015
              Prerefunded 03/01/2006 @ 100
   1,340,000  Virginia Polytechnic                                     1,387,088
              Institute, State University,
              Revenue, Series A,
              5.25%, 06/01/2008
              Prerefunded 06/01/2006 @ 102
   1,875,000  Metropolitan Government,                                 1,934,588
              Nashville & Davidson County,
              Tennessee, Sports Authority,
              Revenue, Public Improvement,
              Stadium Project, AMBAC,
              5.875%, 07/01/2021
              Prerefunded 07/01/2006 @ 101
   3,495,000  Connecticut State Resource                               3,658,881
              Recovery Authority,
              Mid-Connecticut System,
              Series A, MBIA,
              5.375%, 11/15/2009
              Prerefunded 11/15/2006 @ 102
   4,775,000  Chicago, Illinois, Emergency                             4,925,938
              Telephone System, FGIC,
              5.50%, 01/01/2007
              Escrowed to Maturity
   4,250,000  Chicago, Illinois, O'Hare                                4,402,107
              International Airport,
              Revenue, General Airport,
              Second Lien, Series A, AMBAC,
              6.00%, 01/01/2007
              Escrowed to Maturity
   1,780,000  Jefferson County, Alabama,                               1,834,788
              Sewer Revenue, Refunding
              Warrants, Series A, FGIC,
              5.375%, 02/01/2027
              Prerefunded 02/01/2007 @ 100
   2,030,000  MTA, New York, Commuter                                  2,135,154
              Facilities Revenue,
              Series C-2, FGIC,
              6.00%, 07/01/2007
              Escrowed to Maturity
   1,000,000  Illinois Educational                                     1,043,750
              Facilities Authority, Revenue,
              Loyola University, Chicago,
              Series A,
              7.00%, 07/01/2007
              Escrowed to Maturity
   1,000,000  Cook County, Illinois, MBIA,                             1,017,740
              7.25%, 11/01/2007
              Escrowed to Maturity
      10,000  Connecticut State,                                          10,503
              5.50%, 12/01/2007
              Escrowed to Maturity
   1,435,000  Cypress-Fairbanks Independent                            1,523,568
              School District, Texas,
              Refunding & School House, PSF
              Guaranteed,
              5.75%, 02/15/2008
              Escrowed to Maturity
   1,265,000  Intermountain Power Agency,                              1,378,761
              Utah, Power Supply Revenue,
              Series A, AMBAC,
              6.50%, 07/01/2008
              Escrowed to Maturity
   2,785,000  Massachusetts State,                                     2,967,111
              Consolidated Loan, Series C,
              5.25%, 08/01/2011
              Prerefunded 08/01/2008 @ 101
   1,555,000  Washoe County School District,                          1,655,671
              Nevada, FGIC,
              5.25%, 06/01/2014
              Prerefunded 12/01/2008 @ 100
   8,625,000  Jefferson County, Alabama,                               9,168,202
              Sewer Revenue, Capital
              Improvement Warrants,
              Series A, FGIC,
              5.00%, 02/01/2033
              Prerefunded 02/01/2009 @ 101 (b)
   1,060,000  Jefferson County, Alabama,                               1,130,893
              Sewer Revenue, Capital
              Improvement Warrants,
              Series A, FGIC,
              5.125%, 02/01/2039
              Prerefunded 02/01/2009 @ 101
   3,165,000  Jefferson County, Alabama,                               3,416,997
              Sewer Revenue, Capital
              Improvement Warrants,
              Series A, FGIC,
              5.375%, 02/01/2036
              Prerefunded 02/01/2009 @ 101
   4,290,000  Jefferson County, Alabama,                               4,681,934
              Sewer Revenue, Series A,
              5.75%, 02/01/2038
              Prerefunded 02/01/2009 @ 101
     105,000  Hawaii State, Series CN, FGIC,                             114,695
              6.00%, 03/01/2009
              Escrowed to Maturity


18    Sanford C. Bernstein Fund, Inc. -- 2005 Annual Report

================================================================================
Principal Amount              Description                           Market Value
================================================================================
$    175,000  District of Columbia,                               $      189,277
              Series B, FSA,
              5.50%, 06/01/2009
              Escrowed to Maturity
     245,000  New Jersey Economic                                        260,680
              Development Authority,
              Revenue, Prerefunded, School
              Facilities Construction,
              Series C, MBIA,
              5.00%, 06/15/2009
              Escrowed to Maturity
   1,185,000  New Mexico State Highway                                 1,256,586
              Commission Revenue,
              Subordinated Lien-Tax,
              Series B, AMBAC,
              5.00%, 06/15/2009
              Escrowed to Maturity
   1,000,000  Oklahoma Development Finance                              1,061,12
              Authority, Revenue, Hillcrest
              Healthcare System, Series A,
              5.00%, 08/15/2009
              Escrowed to Maturity
   2,240,000  Oklahoma Development Finance                             2,457,056
              Authority, Revenue, Hillcrest
              Healthcare System, Series A,
              5.75%, 08/15/2013
              Prerefunded 08/15/2009 @ 101
   1,270,000  Michigan Municipal Bond                                  1,398,168
              Authority, Revenue, Clean
              Water Revolving Fund,
              5.625%, 10/01/2011
              Prerefunded 10/01/2009 @ 101
   3,745,000  Michigan Municipal Bond                                  4,140,360
              Authority, Revenue, Clean
              Water Revolving Fund,
              5.75%, 10/01/2014
              Prerefunded 10/01/2009 @ 101
     235,000  Palm Beach County Solid Waste                              259,919
              Authority, Florida, Revenue,
              Series A, AMBAC,
              6.00%, 10/01/2009
              Escrowed to Maturity
   1,145,000  Montgomery County, Ohio,                                 1,240,379
              Hospital Revenue, Grandview
              Hospital & Medical Center,
              5.40%, 12/01/2009
              Escrowed to Maturity
   2,100,000  Montgomery County, Ohio,                                 2,283,036
              Hospital Revenue, Grandview
              Hospital & Medical Center,
              5.50%, 12/01/2010
              Prerefunded 12/01/2009 @ 100
   1,000,000  Montgomery County, Ohio,                                 1,091,020
              Hospital Revenue, Grandview
              Hospital & Medical Center,
              5.60%, 12/01/2011
              Prerefunded 12/01/2009 @ 100
   2,000,000  Mesa, Arizona, Industrial                                2,196,500
              Development Authority,
              Revenue, Discovery Health
              System, Series A, MBIA,
              5.625%, 01/01/2029
              Prerefunded 01/01/2010 @ 101
   3,475,000  Detroit, Michigan, Water                                 3,857,771
              Supply System Revenue, Senior
              Lien, Series A, FGIC,
              5.875%, 07/01/2022
              Prerefunded 01/01/2010 @ 101
   3,055,000  Detroit, Michigan, Sewage                                3,393,677
              Disposal Revenue, Series A,
              6.00%, 07/01/2029
              Prerefunded 01/01/2010 @ 101
   1,145,000  Route 3 North Transport                                  1,248,519
              Improvement Associates,
              Massachusetts, Lease Revenue,
              MBIA,
              5.375%, 06/15/2022
              Prerefunded 06/15/2010 @ 100
   3,000,000  Colorado Department of                                   3,365,070
              Transportation, Transportation
              Revenue, AMBAC,
              6.00%, 06/15/2015
              Prerefunded 06/15/2010 @ 100.5
   4,145,000  Florida State Board of                                   4,671,374
              Education, Lottery Revenue,
              Series B, FGIC,
              6.00%, 07/01/2014
              Prerefunded 07/01/2010 @ 101
   2,210,000  Chicago, Illinois, Series A,                             2,562,849
              FGIC,
              6.75%, 01/01/2035
              Prerefunded 07/01/2010 @ 101
   1,585,000  Virginia College Building                                1,761,014
              Authority, Educational
              Facilities Revenue, Public
              Higher Education, Series A,
              5.75%, 09/01/2013
              Prerefunded 09/01/2010 @ 100
   3,210,000  Massachusetts State,                                     3,548,815
              Consolidated Loan, Series C,
              5.75%, 10/01/2014
              Prerefunded 10/01/2010 @ 100
   2,390,000  Illinois State, First Series,                            2,664,205
              MBIA,
              5.75%, 12/01/2013
              Prerefunded 12/01/2010 @ 100
   1,425,000  Snohomish County, Washington,                            1,638,750
              School District No. 016
              Arlington, FGIC,
              6.50%, 12/01/2015
              Prerefunded 12/01/2010 @ 100


                Schedule of Investments -- Diversified Municipal Portfolios   19

================================================================================
Principal Amount              Description                           Market Value
================================================================================
$  1,780,000  Chicago, Illinois, Park                               $  1,990,592
              District, Harbor Facilities
              Revenue,
              5.875%, 01/01/2013
              Prerefunded 01/01/2011 @ 100
   1,920,000  Chicago, Illinois, Park                                  2,147,155
              District, Harbor Facilities
              Revenue,
              5.875%, 01/01/2014
              Prerefunded 01/01/2011 @ 100
   2,035,000  Chicago, Illinois, Park                                  2,275,761
              District, Harbor Facilities
              Revenue,
              5.875%, 01/01/2015
              Prerefunded 01/01/2011 @ 100
   3,550,000  Saint Louis, Missouri, Airport                           3,962,403
              Revenue, Airport Development
              Program, Series A, MBIA,
              5.625%, 07/01/2018
              Prerefunded 07/01/2011 @ 100
   1,345,000  Saint Louis, Missouri, Airport                           1,501,249
              Revenue, Airport Development
              Program, Series A, MBIA,
              5.625%, 07/01/2019
              Prerefunded 07/01/2011 @ 100
   1,230,000  University of Texas,                                     1,359,433
              University Revenue, Financing
              Systems, Series B,
              5.375%, 08/15/2019
              Prerefunded 08/15/2011 @ 100
   2,310,000  University of Illinois,                                  2,568,304
              Certificates of Participation,
              Utilities Infrastructure
              Projects, Series A, AMBAC,
              5.50%, 08/15/2018
              Prerefunded 08/15/2011 @ 100
   1,455,000  Harris County, Texas,                                    1,611,180
              5.375%, 10/01/2018
              Prerefunded 10/01/2011 @ 100
   1,110,000  Michigan State Trunk Line,                               1,224,719
              Series A, FSA,
              5.50%, 11/01/2018
              Prerefunded 11/01/2011 @ 100
  11,870,000  Massachusetts State,                                    13,030,292
              Consolidated Loan, Series C,
              5.375%, 12/01/2018
              Prerefunded 12/01/2011 @ 100
   4,555,000  New Jersey State Highway                                 5,003,394
              Authority, Garden State
              Parkway, General Revenue,
              Refunding, Senior Parkway,
              FGIC,
              5.25%, 01/01/2019
              Prerefunded 01/01/2012 @ 100
   2,940,000  Hawaii State, Series CX, FSA,                            3,274,278
              5.50%, 02/01/2017
              Prerefunded 02/01/2012 @ 100
   3,600,000  Massachusetts Bay                                        3,959,208
              Transportation Authority,
              Massachusetts, Sales Tax
              Revenue, Series A,
              5.25%, 07/01/2020
              Prerefunded 07/01/2012 @ 100
   7,725,000  Jefferson County, Alabama,                               8,339,755
              Sewer Revenue, Capital
              Improvement Warrants, FGIC,
              5.00%, 02/01/2041
              Prerefunded 08/01/2012 @ 100
   2,465,000  Massachusetts State,                                     2,716,479
              Consolidated Loan, Series D,
              MBIA,
              5.375%, 08/01/2022
              Prerefunded 08/01/2012 @ 100
     110,000  Massachusetts State,                                       121,222
              Consolidated Loan, Series D,
              5.375%, 08/01/2022
              Prerefunded 08/01/2012 @ 100
   2,755,000  Tarrant County Health                                    2,928,455
              Facilities Development Corp.,
              Texas, Harris Methodist Health
              System, Series A,
              5.125%, 09/01/2012
              Escrowed to Maturity
   3,000,000  Houston, Texas, Water & Sewer                            3,385,380
              Systems Revenue, Refunding,
              Junior Lien Forward, Series B,
              AMBAC,
              5.75%, 12/01/2016
              Prerefunded 12/01/2012 @ 100
   2,000,000  Houston, Texas, Water & Sewer                            2,256,920
              System Revenue, Refunding,
              Junior Lien Forward, Series B,
              AMBAC,
              5.75%, 12/01/2017
              Prerefunded 12/01/2012 @ 100
   1,075,000  Anchorage, Alaska, School                                1,204,656
              Improvement, Series B, FGIC,
              5.875%, 12/01/2012
              Escrowed to Maturity
   4,100,000  North Carolina Municipal Power                           4,538,044
              Agency No. 1, Catawba Electric
              Revenue,
              5.50%, 01/01/2013
              Escrowed to Maturity
   3,275,000  New Jersey State                                         3,680,412
              Transportation Trust Fund
              Authority, Transportation
              System, Series C,
              5.50%, 06/15/2021
              Prerefunded 06/15/2013 @ 100


20    Sanford C. Bernstein Fund, Inc. -- 2005 Annual Report

================================================================================
Principal Amount              Description                           Market Value
================================================================================
$  2,045,000  Retama Development Corp.,                             $  2,619,420
              Texas, Special Facilities
              Revenue, Retama Racetrack,
              8.75%, 12/15/2013
              Escrowed to Maturity
     150,000  Florida State Board of                                     198,143
              Education, Capital Outlay,
              9.125%, 06/01/2014
              Escrowed to Maturity
     950,000  Massachusetts State, Water                               1,057,654
              Pollution Abatement, Series B,
              5.25%, 08/01/2014
              Escrowed to Maturity
   3,860,000  Retama Development Corp.,                                4,997,542
              Texas, Special Facilities
              Revenue, Retama Racetrack,
              8.75%, 12/15/2014
              Escrowed to Maturity
   2,815,000  MTA, New York, Dedicated Tax                             3,088,674
              Fund, Series A, FGIC,
              5.00%, 04/01/2023
              Prerefunded 10/01/2015 @ 100
   1,125,000  Retama Development Corp.,                                1,478,408
              Texas, Special Facilities
              Revenue, Retama Racetrack,
              8.75%, 12/15/2015
              Escrowed to Maturity
   1,000,000  Bell County Health Facilities                            1,235,530
              Development Corp., Texas,
              Lutheran General Healthcare
              System,
              6.50%, 07/01/2019
              Escrowed to Maturity
   4,940,000  Rhode Island Depositors                                  5,769,722
              Economic Protection Corp.,
              Series A, FSA,
              5.75%, 08/01/2019
              Escrowed to Maturity
   1,500,000  Rhode Island Depositors                                  1,697,655
              Economic Protection Corp.,
              Series A, FSA,
              5.50%, 08/01/2020
              Escrowed to Maturity
   1,720,000  North Carolina Eastern                                   2,079,532
              Municipal Power Agency, Power
              System Revenue, Series A,
              6.00%, 01/01/2026
              Prerefunded 01/01/2022 @ 100
   5,780,000  Rhode Island Depositors                                  7,253,091
              Economic Protection Corp.,
              Series A,
              6.375%, 08/01/2022
              Escrowed to Maturity                                  ------------
Total Prerefunded/Escrowed
(Cost $191,736,440)                                                  203,333,569
                                                                    ------------
================================================================================
INFLATION ADJUSTED:                                                        1.24%
--------------------------------------------------------------------------------
   2,050,000  Orlando, Florida, Waste Water                            2,050,000
              System Revenue, Series A, CPI
              Bond,
              6.139%, 10/01/2005 (c)
   2,165,000  Orlando, Florida, Waste Water                            2,180,133
              System Revenue, Series A,
              CPI Bond,
              6.159%, 10/01/2006 (c)
   1,790,000  Orlando, Florida, Waste Water                            1,812,250
              System Revenue, Series A,
              CPI Bond,
              6.179%, 10/01/2007 (c)
   6,030,000  Orlando, Florida, Waste Water                            6,104,953
              System Revenue, Series A,
              CPI Bond, Mandatory Put
              10/01/2007,
              6.179%, 10/01/2015 (c)
   5,705,000  Illinois Development Finance                             6,331,751
              Authority, Adventist Health
              System, Series B, CPI Bond,
              MBIA,
              3.95%, 01/01/2019 (c)
  20,660,000  Delaware Valley Regional                                21,180,632
              Finance Authority,
              Pennsylvania, Local Government
              Revenue, Series A, CPI Bond,
              AMBAC, Mandatory Put
              07/01/2007,
              5.44%, 07/01/2027 (c)                                 ------------
Total Inflation Adjusted (Cost $38,514,518)                           39,659,719
                                                                    ------------
================================================================================
INSURED:                                                                  46.43%
--------------------------------------------------------------------------------
     795,000  Chicago, Illinois, Unrefunded                              798,148
              Balance, Series A, AMBAC,
              4.50%, 01/01/2006
   1,000,000  Allegheny County,                                        1,005,620
              Pennsylvania, Airport Revenue,
              Pittsburgh International
              Airport, Series A-1, MBIA,
              AMT,
              5.75%, 01/01/2006
   1,200,000  Williamson County, Texas, FSA,                           1,209,264
              5.00%, 02/15/2006
   1,000,000  Utah State Board of Regents,                             1,014,410
              Student Loan Revenue,
              Series J, AMBAC, AMT,
              6.00%, 05/01/2006 (b)
   1,895,000  Minneapolis, Minnesota,                                  1,910,084
              Healthcare System Revenue,
              Fairview Health Services,
              Series B, MBIA,
              4.50%, 05/15/2006


                Schedule of Investments -- Diversified Municipal Portfolios   21

================================================================================
Principal Amount              Description                           Market Value
================================================================================
$  1,340,000  Arlington, Texas, Waterworks &                        $  1,366,894
              Sewer Revenue, AMBAC,
              6.00%, 06/01/2006
   2,095,000  Virginia Port Authority,                                 2,142,494
              Facilities Revenue, MBIA, AMT,
              6.00%, 07/01/2006
   1,860,000  Chicago, Illinois, O'Hare                                1,924,951
              International Airport,
              Revenue, Unrefunded General
              Airport, Second Lien,
              Series A, AMBAC,
              6.00%, 01/01/2007
   2,725,000  Garland Independent School                               2,757,346
              District, Texas, Refunding,
              Series A, PSF-Guaranteed,
              4.00%, 02/15/2007
   3,100,000  Katy Independent School                                  3,177,779
              District, Series A, PSF
              Guaranteed,
              5.00%, 02/15/2007 (b)
   1,000,000  Williamson County, Texas,                                1,026,310
              Limited Tax Notes, Series B,
              FSA,
              5.00%, 02/15/2007
   1,965,000  Waco Independent School                                  2,020,806
              District, Texas, Refunding,
              PSF Guaranteed,
              5.25%, 02/15/2007
   1,000,000  Prince George's County,                                  1,043,380
              Maryland, Consolidated Public
              Improvement, Series A, MBIA,
              6.00%, 03/15/2007
   2,000,000  Walled Lake Consolidated                                 2,091,420
              School District, Michigan,
              MBIA,
              6.00%, 05/01/2007
   1,000,000  Massachusetts State Health &                             1,029,130
              Educational Facilities
              Authority, Revenue, New
              England Medical Center
              Hospital, Series H, FGIC,
              5.00%, 05/15/2007
   1,000,000  Michigan State Comprehensive                             1,031,200
              Transportation Revenue,
              Series B, FSA,
              5.00%, 05/15/2007
   1,715,000  Northeast Hospital Authority,                            1,784,989
              Texas, Northeast Medical
              Center Hospital, Revenue, FSA,
              5.75%, 05/15/2007
   2,500,000  New Jersey State Certificates                            2,587,525
              of Participation, Refunding,
              Series A, FSA,
              5.25%, 06/15/2007
   2,525,000  Philadelphia, Pennsylvania,                              2,646,958
              Airport Revenue, Series A,
              FGIC,
              6.00%, 06/15/2007
   1,200,000  Philadelphia, Pennsylvania,                              1,250,472
              Airport Revenue, Series B,
              FGIC, AMT,
              6.00%, 06/15/2007
   1,065,000  Oklahoma City, Oklahoma,                                 1,101,114
              Airport Trust, Junior
              Lien-27th Series-Series B,
              FSA,
              5.50%, 07/01/2007
   1,105,000  Delaware Transportation                                  1,161,466
              Authority, System Revenue,
              AMBAC,
              6.00%, 07/01/2007
   2,775,000  Washington State Public Power                            2,890,162
              Supply System Revenue, Nuclear
              Project No.1, Series A, AMBAC,
              6.00%, 07/01/2007
   5,775,000  Washoe County School District,                           5,977,067
              Nevada, Refunding, FSA,
              5.00%, 08/01/2007
   2,635,000  Orangeburg, South Carolina,                              2,725,960
              Projects Corporation, Capital
              Projects Sales & Use Tax
              Revenue, MBIA,
              4.75%, 10/01/2007
   2,115,000  Connecticut State Resource                               2,236,613
              Recovery Authority,
              Mid-Connecticut System,
              Series A, MBIA,
              5.75%, 11/15/2007
   3,650,000  Illinois State Unemployment                              3,797,460
              Insurance Fund, Building
              Receipts Revenue, Series A,
              FSA,
              5.00%, 12/15/2007
   1,000,000  Palm Beach, Florida, Beach                               1,041,180
              Restoration Project, Series A,
              FSA,
              5.00%, 01/01/2008
   3,125,000  Tacoma, Washington, Electric                             3,251,625
              System Revenue, Series A,
              FGIC,
              5.00%, 01/01/2008
   1,000,000  District of Columbia,                                    1,041,480
              Certificates of Participation,
              AMBAC,
              5.25%, 01/01/2008
   2,270,000  Clark County Public Utility,                             2,386,338
              District No. 1, Washington,
              Electric Revenue, AMBAC,
              5.50%, 01/01/2008


22    Sanford C. Bernstein Fund, Inc. -- 2005 Annual Report

================================================================================
Principal Amount              Description                           Market Value
================================================================================
$  1,465,000  Sangamon County School                                $  1,507,133
              District No. 186, Illinois,
              FGIC,
              5.55%, 01/01/2008
   1,000,000  Berkley City School District,                            1,082,310
              Michigan, FGIC,
              7.00%, 01/01/2008
  17,915,000  Massachusetts State,                                    18,886,889
              Refunding, Series A, MBIA,
              5.50%, 02/01/2008 (b)
   2,000,000  Garland Independent School                               2,037,420
              District, Texas, Refunding,
              Series A, PSF Guaranteed,
              4.00%, 02/15/2008
   3,885,000  Cypress-Fairbanks Independent                            4,111,107
              School District, Texas,
              Unrefunded Portion-Refunding &
              School House, PSF Guaranteed,
              5.75%, 02/15/2008
   1,000,000  Memphis-Shelby County Airport                            1,057,060
              Authority, Tennessee, Revenue,
              Series A, MBIA, AMT,
              6.00%, 02/15/2008
   1,000,000  New Jersey Environmental                                 1,043,450
              Infrastructure Trust,
              Wastewater Treatment, AMBAC,
              5.00%, 03/01/2008
   1,875,000  Port of Port Arthur Navigation                           1,994,663
              District, Texas, AMBAC,
              6.00%, 03/01/2008
   4,540,000  New York State Thruway                                   4,759,509
              Authority, Highway & Bridge
              Trust Fund, Second General
              Series B, FSA,
              5.00%, 04/01/2008
   4,035,000  Ohio State Building Authority,                           4,216,293
              Workers Compensation
              Facilities, Series A, FGIC,
              5.00%, 04/01/2008
   2,920,000  Lower Colorado River                                     3,053,561
              Authority, Texas, Revenue,
              AMBAC,
              5.00%, 05/15/2008
   1,000,000  Massachusetts State Health &                             1,044,970
              Educational Facilities
              Authority, Revenue, New
              England Medical Center
              Hospital, Series H, FGIC,
              5.00%, 05/15/2008
   8,400,000  District of Columbia,                                    8,892,156
              Refunding, Series B-1, AMBAC,
              5.50%, 06/01/2008
  11,285,000  Texas State Public Finance                              11,816,749
              Authority, Revenue,
              Unemployment Compensation
              Assessment, Series A, FSA,
              5.00%, 06/15/2008
   1,095,000  Haverhill, Massachusetts,                                1,159,047
              FGIC,
              6.00%, 06/15/2008
   1,000,000  Ivy Tech State College,                                  1,047,600
              Indiana, Student Fee,
              Series G, AMBAC,
              5.00%, 07/01/2008
   1,925,000  Wayne County Community                                   2,019,729
              College, Michigan, Community
              College Improvement, FGIC,
              5.00%, 07/01/2008
   6,100,000  Anchorage, Alaska, Refunding,                            6,428,424
              Series B, MBIA,
              5.25%, 07/01/2008
     735,000  Intermountain Power Agency,                                796,865
              Utah, Power Supply Revenue,
              Series A, AMBAC,
              6.50%, 07/01/2008
   3,295,000  Trinity River Authority,                                 3,479,388
              Texas, Regional Wastewater
              System Revenue, MBIA,
              5.25%, 08/01/2008
   2,045,000  New York City, New York,                                 2,199,950
              Series D, FGIC,
              6.00%, 08/01/2008
   8,405,000  Westmoreland County,                                     8,836,345
              Pennsylvania, Municipal
              Authority, Municipal Service
              Revenue, FGIC,
              5.00%, 08/15/2008 (b)
   3,885,000  Dallas, Independent School                               4,100,928
              District, Texas, Refunding,
              Delayed Delivery, PSF-
              Guaranteed,
              5.25%, 08/15/2008
   2,275,000  Indianapolis, Indiana, Gas                               2,427,812
              Utility Revenue, Refunding
              Distribution System, Series A,
              AMBAC,
              5.75%, 08/15/2008
   5,430,000  Ohio State Building Authority,                           5,759,221
              State Facilities
              Administration Building Fund,
              Refunding Project B, FSA,
              5.25%, 10/01/2008
   3,820,000  New York State Dormitory                                 4,077,506
              Authority, School Districts
              Revenue Financing, Series E,
              MBIA,
              5.50%, 10/01/2008
   1,265,000  Emerald Peoples Utility                                  1,417,015
              District, Oregon, FGIC,
              7.35%, 11/01/2008


                Schedule of Investments -- Diversified Municipal Portfolios   23

================================================================================
Principal Amount              Description                           Market Value
================================================================================
$  2,750,000  Indianapolis, Indiana,                                $  2,972,778
              Resource Recovery Revenue,
              Ogden Martin System, Inc.,
              Project, AMBAC,
              6.75%, 12/01/2008
  11,960,000  New Jersey State                                        12,694,583
              Transportation Trust Fund
              Authority, Series C, AMBAC,
              5.25%, 12/15/2008
   3,215,000  Washington State Motor Vehicle                           3,340,481
              Fuel Tax, Refunding MBIA,
              4.50%, 01/01/2009
   6,655,000  Washington State, Refunding,                             6,914,745
              FGIC,
              4.50%, 01/01/2009
  19,700,000  Pennsylvania State,                                     20,819,157
              First Series, MBIA,
              5.00%, 01/01/2009 (b)
   5,000,000  Clark County Public Utility,                             5,311,150
              District No. 1, Washington,
              Electric Revenue, AMBAC,
              5.25%, 01/01/2009
   1,210,000  New Jersey State Turnpike                                1,296,454
              Authority, Revenue, Series A,
              MBIA,
              5.50%, 01/01/2009
   4,310,000  Allegheny County,                                        4,573,039
              Pennsylvania, Airport Revenue,
              Pittsburgh International
              Airport, Series A-1, MBIA,
              AMT,
              5.75%, 01/01/2009
   1,675,000  Chicago, Illinois, O'Hare                                1,801,061
              International Airport,
              Revenue, Second Lien-Series C,
              MBIA,
              5.75%, 01/01/2009
   2,105,000  North Carolina Eastern                                   2,255,992
              Municipal Power Agency, Power
              System Revenue, Series B, ACA,
              6.125%, 01/01/2009
   1,940,000  Hoover, Alabama, Board of                                2,018,434
              Education, Capital Outlay
              Warrants, Refunding, Tax
              Anticipation Notes, MBIA,
              4.50%, 02/15/2009
   1,180,000  Chicago, Illinois, Public                                1,245,643
              Building Commission, Building
              Revenue, Chicago Transit
              Authority, AMBAC,
              5.00%, 03/01/2009
  13,100,000  Houston, Texas, Refunding                               13,820,107
              Public Improvement, Series A,
              MBIA,
              5.00%, 03/01/2009
   6,615,000  Houston, Texas, Refunding                                7,084,334
              Public Improvement, Series B,
              FSA,
              5.50%, 03/01/2009
   1,920,000  Massachusetts Bay                                        2,062,003
              Transportation Authority,
              Series C, FGIC,
              5.50%, 03/01/2009
   5,835,000  Seattle, Washington, Municipal                           6,252,903
              Light & Power Revenue, FSA,
              5.50%, 03/01/2009
   2,560,000  Hawaii State, Unrefunded                                 2,787,738
              Balance, Series CN, FGIC,
              6.00%, 03/01/2009
  11,585,000  Connecticut State, Series C,                            12,295,740
              FGIC,
              5.00%, 04/01/2009
   6,650,000  New York State Thruway                                   7,071,543
              Authority, Highway & Bridge
              Trust Fund, Second General
              Series B, FSA,
              5.00%, 04/01/2009
  14,045,000  New York State Thruway                                  14,935,313
              Authority, Highway & Bridge
              Trust Fund, Series A, MBIA,
              5.00%, 04/01/2009
   1,045,000  Illinois State, Refunding,                               1,114,116
              First Series, FSA,
              5.25%, 04/01/2009
  32,445,000  California Department of Water                          34,751,839
              Resources, Power Supply
              Revenue, Series A, MBIA,
              5.25%, 05/01/2009 (b)
   2,000,000  Chicago, Illinois, Transit                               2,118,920
              Authority Capital Grant
              Receipts Revenue, Federal
              Transit Administration,
              Section 5307, Series B, AMBAC,
              5.00%, 06/01/2009
   2,100,000  District of Columbia, 2001,                              2,256,282
              Series B, FSA,
              5.50%, 06/01/2009
   3,655,000  New Jersey Economic                                      3,852,334
              Development Authority,
              Revenue, Cigarette Tax, FGIC,
              5.00%, 06/15/2009
   2,380,000  New Jersey Economic                                      2,508,496
              Development Authority,
              Revenue, Cigarette Tax, FSA,
              5.00%, 06/15/2009
   3,055,000  New Jersey Economic                                      3,238,483
              Development Authority,
              Revenue, School Facilities
              Construction, Series C, MBIA,
              5.00%, 06/15/2009


24    Sanford C. Bernstein Fund, Inc. -- 2005 Annual Report

================================================================================
Principal Amount              Description                           Market Value
================================================================================
$  7,000,000  Metropolitan Pier & Exposition                        $  7,480,830
              Authority, Illinois, Dedicated
              State Tax Revenue, McCormick
              Place, Series A, MBIA,
              5.25%, 06/15/2009
   3,790,000  New Jersey Economic                                      4,027,026
              Development Authority, Market
              Transition Facilities Revenue,
              Senior Lien Series A, MBIA,
              5.00%, 07/01/2009
   1,780,000  Massachusetts Port Authority,                            1,898,495
              Revenue, Series B, FSA,
              5.50%, 07/01/2009
   2,000,000  Missouri State Regional                                  2,128,960
              Convention & Sports Complex
              Authority, Refunding,
              Convention & Sports Facility
              Project, Series A-1, AMBAC,
              5.00%, 08/15/2009
   4,055,000  Westmoreland County,                                     4,316,466
              Pennsylvania, Municipal
              Authority, Municipal Service
              Revenue, FGIC,
              5.00%, 08/15/2009
   1,370,000  Mobile, Alabama, AMBAC,                                  1,470,161
              5.25%, 08/15/2009
   1,530,000  Texas Municipal Power Agency,                            1,640,757
              Revenue, MBIA,
              5.25%, 09/01/2009
   1,000,000  Anchorage, Alaska, FGIC,                                 1,101,710
              6.00%, 10/01/2009
   4,070,000  Palm Beach County Solid Waste                            4,461,615
              Authority, Florida, Series A,
              AMBAC,
              6.00%, 10/01/2009
   1,370,000  Indiana State Transportation                             1,501,630
              Finance Authority, Airport
              Facilities Lease Revenue,
              Series A, AMBAC,
              6.00%, 11/01/2009
   1,505,000  Connecticut State Resource                               1,570,136
              Recovery Authority, Unrefunded
              Balance Mid-Connecticut
              System, Series A, MBIA,
              5.375%, 11/15/2009
   1,000,000  Providence Public Building                               1,043,470
              Authority, Rhode Island,
              Series A, FSA,
              5.10%, 12/15/2009
   1,890,000  Chicago, Illinois, O'Hare                                2,009,108
              International Airport,
              Revenue, Second Lien-Series C,
              MBIA,
              5.00%, 01/01/2010
   8,975,000  Michigan Public Power Agency,                            9,665,267
              Revenue, Refunding, Belle
              River Project, Series A, MBIA,
              5.25%, 01/01/2010
  10,910,000  Tacoma, Washington, Electric                            11,833,641
              System Revenue, Series B, FSA,
              5.50%, 01/01/2010
   1,400,000  Allegheny County,                                        1,503,600
              Pennsylvania, Airport Revenue,
              Pittsburgh International
              Airport, Series A-1, MBIA,
              AMT,
              5.75%, 01/01/2010
   2,300,000  New Jersey State Turnpike                                2,525,860
              Authority, Revenue, Unrefunded
              Balance, Series A, MBIA,
              5.75%, 01/01/2010
   2,000,000  Jefferson County, Alabama,                               2,153,300
              Sewer Revenue, Refunding,
              Series B8, FSA,
              5.25%, 02/01/2010
  23,925,000  Pennsylvania State, Refunding                           25,828,951
              & Projects, First Series,
              MBIA,
              5.25%, 02/01/2010
   1,025,000  Huntsville, Alabama,                                     1,109,706
              Refunding, Warrants, Series A,
              FSA,
              5.40%, 02/01/2010
  30,570,000  Massachusetts State, Series A,                          33,243,958
              MBIA,
              5.50%, 02/01/2010
   4,630,000  Dallas County, Texas, Utility                            4,931,598
              & Reclamation District, MBIA,
              5.00%, 02/15/2010
   1,700,000  Plano Independent School                                 1,810,738
              District, Texas, PSF
              Guaranteed,
              5.00%, 02/15/2010
   1,000,000  Memphis-Shelby County Airport                            1,100,090
              Authority, Tennessee, Series
              A, MBIA, AMT,
              6.25%, 02/15/2010
   2,225,000  Richland County, South                                   2,361,838
              Carolina, School District No.
              001, FSA, SCSDE,
              4.75%, 03/01/2010
   5,000,000  Houston, Texas, Refunding,                               5,430,350
              Public Improvement, Series B,
              FSA,
              5.50%, 03/01/2010
   9,365,000  Massachusetts Bay                                       10,745,588
              Transportation Authority,
              Refunding, Series A, MBIA,
              7.00%, 03/01/2010


                Schedule of Investments -- Diversified Municipal Portfolios   25

================================================================================
Principal Amount              Description                           Market Value
================================================================================
$  1,810,000  Maury County, Tennessee,                              $  1,938,184
              Refunding, Series A, MBIA,
              5.00%, 04/01/2010
   7,635,000  New York State Thruway                                   8,208,694
              Authority, Highway & Bridge
              Trust Fund, Second General
              Series B, FSA,
              5.00%, 04/01/2010
   1,240,000  Ohio State Building Authority,                           1,327,817
              State Facilities
              Administration Building
              Project, Series A, FSA,
              5.00%, 04/01/2010
   2,030,000  New York State Thruway                                   2,196,541
              Authority, Highway & Bridge
              Trust Fund, Refunding,
              Series C, MBIA,
              5.25%, 04/01/2010
   3,570,000  California Department of Water                           3,874,164
              Resources, Power Supply
              Revenue, Series A, MBIA,
              5.25%, 05/01/2010
   7,100,000  California Department of Water                           7,779,825
              Resources, Power Supply
              Revenue, Series A, MBIA,
              5.50%, 05/01/2010
   1,065,000  Detroit City School District,                            1,204,164
              Michigan, Series A, AMBAC,
              6.50%, 05/01/2010
  12,240,000  Tulsa County, Industrial                                13,101,206
              Authority, Oklahoma, Capital
              Improvements Revenue,
              Series B, FSA,
              5.00%, 05/15/2010
   4,570,000  Chicago, Illinois, Transit                               4,937,108
              Authority Capital Grant
              Receipts Revenue, Federal
              Transit Administration,
              Section 5307, Series A, AMBAC,
              5.25%, 06/01/2010
   1,625,000  District of Columbia,                                    1,769,251
              Series A, MBIA,
              5.50%, 06/01/2010
  12,500,000  New Jersey Economic                                     13,299,000
              Development Authority,
              Revenue, Cigarette Tax, FGIC,
              5.00%, 06/15/2010
   3,560,000  New Jersey Economic                                      3,787,555
              Development Authority,
              Revenue, Cigarette Tax, FSA,
              5.00%, 06/15/2010
   1,000,000  Maricopa County Unified School                           1,062,180
              District No. 48, Arizona,
              Refunding, Series B, FSA,
              4.75%, 07/01/2010
   1,470,000  Intermountain Power Agency,                              1,576,060
              Utah, Power Supply Revenue,
              Refunding, AMBAC,
              5.00%, 07/01/2010
   2,410,000  Phoenix, Arizona, Civic                                  2,586,075
              Improvement Corporation,
              Transit Excise Tax Revenue,
              Light Rail Project, AMBAC,
              5.00%, 07/01/2010
   3,900,000  Arizona School Facilities                                4,227,327
              Board, Revenue, State School
              Trust, Series A, AMBAC,
              5.25%, 07/01/2010
   1,670,000  Energy Northwest, Washington,                            1,819,165
              Electric Revenue, Refunding,
              Columbia Generating, Series A,
              XLCA,
              5.50%, 07/01/2010
   2,510,000  Detroit, Michigan, Sewage                                2,800,231
              Disposal Revenue, Series B,
              MBIA,
              6.00%, 07/01/2010
   5,410,000  Multnomah County, Oregon,                                5,819,158
              Refunding, AMBAC,
              5.00%, 08/01/2010
   3,000,000  Houston, Texas, Hotel                                    3,290,880
              Occupancy Tax & Special
              Revenue, Refunding, Convention
              & Entertainment, Series A,
              AMBAC,
              5.50%, 09/01/2010
   1,500,000  Brownsville, Texas, Utilities                            1,700,295
              System Revenue, AMBAC,
              6.25%, 09/01/2010
   2,065,000  Broward County, Florida,                                 2,182,912
              Airport System Revenue,
              Series E, MBIA, AMT,
              5.25%, 10/01/2010
   5,000,000  Connecticut State Resource                               5,223,150
              Recovery Authority, Series A,
              MBIA,
              5.375%, 11/15/2010
   6,090,000  New Jersey State,                                        6,678,720
              Transportation Trust Fund
              Authority, Transportation
              System, Series C, FSA,
              5.50%, 12/15/2010
  10,755,000  Nebraska Public Power                                   11,557,861
              District, Revenue, General
              Series B, MBIA,
              5.00%, 01/01/2011
   4,600,000  Florida State Board of                                   5,007,284
              Education, Series C, MBIA,
              5.25%, 01/01/2011


26    Sanford C. Bernstein Fund, Inc. -- 2005 Annual Report

================================================================================
Principal Amount              Description                           Market Value
================================================================================
$  1,710,000  Chicago, Illinois, Board of                           $  1,934,950
              Education, Lease Certificates,
              Series A, MBIA,
              6.25%, 01/01/2011
   1,085,000  Pennsylvania State, Refunding                            1,183,019
              & Projects, First Series,
              MBIA,
              5.25%, 02/01/2011
   5,555,000  Massachusetts State,                                     6,106,945
              Refunding, Series A, MBIA,
              5.50%, 02/01/2011
  15,435,000  Bell County, Texas, Ltd. Tax                            16,549,407
              Notes, FSA,
              5.00%, 02/15/2011
   2,000,000  Louisiana State Office                                   2,149,080
              Facilities Corp., Lease
              Revenue, Capitol Complex
              Program, Series A, MBIA,
              5.50%, 03/01/2011
   1,470,000  Illinois State, AMBAC,                                   1,582,279
              5.00%, 04/01/2011
   1,000,000  Ohio State Building Authority,                           1,077,940
              Workers Compensation
              Facilities, Series A, FGIC,
              5.00%, 04/01/2011
   6,380,000  Illinois State, First Series,                            6,946,416
              MBIA,
              5.25%, 04/01/2011
   1,340,000  Wisconsin State, Series A,                               1,443,033
              MBIA,
              5.00%, 05/01/2011
  12,720,000  Tulsa County, Industrial                                13,697,405
              Authority, Oklahoma, Capital
              Improvements Revenue,
              Series B, FSA,
              5.00%, 05/15/2011
   4,465,000  New Jersey Economic                                      4,772,147
              Development Authority,
              Revenue, Cigarette Tax, FGIC,
              5.00%, 06/15/2011
   3,680,000  Delaware Transportation                                  3,984,446
              Authority, Transportation
              System Revenue, Senior, MBIA,
              5.00%, 07/01/2011
   4,015,000  Hawaii State, Refunding,                                 4,338,449
              Series DG, AMBAC,
              5.00%, 07/01/2011
  11,705,000  New Jersey Economic                                     12,622,672
              Development Authority, Market
              Transition Facility Revenue,
              Senior Lien Series A, MBIA,
              5.00%, 07/01/2011
   7,755,000  Phoenix, Arizona, Civic                                  8,384,008
              Improvement Corporation,
              Transit Excise Tax Revenue,
              Light Rail Project, AMBAC,
              5.00%, 07/01/2011
   1,815,000  Energy Northwest, Washington,                            1,975,791
              Electric Revenue, Refunding,
              Columbia Generating, Series A,
              AMBAC,
              5.25%, 07/01/2011
   6,000,000  New Jersey State, Refunding,                             6,518,640
              Series N, AMBAC,
              5.25%, 07/15/2011
  16,500,000  Ohio State, Higher Education                            17,855,970
              Capital Facilities, Series
              II-A, AMBAC,
              5.00%, 08/01/2011
   5,000,000  New Jersey State, MBIA-IBC,                              5,527,900
              5.50%, 08/01/2011
   5,000,000  Michigan State, Trunk Line                               5,402,400
              Fund, Refunding, Series B,
              FSA,
              5.00%, 09/01/2011
   1,915,000  Philadelphia Parking                                     2,082,773
              Authority, Pennsylvania,
              Revenue, FSA,
              5.50%, 09/01/2011
   1,275,000  Brownsville, Texas, Utility                              1,469,361
              System Revenue, AMBAC,
              6.25%, 09/01/2011
   3,410,000  Deschutes County, Oregon,                                3,696,406
              Administrative School District
              No. 1, Refunding, FSA,
              5.00%, 12/15/2011
   7,060,000  New Jersey State                                         7,709,449
              Transportation Trust Fund
              Authority, Transportation
              System, Series A, MBIA,
              5.25%, 12/15/2011
   5,715,000  Chicago, Illinois, Refunding,                            6,158,198
              Series A, FSA,
              5.00%, 01/01/2012
   1,565,000  Chicago, Illinois, Refunding,                            1,686,366
              Series B, AMBAC
              5.00%, 01/01/2012
   5,765,000  South Carolina State Public                              6,262,404
              Service Authority, Revenue,
              Refunding, Series B, MBIA,
              5.00%, 01/01/2012
   2,100,000  Grand Rapids, Michigan, Water                            2,324,259
              Supply System Revenue, FGIC,
              5.75%, 01/01/2012
   4,000,000  Richmond, Virginia, FSA,                                 4,423,720
              5.50%, 01/15/2012
   3,700,000  Lamar Consolidated Independent                           3,987,638
              School District, Texas,
              Schoolhouse, PSF-Guaranteed,
              5.00%, 02/15/2012
   7,265,000  Ohio State Building Authority,                           7,870,756
              Workers Compensation
              Facilities, Series A, FGIC,
              5.00%, 04/01/2012


                Schedule of Investments -- Diversified Municipal Portfolios   27

================================================================================
Principal Amount              Description                           Market Value
================================================================================
$ 26,280,000  Tulsa County, Industrial                              $ 28,426,550
              Authority, Oklahoma, Capital
              Improvements Revenue,
              Series B, FSA,
              5.00%, 05/15/2012
  10,000,000  Hawaii State, Refunding,                                10,849,300
              Series DG, AMBAC,
              5.00%, 07/01/2012
   8,575,000  Tampa, Florida, Hillsborough                             9,313,908
              County, Express Parkway,
              AMBAC,
              5.00%, 07/01/2012
   8,060,000  Dade County School District,                             8,762,187
              Florida, Remarketed, MBIA,
              5.00%, 08/01/2012
   5,600,000  El Paso, Texas, Refunding,                               6,054,944
              FGIC,
              5.00%, 08/15/2012
   3,455,000  Hamilton County, Ohio, Sales                             3,828,071
              Tax Subordinated, Series B,
              AMBAC,
              5.75%, 12/01/2012
   3,500,000  Municipal Sub-District,                                  3,712,205
              Colorado, Water Conservancy
              District Revenue, Series F,
              AMBAC,
              6.50%, 12/01/2012
   5,000,000  New Jersey State,                                        5,635,250
              Transportation Trust Fund
              Authority, Transportation
              System, Series C, FSA,
              5.75%, 12/15/2012
   2,475,000  Chicago Public Building                                  2,648,126
              Commission, Illinois, Revenue,
              Chicago Park District,
              Series A, FGIC,
              5.375%, 01/01/2013
   2,910,000  Manchester Housing &                                     3,200,506
              Redevelopment Authority, New
              Hampshire, Revenue, Series A,
              ACA,
              6.75%, 01/01/2013
   2,085,000  New York State Dormitory                                 2,200,905
              Authority, Mental Health
              Facilities Improvement
              Project, Series 1, FSA,
              5.125%, 01/15/2013
   1,195,000  New York State Dormitory                                 1,266,939
              Authority, Unrefunded, Mental
              Health Service Facilities,
              Series D, MBIA,
              5.25%, 02/15/2013
  24,060,000  Hawaii State, Refunding,                                26,214,332
              Series DG, AMBAC,
              5.00%, 07/01/2013
   5,785,000  Washington State, Motor                                  6,282,684
              Vehicle Fuel Tax, Series B,
              FSA,
              5.00%, 07/01/2013
   3,015,000  Washington State, Various                                3,274,380
              Purpose, AMBAC,
              5.00%, 07/01/2013
   4,150,000  Wisconsin State,                                         4,509,971
              Transportation Revenue,
              Series B, AMBAC,
              5.00%, 07/01/2013
  20,000,000  California Economic Recovery,                           22,182,000
              Series A, MBIA,
              5.25%, 07/01/2013
   1,035,000  Sacramento Municipal Utility                             1,196,170
              District, California, Series G, MBIA,
              6.50%, 09/01/2013
   2,445,000  Sunrise, Florida, Utility                                2,729,084
              System Revenue, AMBAC,
              5.50%, 10/01/2013
   3,410,000  St. Clair County, Illinois,                              3,739,645
              FGIC,
              5.625%, 10/01/2013
   3,000,000  Hamilton County, Ohio, Sales                             3,321,690
              Tax Subordinated, Series B,
              AMBAC,
              5.75%, 12/01/2013
   2,235,000  Manchester Housing &                                     2,456,310
              Redevelopment Authority, New
              Hampshire, Revenue, Series A,
              ACA,
              6.75%, 01/01/2014
   5,425,000  Washington State Healthcare                              5,755,383
              Facilities Authority,
              Children's Hospital & Regional
              Medical Center, FSA,
              5.25%, 10/01/2014
   1,150,000  Douglas County School District                           1,275,442
              No. 206 (Eastmont),
              Washington, FGIC,
              5.75%, 12/01/2014
   1,000,000  Manchester Housing &                                     1,097,390
              Redevelopment Authority, New
              Hampshire, Revenue, Series A,
              ACA,
              6.75%, 01/01/2015
   3,370,000  Cypress-Fairbanks Independent                            3,539,882
              School District, Texas, PSF
              Guaranteed,
              5.25%, 02/15/2016
   3,515,000  Lansing Community College,                               3,928,821
              Michigan, FGIC,
              5.50%, 05/01/2016


28    Sanford C. Bernstein Fund, Inc. -- 2005 Annual Report

================================================================================
Principal Amount              Description                           Market Value
================================================================================
$ 10,785,000  Lower Colorado River                                  $ 11,779,916
              Authority, Texas, Revenue,
              Series A, FSA,
              5.875%, 05/15/2016
   1,800,000  Magnolia Independent School                              1,887,354
              District, Texas, PSF
              Guaranteed,
              5.00%, 08/15/2016
   1,555,000  District of Columbia Water &                             1,832,381
              Sewer Authority, Public
              Utility Revenue, FSA,
              6.00%, 10/01/2016
   4,055,000  Hawaii State, Unrefunded                                 4,445,821
              Balance, Series CX, FSA,
              5.50%, 02/01/2017
   2,000,000  Wisconsin State, Series B,                               2,176,800
              FSA,
              5.25%, 05/01/2017
   1,025,000  Regional Transportation                                  1,170,140
              Authority, Illinois,
              Refunding, Series B, FGIC,
              5.50%, 06/01/2017
   1,760,000  Clark County, Nevada,                                    2,144,507
              Series A, AMBAC,
              6.50%, 06/01/2017
   7,000,000  Energy Northwest, Washington,                            7,777,980
              Electric Revenue, Refunding
              Project, Series A, MBIA,
              5.75%, 07/01/2017
   3,415,000  Tampa, Florida, Occupational                             3,751,207
              License Tax, Refunding,
              Series A, FGIC,
              5.375%, 10/01/2017
   2,325,000  Garden State Preservation                                2,685,329
              Trust, New Jersey, Open Space
              & Farmland, Series 05A, FSA,
              5.80%, 11/01/2017 (d)
   3,065,000  University of Connecticut,                               3,358,964
              Refunding, Student Fee
              Revenue, Series A, FGIC,
              5.25%, 11/15/2017
   2,405,000  Weld County School District                              2,585,110
              No. 6 (Greeley), Colorado,
              FSA,
              5.25%, 12/01/2017
   1,575,000  Allen County, Indiana,                                   1,732,075
              Juvenile Justice Center, First
              Mortgage Revenue, AMBAC,
              5.50%, 01/01/2018
   3,000,000  Memphis-Shelby County Airport                            3,296,520
              Authority, Tennessee, Revenue,
              Series D, AMBAC,
              6.25%, 03/01/2018
   7,790,000  New York State Thruway                                   8,378,534
              Authority, State Personal
              Income Tax Revenue, Series A,
              FSA,
              5.00%, 03/15/2018
   4,000,000  San Antonio, Texas, Water                                4,396,520
              System Revenue, Refunding,
              FSA,
              5.50%, 05/15/2018
   3,435,000  Florida State, Department of                             3,686,030
              Environmental Protection
              Preservation, Revenue, Florida
              Forever, Series A, FGIC,
              5.00%, 07/01/2018
   2,455,000  Energy Northwest Washington,                             2,723,233
              Electric Revenue, Refunding,
              Columbia Generating, Series A,
              MBIA,
              5.75%, 07/01/2018
   2,865,000  New York State Dormitory                                 3,422,844
              Authority, New York
              University, Series A, MBIA,
              6.00%, 07/01/2018
   4,695,000  Tampa, Florida, Occupational                             5,172,341
              License Tax, Refunding,
              Series A, FGIC,
              5.375%, 10/01/2018
  18,620,000  University of Massachusetts,                            20,102,524
              Building Authority, Revenue,
              Refunding, Senior Series 2,
              AMBAC,
              5.00%, 11/01/2018
   3,400,000  Allegheny County,                                        3,787,226
              Pennsylvania, Series C-54, MBIA,
              5.375%, 11/01/2018
   2,725,000  University of Colorado,                                  2,963,465
              Enterprise System Revenue,
              Refunding & Improvement,
              AMBAC,
              5.375%, 06/01/2019
   4,745,000  Michigan State, Certificates                             5,234,447
              of Participation, New Center
              Development, Inc., MBIA,
              5.375%, 09/01/2019
   1,435,000  Cowlitz County, Washington,                              1,644,840
              Special Sewer Revenue, CSOB
              Wastewater Treatment, FGIC,
              5.50%, 11/01/2019
   6,025,000  South Carolina State Public                              6,369,027
              Service Authority, Revenue,
              Refunding, Series D, FSA,
              5.00%, 01/01/2020
   9,000,000  South Carolina State Public                              9,834,120
              Service Authority, Revenue,
              Refunding, Series A, FGIC,
              5.25%, 01/01/2020


                Schedule of Investments -- Diversified Municipal Portfolios   29

================================================================================
Principal Amount              Description                           Market Value
================================================================================
$  2,360,000  New York City Transitional                            $  2,542,404
              Finance Authority, New York,
              Future Tax Secured, Series D,
              MBIA,
              5.25%, 02/01/2020
   3,255,000  Fresno Unified School                                    3,907,921
              District, California,
              Refunding, Series A, MBIA,
              6.00%, 02/01/2020
   2,270,000  Killeen Independent School                               2,433,122
              District, Texas, Refunding,
              PSF Guaranteed,
              5.25%, 02/15/2020
   1,000,000  Texas State University System                            1,048,760
              Financing Revenue, Refunding,
              FSA,
              5.00%, 03/15/2020
   1,000,000  Ohio State Building Authority,                           1,062,500
              State Facilities Adult
              Correctional Projects,
              Series A, MBIA,
              5.00%, 04/01/2020
   1,705,000  Lower Colorado River                                     1,798,690
              Authority, Texas, Revenue,
              Refunding, MBIA,
              5.00%, 05/15/2020
   3,000,000  San Antonio, Texas, Water                                3,277,230
              System Revenue, Refunding,
              FSA,
              5.50%, 05/15/2020
   1,005,000  Regional Transportation                                  1,366,478
              Authority, Illinois, Series C,
              FGIC,
              7.75%, 06/01/2020
   8,140,000  Los Angeles Department of                                8,648,831
              Water & Power, Power System,
              California, Series A,
              Subseries A-2, MBIA,
              5.00%, 07/01/2020
  11,000,000  Metropolitan Atlanta Rapid                              11,688,930
              Transit Authority, Georgia,
              Sales Tax Revenue, Second
              Indenture, Series B, MBIA,
              5.10%, 07/01/2020
   1,785,000  Los Angeles Unified School                               1,934,601
              District, California,
              Series A, FSA,
              5.25%, 07/01/2020
   7,090,000  New Hampshire Health &                                   7,767,875
              Education Facilities Finance
              Authority, University System
              of New Hampshire, AMBAC,
              5.375%, 07/01/2020
   4,000,000  Kentucky State Property &                                4,612,360
              Buildings Commission, Project
              No. 76, AMBAC, Refunding,
              5.50%, 08/01/2020
   3,090,000  Mobile, Alabama, AMBAC,                                  3,338,869
              5.25%, 08/15/2020
   5,300,000  West Virginia University,                                5,647,415
              Revenue, Refunding, West
              Virginia University Projects,
              Series B, FGIC,
              5.00%, 10/01/2020
   4,155,000  Allegheny County,                                        4,445,559
              Pennsylvania, Series C-57, FGIC,
              5.00%, 11/01/2020
   5,845,000  New Orleans, Louisiana,                                  6,297,695
              Refunding, MBIA,
              5.25%, 12/01/2020
   3,135,000  Illinois State, Dedicated Tax                            3,745,228
              Revenue, Civic Center, AMBAC,
              6.25%, 12/15/2020
   4,970,000  South Carolina State Public                              5,241,064
              Service Authority, Revenue,
              Refunding, Series D, FSA,
              5.00%, 01/01/2021
  10,985,000  Orange County, Florida, Sales                           11,733,078
              Tax Revenue, Series A, FGIC,
              5.125%, 01/01/2021
  12,390,000  South Carolina State Public                             13,495,064
              Service Authority, Revenue,
              Refunding, Series 2005A, FGIC,
              5.25%, 01/01/2021
   2,760,000  New York City Transitional                               2,966,089
              Finance Authority, New York,
              Future Tax Secured, Series E,
              MBIA,
              5.25%, 02/01/2021
   2,540,000  Hawaii State, Series CX, FSA,                            2,768,600
              5.50%, 02/01/2021
   3,000,000  Arlington Independent School                             3,122,070
              District, Texas, PSF
              Guaranteed,
              5.00%, 02/15/2021
   4,000,000  Chicago, Illinois, Public                                4,304,320
              Building Commission, Building
              Revenue, Chicago Transit
              Authority, AMBAC,
              5.25%, 03/01/2021
   4,700,000  New York State Thruway                                   4,998,403
              Authority, Highway & Bridge
              Trust Fund, Series A, MBIA,
              5.00%, 04/01/2021
   1,325,000  Ohio State Building Authority,                           1,407,813
              State Facilities Adult
              Correctional Projects,
              Series A, MBIA,
              5.00%, 04/01/2021


30    Sanford C. Bernstein Fund, Inc. -- 2005 Annual Report

================================================================================
Principal Amount              Description                           Market Value
================================================================================
$  2,465,000  Florida State Board of                                $  2,611,027
              Education, Refunding, Public
              Education, Series B, MBIA,
              5.00%, 06/01/2021
   7,000,000  MTA, New York, Service                                   7,367,220
              Contract, Refunding, Series A,
              FGIC,
              5.00%, 07/01/2021
  14,890,000  Puerto Rico Commonwealth,                               15,642,689
              Refunding, Public Improvement,
              Series C, FSA,
              5.00%, 07/01/2021 (c)
     730,000  New Jersey Healthcare                                      745,556
              Facilities Financing
              Authority, Revenue, Jersey
              City Medical Center, AMBAC, FHA,
              4.80%, 08/01/2021
   2,680,000  Harris County, Texas,                                    2,895,713
              Refunding, Toll Road, Senior
              Lien, FSA,
              5.375%, 08/15/2021
   5,540,000  New Jersey Economic                                      6,068,793
              Development Authority,
              Revenue, School Facilities
              Construction, Series I, FGIC,
              5.00%, 09/01/2021
   1,705,000  Illinois State, First Series, MBIA,                      1,841,366
              5.25%, 10/01/2021
   2,000,000  Sarasota County, Florida,                                2,159,960
              Utility System Revenue,
              Refunding, Series C, FGIC,
              5.25%, 10/01/2021
   5,875,000  Allegheny County,                                        6,249,179
              Pennsylvania, Series C-57, FGIC,
              5.00%, 11/01/2021
   3,000,000  Municipal Electric Authority,                            3,254,040
              Georgia, Unrefunded Balance,
              Combustion Turbine Project,
              Series A, MBIA,
              5.25%, 11/01/2021
   3,000,000  New Jersey State                                         3,258,960
              Transportation Trust Fund
              Authority, Transportation
              System, Series B, MBIA,
              5.00%, 12/15/2021
   1,460,000  Chicago, Illinois, Refunding                             1,553,688
              Project, Series B, FSA,
              5.00%, 01/01/2022
  15,620,000  Orange County, Florida, Sales                           16,673,569
              Tax Revenue, Series A, FGIC,
              5.125%, 01/01/2022
   3,170,000  King County, Washington, Sewer                           3,407,274
              Revenue, Refunding, Series A,
              FGIC,
              5.25%, 01/01/2022
   3,180,000  South Carolina State Public                              3,452,590
              Service Authority Revenue,
              Refunding, Series 2004A, FGIC,
              5.25%, 01/01/2022
   4,685,000  New York City Transitional                               5,034,829
              Finance Authority, New York,
              Future Tax Secured, Series E,
              MBIA,
              5.25%, 02/01/2022
   3,300,000  Fort Worth, Texas, Water &                               3,477,210
              Sewer Revenue, Refunding &
              Improvement, FSA,
              5.00%, 02/15/2022
   2,060,000  Forest Grove, Oregon,                                    2,150,722
              Refunding, Revenue & Campus
              Improvement, Pacific
              University, Series A, RADIAN,
              5.00%, 05/01/2022
   7,875,000  Honolulu City & County,                                  8,393,254
              Hawaii, Series A, MBIA,
              5.00%, 07/01/2022
   4,220,000  Laredo Independent School                                4,482,189
              District, Texas, Refunding,
              PSF Guaranteed,
              5.00%, 08/01/2022
   1,000,000  Yosemite, Community College                              1,066,280
              District, California, Election
              2004, Series A, FGIC,
              5.00%, 08/01/2022
   8,990,000  Allegheny County,                                        9,513,757
              Pennsylvania, Series C-57, FGIC,
              5.00%, 11/01/2022
   6,060,000  Central Puget Sound,                                     6,423,964
              Washington, Regional
              Transportation Authority,
              Sales & Use Tax Revenue,
              Series A, AMBAC,
              5.00%, 11/01/2022
  36,775,000  Regional Transportation                                 36,244,704
              District, Colorado,
              Certificates of Participation,
              Transit Vehicles, Series A,
              Remarketed, AMBAC,
              2.30%, 12/01/2022 (c)
   3,980,000  McGee-Creek Authority,                                   4,740,419
              Oklahoma, Water Revenue, MBIA,
              6.00%, 01/01/2023
   4,040,000  Irving Independent School                                4,265,392
              District, Texas, Refunding,
              PSF Guaranteed,
              5.00%, 02/15/2023
   3,455,000  Seguin Independent School                                3,617,834
              District, Texas, PSF
              Guaranteed,
              5.00%, 04/01/2023


                Schedule of Investments -- Diversified Municipal Portfolios   31

================================================================================
Principal Amount              Description                           Market Value
================================================================================
$  5,680,000  Seattle, Washington, Municipal                        $  5,981,835
              Light & Power, Revenue,
              Refunding & Improvement, FSA,
              5.00%, 08/01/2023
   2,770,000  Harris County, Texas,                                    2,982,653
              Refunding, Toll Road Senior
              Lien, FSA,
              5.375%, 08/15/2023
   2,000,000  Terrebonne Parish, Louisiana,                            2,152,320
              Waterworks District No. 001,
              Water Revenue, Series A,
              AMBAC,
              5.25%, 11/01/2023
   3,465,000  Jefferson County, Colorado,                              3,671,687
              School District No. R-001, FSA,
              5.00%, 12/15/2023
   6,025,000  Comal Independent School                                 6,302,572
              District, Texas, Refunding,
              Series A, PSF-Guaranteed,
              5.00%, 02/01/2024
   4,935,000  Washoe County School District,                           5,201,342
              Nevada, Refunding, School
              Building, Series A, MBIA,
              5.00%, 06/01/2024
   2,000,000  Harris County, Texas, Toll                               2,045,900
              Road Senior Lien, MBIA,
              5.00%, 08/15/2024
   3,750,000  Jefferson County, Colorado,                              3,973,688
              School District No. R-001, FSA,
              5.00%, 12/15/2024
   3,000,000  Orange County, Florida, School                           3,159,240
              Board Certificates of
              Participation, Series B, AMBAC,
              5.00%, 08/01/2025
   1,000,000  San Jose Unified School                                  1,058,830
              District, California, Election
              2002, Series B, FGIC,
              5.00%, 08/01/2025
   2,810,000  Hilliard School District,                                2,984,585
              Ohio, Refunding, School
              Construction, MBIA,
              5.00%, 12/01/2025
   3,000,000  Hillsborough County School                               3,167,910
              Board, Florida, Certificates
              of Participation, Series A, MBIA,
              5.00%, 07/01/2026
   4,905,000  Los Angeles, California, Waste                           5,142,991
              Water System Revenue,
              Refunding, Subordinated
              Series A, MBIA,
              5.00%, 06/01/2027
   1,000,000  Fremont Unified School                                   1,055,540
              District, Alameda County,
              California, Election 2002,
              Series B, FSA,
              5.00%, 08/01/2027
   9,645,000  Central Puget Sound,                                    10,146,733
              Washington, Regional
              Transportation Authority,
              Sales & Use Tax Revenue,
              Series A, AMBAC,
              5.00%, 11/01/2027
  18,445,000  San Antonio, Texas, Hotel                               19,262,851
              Occupancy Revenue, Refunding,
              Subordinated Lien, Series B,
              AMBAC,
              5.00%, 08/15/2034
  14,555,000  New Jersey State Turnpike                               14,468,834
              Authority, Revenue, Series A,
              AMBAC,
              3.15%, 01/01/2035                                   --------------
Total Insured (Cost $1,464,325,122)                                1,482,344,284
                                                                  --------------
================================================================================
TAX SUPPORTED:                                                            31.96%
--------------------------------------------------------------------------------
State General Obligations: 13.45%
   2,680,000  Florida State Board of                                   2,699,805
              Education, Public Education,
              Capital Outlay, Series C,
              4.00%, 06/01/2006
   2,540,000  Florida State Board of                                   2,575,128
              Education, Capital Outlay,
              Public Education, Series B,
              5.00%, 06/01/2006
   2,450,000  Ohio State Highway Capital                               2,525,803
              Improvement, Series F,
              5.00%, 05/01/2007
   1,455,000  Florida State Board of                                   1,501,836
              Education, Capital Outlay,
              Public Education, Series B,
              5.00%, 06/01/2007
   4,340,000  California State,                                        4,527,575
              5.00%, 03/01/2008
   2,600,000  Georgia State, Series A,                                 2,798,588
              6.25%, 04/01/2008
  11,020,000  California State,                                       11,543,670
              5.00%, 06/01/2008
   1,770,000  Georgia State, Series D,                                 1,942,841
              6.70%, 08/01/2008
   8,765,000  California State,                                        9,491,794
              6.10%, 10/01/2008
   6,440,000  Massachusetts State,                                     6,832,969
              Consolidated Loan, Series C,
              5.25%, 12/01/2008
   4,380,000  Delaware State, Series A,                                4,637,150
              5.00%, 01/01/2009
   4,685,000  Massachusetts State,                                     4,970,598
              Refunding, Series A,
              5.25%, 01/01/2009
   3,890,000  Massachusetts State,                                     4,156,815
              Consolidated Loan, Series E,
              5.50%, 01/01/2009


32    Sanford C. Bernstein Fund, Inc. -- 2005 Annual Report

================================================================================
Principal Amount              Description                           Market Value
================================================================================
$  2,110,000  Pennsylvania State, First                             $  2,227,865
              Series,
              5.00%, 01/15/2009
  24,770,000  Pennsylvania State, Refunding                           26,357,262
              & Projects, First Series,
              5.25%, 02/01/2009 (b)
  14,855,000  Texas State, Series B,                                  15,750,905
              5.125%, 10/01/2009
  14,010,000  Massachusetts State,                                    15,184,598
              Refunding, Series A,
              5.50%, 01/01/2010
  64,710,000  Maryland State, Refunding,                              69,374,297
              5.00%, 02/01/2010 (b)
   1,110,000  New Jersey State,                                        1,204,772
              5.50%, 02/01/2010
   6,185,000  Massachusetts State,                                     6,833,868
              Consolidated Loan, Series A,
              6.00%, 02/01/2010
  30,840,000  North Carolina State,                                   33,037,658
              Refunding,
              5.00%, 03/01/2010
   3,115,000  California State,                                        3,356,755
              5.25%, 03/01/2010
   2,225,000  Massachusetts Bay                                        2,439,090
              Transportation Authority,
              Series A,
              5.75%, 03/01/2010
   2,275,000  Ohio State, Community Schools,                           2,433,613
              Series A,
              5.00%, 03/15/2010
   6,565,000  California State,                                        7,030,984
              5.00%, 06/01/2010
   4,500,000  Pennsylvania State,                                      4,915,665
              Second Series,
              5.50%, 06/01/2010
   1,355,000  Minnesota State,                                         1,458,739
              5.00%, 08/01/2010
   1,490,000  Georgia State, Series C,                                 1,685,100
              6.25%, 08/01/2010
   1,220,000  Massachusetts State, Series A,                           1,337,022
              5.50%, 01/01/2011
   1,040,000  California State,                                        1,115,629
              5.00%, 02/01/2011
   1,845,000  Ohio State, Higher Education,                            1,987,526
              Series B,
              5.00%, 02/01/2011
  15,760,000  California State,                                       17,624,723
              6.00%, 02/01/2011
  24,165,000  North Carolina State, Public                            26,700,875
              Improvement, Series A,
              5.50%, 03/01/2011
   2,960,000  Ohio State, Highway Capital                              3,193,810
              Improvement, Series H,
              5.00%, 05/01/2011
   2,150,000  California State, Various Purpose,                       2,315,228
              5.00%, 06/01/2011
  11,075,000  Pennsylvania State,                                     12,086,258
              Third Series,
              5.25%, 07/01/2011
  11,270,000  Maryland State, State & Local                           12,233,247
              Facilities Loan, First Series,
              5.00%, 08/01/2011
   3,560,000  Pennsylvania State,                                      3,842,557
              Third Series,
              5.00%, 09/01/2011
   1,785,000  Ohio State, Common Schools,                              1,930,531
              Series B,
              5.00%, 09/15/2011
   9,710,000  Florida State Board of                                  10,491,170
              Education, Series B,
              5.00%, 01/01/2012
     825,000  California State,                                          888,294
              5.00%, 02/01/2012
   3,780,000  Massachusetts Bay                                        4,112,640
              Transportation Authority,
              Series A,
              5.50%, 03/01/2012
   1,000,000  Georgia State, Series B,                                 1,144,160
              6.00%, 03/01/2012
   5,305,000  Florida State Board of                                   5,757,198
              Education, Public Education,
              Series A,
              5.00%, 06/01/2012
   9,315,000  Massachusetts State,                                    10,062,063
              Consolidated Loan, Series A,
              5.00%, 08/01/2012
  17,315,000  Massachusetts State,                                    18,703,663
              Consolidated Loan, Series B,
              5.00%, 08/01/2012
  15,725,000  Florida State Board of                                  17,063,984
              Education, Series A,
              5.00%, 01/01/2013
   5,000,000  North Carolina State, Public                             5,542,250
              Improvement, Series A,
              5.25%, 03/01/2013
   6,635,000  North Carolina State, Public                             7,249,070
              Improvement, Series B,
              5.00%, 04/01/2013
   5,855,000  North Carolina State,                                    6,396,880
              Refunding, Series B,
              5.00%, 04/01/2013
     990,000  Florida State Board of                                   1,261,250
              Education, Capital Outlay,
              Unrefunded Balance,
              9.125%, 06/01/2014
   2,875,000  Texas State,                                             3,016,306
              5.25%, 08/01/2021                                     ------------
Total State General Obligations (Cost $431,755,265)                  429,552,077
                                                                    ------------


                Schedule of Investments -- Diversified Municipal Portfolios   33

================================================================================
Principal Amount              Description                           Market Value
================================================================================
Local General Obligations: 6.04%
$  3,660,000  New York City, New York,                              $  3,723,721
              Series I,
              6.25%, 04/15/2006
   6,235,000  New York City, New York,                                 6,340,371
              Series G,
              5.00%, 08/01/2006
   3,205,000  Carrollton, Texas, Refunding &                           3,316,534
              Improvement,
              5.00%, 08/15/2007
   2,620,000  Jersey City, New Jersey,                                 2,768,554
              Series A,
              6.00%, 10/01/2007
   2,000,000  McLean County Public Building                            2,165,700
              Commission, Illinois,
              7.25%, 11/01/2007
   1,275,000  Phoenix, Arizona, Refunding,                             1,337,399
              Series A,
              5.00%, 07/01/2008
   2,585,000  Broward County, Florida,                                 2,731,027
              Refunding, Series B,
              5.00%, 01/01/2009
   2,000,000  Charlotte, North Carolina,                               2,087,660
              Series B,
              4.50%, 02/01/2009
   1,660,000  Charlotte, North Carolina,                               1,758,770
              Refunding,
              5.00%, 02/01/2009
   2,665,000  Dallas, Texas,                                           2,726,375
              4.00%, 02/15/2009
   3,355,000  Dallas County Community                                  3,541,471
              College District, Texas,
              Maintenance Tax Notes,
              5.00%, 02/15/2009
   3,060,000  Horry County School District,                            3,239,346
              South Carolina, Series A,
              SCSDE,
              5.00%, 03/01/2009
   6,910,000  Du Page County Water                                     7,354,244
              Commission, Illinois,
              Refunding,
              5.25%, 03/01/2009
   3,750,000  New York City, New York,                                 3,964,575
              Series G,
              5.00%, 08/01/2009
   3,735,000  New York City, New York,                                 3,948,717
              Series I,
              5.00%, 08/01/2009
   8,500,000  New York City, New York,                                 9,061,935
              Series B,
              5.25%, 08/01/2009
   2,255,000  Seattle, Washington,                                     2,399,861
              Refunding,
              5.00%, 01/01/2010
   1,020,000  Indianapolis Local Public                                1,046,591
              Improvement Bond Bank,
              Indiana, Series B,
              5.00%, 02/01/2010
   5,000,000  Du Page County Water                                     5,388,050
              Commission, Illinois,
              Refunding,
              5.25%, 03/01/2010
   6,350,000  Fairfax County, Virginia,                                6,884,733
              Refunding & Public
              Improvement, Series A,
              5.25%, 04/01/2010
  14,095,000  New York City, New York,                                15,012,162
              Series B,
              5.00%, 08/01/2010
   4,520,000  New York City, New York,                                 4,814,116
              Series I,
              5.00%, 08/01/2010
   1,170,000  Austin, Texas, Public                                    1,280,928
              Improvement,
              5.75%, 09/01/2010
   7,360,000  New York City, New York,                                 7,872,551
              Refunding, Series G,
              5.00%, 08/01/2011
   3,330,000  New York City, New York,                                 3,561,901
              Series H,
              5.00%, 08/01/2011
  20,665,000  New York City, New York,                                22,167,552
              Series G,
              5.00%, 08/01/2012
     140,000  New York City, New York,                                   143,800
              Series I,
              5.875%, 03/15/2013
   2,000,000  Walled Lake Consolidated                                 2,207,220
              School District, Michigan,
              Q-SBLF,
              5.75%, 05/01/2013
   2,285,000  Shelby County, Tennessee,                                2,505,959
              Public Improvement, Series A,
              5.625%, 04/01/2014
   2,965,000  Montgomery County, Maryland,                             3,242,494
              Public Improvement, Series A,
              5.00%, 02/01/2016
   1,000,000  Harris County, Texas, Toll                               1,033,010
              Road,
              5.125%, 08/15/2017
   5,285,000  Horry County School District,                            5,779,253
              South Carolina, Series A,
              SCSDE,
              5.375%, 03/01/2018
     920,000  Harris County, Texas,                                    1,001,586
              Unrefunded Balance,
              5.375%, 10/01/2018
   1,880,000  Harris County, Texas, Flood                              2,047,076
              Control District, Refunding,
              Series A,
              5.25%, 10/01/2020


34    Sanford C. Bernstein Fund, Inc. -- 2005 Annual Report

================================================================================
Principal Amount              Description                           Market Value
================================================================================
$  1,000,000  Sacramento City Finance                             $    1,107,710
              Authority, California, Lease
              Revenue, Series B,
              5.40%, 11/01/2020
   6,735,000  Du Page County, Illinois, Jail                           7,670,963
              Project,
              5.60%, 01/01/2021
   1,920,000  Du Page County, Illinois,                                2,186,822
              Stormwater Project,
              5.60%, 01/01/2021
   2,160,000  Beachwood City School                                    2,380,946
              District, Ohio, Refunding &
              Improvement,
              5.50%, 12/01/2021
   4,745,000  Harris County, Texas, Flood                              5,129,582
              Control District, Refunding,
              Series A,
              5.25%, 10/01/2022
   5,000,000  Chester County, Pennsylvania,                            5,313,450
              5.00%, 11/15/2022
   5,255,000  Harris County, Texas, Flood                              5,664,575
              Control District, Refunding,
              Series A,
              5.25%, 10/01/2023
  14,000,000  Harris County, Texas,                                   15,080,240
              Refunding, Permanent
              Improvement, Series A,
              5.25%, 10/01/2024                                   --------------
Total Local General Obligations(Cost $189,799,838)                   192,989,530
                                                                  --------------
Tax Lease: 3.65%
   1,000,000  New York State Dormitory                                 1,021,550
              Authority, State University,
              Series A,
              6.50%, 05/15/2006
   9,135,000  New Jersey State Certificates                            9,417,454
              of Participation, Equipment
              Lease Purchase, Series A,
              5.00%, 06/15/2007 (d)
   1,000,000  New York State Dormitory                                 1,045,680
              Authority, City University,
              Series A,
              5.75%, 07/01/2007
   7,515,000  New York State Thruway                                   7,832,283
              Authority, Service Contract
              Revenue, Local Highway &
              Bridge, Series A,
              5.00%, 03/15/2008
   7,185,000  Tobacco Settlement Financing                             7,504,014
              Corp., New York, Tobacco
              Asset-Backed Bonds,
              Series A-1,
              5.00%, 06/01/2008
   5,000,000  Charlotte, North Carolina,                               5,281,450
              Certificates of Participation,
              Equipment Acquisition Project,
              Series B,
              5.00%, 03/01/2009
   4,445,000  Virginia College Building                                4,756,106
              Authority, Educational
              Facilities Revenue, 21st
              Century College & Equipment,
              5.00%, 02/01/2010
   2,160,000  New York State Dormitory                                 2,288,110
              Authority, Revenue, Mental
              Health Facilities Improvement,
              Series B,
              5.00%, 02/15/2010
   6,200,000  Virginia Public School                                   6,788,690
              Authority, School Financing
              1997, Series B,
              5.50%, 08/01/2010
   5,215,000  Michigan Municipal Bond                                  5,659,787
              Authority, Revenue, Refunding,
              School Loan, Series A,
              5.25%, 12/01/2010
   6,600,000  Virginia College Building                                7,123,182
              Authority, Educational
              Facilities Revenue,
              Refunding-21st Century College
              Project, Series B,
              5.00%, 02/01/2011
   5,545,000  Virginia Commonwealth, Board                             6,061,849
              of Transportation, Revenue,
              Refunding, U.S Route 58
              Corridor Development,
              Series B,
              5.25%, 05/15/2011
  11,270,000  Tobacco Settlement Financing                            11,415,496
              Corp., New York, Tobacco
              Asset-Backed Bonds,
              Series A-1,
              5.00%, 06/01/2011
   2,375,000  Virginia State Public Building                           2,572,766
              Authority, Facilities Revenue,
              Refunding, Series D,
              5.00%, 08/01/2011
   8,650,000  Tobacco Settlement Financing                             8,775,079
              Corp., New York, Tobacco
              Asset-Backed Bonds,
              Series A-1,
              5.25%, 06/01/2012
   4,295,000  North Carolina Infrastructure                            4,658,658
              Finance Corp., Certificates of
              Participation, Capital
              Improvement, Series A,
              5.00%, 02/01/2013


                Schedule of Investments -- Diversified Municipal Portfolios   35

================================================================================
Principal Amount              Description                           Market Value
================================================================================
$  1,280,000  New York State Dormitory                            $    1,414,886
              Authority, City University,
              Series A,
              5.75%, 07/01/2013
  16,495,000  Tobacco Settlement Financing                            17,628,701
              Corp., New York, Tobacco
              Asset-Backed Settlement,
              Series B-1,
              5.50%, 06/01/2014
   1,955,000  Jackson County, Missouri,                                2,036,524
              Public Building Corp.,
              Leasehold Revenue, Capital
              Improvements Project,
              5.00%, 12/01/2025
   2,975,000  New York State Urban                                     3,117,800
              Development Corp.,
              Correctional & Youth
              Facilities, Service Contract
              Revenue, Series A,
              5.00%, 01/01/2027                                   --------------
Total Tax Lease (Cost $116,676,629)                                  116,400,065
                                                                  --------------
Special Tax: 8.63%
   8,380,000  Quarry Community Development                             8,388,296
              District, Florida, Special
              Assessment, Bond Anticipation
              Notes,
              5.00%, 11/01/2005
   2,060,000  Chicago, Illinois, Tax                                   2,064,738
              Increment Allocation,
              Subordinated Central Loop
              Redevelopment, Series A,
              6.50%, 12/01/2005
     325,000  Capital Region Community                                   326,615
              Development District, Florida,
              Revenue, Capital Improvement,
              Series B,
              5.95%, 05/01/2006
   4,085,000  Monterra Community Development                           4,093,783
              District, Florida, Revenue,
              Bond Anticipation Notes,
              5.00%, 06/01/2006
     375,000  Vistancia Community Facilities                             375,806
              District, Arizona,
              4.25%, 07/15/2006
   3,860,000  Shingle Creek, Florida, Bond                             3,868,415
              Anticipation Notes,
              5.125%, 08/01/2006
   1,500,000  Connecticut State, Special Tax                           1,540,125
              Obligation Revenue, Series B,
              6.00%, 09/01/2006
   1,310,000  Dove Mountain Resort Community                           1,317,126
              Facilities District, Arizona,
              Assessment Lien,
              6.00%, 12/01/2006
     145,000  Double Branch Community                                    145,750
              Development District, Florida,
              Special Assessment,
              Series B-1,
              5.60%, 05/01/2007
     310,000  Vizcaya Community Development                              312,570
              District, Florida, Special
              Assessment,
              5.90%, 05/01/2007
   1,020,000  Las Vegas Special Improvement                            1,050,824
              District No. 808, Summerlin
              Area, Nevada, Local
              Improvement Bonds,
              5.50%, 06/01/2007
   2,760,000  California Economic Recovery,                            2,856,986
              Series A,
              5.00%, 07/01/2007
     300,000  Vistancia Community Facilities                             301,605
              District, Arizona,
              4.75%, 07/15/2007
     845,000  Clark County, Nevada,                                      852,411
              Improvement District,
              Summerlin, No. 151,
              3.50%, 08/01/2007 (e)
   1,095,000  Connecticut State Special Tax                            1,139,030
              Obligation Revenue, Series A,
              5.25%, 09/01/2007
   2,030,000  Meadow Pointe IV Community                               2,040,211
              Development District, Florida,
              Capital Improvement Revenue,
              Series B,
              5.125%, 11/01/2007
     650,000  Reunion East Community                                     659,054
              Development District, Florida,
              Special Assessment, Series B,
              5.90%, 11/01/2007
   1,650,000  North Las Vegas Local                                    1,685,063
              Improvement District No. 60,
              Aliante, Nevada,
              4.25%, 12/01/2007
  19,085,000  Tax Exempt Municipal                                    19,084,618
              Infrastructure Improvement
              Trust, Maryland, Certificates
              Series 2004A, Class A,
              3.80%, 05/01/2008 (f)
   2,790,000  Live Oak Community                                       2,808,526
              Development District No. 001,
              Florida, Special Assessment,
              Series B,
              5.30%, 05/01/2008
     110,000  Stoneybrook Community                                      110,988
              Development District, Florida,
              Capital Improvement Revenue,
              Series B,
              5.70%, 05/01/2008


36    Sanford C. Bernstein Fund, Inc. -- 2005 Annual Report

================================================================================
Principal Amount              Description                           Market Value
================================================================================
$    175,000  Narcoossee Community                                  $    177,156
              Development District, Florida,
              Special Assessment, Series B,
              5.75%, 05/01/2008
     160,000  Waterchase Community                                       161,253
              Development District, Florida,
              Capital Improvement Revenue,
              Series B,
              5.90%, 05/01/2008
   1,655,000  Las Vegas Special Improvement                            1,664,831
              District No. 607, Nevada,
              Local Improvement Bonds,
              4.30%, 06/01/2008
   1,930,000  Gateway Services Community                               1,955,881
              Development District, Florida,
              Special Assessment,
              Stoneybrook Project,
              5.50%, 07/01/2008
     400,000  Vistancia Community Facilities                             403,892
              District, Arizona,
              5.00%, 07/15/2008
   5,647,000  Tax Exempt Municipal                                     5,536,658
              Infrastructure Improvement
              Trust, Maryland, Certificates
              Series 2004C, Class A,
              4.05%, 11/01/2008 (f)
  20,570,000  New York City Transitional                              21,694,150
              Finance Authority, New York,
              Future Tax Secured,
              Subseries D-1,
              5.00%, 11/01/2008
   2,345,000  Heritage Harbour South                                   2,348,189
              Community Development
              District, Florida, Special
              Assessment Revenue, Capital
              Improvement, Series B,
              5.40%, 11/01/2008
   1,900,000  North Las Vegas Local                                    1,960,515
              Improvement District No. 60,
              Aliante, Nevada,
              4.65%, 12/01/2008
   2,285,000  Henderson Local Improvement                              2,297,865
              Districts No. T-14, Nevada,
              4.35%, 03/01/2009
   1,430,000  Huntington Community                                     1,429,014
              Development District, Florida,
              Special Assessment, Series B,
              5.00%, 05/01/2009
   1,115,000  Meadow Pointe III Community                              1,117,230
              Development District, Florida
              Capital Improvement Revenue,
              Series B,
              5.00%, 05/01/2009
   3,200,000  Seven Oaks Community                                     3,209,632
              Development District II,
              Florida, Special Assessment
              Revenue, Series B,
              5.00%, 05/01/2009
   1,140,000  Middle Village Community                                 1,147,604
              Development District, Florida,
              Special Assessment, Series C,
              5.125%, 05/01/2009
   3,365,000  Overoaks Community Development                           3,377,282
              District, Florida, Capital
              Improvement Revenue, Series B,
              5.125%, 05/01/2009
   1,525,000  Bonita Springs, Florida,                                 1,546,670
              Vasari Community Development
              District Revenue, Capital
              Improvement, Series B,
              6.20%, 05/01/2009
     560,000  Greyhawk Landing Community                                 571,245
              Development District, Florida,
              Special Assessment Revenue,
              Series B,
              6.25%, 05/01/2009
      40,000  Saddlebrook Community                                       41,115
              Development District, Florida,
              Special Assessment, Series B,
              6.25%, 05/01/2009
  10,900,000  Tulsa County, Oklahoma,                                 11,521,736
              Industrial Authority, Capital
              Improvements Revenue, Series B,
              5.00%, 05/15/2009
   7,635,000  Katy, Texas, Development                                 7,923,374
              Authority Revenue, Metro
              Contract, Series A,
              5.75%, 06/01/2009
   1,150,000  Illinois State, Sales Tax                                1,167,193
              Revenue, Series U,
              5.00%, 06/15/2009
     500,000  Vistancia Community Facilities                             507,470
              District, Arizona,
              5.30%, 07/15/2009
     470,000  Clark County, Nevada,                                      469,483
              Improvement District,
              Summerlin, No. 151,
              3.95%, 08/01/2009 (e)
   1,000,000  Connecticut State, Special Tax                           1,103,210
              Obligation Series B,
              6.15%, 09/01/2009
     480,000  Heritage Isles Community                                   479,309
              Development District, Florida,
              Special Assessment, Series B,
              5.00%, 11/01/2009


                Schedule of Investments -- Diversified Municipal Portfolios   37

================================================================================
Principal Amount              Description                           Market Value
================================================================================
$  2,230,000  Live Oak Community                                    $  2,234,772
              Development District No. 002,
              Florida, Special Assessment,
              Series B,
              5.00%, 11/01/2009
   1,175,000  South Bay Community                                      1,179,818
              Development District, Florida,
              Capital Improvement Revenue,
              Series B-1,
              5.125%, 11/01/2009
     990,000  North Las Vegas Local                                    1,021,987
              Improvement District No. 60,
              Aliante, Nevada,
              5.00%, 12/01/2009
  11,750,000  California Economic Recovery,                           12,706,803
              Series A,
              5.25%, 01/01/2010
   3,775,000  New York City Transitional                               4,020,413
              Finance Authority, New York,
              Future Tax Secured, Series E,
              5.00%, 02/01/2010
   7,890,000  New York City Transitional                               8,407,268
              Finance Authority, New York,
              Future Tax, Series C,
              5.00%, 02/15/2010
   5,410,000  Paseo Community Development                              5,375,484
              District, Florida, Capital
              Improvement Revenue, Series B,
              4.875%, 05/01/2010
   2,090,000  Harbor Bay Community                                     2,150,589
              Development District, Florida,
              Capital Improvement Revenue,
              Series B,
              6.35%, 05/01/2010
   1,430,000  Tulsa County Industrial                                  1,525,581
              Authority, Oklahoma, Capital
              Improvements Revenue,
              Series B,
              5.00%, 05/15/2010
     500,000  Vistancia Community Facilities                             510,910
              District, Arizona,
              5.55%, 07/15/2010
   3,485,000  Clark County Special                                     3,507,234
              Improvement District No. 142,
              Nevada,
              5.00%, 08/01/2010
   2,000,000  Lake Ashton II, Community                                2,000,720
              Development District, Florida,
              Capital Improvement Revenue,
              Series B,
              4.875%, 11/01/2010
     555,000  Dupree Lakes Community                                     556,010
              Development District, Florida,
              Capital Improvement Revenue,
              5.00%, 11/01/2010
   6,760,000  Monterra Community Development                           6,763,853
              District, Florida, Special
              Assessment, Series B,
              5.00%, 11/01/2010
   9,520,000  California Economic Recovery,                           10,391,556
              Series A,
              5.25%, 01/01/2011
   1,700,000  Jefferson County, Alabama,                               1,815,991
              Limited Obligation, School
              Warrants, Series A,
              5.25%, 01/01/2011
   1,900,000  Meadow Woods Community                                   1,903,363
              Development District, Florida,
              Special Assessment, Series B,
              5.25%, 05/01/2011
   6,850,000  Hammock Bay Community                                    6,860,344
              Development District, Florida,
              Special Assessment Revenue,
              Series B,
              5.375%, 05/01/2011
   2,055,000  Las Vegas Special Improvement                            2,096,223
              District No. 607, Nevada,
              Local Improvement Bonds,
              5.15%, 06/01/2011
   2,355,000  Massachusetts Bay                                        2,543,447
              Transportation Authority,
              Massachusetts, Sales Tax
              Revenue, Refunding, Senior
              Series B,
              5.00%, 07/01/2011
   4,900,000  New York City Transitional                               5,286,561
              Finance Authority, New York,
              Future Tax Secured, Series B,
              5.00%, 08/01/2011
   1,605,000  Clark County Special                                     1,628,176
              Improvement District No. 142,
              Nevada,
              5.30%, 08/01/2011
   1,500,000  Venetian Community Development                           1,564,065
              District, Florida, Capital
              Improvement Revenue, Series B,
              5.95%, 05/01/2012
   2,000,000  Bonnet Creek Resort Community                            2,131,700
              Development District, Florida,
              Special Assessment,
              7.125%, 05/01/2012
   2,400,000  Miromar Lakes Community                                  2,538,792
              Development District, Florida,
              Capital Improvement Revenue,
              Series B,
              7.25%, 05/01/2012
   3,225,000  Illinois State, Sales Tax                                3,623,707
              Revenue, Series Q,
              6.00%, 06/15/2012

38    Sanford C. Bernstein Fund, Inc. -- 2005 Annual Report

================================================================================
Principal Amount              Description                           Market Value
================================================================================
$    810,000  Hot Springs, Arkansas, Sales &                        $    811,693
              Use Tax, Refunding &
              Improvement,
              4.125%, 07/01/2012
     180,000  Clark County, Nevada,                                      179,465
              Improvement District,
              Summerlin, No. 151,
              4.40%, 08/01/2012 (e)
   2,000,000  Chicago, Illinois, Kingsbury                             2,084,560
              Redevelopment Project,
              Series A,
              6.57%, 02/15/2013
   1,000,000  Henderson Local Improvement                              1,001,180
              Districts No. T-16, Nevada,
              4.75%, 03/01/2013
   2,900,000  South Bay Community                                      2,919,720
              Development District, Florida,
              Capital Improvement Revenue,
              Series B-2,
              5.375%, 05/01/2013
   5,385,000  Parkway Center Community                                 5,595,984
              Development District, Florida,
              Special Assessment, Refunding,
              Series B,
              5.625%, 05/01/2014
     625,000  Allegheny County,                                          645,219
              Pennsylvania, Redevelopment
              Authority, Revenue, Pittsburgh
              Mills Project,
              5.10%, 07/01/2014
   1,705,000  Dyer Redevelopment Authority,                            1,941,313
              Indiana, Economic Development
              Lease,
              6.875%, 07/15/2014
   3,525,000  Pingree Grove, Illinois,                                 3,551,755
              Special Service Area No. 1,
              Special Tax, Cambridge Lakes
              Project, Series 05-1,
              5.25%, 03/01/2015
   1,000,000  Tern Bay Community Development                             999,200
              District, Florida, Capital
              Improvement Revenue, Series B,
              5.00%, 05/01/2015
   2,735,000  Villages of Westport Community                           2,745,967
              Development District, Florida,
              Capital Improvement Revenue,
              Series A,
              5.125%, 05/01/2015
   2,315,000  Arizona Tourism & Sports                                 2,351,947
              Authority, Tax Revenue,
              Baseball Training Facilities
              Project,
              5.00%, 07/01/2015
   1,500,000  Arizona Tourism & Sports                                 1,523,940
              Authority, Tax Revenue,
              Baseball Training Facilities
              Project,
              5.00%, 07/01/2016
   1,565,000  Wyandotte County, Kansas City,                           1,588,772
              Unified Government, Special
              Obligation Revenue, Refunding,
              Sales Tax, 2nd Lien Area,
              Series B,
              4.75%, 12/01/2016
   3,561,000  Celebrate North Community                                3,684,175
              Development Authority,
              Virginia, Special Assessment
              Revenue Project, Series B,
              6.25%, 03/01/2018
   2,720,000  Dyer Redevelopment Authority,                            3,065,766
              Indiana, Economic Development
              Lease,
              6.55%, 07/15/2020
   2,715,000  Beacon Tradeport Community                               2,904,154
              Development District, Florida,
              Industrial Project, Series B,
              7.125%, 05/01/2022
   5,000,000  Westchester Community                                    5,219,600
              Development District No.1,
              Florida, Special Assessment,
              6.00%, 05/01/2023
   1,000,000  Allegheny County,                                        1,050,200
              Pennsylvania, Redevelopment
              Authority, Revenue, Pittsburgh
              Mills Project,
              5.60%, 07/01/2023
   1,315,000  Newberry Investing In Children                           1,363,116
              Education, South Carolina,
              Newberry County, School
              District Project,
              5.25%, 12/01/2023
   4,300,000  Midtown Miami Community                                  4,485,244
              Development District, Florida,
              Special Assessment Revenue,
              Series A,
              6.00%, 05/01/2024
   1,000,000  Newberry Investing In Children                           1,030,090
              Education, South Carolina,
              Newberry County, School
              District Project,
              5.25%, 12/01/2025
     500,000  Wheatlands Metropolitan                                    498,700
              District No. 2, Colorado,
              Limited Tax,
              6.00%, 12/01/2025


                Schedule of Investments -- Diversified Municipal Portfolios   39

================================================================================
Principal Amount              Description                           Market Value
================================================================================
$  1,140,000  New York City Transitional                          $    1,230,881
              Finance Authority, New York,
              Future Tax Secured, Series B,
              5.25%, 02/01/2029 (c)                               --------------
Total Special Tax (Cost $273,195,988)                                275,652,505
                                                                  --------------
Miscellaneous Tax: 0.19%
   5,325,000  Indianapolis Local Public                                5,951,966
              Improvement Bond Bank,
              Indiana, Series B,
              6.00%, 01/10/2013                                   --------------
Total Miscellaneous Tax (Cost $5,254,490)                              5,951,966
                                                                  --------------
Total Tax Supported (Cost $1,016,682,210)                          1,020,546,143
================================================================================
REVENUE:                                                                  11.94%
--------------------------------------------------------------------------------
Education--Other: 0.15%
   2,500,000  Pima County, Arizona,                                    2,493,625
              Industrial Development
              Authority, Education Revenue,
              Refunding, Horizon Community
              Learning Center,
              4.45%, 06/01/2014
   2,245,000  Red River, Texas, Education                              2,244,933
              Finance Revenue, Parish Day
              School Project, Series A,
              3.10%, 12/01/2031                                   --------------
Total Education--Other (Cost $4,735,954)                               4,738,558
                                                                  --------------
Electric Revenue: 4.44%
  19,620,000  Long Island Power Authority,                            19,880,946
              New York, Electric System
              Revenue, Series B,
              5.00%, 06/01/2006
   7,000,000  Long Island Power Authority,                             7,219,590
              New York, Electric System
              Revenue, Series A,
              5.00%, 06/01/2007
   3,500,000  Washington State, Public Power                           3,645,005
              Supply System Revenue, Nuclear
              Project No. 3, Series B,
              5.60%, 07/01/2007
   1,000,000  San Antonio, Texas, Electric &                           1,047,540
              Gas, Power System Revenue,
              5.25%, 02/01/2008
  24,025,000  California Department of Water                          25,393,704
              Resources, Power Supply
              Revenue, Series A,
              5.50%, 05/01/2008
   6,115,000  Long Island Power Authority,                             6,350,122
              New York, Electric System
              Revenue, Series A,
              5.00%, 06/01/2008
   2,370,000  Salt River Agricultural                                  2,503,881
              Improvement & Power District,
              Arizona, Power Distribution
              Electric System, Revenue,
              Refunding, Salt River Project,
              Series A,
              5.00%, 01/01/2009
   3,810,000  North Carolina Eastern                                   4,073,690
              Municipal Power Agency, Power
              System Revenue, Series B,
              6.125%, 01/01/2009
   4,130,000  San Antonio, Texas, Electric &                           4,390,603
              Gas, Refunding System,
              5.25%, 02/01/2009
   8,515,000  California Department of Water                           9,144,088
              Resources, Power Supply
              Revenue, Series A,
              5.50%, 05/01/2009
   4,280,000  Midland County, Michigan,                                4,473,627
              Economic Development Corp.,
              Pollution Control Revenue,
              Series A, AMT,
              6.875%, 07/23/2009
   7,130,000  Salt River Agricultural                                  7,617,122
              Improvement & Power District,
              Arizona, Power Distribution
              Electric System, Revenue,
              Refunding, Salt River Project,
              Series A,
              5.00%, 01/01/2010
   2,875,000  Salt River Agricultural                                  3,071,420
              Improvement & Power District,
              Arizona, Power Distribution
              Electric System, Revenue,
              Refunding, Salt River Project,
              Series C,
              5.00%, 01/01/2010
   1,115,000  San Antonio, Texas, Electric &                           1,211,124
              Gas, Refunding System,
              5.50%, 02/01/2010
   2,765,000  North Carolina Eastern                                   2,918,706
              Municipal Power Agency, Power
              System Revenue, Refunding,
              Series C,
              5.25%, 01/01/2011
   3,570,000  North Carolina Eastern                                   3,810,190
              Municipal Power Agency, Power
              System Revenue, Refunding,
              Series A,
              5.50%, 01/01/2011
  10,000,000  North Carolina Municipal Power                          10,895,200
              Agency No. 1, Catawba Electric
              Revenue, Series A,
              5.50%, 01/01/2012


40    Sanford C. Bernstein Fund, Inc. -- 2005 Annual Report

================================================================================
Principal Amount              Description                           Market Value
================================================================================
$  2,395,000  Minnesota State, Municipal                          $    2,494,057
              Power Agency, Electric
              Revenue,
              4.50%, 10/01/2012
   2,395,000  Seattle, Washington, Municipal                           2,625,950
              Light & Power Revenue,
              5.625%, 12/01/2012
   3,640,000  North Carolina Municipal Power                           3,987,183
              Agency No. 1, Catawba Electric
              Revenue, Series A,
              5.50%, 01/01/2013
     630,000  North Carolina Eastern                                     697,511
              Municipal Power Agency, Power
              System Revenue, Series D,
              6.45%, 01/01/2014
   2,345,000  Seattle, Washington, Municipal                           2,566,509
              Light & Power Revenue,
              5.625%, 12/01/2014
   1,850,000  Seattle, Washington, Municipal                           2,003,920
              Light & Power Revenue,
              5.625%, 12/01/2016
   1,880,000  North Carolina Eastern                                   1,991,409
              Municipal Power Agency, Power
              System Revenue, Series B,
              5.70%, 01/01/2017
   2,500,000  San Antonio, Texas, Electric &                           2,736,950
              Gas, Power System Revenue,
              5.375%, 02/01/2020
   4,815,000  Orlando Utilities Commission,                            5,197,359
              Florida, Water & Electric
              Revenue,
              5.25%, 10/01/2020                                   --------------
Total Electric Revenue (Cost $139,364,847)                           141,947,406
                                                                  --------------
Health Care Revenue: 1.79%
   3,285,000  Indiana Health Facility                                  3,377,933
              Financing Authority Revenue,
              Ascension Health Subordinated
              Credit, Series A,
              5.00%, 05/01/2007
     730,000  Connecticut State Health &                                 737,497
              Educational Facility Authority
              Revenue, Hospital for Special
              Care, Series B,
              5.125%, 07/01/2007
   2,090,000  Cuyahoga County, Ohio,                                   2,222,464
              Hospital Facilities Revenue,
              Canton Incorporated Project,
              6.75%, 01/01/2010
   3,215,000  Chattanooga Health,                                      3,390,732
              Educational & Housing Facility
              Board, Tennessee, Catholic
              Health Initiatives, Series A,
              5.375%, 12/01/2011
  1,240,000  Kentucky Economic Development                             1,307,778
              Finance Authority, Revenue,
              Catholic Health Initiatives,
              Series A,
              5.375%, 12/01/2011
   2,770,000  Saint Paul, Minnesota, Housing                           2,839,887
              & Redevelopment Authority,
              Hospital Revenue, Healtheast
              Project,
              5.15%, 11/15/2020
   1,320,000  Chester County Health &                                  1,406,434
              Education Facilities
              Authority, Pennsylvania,
              Hospital Revenue, Chester
              County Hospital, Series A,
              6.75%, 07/01/2021
   1,750,000  Saint Paul, Minnesota, Housing                           1,877,470
              & Redevelopment Authority,
              Hospital Revenue, Healtheast
              Project,
              5.75%, 11/15/2021
   3,020,000  Allegheny County Hospital                                3,611,980
              Development Authority,
              Pennsylvania, Revenue, West
              Pennsylvania Health System,
              Series B,
              9.25%, 11/15/2022
   9,230,000  Jacksonville, Florida,                                   9,308,547
              Economic Development
              Commission, Healthcare
              Facilities Revenue, Series B,
              4.00%, 09/01/2023
   6,990,000  Miami Beach, Florida, Health                             7,825,864
              Facilities Authority Hospital
              Revenue, Refunding, Mount
              Sinai Medical Center,
              6.75%, 11/15/2024
   6,560,000  California Statewide                                     6,609,791
              Communities Development
              Authority, Revenue, Kaiser
              Permanente, Series E,
              3.875%, 04/01/2032
  12,665,000  California Statewide                                    12,506,688
              Communities Development
              Authority, Revenue, Kaiser
              Permanente, Series F,
              2.30%, 04/01/2033                                   --------------
Total Health Care Revenue (Cost $55,296,231)                          57,023,065
                                                                  --------------
Higher Education Revenue: 0.19%
      75,000  Virginia Polytechnic                                        77,540
              Institute, State University,
              Revenue, Unrefunded Balance,
              Series A,
              5.25%, 06/01/2008


                Schedule of Investments -- Diversified Municipal Portfolios   41

================================================================================
Principal Amount              Description                           Market Value
================================================================================
$  1,260,000  Texas A & M University,                             $    1,361,380
              Revenue, Financing System,
              Series B,
              5.00%, 05/15/2012
   1,165,000  Vermont Educational & Health                             1,214,419
              Buildings Financing Agency,
              Revenue, Norwich University
              Project,
              5.50%, 07/01/2018
   2,820,000  Massachusetts Health &                                   3,512,592
              Educational Facilities
              Authority, Revenue, Harvard
              University, Series N,
              6.25%, 04/01/2020                                   --------------
Total Higher Education Revenue(Cost $5,481,960)                        6,165,931
                                                                  --------------
Toll Revenue: 0.73%
   4,000,000  Pocahontas Parkway                                       2,363,200
              Association, Virginia Toll
              Road Revenue, Capital
              Appreciation, Senior Series B,
              0.00%, 08/15/2015
  19,835,000  Triborough Bridge & Tunnel                              20,963,215
              Authority, New York, Toll
              Revenue, Series B,
              5.00%, 11/15/2020                                   --------------
Total Toll Revenue (Cost $22,824,379)                                 23,326,415
                                                                  --------------
Water/Sewer Revenue: 2.51%
  20,085,000  Logan/Todd Regional Water                               20,303,725
              Commission, Kentucky, Revenue,
              Refunding,
              4.00%, 02/01/2007
   2,000,000  Indiana Bond Bank, Revenue,                              2,081,680
              Series B,
              5.00%, 02/01/2008
   5,000,000  Todd Creek Farms, Metropolitan                           4,918,700
              District No. 1, Colorado,
              Water Revenue, Refunding &
              Improvement,
              4.75%, 12/01/2009
   1,940,000  Massachusetts Water Pollution                            2,090,311
              Abatement Trust, Pool Program
              Bonds, Series 7,
              5.25%, 02/01/2010
   2,230,000  Texas State Water Development                            2,272,950
              Board, Revenue, Revolving
              Senior Lien, Series A,
              5.50%, 07/15/2010
   5,045,000  Minnesota Public Facilities                              5,440,377
              Authority, Water Pollution
              Control, Revenue, Refunding,
              Series D,
              5.00%, 03/01/2011
   1,525,000  Arizona Water Infrastructure                             1,675,746
              Finance Authority, Revenue,
              Water Quality, Series A,
              5.75%, 10/01/2011
   3,620,000  Dallas, Texas, Waterworks &                              3,831,553
              Sewer System, Revenue,
              5.00%, 10/01/2013
      55,000  Massachusetts Water Pollution                               61,628
              Abatement Trust, Series B,
              5.25%, 08/01/2014
   7,765,000  Guam Government, Waterworks                              7,727,340
              Authority, Certificates of
              Participation,
              5.18%, 07/01/2015
   3,460,000  Massachusetts Water Pollution                            3,673,413
              Abatement Trust, New Bedford
              Program, Series A,
              5.125%, 02/01/2016
   3,500,000  Ohio State Water Development                             3,856,335
              Authority, Pollution Control,
              Revenue,
              5.25%, 06/01/2017
   6,850,000  Ohio State Water Development                             7,547,398
              Authority, Pollution Control,
              Revenue,
              5.25%, 12/01/2017
   3,460,000  Michigan Municipal Bond                                  3,767,594
              Authority, Revenue, Drinking
              Water Revolving Fund,
              5.25%, 10/01/2018
   1,160,000  Tampa, Florida, Water & Sewer,                           1,261,187
              Revenue, Refunding, Series A,
              5.25%, 10/01/2018
   4,500,000  Michigan Municipal Bond                                  4,900,050
              Authority, Revenue, Clean
              Water State Revolving Fund,
              5.25%, 10/01/2019
   4,325,000  Michigan Municipal Bond                                  4,745,217
              Authority, Revenue, Clean
              Water State Revolving Fund,
              5.375%, 10/01/2021                                  --------------
Total Water/Sewer Revenue (Cost $78,641,972)                          80,155,204
                                                                  --------------
Miscellaneous Revenue: 0.41%
   1,540,000  Broward County, Florida,                                 1,570,954
              Resource Recovery, Revenue,
              Refunding, Wheelabrator South,
              Series A,
              5.00%, 12/01/2006
   1,700,000  Mashantucket Western Pequot                              1,794,469
              Tribe, Connecticut, Special
              Revenue, Sub Series B,
              5.55%, 09/01/2008 (f)


42    Sanford C. Bernstein Fund, Inc. -- 2005 Annual Report

================================================================================
Principal Amount              Description                           Market Value
================================================================================
$  3,510,000  Broad Street Community                               $   3,883,394
              Development Authority,
              Virginia, Revenue,
              7.125%, 06/01/2015
   4,735,000  Port Authority Columbiana                                4,776,194
              County, Ohio, Solid Waste
              Facilities Revenue, Liberty
              Waste, Series A,
              7.00%, 08/01/2021
     900,000  Louisiana Local Government                                 950,517
              Environmental Facilities &
              Community Development
              Authority, Revenue, Air Cargo,
              6.65%, 01/01/2025                                   --------------
Total Miscellaneous Revenue(Cost $12,423,503)                         12,975,528
                                                                  --------------
Industrial Development/Pollution Control
Revenue: 1.72%
   1,115,000  Richland County, South                                   1,126,440
              Carolina, Environmental
              Improvement Revenue,
              International Paper Co.
              Projects, Series A,
              4.25%, 10/01/2007
   3,000,000  Russell County, Virginia,                                2,970,240
              Industrial Development
              Authority, Pollution Control
              Revenue, Appalachian Power Co.
              Project, Series I,
              2.70%, 11/01/2007 (c)
   6,100,000  Springfield Airport Authority,                           6,245,851
              Illinois, Garrett Aviation
              Services Project,
              4.40%, 02/01/2008
   3,600,000  Chesapeake, Virginia,                                    3,644,532
              Industrial Development
              Authority, Revenue, Pollution
              Control Project,
              5.25%, 02/01/2008 (c)
   7,220,000  Gulf Coast Waste Disposal                                7,208,520
              Authority, Texas, Waste
              Management, Series D,
              3.20%, 04/01/2012 (c)
     670,000  Franklin, Wisconsin, Solid                                 670,536
              Waste Disposal Revenue, Waste
              Management,
              3.625%, 04/01/2016 (c)
   4,465,000  Dickinson County Economic                                4,795,901
              Development Corp., Michigan,
              Environmental Improvement
              Revenue, International Paper
              Co. Project, Series A,
              5.75%, 06/01/2016
   2,500,000  Pennsylvania Economic                                    2,493,425
              Development Financing
              Authority, Solid Waste
              Disposal Revenue, Waste
              Management Inc. Project,
              Series A, AMT,
              3.25%, 11/01/2021 (c)
   5,305,000  Oklahoma Development Finance                             5,293,859
              Authority, Revenue, Solid
              Waste Disposal, Series A,
              3.30%, 12/01/2021 (c)
  13,025,000  Beaver County Industrial                                12,992,047
              Development Authority,
              Pennsylvania, Pollution
              Control, Revenue, Refunding,
              Cleveland Electric Project,
              3.75%, 10/01/2030 (c)
   1,125,000  Clark County, Nevada,                                    1,094,839
              Pollution Control Revenue,
              Southern California, Series C,
              3.25%, 06/01/2031 (c)
   1,895,000  Cobb County, Georgia,                                    1,879,480
              Development Authority, Solid
              Waste Disposal Revenue,
              Georgia Waste Management
              Project, Series A,
              3.10%, 04/01/2033 (c)
   4,500,000  California Pollution Control                             4,495,005
              Financing Authority, Solid
              Waste Disposal Revenue,
              Republic Services, Inc., Project,
              2.85%, 12/01/2033 (c)                               --------------
Total Industrial Development/Pollution
Control Revenue (Cost $54,437,107)                                    54,910,675
                                                                  --------------
Total Revenue (Cost $373,205,953)                                    381,242,782
================================================================================
ASSET-BACKED SECURITIES:                                                   0.46%
--------------------------------------------------------------------------------
Housing: 0.46%
   3,020,000  Chicago Housing Authority,                               3,107,459
              Illinois, Capital Program
              Revenue,
              5.00%, 07/01/2007
   1,438,000  Maine Housing Authority,                                 1,438,000
              General Housing, Revenue, Draw
              Down, Series A,
              3.45%, 01/01/2010 (c)
   2,070,000  Maricopa County Industrial                               2,098,980
              Development Authority,
              Arizona, Multifamily Housing
              Revenue, Steeplechase
              Apartments Project, Series B,
              AMT,
              6.25%, 12/01/2020


                Schedule of Investments -- Diversified Municipal Portfolios   43

================================================================================
Principal Amount              Description                           Market Value
================================================================================
$    690,000  Sedgwick & Shawnee Counties,                        $      714,026
              Kansas, Single-Family Revenue,
              GNMA Mortgage-Backed
              Securities Program, Series
              A-1, AMT,
              6.50%, 12/01/2022 (c)
     650,000  Jefferson Parish, Louisiana,                               666,640
              Home Mortgage Revenue, FNMA &
              GNMA Mortgage-Backed
              Securities, Series C-1, AMT,
              5.40%, 12/01/2024
   2,175,000  Munimae Trust, Certificate                               2,191,508
              Class A-5, FHLMC,
              4.80%, 07/14/2026
   1,120,000  District of Columbia Housing                             1,131,379
              Finance Agency, Single-Family
              FNMA & GNMA Mortgage Revenue,
              Series A, AMT,
              6.25%, 12/01/2028
     295,000  Oklahoma Housing Finance                                   307,314
              Agency, Single-Family
              Redevelopment, Mortgage
              Homeownership Loan,
              Series B-2, AMT,
              6.55%, 03/01/2029
     570,000  Missouri State Housing                                     590,822
              Development Commission, FNMA &
              GNMA Mortgage Revenue,
              Single-Family, Series B-2,
              AMT,
              6.40%, 09/01/2029
     165,000  Chicago, Illinois, Single-                                 172,047
              Family Mortgage Revenue,
              Series A, FNMA, GNMA,
              6.35%, 10/01/2030
   2,370,000  Minnesota State Housing                                  2,334,853
              Finance Agency, Residential
              Housing, Series L-2,
              2.35%, 01/01/2031                                   --------------
Total Housing (Cost $14,729,881)                                     14,753,028
                                                                  --------------
Total Asset-Backed Securities (Cost $14,729,881)                      14,753,028
================================================================================
TAX EXEMPT VARIABLE-RATE DEMAND
NOTES/SHORT-TERM NOTES:                                                    0.95%
--------------------------------------------------------------------------------
  16,855,000  New Orleans, Louisiana,                                 16,687,967
              Sewerage Service, Bond
              Anticipation Notes,
              3.00%, 07/26/2006
   2,040,000  Texas State, Tax & Revenue,                              2,067,214
              Anticipation Notes,
              4.50%, 08/31/2006
   2,100,000  Berkeley County, South                                   2,100,000
              Carolina, Exempt Facility
              Industrial Revenue, Amoco
              Chemical Co., Project,
              2.93%, 04/01/2028
   2,600,000  Connecticut State, Health &                              2,600,000
              Educational Facilities
              Authority, Yale University,
              Series T-1,
              2.80%, 07/01/2029
   3,000,000  Decatur, Alabama, Industrial                             3,000,000
              Development Board
              Environmental Facilities,
              Revenue, BP Amoco Chemical Co.
              Project,
              2.93%, 11/01/2035
   3,800,000  Gulf Coast Waste Disposal                                3,800,000
              Authority, Texas,
              Environmental Facilities
              Revenue, BP Amoco Chemical
              Project, Series B,
              2.93%, 09/01/2038                                   --------------
Total Tax Exempt Variable-Rate Demand
Notes/Short-Term Notes (Cost $29,542,937)                             30,255,181
                                                                  --------------
================================================================================
INVESTMENT SUMMARY
--------------------------------------------------------------------------------
Total Investments
(Cost $3,128,737,061) (g)                             99.35%      $3,172,134,706
                                                     -------      --------------
Cash and Other Assets, Less Liabilities                0.65           20,763,143
Net Assets                                           100.00%      $3,192,897,849
                                                     =======      ==============


44    Sanford C. Bernstein Fund, Inc. -- 2005 Annual Report

================================================================================
INTEREST RATE SWAP CONTRACTS
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                                                                      Unrealized
   Notional                                        Rate                                              Appreciation/
    Amount          Description                  Received          Rate Paid     Termination Date   (Depreciation)
------------------------------------------------------------------------------------------------------------------
$ 129,000,000       Goldman Sachs Interest       Variable*         76.48% of       02/03/2006        $(109,439)
                    Rate Swap                                   1 Month LIBOR+

  129,000,000       Merrill Lynch Interest       85.10% of         Variable*       02/03/2006          290,291
                    Rate Swap                 1 Month LIBOR+

    30,000,000      JP Morgan Interest            2.988%           Variable*       04/05/2007          (82,320)
                    Rate Swap

    31,000,000      Citigroup Interest            2.962%           Variable*       06/22/2007         (166,263)
                    Rate Swap

    12,400,000      Goldman Sachs Interest    3 Month LIBOR+        4.156%         08/01/2011          313,833
                    Rate Swap

    15,000,000      JP Morgan Interest        3 Month LIBOR+        4.258%         07/01/2013          422,278
                    Rate Swap

* Variable interest based on the BMA (Bond Market Association) Municipal Swap Index, which fluctuates weekly.
+     Interest based on LIBOR (London Interbank Offered Rate).

=================================================================================================================
FINANCIAL FUTURES CONTRACT SOLD
-----------------------------------------------------------------------------------------------------------------
                             Number of          Expiration        Original          Value at          Unrealized
Type                         Contracts            Month            Value       September 30, 2005    Appreciation
-----------------------------------------------------------------------------------------------------------------
Interest Rate Swap             22             December 2005      $2,457,125       $2,406,250          $50,875
10 Yr Futures                                                                                         =======

--------------------------------------------------------------------------------
(a) Represents entire or partial position segregated as collateral for open futures contracts.
(b) Represents entire or partial position segregated as collatoral for when issued and delayed delivery security.
(c)   Variable rate coupon, rate shown as of September 30, 2005.
(d) Represents entire or partial position segregated as collateral for interest rate swap.
(e)   When-issued security.
(f) Securities are exempt from registration under Rule 144A of Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2005, the aggregate market value of these securities amounted to $26,415,745 or 0.8% of net assets.
(g) At September 30, 2005, the cost basis of investment securities for tax purposes was $3,128,737,494. Gross unrealized appreciation of investments was $60,810,191 and gross unrealized depreciation of investments was $17,412,979, resulting in net unrealized appreciation of $43,397,212 (excluding swap and future transactions).

--------------------------------------------------------------------------------
Explanation of abbreviations:

ACA--American Capital Access
AMBAC--American Municipal Bond Assurance Corporation
AMT--Subject to Alternative Minimum Tax
CPI--Consumer Price Index
CSOB--Cowlitz Sewer Operation Board
FGIC--Financial Guaranty Insurance Company
FHA--Federal Housing Authority
FHLMC--Federal Home Loan Mortgage Corporation
FNMA--Federal National Mortgage Association
FSA--Financial Security Assurance, Inc.
GNMA--Government National Mortgage Association
IBC--International Bancshares Corporation
MBIA--Municipal Bond Investors Assurance Corporation
MTA--Metropolitan Transportation Authority
PSF Guaranteed--(Texas) Permanent Schools Funds
Q-SBLF--Qualified School Bond Loan Fund
RADIAN--Radian Group, Inc.
SCSDE--South Carolina State Department of Education
XLCA--XL Capital Assurance, Inc.


                Schedule of Investments -- Diversified Municipal Portfolios   45

Allocation of Portfolio Net Assets at September 30, 2005:

Alabama                                                1.36%
Alaska                                                 0.27
Arizona                                                1.46
Arkansas                                               0.03
California                                             7.38
Colorado                                               1.94
Connecticut                                            1.17
Delaware                                               0.31
Florida                                                8.54
Georgia                                                0.76
Hawaii                                                 1.98
Illinois                                                4.61
Indiana                                                 0.85
Kansas                                                 0.14
Kentucky                                               0.82
Louisiana                                              0.91
Maine                                                  0.05
Maryland                                               3.46
Massachusetts                                          6.62
Michigan                                               2.55
Minnesota                                              0.58
Missouri                                               0.32
Nebraska                                               0.36
Nevada                                                 1.11
New Hampshire                                          0.45
New Jersey                                             4.69
New Mexico                                             0.04
New York                                              10.16
North Carolina                                         4.07
Ohio                                                   2.76
Oklahoma                                               2.61
Oregon                                                 0.41
Pennsylvania                                           6.14
Rhode Island                                           0.49
South Carolina                                         2.02
Tennessee                                              0.48
Texas                                                  9.98
Utah                                                   0.15
Vermont                                                0.04
Virginia                                               1.93
Washington                                             3.62
West Virginia                                          0.18
Wisconsin                                              0.28
Guam                                                   0.24
Puerto Rico                                            0.49
District of Columbia                                   0.54
Cash and Other Assets, Less Liabilities                0.65
                                                     -------
Total                                                100.00%
                                                     =======

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                        Sanford C. Bernstein Fund, Inc.
                             Schedule of Investments
                         California Municipal Portfolio
                               September 30, 2005

--------------------------------------------------------------------------------
Principal Amount              Description                           Market Value
================================================================================
PREREFUNDED/ESCROWED:                                                      2.46%
--------------------------------------------------------------------------------
$  1,000,000  California State Public Works                       $    1,027,110
              Board, Lease Revenue,
              Department of Corrections,
              Series A, AMBAC,
              5.75%, 01/01/2012
              Prerefunded 01/01/2006 @ 102
   1,520,000  Corona, California                                       1,552,133
              Certificates of Participation,
              8.00%, 03/01/2015
              Prerefunded 03/01/2006 @ 100
   1,120,000  University of California                                 1,155,414
              Revenue, Hospital Medical
              Center, AMBAC,
              5.75%, 07/01/2024
              Prerefunded 07/01/2006 @ 101
   5,460,000  Golden State Tobacco                                     5,830,188
              Securitization Corp.,
              California, Tobacco Settlement
              Revenue, Series B,
              5.75%, 06/01/2022
              Prerefunded 06/01/2008 @ 100
     920,000  Northern California Power                                1,007,004
              Agency, Public Power Revenue,
              Series A, AMBAC,
              5.80%, 07/01/2009
              Escrowed to Maturity
   1,960,000  California Infrastructure &                              2,172,170
              Economic Development Bank
              Revenue,
              5.50%, 06/01/2022
              Prerefunded 06/01/2010 @ 101
   1,295,000  Los Angeles Unified School                               1,433,203
              District, California, Series
              D, FGIC,
              5.625%, 07/01/2015
              Prerefunded 07/01/2010 @ 100
   1,000,000  Kern High School District,                               1,197,970
              California,
              7.10%, 08/01/2011
              Escrowed to Maturity
     260,000  California State Department of                             287,412
              Water Resources, Water
              Revenue, Series W, FSA,
              5.25%, 12/01/2022
              Prerefunded 12/01/2011 @ 100


46    Sanford C. Bernstein Fund, Inc. -- 2005 Annual Report

================================================================================
Principal Amount              Description                           Market Value
================================================================================
$  6,290,000  New Jersey State                                    $    7,068,639
              Transportation Trust Fund
              Authority, Transportation
              Systems, Series C,
              5.50%, 06/15/2021
              Prerefunded 06/15/2013 @ 100
     330,000  San Jose Redevelopment Agency,                             391,413
              California, Tax Allocation,
              Merged Area Redevelopment,
              MBIA,
              6.00%, 08/01/2015
              Escrowed to Maturity
   1,000,000  Pittsburg Redevelopment                                  1,459,960
              Agency, California,
              Residential Mortgage Revenue,
              9.60%, 06/01/2016
              Escrowed to Maturity
   1,615,000  Metropolitan Water District of                           1,878,584
              Southern California,
              Waterworks Revenue, Series A,
              5.75%, 07/01/2021
              Escrowed to Maturity                                --------------
Total Prerefunded/Escrowed(Cost $25,811,158)                          26,461,200
                                                                  --------------
================================================================================
INSURED:                                                                  54.18%
--------------------------------------------------------------------------------
   3,015,000  Puerto Rico Electric Power                               3,094,717
              Authority, Power Revenue,
              Refunding, Series Y, MBIA,
              6.50%, 07/01/2006
   1,000,000  Virgin Islands Public Finance                            1,018,790
              Authority Revenue, Federal
              Highway Reimbursement Loan
              Note, FSA,
              5.00%, 09/01/2006
     545,000  San Jose, California, Airport                              557,715
              Revenue, FGIC,
              5.875%, 03/01/2007
   3,960,000  San Francisco City & County,                             4,151,149
              California, Refunding,
              Series 1, FGIC,
              5.75%, 06/15/2007
   8,800,000  Southern California Public                               9,195,472
              Power Authority, Power Project
              Revenue, Refunding, San Juan,
              Unit 3, Series A, FSA,
              5.00%, 01/01/2008
   3,050,000  San Jose, California, Airport                            3,168,157
              Revenue, Refunding, Series B,
              FSA, AMT,
              5.00%, 03/01/2008
   2,360,000  San Diego County Regional                                2,491,664
              Transportation Authority,
              California, Sales Tax Revenue,
              Series A, FGIC,
              5.25%, 04/01/2008
   6,940,000  Los Angeles Unified School                               7,318,924
              District, California,
              Series A, MBIA,
              5.00%, 07/01/2008
   2,500,000  Puerto Rico Public Building                              2,664,125
              Authority, Revenue Guaranteed,
              Series L, FSA,
              5.60%, 07/01/2008
   1,000,000  Riverside, California, Sewer                             1,107,130
              Revenue, FGIC,
              7.00%, 08/01/2008
   1,510,000  Castaic Lake Water Agency,                               1,681,898
              California, Certificates of
              Participation, Water System
              Improvement Project, Series A,
              MBIA,
              7.25%, 08/01/2008
   9,300,000  Los Angeles, California,                                 9,825,171
              Certificates of Participation,
              Equipment & Real Estate
              Property Program, Series AU,
              MBIA,
              5.00%, 10/01/2008
   1,170,000  Sacramento Area Flood Control                            1,236,070
              Agency, California, Capital
              Assessment District No.
              2-North Area, AMBAC,
              5.00%, 10/01/2008
   3,195,000  Los Angeles County Public                                3,380,757
              Works Financing Authority,
              California, Revenue, Regional
              Park, Series A, AMBAC,
              5.50%, 10/01/2008
   4,970,000  Orange County Local                                      5,390,810
              Transportation Authority,
              California, Sales Tax Revenue,
              Refunding Measure M-2ND Senior
              Series A, AMBAC,
              5.70%, 02/15/2009
   4,730,000  University of California,                                5,046,295
              Revenue, Series A, AMBAC,
              5.00%, 05/15/2009
   1,000,000  Redding Joint Powers Financing                           1,108,750
              Authority, California,
              Electric System Revenue,
              Series A, MBIA,
              6.25%, 06/01/2009
   4,960,000  Northern California Power                                5,432,738
              Agency, Geothermal Project
              No. 3, Series A, AMBAC,
              5.80%, 07/01/2009
   1,100,000  South Orange County Public                               1,288,969
              Finance Authority, California,
              Special Tax Revenue, Foothill
              Area, Series C, FGIC,
              8.00%, 08/15/2009


                 Schedule of Investments -- California Municipal Portfolios   47

================================================================================
Principal Amount              Description                           Market Value
================================================================================
$  1,000,000  Sacramento Area Flood Control                       $    1,069,610
              Agency, California, Capital
              Assessment District No.
              2-North Area, AMBAC,
              5.00%, 10/01/2009
   7,985,000  Los Angeles County Public                                8,568,703
              Works Financing Authority,
              California, Lease Revenue,
              Master Refunding Project,
              Series A, MBIA,
              5.00%, 12/01/2009
   5,130,000  California State, Refunding,                             5,555,431
              FSA,
              5.25%, 02/01/2010
   5,630,000  Orange County Local                                      6,169,748
              Transportation Authority,
              California, Sales Tax Revenue,
              Measure M-Second
              Senior Series A, MBIA,
              5.50%, 02/15/2010
   2,000,000  Orange County Local                                      2,207,940
              Transportation Authority,
              California, Sales Tax Revenue,
              Refunding Measure M-2ND Senior
              Series A, AMBAC,
              5.70%, 02/15/2010
   2,000,000  University of California                                 2,159,360
              Revenue, Series F, FSA,
              5.00%, 05/15/2010 (a)
     600,000  Los Angeles Department of                                  616,596
              Airports, California, Airport
              Revenue, FGIC, AMT,
              5.80%, 05/15/2010
   5,845,000  Los Angeles, California,                                 6,314,880
              Wastewater System Revenue,
              Refunding Subordinated
              Series B, MBIA,
              5.00%, 06/01/2010
  11,395,000  California Economic Recovery                            12,300,105
              Bonds, Series A, MBIA,
              5.00%, 07/01/2010 (b)
   2,170,000  Los Angeles County                                       2,347,332
              Metropolitan Transportation
              Authority, California, Sales
              Tax, Revenue, Refunding,
              Proposition C, Second Senior,
              Series A, MBIA,
              5.00%, 07/01/2010
   2,000,000  Puerto Rico Commonwealth,                                2,174,260
              FGIC,
              5.25%, 07/01/2010
   2,500,000  Puerto Rico Highway &                                    2,745,075
              Transportation Authority,
              Transportation Revenue,
              Series A, AMBAC,
              5.50%, 07/01/2010
   3,485,000  Oakland Unified School                                   3,766,344
              District, Alameda County,
              California, Election 2000,
              MBIA,
              5.00%, 08/01/2010
   7,050,000  Los Angeles County                                       7,540,750
              Metropolitan Transportation
              Authority, California,
              Revenue, Capital Grant
              Receipts, Gold Line Project,
              Series A, FGIC,
              5.00%, 10/01/2010
  11,375,000  California Economic Recovery                            12,416,381
              Bonds, Series A, FGIC,
              5.25%, 01/01/2011
   1,635,000  Pomona Public Financing                                  1,771,245
              Authority, California,
              Revenue, Merged Redevelopment
              Project, Series AH, AMBAC,
              5.00%, 02/01/2011
   1,000,000  Kern High School District,                               1,145,070
              California, Series A, MBIA,
              6.30%, 02/01/2011
   2,200,000  Los Angeles Unified School                               2,396,372
              District, California,
              Series A, MBIA,
              5.00%, 07/01/2011
   4,590,000  Orange County Public Financing                           4,987,173
              Authority, California, Lease
              Revenue, Refunding, MBIA,
              5.00%, 07/01/2011
   4,155,000  Oakland Unified School                                   4,519,310
              District, Alameda County,
              California, Election 2000,
              MBIA,
              5.00%, 08/01/2011
   3,475,000  Los Angeles County Public                                3,789,383
              Works Financing Authority,
              California, Lease Revenue,
              Master Refunding Project,
              Series A, MBIA,
              5.00%, 12/01/2011
   4,900,000  New Jersey Transportation                                5,353,593
              Trust Fund Authority,
              Transportation System,
              Series B, FGIC,
              5.25%, 12/15/2011
   9,400,000  California Department of                                10,204,170
              Transportation, Revenue,
              Federal Highway Grant
              Anticipation Bonds, Series A,
              FGIC,
              5.00%, 02/01/2012


48    Sanford C. Bernstein Fund, Inc. -- 2005 Annual Report

================================================================================
Principal Amount              Description                           Market Value
================================================================================
$  2,190,000  California Statewide                                $    2,323,437
              Communities Development
              Authority Revenue, Redlands
              Community Hospital, Series A,
              RADIAN,
              5.00%, 04/01/2012
   2,145,000  San Francisco City & County                              2,218,209
              Airport Commission,
              California, International
              Airport Revenue, Second Series
              10A, MBIA, AMT,
              5.45%, 05/01/2012
   2,630,000  University of California,                                2,872,302
              Revenue, Series B, AMBAC,
              5.00%, 05/15/2012
   1,405,000  San Francisco City & County,                             1,535,876
              California, Laguna Honda
              Hospital 1999, Series A,
              AMBAC,
              5.00%, 06/15/2012
   6,010,000  California Economic Recovery                             6,554,266
              Bonds, Series A, MBIA,
              5.00%, 07/01/2012
   5,930,000  MSR Public Power Agency,                                 6,217,486
              California, San Juan Project,
              Refunding, Series G, MBIA,
              5.30%, 07/01/2012
   1,580,000  Oakland Unified School                                   1,724,649
              District, Alameda County,
              California, Election 2000,
              MBIA,
              5.00%, 08/01/2012
   1,075,000  Rancho Water District                                    1,191,487
              Financing Authority,
              California, Revenue, Series A,
              FSA,
              5.50%, 08/01/2012
   9,420,000  Los Angeles County                                      10,137,616
              Metropolitan Transportation
              Authority, California,
              Revenue, Capital Grant
              Receipts, Gold Line Project,
              Series A, FGIC,
              5.00%, 10/01/2012
   6,750,000  California Department of                                 7,366,815
              Transportation, Revenue,
              Federal Highway Grant
              Anticipation Bonds, Series A,
              FGIC,
              5.00%, 02/01/2013
   1,295,000  California Statewide                                     1,379,978
              Communities Development
              Authority Revenue, Redlands
              Community Hospital, Series A,
              RADIAN,
              5.00%, 04/01/2013
  16,480,000  Orange County Public Financing                          18,002,093
              Authority, California, Lease
              Revenue, Refunding, MBIA,
              5.00%, 07/01/2013
   1,335,000  Oakland Unified School                                   1,459,462
              District, Alameda County,
              California, Election 2000,
              MBIA,
              5.00%, 08/01/2013
  10,140,000  California Department of                                11,099,143
              Transportation Revenue,
              Federal Highway Grant
              Anticipation Bonds, Series A,
              FGIC,
              5.00%, 02/01/2014
   2,745,000  Northern Mariana Islands,                                2,924,331
              Commonwealth, Series A,
              ACA,
              6.00%, 06/01/2014
   1,525,000  Los Angeles County                                       1,675,380
              Metropolitan Transportation
              Authority, California, Sales
              Tax Revenue, Proposition A,
              First Tier Senior, Series A,
              AMBAC,
              5.00%, 07/01/2014
   5,550,000  Mount San Antonio Community                              5,991,669
              College District, California,
              Refunding, 2001 Election,
              Series A, MBIA,
              5.00%, 08/01/2014
   3,280,000  California State University                              3,600,686
              Revenue, Refunding,
              Systemwide, Series B, AMBAC,
              5.00%, 11/01/2014
   1,195,000  Culver City Redevelopment                                1,316,770
              Finance Authority, California,
              Tax Allocation, AMBAC,
              5.50%, 11/01/2014
   2,000,000  San Diego County, California,                            2,175,340
              Certificates of Participation,
              Edgemoor Project & Regional
              System, AMBAC,
              5.00%, 02/01/2015
   1,000,000  Santa Clara Redevelopment                                1,003,400
              Agency, California, Tax
              Allocation, Bayshore North
              Project, MBIA,
              5.00%, 06/01/2015
   1,210,000  Los Angeles County                                       1,330,310
              Metropolitan Transportation
              Authority, California, Sales
              Tax Revenue, Proposition A,
              First Tier Senior, Series A,
              AMBAC,
              5.00%, 07/01/2015


                 Schedule of Investments -- California Municipal Portfolios   49

================================================================================
Principal Amount              Description                           Market Value
================================================================================
$  3,090,000  Los Angeles Unified School                          $    3,397,239
              District, California, Series
              E, AMBAC,
              5.00%, 07/01/2015
   8,785,000  Los Angeles Unified School                               9,876,009
              District, California, Election
              of 1997, Series E, MBIA,
              5.50%, 07/01/2015
     670,000  San Jose Redevelopment Agency,                             785,649
              California Tax Allocation,
              Merged Area Redevelopment
              Project, Unrefunded Balance,
              MBIA,
              6.00%, 08/01/2015
   2,380,000  Antioch Public Finance                                   2,616,667
              Authority, California, Lease
              Revenue, Municipal Facilities
              Project, Series B, MBIA,
              5.50%, 01/01/2016
   1,430,000  San Mateo County                                         1,633,217
              Transportation District,
              California, Series A, MBIA,
              5.50%, 06/01/2016
   5,225,000  California State Public Works                            5,752,568
              Board, Lease Revenue,
              Department of Health Services,
              Series A, MBIA,
              5.75%, 11/01/2016
   7,400,000  California Department of Water                           8,045,058
              Resources, Water Revenue,
              Central VY Project, Series AC,
              MBIA,
              5.00%, 12/01/2016
   2,685,000  Northern California Power                                2,817,183
              Agency, Public Power Revenue,
              Hydroelectric Project No. 1,
              Series A, MBIA,
              5.00%, 07/01/2017
   1,000,000  California Special Districts                             1,111,310
              Association Finance Corp.,
              Certificates of Participation,
              Series Z, FSA,
              5.50%, 08/01/2017
   1,460,000  Santa Fe Springs Community                               1,594,933
              Development Commission,
              California, Refunding,
              Series A, MBIA,
              5.375%, 09/01/2017
   3,130,000  Long Beach Bond Finance                                  3,284,059
              Authority, California, Lease
              Revenue, Civic Center Project,
              Series A, MBIA,
              5.00%, 10/01/2017
   7,495,000  San Bernardino County,                                   8,219,917
              California, Certificates of
              Participation, West Valley
              Detention Center, Refunding,
              Series A, MBIA,
              5.25%, 11/01/2017
   1,210,000  Culver City Redevelopment                                1,335,017
              Agency, California, Tax
              Allocation Redevelopment
              Project A, MBIA,
              5.50%, 11/01/2017
   6,390,000  Santa Clara County Financing                             6,722,088
              Authority, California, Lease
              Revenue, Series A, AMBAC,
              5.00%, 11/15/2017
   5,930,000  Sacramento City Financing                                6,604,241
              Authority, California, Revenue
              Capital Improvement, Series A,
              AMBAC,
              5.50%, 12/01/2017
   2,420,000  San Francisco City & County                              2,499,061
              Airport Commission,
              California, International
              Airport Revenue,
              Second Series 15A, FSA, AMT,
              5.00%, 05/01/2018
   2,000,000  Los Angeles Department of                                2,149,220
              Water & Power, California,
              Power System, Series A, FSA,
              5.25%, 07/01/2018
   5,000,000  Los Angeles Department of                                5,418,400
              Water & Power, California,
              Power System, Series A, MBIA,
              5.375%, 07/01/2018
   2,000,000  Los Altos School District,                               2,124,200
              California, Series B, MBIA,
              5.00%, 08/01/2018
   2,075,000  Anaheim Public Financing                                 2,193,420
              Authority, California,
              Electric System Revenue,
              Distribution Facilities, MBIA,
              5.00%, 10/01/2018
   3,300,000  Metropolitan Water District of                           3,547,104
              Southern California,
              Waterworks Revenue,
              Authorization, Series B-3,
              MBIA,
              5.00%, 10/01/2018
   1,500,000  Imperial Irrigation District,                            1,580,220
              California, Electric System
              Revenue, MBIA,
              5.00%, 11/01/2018
   1,000,000  Culver City Redevelopment                                1,106,530
              Agency, California, Tax
              Allocation Redevelopment
              Project A, MBIA,
              5.50%, 11/01/2018


50    Sanford C. Bernstein Fund, Inc. -- 2005 Annual Report

================================================================================
Principal Amount              Description                           Market Value
================================================================================
$  5,000,000  California Department of Water                      $    5,463,550
              Resources, Water System,
              Series Y, FGIC,
              5.25%, 12/01/2018
   1,440,000  Sacramento City Financing                                1,615,334
              Authority, California,
              Revenue, City Hall &
              Redevelopment Projects,
              Series A, FSA,
              5.375%, 12/01/2018
   3,830,000  Los Angeles, California,                                 4,100,819
              Sanitation Equipment Charge
              Revenue, Series A, FSA,
              5.25%, 02/01/2019
   5,035,000  Anaheim Union High School                                5,629,180
              District, California,
              Series A, FSA,
              5.375%, 08/01/2019
   1,000,000  Antelope Valley Union High                               1,106,630
              School District, California,
              Series A, MBIA,
              5.375%, 08/01/2019
   1,185,000  Tahoe-Truckee Unified School                             1,365,440
              District No. 1, California,
              MBIA,
              5.50%, 08/01/2019
   1,000,000  Long Beach Bond Finance                                  1,084,640
              Authority, California, Lease
              Revenue, Public Safety
              Facilities Projects, AMBAC,
              5.25%, 11/01/2019
   2,815,000  Los Angeles County,                                      3,152,744
              California, Certificates of
              Participation, Antelope Valley
              Courthouse, Series A, AMBAC,
              5.75%, 11/01/2019
   2,630,000  California State Public Works                            2,837,060
              Board, Lease Revenue,
              Department of Corrections,
              State Prison, Series A, AMBAC,
              5.00%, 12/01/2019
   5,000,000  California Department of Water                           5,446,250
              Resources, Water System,
              Series Y, FGIC,
              5.25%, 12/01/2019
   4,525,000  Los Angeles, California,                                 4,838,221
              Sanitation Equipment Charge
              Revenue, Series A, FSA,
              5.25%, 02/01/2020
   1,000,000  University of California                                 1,073,150
              Revenue, Series A, AMBAC,
              5.125%, 05/15/2020
  10,585,000  Golden State Tobacco                                    11,098,796
              Securitization Corp.,
              California, Tobacco Settlement
              Revenue, Series A, AMBAC,
              5.00%, 06/01/2020
   5,530,000  Los Angeles Unified School                               5,926,003
              District, California,
              Series A-1, FGIC,
              5.00%, 07/01/2020
  11,000,000  Los Angeles Unified School                              11,787,710
              District, California,
              Series A-2, MBIA,
              5.00%, 07/01/2020
   2,050,000  Pasadena Unified School                                  2,208,465
              District, California,
              Series B, FGIC,
              5.00%, 07/01/2020
   1,440,000  Los Angeles Unified School                               1,560,686
              District, California,
              Series A, FSA,
              5.25%, 07/01/2020
   6,295,000  Los Angeles Department of                                6,801,559
              Water & Power, California,
              Power System, Series A, MBIA,
              5.375%, 07/01/2020
   1,910,000  Cotati-Rohnert Park Unified                              2,047,730
              School District, California,
              Refunding, Crossover, FGIC,
              5.00%, 08/01/2020
   1,900,000  Gilroy Unified School                                    2,067,390
              District, California, FGIC,
              5.25%, 08/01/2020
   1,000,000  San Ramon Valley Unified                                 1,092,090
              School District, California,
              Election 2002, FSA,
              5.25%, 08/01/2020
   6,340,000  University of California,                                6,617,375
              Multipurpose Projects,
              Revenue, Series E, MBIA,
              5.125%, 09/01/2020
   1,000,000  Fontana Public Financing                                 1,084,030
              Authority, California, Tax
              Allocation Revenue, North
              Fontana Redevelopment Project,
              Series A, FSA,
              5.25%, 09/01/2020
   1,000,000  San Mateo County Community                               1,096,110
              College District, California,
              Election 2001, Series A, FGIC,
              5.375%, 09/01/2020
   2,075,000  Walnut Public Financing                                  2,274,511
              Authority, California, Tax
              Allocation Revenue, AMBAC,
              5.375%, 09/01/2020
   2,210,000  Salinas Union High School                                2,408,348
              District, California,
              Series A, FGIC,
              5.25%, 10/01/2020
   9,750,000  Los Angeles Unified School                              10,332,952
              District, California, Election
              1997, Series F, FGIC,
              5.00%, 07/01/2021


                 Schedule of Investments -- California Municipal Portfolios   51

================================================================================
Principal Amount              Description                           Market Value
================================================================================
$  1,100,000  Mammoth Unified School                              $      541,486
              District, California, Capital
              Appreciation, MBIA,
              0.00%, 08/01/2021
   1,920,000  San Ramon Valley Unified                                 2,040,883
              School District, California,
              Election 2002, FSA,
              5.00%, 08/01/2021
   2,200,000  San Diego Unified Port                                   2,331,230
              District, California, Revenue,
              Series B, MBIA,
              5.00%, 09/01/2021
   2,420,000  Salinas Union High School                                2,626,837
              District, California,
              Series A, FGIC,
              5.25%, 10/01/2021
   1,050,000  Long Beach Bond Finance                                  1,130,798
              Authority, California, Lease
              Revenue, Public Safety
              Facilities Projects, AMBAC,
              5.25%, 11/01/2021
   4,340,000  Sacramento County Sanitation                             4,619,062
              District Financing Authority,
              California, Revenue,
              Sacramento Regional County
              Sanitation, Series A, AMBAC,
              5.00%, 12/01/2021
   1,100,000  Sacramento County Sanitation                             1,272,073
              District Financing Authority,
              California, Revenue, FSA,
              5.50%, 12/01/2021
   4,835,000  Los Angeles Unified School                               5,114,221
              District, California,
              Series A, FSA,
              5.00%, 07/01/2022
   1,000,000  Mammoth Unified School                                     467,610
              District, California, Capital
              Appreciation, MBIA,
              0.00%, 08/01/2022
   1,170,000  Riverside Community College                              1,247,548
              District, California, FSA,
              5.00%, 08/01/2022
   3,050,000  California State University                              3,195,058
              Headquarters Building
              Authority, Lease Revenue,
              Series B, MBIA,
              5.25%, 09/01/2022
   1,715,000  Long Beach Bond Finance                                  1,849,147
              Authority, California, Lease
              Revenue, Public Safety
              Facilities Projects, AMBAC,
              5.25%, 11/01/2022
   1,300,000  California Department of Water                           1,393,678
              Resources, Water Revenue,
              Unrefunded Balance, Series W,
              FSA,
              5.25%, 12/01/2022
   1,315,000  San Diego Community College                              1,386,957
              District, California, Election
              2002, Series A, FSA,
              5.00%, 05/01/2023
   1,900,000  Ohlone Community College                                 2,021,201
              District, California,
              Series B, FSA,
              5.00%, 08/01/2023
   4,355,000  California Pollution Control                             4,369,502
              Financing Authority, Pollution
              Control Revenue, Refunding,
              Pacific Gas & Electric,
              Series C, FGIC, AMT,
              3.50%, 12/01/2023
   3,450,000  San Francisco City & County                              3,611,184
              Airport Commission,
              California, International
              Airport Revenue,
              Second Series 16B, FSA,
              5.00%, 05/01/2024
   2,320,000  Azusa Unified School District,                           2,438,923
              California, FSA,
              5.00%, 07/01/2024
   1,280,000  California State, MBIA,                                  1,328,730
              5.00%, 08/01/2024
   1,230,000  Gateway Unified School                                   1,297,478
              District, California, MBIA,
              5.00%, 08/01/2024
   1,425,000  San Ramon Valley Unified                                 1,506,082
              School District, California,
              Election 2002, FSA,
              5.00%, 08/01/2024
   1,515,000  California State University                              1,595,886
              Revenue, Systemwide, Series A,
              FGIC,
              5.00%, 11/01/2024
   1,440,000  Chaffey Community College                                1,523,549
              District, California, Election
              of 2002, Series B, MBIA,
              5.00%, 06/01/2025
   2,000,000  San Diego Unified School                                 2,203,960
              District, California, Capital
              Appreciation, Election 1998,
              Series D, FGIC,
              5.25%, 07/01/2025
   2,075,000  Grossmont-Cuyamaca Community                             2,197,072
              College District, California,
              Election of 2002, Series B,
              FGIC,
              5.00%, 08/01/2025
   2,275,000  Rancho Santiago Community                                2,409,794
              College District, California,
              FSA,
              5.00%, 09/01/2025


52    Sanford C. Bernstein Fund, Inc. -- 2005 Annual Report

================================================================================
Principal Amount              Description                           Market Value
================================================================================
$  9,995,000  Los Angeles Community College                       $   10,898,948
              District, California,
              Series A, MBIA,
              5.00%, 06/01/2026
  30,120,000  Puerto Rico Highway &                                   32,306,712
              Transportation Authority,
              Highway Revenue, Refunding,
              Series AA, FSA,
              5.00%, 07/01/2026
   1,390,000  Sacramento City Unified School                           1,466,672
              District, California, Election
              of 2002, MBIA,
              5.00%, 07/01/2027
   1,055,000  Grossmont-Cuyamaca Community                             1,107,128
              College District, California,
              Election of 2002, Series A,
              MBIA,
              5.00%, 08/01/2027
   4,130,000  Puerto Rico Public Finance                               4,507,152
              Corporation, Commonwealth
              Appropriation, Series A, MBIA,
              5.25%, 08/01/2029
   2,905,000  Fullerton Redevelopment                                  2,980,850
              Agency, California,
              Certificates of Participation,
              Southern California Optometry,
              RADIAN,
              5.00%, 04/01/2034
   5,000,000  Santa Clara Valley                                       5,057,300
              Transportation Authority,
              California, Sales Tax Revenue,
              Measure A, AMBAC,
              4.00%, 04/01/2036
   4,620,000  San Jose Financing Authority,                            4,679,644
              California, Lease Revenue,
              Civic Center Project,
              Series D, AMBAC,
              5.00%, 06/01/2039                                   --------------
Total Insured (Cost $570,467,750)                                    582,633,275
                                                                  --------------
================================================================================
TAX SUPPORTED:                                                            21.23%
--------------------------------------------------------------------------------
State General Obligations: 7.14%
     785,000  California State,                                          800,331
              4.00%, 02/01/2008
   1,200,000  California State,                                        1,251,864
              5.00%, 03/01/2008
   2,245,000  California State,                                        2,342,029
              5.00%, 03/01/2008
   2,065,000  California State, Veterans                               2,345,613
              Bonds, Series AN &
              9.00%, 04/01/2008
   2,510,000  California State,                                        2,629,275
              5.00%, 06/01/2008
   2,985,000  California State,                                        3,055,804
              4.00%, 02/01/2009
   2,900,000  California State,                                        3,059,413
              5.00%, 02/01/2009
   5,400,000  California State,                                        5,696,838
              5.00%, 02/01/2009
   5,905,000  California State,                                        6,296,206
              5.00%, 02/01/2010
   3,400,000  California State,                                        3,641,332
              5.00%, 06/01/2010
   2,420,000  California State,                                        2,685,958
              5.75%, 10/01/2010
   5,165,000  California State,                                        5,551,497
              5.00%, 04/01/2011
   1,515,000  California State,                                        1,631,428
              5.00%, 06/01/2011
   2,205,000  California State,                                        2,374,168
              5.00%, 02/01/2012
   4,280,000  Puerto Rico Commonwealth,                                4,449,445
              Refunding, Public Improvement,
              Series C,
              5.00%, 07/01/2018
   1,870,000  California State,                                        2,008,417
              5.25%, 09/01/2018
  12,240,000  California State,                                       12,877,092
              5.00%, 02/01/2020
   2,045,000  California State,                                        2,181,217
              5.25%, 09/01/2020
  10,060,000  California State,                                       10,851,823
              5.25%, 10/01/2020
   1,000,000  California State,                                        1,042,540
              5.00%, 10/01/2023                                   --------------
Total State General Obligations (Cost $75,948,457)                    76,772,290
                                                                  --------------
Local General Obligations: 2.67%
   5,040,000  New York City, New York,                                 5,367,953
              Series G,
              5.00%, 08/01/2010
   2,160,000  New York City, New York,                                 2,300,551
              Series H,
              5.00%, 08/01/2010
  15,365,000  New York City, New York,                                16,435,018
              Series G,
              5.00%, 08/01/2011
   1,700,000  New York City, New York,                                 1,818,388
              Series H,
              5.00%, 08/01/2011
   1,145,000  Los Gatos-Saratoga Joint Union                           1,291,835
              High School District,
              California, Election of 1998,
              Series B,
              5.75%, 12/01/2019


                 Schedule of Investments -- California Municipal Portfolios   53

================================================================================
Principal Amount              Description                           Market Value
================================================================================
$  1,325,000  Los Gatos-Saratoga Joint Union                      $    1,494,918
              High School District,
              California, Election of 1998,
              Series B,
              5.75%, 12/01/2020                                   --------------
Total Local General Obligations (Cost $28,843,159)                    28,708,663
                                                                  --------------
Tax Lease: 0.46%
   2,590,000  Taft Public Financing                                    2,707,716
              Authority, California, Lease
              Revenue, Community
              Correctional Facility Project A,
              5.95%, 01/01/2011
   2,000,000  Sacramento Finance Authority,                            2,215,420
              California, Lease Revenue,
              Series B,
              5.40%, 11/01/2020                                   --------------
Total Tax Lease (Cost $4,400,924)                                      4,923,136
                                                                  --------------
Special Tax: 10.96%
   1,145,000  Monterra Community Development                           1,147,462
              District, Florida, Revenue,
              Bond Anticipation Notes,
              5.00%, 06/01/2006
     200,000  Etiwanda School District,                                  200,072
              Community Facilities District
              No. 3, California, Refunding,
              3.90%, 08/01/2006
   4,270,000  Santa Clara County Financing                             4,343,572
              Authority, California, Special
              Obligation Measure B,
              Transportation Improvement
              Program,
              5.00%, 08/01/2006
   1,290,000  Shingle Creek, Florida, Bond                             1,292,812
              Anticipation Notes,
              5.125%, 08/01/2006
     500,000  Chula Vista Community                                      502,830
              Facilities District No. 06-1,
              Special Tax, California,
              Eastlake Woods Area, Series A,
              3.60%, 09/01/2006
   1,075,000  Riverside, California,                                   1,070,721
              Improvement Bond Act of 1915,
              Canyon Springs Assessment,
              2.40%, 09/02/2006
     645,000  Vacaville, California,                                     643,033
              Improvement Bond Act of 1915,
              Refunding & Improvement,
              Consolidated Reassessment,
              Series A,
              4.25%, 09/02/2006
     275,000  Salinas Public Financing                                   277,646
              Authority, California,
              Revenue, Refunding, Assessment
              Districts, Refinancing
              Subordinated, Series B,
              4.75%, 09/02/2006
   1,645,000  North Las Vegas Special                                  1,658,275
              Improvement District No. 60,
              Aliante, Nevada,
              3.90%, 12/01/2006
   1,000,000  Los Angeles Community                                      997,800
              Redevelopment Agency,
              California, Tax Allocation,
              Subordinated Lien Bunker,
              Series L,
              3.50%, 03/01/2007
   1,775,000  Henderson Local Improvement                              1,773,509
              District No. T-14, Nevada,
              3.75%, 03/01/2007
     350,000  Etiwanda School District,                                  350,714
              Community Facilities District
              No. 3, California, Refunding,
              4.25%, 08/01/2007
     110,000  Fishhawk Community Development                             110,408
              District No. 2, Florida,
              Special Assessment Revenue,
              Series B,
              5.00%, 11/01/2007
   1,180,000  Reunion East Community                                   1,187,316
              Development District, Florida,
              Special Assessment,
              5.20%, 11/01/2007
     620,000  Vizcaya Community Development                              624,625
              District, Florida, Special
              Assessment, Series B,
              5.40%, 11/01/2007
   1,225,000  Los Angeles Community                                    1,210,337
              Redevelopment Agency,
              California, Tax Allocation,
              Subordinated Lien Bunker,
              Series L,
              3.50%, 03/01/2008
     970,000  Village Community Development                              975,587
              District No. 5, Florida,
              Special Assessment Revenue,
              Series B,
              5.00%, 05/01/2008
     515,000  Villasol Community Development                             519,687
              District, Florida, Special
              Assessment Revenue, Series B,
              5.375%, 05/01/2008
  10,345,000  California Economic Recovery                            10,881,905
              Bonds, Series A,
              5.00%, 07/01/2008


54    Sanford C. Bernstein Fund, Inc. -- 2005 Annual Report

================================================================================
Principal Amount              Description                           Market Value
================================================================================
$    480,000  Etiwanda School District,                           $      481,358
              Community Facilities District
              No. 3, California, Refunding,
              4.50%, 08/01/2008
     565,000  Chula Vista Community                                      559,892
              Facilities District No. 06-1,
              Special Tax, California,
              Eastlake Woods Area, Series A,
              4.25%, 09/01/2008
     375,000  Salinas Public Financing                                   377,411
              Authority, California,
              Revenue, Refunding, Assessment
              Districts, Refinancing
              Subordinated, Series B,
              4.75%, 09/02/2008
     515,000  Seven Oaks Community                                       519,666
              Development District No. 2,
              Florida, Special Assessment
              Revenue, Series B,
              5.30%, 11/01/2008
   1,165,000  California Economic Recovery                             1,233,397
              Bonds, Series A,
              5.00%, 01/01/2009
   1,335,000  Los Angeles Community                                    1,309,008
              Redevelopment Agency,
              California, Tax Allocation,
              Subordinated Lien Bunker,
              Series L,
              3.50%, 03/01/2009
     930,000  Middle Village Community                                   936,222
              Development District, Florida,
              Special Assessment, Series B,
              5.00%, 05/01/2009
   1,620,000  Las Vegas Special Improvement                            1,633,948
              District No. 607, Nevada,
              Local Improvement Bonds,
              4.80%, 06/01/2009
   2,795,000  California Economic Recovery                             2,977,933
              Bonds, Series A,
              5.00%, 07/01/2009
     495,000  Etiwanda School District,                                  496,396
              Community Facilities District
              No. 3, California, Refunding,
              4.70%, 08/01/2009
     680,000  Chula Vista Community                                      676,614
              Facilities District No. 06-1,
              California, Eastlake Woods
              Area, Series A,
              4.60%, 09/01/2009
     295,000  Salinas Public Financing                                   297,484
              Authority, California,
              Revenue, Refunding,
              Assessment Districts,
              Refinancing Subordinated,
              Series B,
              5.00%, 09/02/2009
   2,625,000  Upland Community Redevelopment                           2,630,985
              Agency, California, Tax
              Allocation, Magnolia
              Redevelopment Project,
              3.90%, 11/01/2009
   2,175,000  Meadow Pointe III Community                              2,156,012
              Development District, Florida,
              Capital Improvement Revenue,
              Series 2004-1,
              4.80%, 11/01/2009
  28,170,000  California Economic Recovery                            30,463,883
              Bonds, Series A,
              5.25%, 01/01/2010
     875,000  Paseo Community Development                                869,417
              District, Florida, Capital
              Improvement Revenue, Series B,
              4.875%, 05/01/2010
     925,000  Gateway Services Community                                 939,495
              Development District, Florida,
              Special Assessment, Sun City
              Center, Fort Myers Project,
              Series B,
              5.50%, 05/01/2010
     470,000  Etiwanda School District,                                  474,042
              Community Facilities District
              No. 3, California, Refunding,
              4.80%, 08/01/2010
     720,000  Lake Ashton II Community                                   720,259
              Development District, Florida,
              Capital Improvement Revenue,
              Series B,
              4.875%, 11/01/2010
     700,000  Dupree Lakes Community                                     701,274
              Development District, Florida,
              Capital Improvement Revenue,
              5.00%, 11/01/2010
   2,400,000  Monterra Community Development                           2,401,368
              District, Florida, Special
              Assessment, Series B,
              5.00%, 11/01/2010
     990,000  Sterling Hill Community                                  1,002,336
              Development District, Florida,
              Capital Improvement Revenue,
              Series B,
              5.50%, 11/01/2010
  16,860,000  California Economic Recovery                            18,403,533
              Bonds, Series A,
              5.25%, 01/01/2011
   1,000,000  Concorde Estates Community                               1,004,180
              Development District, Florida,
              Capital Improvement Revenue,
              Series B,
              5.00%, 05/01/2011
   2,000,000  Clark County Special                                     2,028,880
              Improvement District No. 142,
              Nevada,
              5.30%, 08/01/2011


                 Schedule of Investments -- California Municipal Portfolios   55

================================================================================
Principal Amount              Description                           Market Value
================================================================================
$  1,755,000  Fremont Public Financing                            $    1,740,258
              Authority, California,
              Revenue, Refunding, Series A,
              3.75%, 09/02/2011
     310,000  Salinas Public Financing                                   318,373
              Authority, California,
              Revenue, Refunding, Assessment
              Districts, Refinancing
              Subordinated, Series B,
              5.25%, 09/02/2011
     800,000  Venetian Community Development                             834,168
              District, Florida, Capital
              Improvement Revenue, Series B,
              5.95%, 05/01/2012
     325,000  Henderson Local Improvement                                325,384
              District No. T-16, Nevada,
              4.75%, 03/01/2013
   1,600,000  Fiddlers Creek Community                                 1,651,440
              Development District No. 2,
              Florida, Special Assessment
              Revenue, Series B,
              5.75%, 05/01/2013
   1,600,000  Pingree Grove, Illinois,                                 1,612,144
              Special Service Area No. 1,
              Special Tax, Cambridge Lakes
              Project, Series 05-1,
              5.25%, 03/01/2015
     915,000  Bartram Park Community                                     917,617
              Development District, Florida,
              Special Assessment,
              4.875%, 05/01/2015
   1,050,000  Tern Bay Community Development                           1,049,160
              District, Florida, Capital
              Improvement Revenue, Series B,
              5.00%, 05/01/2015
     790,000  Lincoln Community Facilities                               830,258
              District No. 2003-1,
              California, Special Tax,
              5.35%, 09/01/2016
   1,250,000  Celebrate Community                                      1,293,238
              Development Authority,
              Virginia, Special Assessment
              Revenue, North Virginia
              Project, Series B,
              6.25%, 03/01/2018
     860,000  Beacon Tradeport Community                                 919,916
              Development District, Florida,
              Industrial Project, Series B,
              7.125%, 05/01/2022
   1,235,000  Lincoln Community Facilities                             1,318,943
              District No. 2003-1,
              California, Special Tax,
              5.90%, 09/01/2024                                   --------------
Total Special Tax (Cost $117,133,488)                                117,874,203
                                                                  --------------
Total Tax Supported (Cost $226,326,028)                              228,278,292
                                                                  --------------
================================================================================
REVENUE:                                                                  17.30%
--------------------------------------------------------------------------------
Airport Revenue: 0.06%
     500,000  Denver City & County,                                      587,390
              Colorado, Airport Revenue,
              Series D, AMT,
              7.75%, 11/15/2013                                   --------------
Total Airport Revenue (Cost $491,180)                                    587,390
                                                                  --------------
Electric Revenue: 7.57%
  17,400,000  Los Angeles Department of                               17,880,066
              Water & Power, California,
              Revenue, Power Systems,
              Series A, Subseries A-1,
              4.50%, 07/01/2007
  19,000,000  California Department of Water                          20,403,720
              Resources, Power Supply
              Revenue, Series A,
              5.50%, 05/01/2009
  15,245,000  Los Angeles Department of                               16,242,785
              Water & Power, California,
              Revenue, Power Systems,
              Series A, Subseries A-1,
              5.00%, 07/01/2009
  21,345,000  California Department of Water                          23,163,594
              Resources, Power Supply
              Revenue, Series A,
              5.25%, 05/01/2010 (c)
   3,580,000  North Carolina Eastern                                   3,768,559
              Municipal Power Agency, Power
              Systems Revenue, Refunding,
              Series C,
              5.30%, 01/01/2015                                   --------------
Total Electric Revenue (Cost $81,106,615)                             81,458,724
                                                                  --------------
Health Care Revenue: 2.17%
   1,300,000  California Statewide                                     1,315,366
              Communities Development
              Authority Revenue, Daughters
              of Charity Health, Series F,
              5.00%, 07/01/2006
   1,100,000  California Statewide                                     1,156,694
              Communities Development
              Authority Revenue, Daughters
              of Charity Health, Series F,
              5.00%, 07/01/2010
   2,000,000  California Statewide                                     2,051,040
              Communities Development
              Authority Revenue, Daughters
              of Charity Health, Series G,
              5.00%, 07/01/2022
   1,190,000  California Statewide                                     1,235,875
              Communities Development
              Authority Revenue, Daughters
              of Charity Health, Series A,
              5.25%, 07/01/2024


56    Sanford C. Bernstein Fund, Inc. -- 2005 Annual Report

================================================================================
Principal Amount              Description                           Market Value
================================================================================
$  2,400,000  Miami Beach Health Facilities                       $    2,686,992
              Authority, Florida, Hospital
              Revenue, Refunding, Mount
              Sinai Medical Center,
              6.75%, 11/15/2024
   3,130,000  California Statewide                                     3,105,242
              Communities Development
              Authority Revenue, Kaiser
              Permanente, Series A,
              2.55%, 08/01/2031 (d)
   3,465,000  California Statewide                                     3,487,799
              Communities Development
              Authority Revenue, Kaiser
              Permanente, Series C,
              3.85%, 08/01/2031 (d)
   3,170,000  California Statewide                                     3,194,060
              Communities Development
              Authority Revenue, Kaiser
              Permanente, Series E,
              3.875%, 04/01/2032
   5,145,000  California Statewide                                     5,080,688
              Communities Development
              Authority Revenue, Kaiser
              Permanente, Series F,
              2.30%, 04/01/2033                                   --------------
Total Health Care Revenue (Cost $23,045,476)                          23,313,756
                                                                  --------------
Higher Education Revenue: 0.33%
   1,280,000  University of California,                                1,297,293
              Revenue, Series A,
              5.00%, 05/15/2006
   2,105,000  California Educational                                   2,292,597
              Facilities Authority Revenue,
              University of the Pacific,
              5.50%, 11/01/2018                                   --------------
Total Higher Education Revenue (Cost $3,466,703)                       3,589,890
                                                                  --------------
Water/Sewer Revenue: 2.20%
   8,150,000  Metropolitan Water District of                           8,816,018
              Southern California,
              Waterworks Revenue, Series B,
              5.00%, 07/01/2010
   2,460,000  San Francisco City & County                              2,547,748
              Public Utilities Commission,
              California, Waterworks
              Revenue, Series A,
              5.00%, 11/01/2012
   2,570,000  Guam Waterworks Authority                                2,557,536
              Certificates of Participation,
              5.18%, 07/01/2015
   2,285,000  California Department of Water                           2,316,099
              Resources, Water System
              Revenue, Series O,
              5.00%, 12/01/2015
   5,000,000  Sacramento County Sanitation                             5,072,100
              District Financing Authority,
              California, Revenue, Series A,
              5.60%, 12/01/2016
   2,045,000  Metropolitan Water District of                           2,356,617
              Southern California,
              Waterworks Revenue, Series A,
              5.75%, 07/01/2021                                   --------------
Total Water/Sewer Revenue (Cost $23,219,779)                          23,666,118
                                                                  --------------
Miscellaneous Revenue: 2.36%
   6,485,000  Los Angeles Harbor Department,                           6,687,462
              California, Revenue, Series B,
              AMT,
              5.75%, 08/01/2009
   8,975,000  Los Angeles County Public                                9,660,421
              Works Financing Authority,
              California, Refunding Flood
              Control District, Series A,
              5.00%, 03/01/2010
     820,000  Pima County Industrial                                     817,909
              Development Authority,
              Arizona, Education Revenue,
              Refunding, Horizon Community
              Learning Center,
              4.45%, 06/01/2014
   1,190,000  Broad Street Community                                   1,316,592
              Development Authority,
              Virginia, Revenue,
              7.125%, 06/01/2015
   2,865,000  Columbiana County Port                                   2,889,925
              Authority, Ohio, Solid Waste
              Facilities Revenue, Liberty
              Waste Transportation LLC
              Project, Series A, AMT,
              7.00%, 08/01/2021
   4,000,000  CSUCI Financing Authority                                3,965,400
              Revenue, California, For Sale
              Housing Construction,
              Series A,
              2.50%, 08/01/2034                                   --------------
Total Miscellaneous Revenue(Cost $25,040,034)                         25,337,709
                                                                  --------------
Industrial Development/Pollution Control
Revenue: 2.61%
   5,165,000  California Pollution Control                             5,135,095
              Financing Authority, Pollution
              Control Revenue, Southern
              California Edison, Series B,
              2.00%, 03/01/2008 (d)
   3,110,000  California Pollution Control                             3,091,993
              Financing Authority, Pollution
              Control Revenue, Southern
              California Edison, Series C,
              2.00%, 03/01/2008 (d)


                 Schedule of Investments -- California Municipal Portfolios   57

================================================================================
Principal Amount              Description                           Market Value
================================================================================
$  3,280,000  Louisa Industrial Development                       $    3,384,960
              Authority, Virginia, Pollution
              Control Revenue, Virginia
              Electric & Power Co.,
              5.25%, 12/01/2008 (d)
   3,000,000  California Statewide                                     2,966,820
              Communities Development
              Authority, Solid Waste
              Revenue,
              2.90%, 04/01/2011 (d)
     415,000  Michigan State Strategic Fund,                             411,535
              Solid Waste Disposal Revenue,
              Limited Obligation Waste
              Management,
              3.00%, 12/01/2013 (d)
   2,500,000  Putnam County, West Virginia,                            2,466,575
              Pollution Control Revenue,
              Appalachian Power Co. Project,
              Series E,
              2.80%, 05/01/2019 (d)
   2,500,000  California Pollution Control                             2,494,975
              Financing Authority, Solid
              Waste Disposal Revenue, Waste
              Management, Series A,
              3.125%, 01/01/2022 (d)
   3,415,000  Beaver County Industrial                                 3,406,360
              Development Authority,
              Pennsylvania, Pollution
              Control Revenue, Cleveland
              Electric Project,
              3.75%, 10/01/2030 (d)
   4,750,000  California Pollution Control                             4,744,727
              Financing Authority, Solid
              Waste Disposal Revenue,
              Republic Services, Inc.,
              Project,
              2.85%, 12/01/2033 (d)                               --------------
Total Industrial Development/Pollution
Control Revenue (Cost $28,145,203)                                    28,103,040
                                                                  --------------
Total Revenue (Cost $184,514,990)                                    186,056,627
================================================================================
ASSET-BACKED SECURITIES:                                                   0.71%
--------------------------------------------------------------------------------
Housing: 0.71%
   3,325,000  Munimae Trust,                                           3,336,405
              Series 2001-1, Class A,
              4.35%, 10/26/2016
   3,875,000  Munimae Trust,                                           3,888,291
              Series 2001-2, Class A,
              4.35%, 10/26/2016
     470,000  California Rural Home Mortgage                             482,460
              Finance Authority,
              Single-Family Mortgage
              Revenue, Mortgage-Backed
              Securities Program, Series A,
              GNMA/FNMA,
              6.55%, 06/01/2030 (d)                               --------------
Total Housing (Cost $7,692,391)                                        7,707,156
                                                                  --------------
Total Asset-Backed Securities(Cost $7,692,391)                         7,707,156
================================================================================
TAX EXEMPT VARIABLE-RATE DEMAND NOTES/SHORT-TERM NOTES:                    3.04%
--------------------------------------------------------------------------------
   5,630,000  New Orleans, Louisiana, Sewage                           5,574,206
              Service Revenue, Bond
              Anticipation Notes,
              3.00%, 07/26/2006
   6,800,000  California State Department of                           6,800,000
              Water Resources, Power Supply
              Revenue, Series B-4,
              2.78%, 05/01/2022 (c)
   5,900,000  California State Department of                           5,900,000
              Water Resources, Power Supply
              Revenue, Series B-2,
              2.95%, 05/01/2022 (c)
   2,000,000  California Statewide                                     2,000,000
              Communities Development
              Authority, Solid Waste
              Facilities Revenue, Chevron
              U.S.A. Inc. Project,
              2.75%, 12/15/2024 (c)
   1,500,000  California Housing Finance                               1,500,000
              Agency, Revenue, Home
              Mortgage, Series M, AMT,
              2.83%, 02/01/2025 (c)
   1,400,000  California Statewide Community                           1,400,000
              Development Authority
              Certificates of Participation,
              Tax Exempt,
              4.10%, 05/15/2029
     900,000  Los Angeles Department of                                  900,000
              Water & Power, California.
              Revenue, Subseries B-3,
              2.81%, 07/01/2034 (c)
   8,600,000  Sacramento County Sanitation                             8,600,000
              District Financing Authority
              Revenue, California, Sub-Lien,
              Regional County B-4,
              2.95%, 12/01/2039                                   --------------
Total Tax Exempt Variable-Rate Demand
Notes/Short-Term Notes (Cost $32,436,311)                             32,674,206
                                                                  --------------


58    Sanford C. Bernstein Fund, Inc. -- 2005 Annual Report

================================================================================
INVESTMENT SUMMARY
--------------------------------------------------------------------------------
Total Investments
(Cost $1,047,248,628) (e)                             98.92%      $1,063,810,756
Cash and Other Assets, Less Liabilities                1.08           11,573,653
                                                     -------      --------------
Net Assets                                           100.00%      $1,075,384,409
                                                     =======      ==============

================================================================================
INTEREST RATE SWAP CONTRACTS
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                                                                      Unrealized
   Notional                                        Rate                                              Appreciation/
    Amount          Description                  Received          Rate Paid     Termination Date   (Depreciation)
------------------------------------------------------------------------------------------------------------------
$ 43,700,000        Goldman Sachs Interest       Variable*         76.48% of       02/03/2006         $(37,074)
                    Rate Swap                                   1 Month LIBOR+

  43,700,000        Merrill Lynch Interest       85.10% of         Variable*       02/03/2006           98,790
                    Rate Swap                 1 Month LIBOR+

   9,800,000        JP Morgan Interest            2.988%           Variable*       04/05/2007          (26,891)
                    Rate Swap

  10,300,000        Citigroup Interest            2.962%           Variable*       06/22/2007          (55,242)
                    Rate Swap

    6,750,000       Merrill Lynch Interest        3.218%           Variable*       07/01/2009          (27,203)
                    Rate Swap

    6,750,000       Merrill Lynch Interest       Variable*          3.775%         02/01/2013          (91,967)
                    Rate Swap

* Variable interest based on the BMA (Bond Market Association) Municipal Swap Index, which fluctuates weekly.
+     Interest based on LIBOR (London Interbank Offered Rate).

=============================================================================================
CREDIT DEFAULT SWAP CONTRACT
---------------------------------------------------------------------------------------------
Swap Counterparty &                Notional       Interest                        Unrealized
Referenced Obligation               Amount          Rate     Termination Date    Appreciation
---------------------------------------------------------------------------------------------
Buy Contract:
Merrill Lynch                     $4,500,000       0.15%       06/20/2010           $12,961
Commonwealth of Puerto Rico,                                                        =======
5.00%, 07/01/2018

=================================================================================================================
FINANCIAL FUTURES CONTRACT SOLD
-----------------------------------------------------------------------------------------------------------------
                             Number of          Expiration        Original          Value at          Unrealized
Type                         Contracts            Month            Value       September 30, 2005    Appreciation
-----------------------------------------------------------------------------------------------------------------
Interest Rate Swap               42            December 2005      $4,690,875       $4,593,750          $97,125
10 Yr Futures                                                                                          =======


                 Schedule of Investments -- California Municipal Portfolios   59

================================================================================
Principal Amount              Description                           Market Value
================================================================================
(a) Represents entire or partial position segregated as collateral for open futures contracts.
(b) Represents entire or partial position segregated as collateral for interest rate swap.
(c) Represents entire or partial position segregated as collateral for when issued and delayed delivery securities.
(d)   Variable rate coupon, rate shown as of September 30, 2005.
(e) At September 30, 2005, the cost basis of investment securities for tax purposes was $1,047,248,628. Gross unrealized appreciation of investments was $20,898,490 and gross unrealized depreciation of investments was $4,336,362, resulting in net unrealized appreciation of $16,562,128 (excluding swap and future transactions).

--------------------------------------------------------------------------------
Explanation of abbreviations:

ACA--American Capital Access
AMT--Subject to Alternative Minimum Tax
AMBAC--American Municipal Bond Assurance Corporation
CSUCI--California State University Channel Islands
FGIC--Financial Guaranty Insurance Company
FNMA--Federal National Mortgage Association
FSA--Financial Security Assurance, Inc.
GNMA--Government National Mortgage Association
MBIA--Municipal Bond Investors Assurance Corporation
RADIAN--Radian Group, Inc.


Allocation of Portfolio Net Assets at September 30, 2005:

Arizona                                              0.08%
California                                          84.33
Colorado                                             0.05
Florida                                              2.34
Ilinois                                              0.15
Louisiana                                            0.52
Michigan                                             0.04
Nevada                                               0.69
New Jersey                                           1.15
New York                                             2.41
North Carolina                                       0.35
Ohio                                                 0.27
Pennsylvania                                         0.32
Virginia                                             0.56
West Virginia                                        0.23
Guam                                                 0.24
U. S. Virgin Islands                                 0.09
Commercial Paper                                     0.27
Puerto Rico                                          4.83
Cash and Other Assets, Less Liabilities              1.08
                                                   -------
Total                                              100.00%
                                                   =======

See Notes to Financial Statements

--------------------------------------------------------------------------------

                         Sanford C. Bernstein Fund, Inc.
                             Schedule of Investments
                          New York Municipal Portfolio
                               September 30, 2005

--------------------------------------------------------------------------------
Principal Amount              Description                           Market Value
================================================================================
PREREFUNDED/ESCROWED:                                                     11.04%
--------------------------------------------------------------------------------
$    585,000  New York City, New York,                            $      590,441
              Series G,
              5.75%, 02/01/2006
              Escrowed to Maturity
   2,135,000  New York State Environmental                             2,207,547
              Facilities Corp., Pollution
              Control Revenue, Prerefunded,
              State Water Revolving Fund,
              Series A,
              4.95%, 06/15/2010
              Prerefunded 06/15/2006 @ 102
     790,000  New York State Environmental                               818,187
              Facilities Corp., Pollution
              Control Revenue, Prerefunded,
              State Water Revolving Fund,
              Series A,
              5.20%, 12/15/2015
              Prerefunded 06/15/2006 @ 102
   1,645,000  MTA, New York, Transit                                   1,675,498
              Facilities Service Contract,
              5.40%, 07/01/2006
              Escrowed to Maturity
   2,495,000  New York State Dormitory                                 2,595,524
              Authority, Revenue,
              Prerefunded, City University,
              5.75%, 07/01/2007
              Prerefunded 07/01/2006 @ 102
   1,040,000  New York State Dormitory                                 1,098,115
              Authority, Mental Health
              Services, Series A,
              5.70%, 02/15/2009
              Prerefunded 02/15/2007 @ 102
       5,000  New York State Dormitory                                     5,279
              Authority, Mental Health
              Services, Series A,
              5.70%, 02/15/2009
              Prerefunded 02/15/2007 @ 102
   2,435,000  New York City, New York,                                 2,615,458
              Series M, AMBAC,
              7.50%, 06/01/2007
              Escrowed to Maturity
   1,885,000  New York State Environmental                             1,980,211
              Facilities Corp., Pollution
              Control Revenue, State
              Revolving Fund, New York City
              Municipal Water Finance
              Authority Series 97-D,
              6.00%, 06/15/2007
              Escrowed to Maturity


60    Sanford C. Bernstein Fund, Inc. -- 2005 Annual Report

================================================================================
Principal Amount              Description                           Market Value
================================================================================
$  5,075,000  Municipal Assistance Corp.,                         $    5,273,839
              New York City, Series O,
              5.25%, 07/01/2007
              Economically Defeased
   1,250,000  MTA, New York, Transit                                   1,303,175
              Facilities, Service Contract,
              Series 7,
              5.45%, 07/01/2007
              Escrowed to Maturity
   1,000,000  MTA, New York, Commuter                                  1,051,800
              Facilities, Series A, MBIA,
              6.00%, 07/01/2007
              Escrowed to Maturity
   2,400,000  MTA, New York, Transit                                   2,536,440
              Facilities, Series K, MBIA,
              6.30%, 07/01/2007
              Escrowed to Maturity
     325,000  New York City, New York,                                   341,413
              Series D, MBIA-IBC,
              5.25%, 08/01/2021
              Prerefunded 08/01/2007 @ 101
   1,635,000  New York State Thruway                                   1,723,797
              Authority, Highway & Bridge,
              Service Contract Revenue,
              Series A2, MBIA,
              5.25%, 04/01/2008
              Escrowed to Maturity
     315,000  New York City Transitional                                 333,635
              Finance Authority, Future Tax
              Secured, Series C,
              5.00%, 05/01/2026
              Prerefunded 05/01/2008 @ 101
      10,000  New York City Transitional                                  10,592
              Finance Authority, Future Tax
              Secured, 2004, Series C,
              5.00%, 05/01/2026
              Prerefunded 05/01/2008 @ 101
   4,185,000  New York City Transitional                               4,458,322
              Finance Authority, Future Tax
              Secured, Series C,
              5.25%, 05/01/2012
              Prerefunded 05/01/2008 @ 101
   1,910,000  MTA, New York, Transit                                   2,047,023
              Facilities, Service Contract,
              Series O, AMBAC,
              5.75%, 07/01/2008
              Escrowed to Maturity
       5,000  New York State Dormitory                                     5,318
              Authority, Mental Health
              Revenue, Series D,
              5.00%, 08/15/2017
              Prerefunded 08/15/2008 @ 101
     185,000  New York State Environmental                               199,809
              Facilities Corp., Clean Water
              & Drinking Prerefunded
              Revolving Funds, Series D,
              5.15%, 10/15/2019
              Prerefunded 10/15/2008 @ 102
   2,330,000  New York State Urban                                     2,506,474
              Development Corp.,
              Correctional Facilities,
              Series B, AMBAC,
              5.25%, 01/01/2016
              Prerefunded 01/01/2009 @ 101 (a)
   1,800,000  Onondaga County, New York,                               1,955,484
              Economically Defeased,
              5.70%, 04/01/2009
              Escrowed to Maturity
   1,865,000  New York City Transitional                               2,018,247
              Finance Authority, Future Tax
              Secured, Series C,
              5.25%, 05/01/2014
              Prerefunded 05/01/2009 @ 101
     500,000  New York City Transitional                                 541,085
              Finance Authority, Future Tax
              Secured, Series 1999 C,
              5.25%, 05/01/2015
              Prerefunded 05/01/2009 @ 101
   1,485,000  New York City Municipal Water                            1,634,153
              Finance Authority, New York,
              Series A,
              6.00%, 06/15/2009
              Escrowed to Maturity
   1,495,000  MTA, New York, Commuter                                  1,652,110
              Facilities, Series A, MBIA,
              6.10%, 07/01/2009
              Escrowed to Maturity
     440,000  New York State Environmental                               487,106
              Facilities Corp., State
              Revolving Funds, Series B,
              5.875%, 07/15/2020
              Prerefunded 07/15/2009 @ 101
   1,045,000  New York City Transitional                               1,190,098
              Finance Authority, New York,
              Future Tax, Series B,
              6.25%, 11/15/2017
              Prerefunded 05/15/2010 @ 101
   2,740,000  New York City, New York,                                 3,149,603
              Series A, XLCA,
              6.50%, 05/15/2017
              Prerefunded 05/15/2010 @ 101
     955,000  New York State Dormitory                                 1,062,418
              Authority, Mental Health
              Services, Series D, FSA,
              5.75%, 08/15/2011
              Prerefunded 08/15/2010 @ 100
     960,000  New York State Dormitory                                 1,067,981
              Authority, Mental Health
              Services, Series D, FSA,
              5.75%, 02/15/2012
              Prerefunded 08/15/2010 @ 100
   2,205,000  New York State Dormitory                                 2,465,322
              Authority, Mental Health
              Services, Series D, FSA,
              5.875%, 02/15/2013
              Prerefunded 08/15/2010 @ 100


                   Schedule of Investments -- New York Municipal Portfolios   61

================================================================================
Principal Amount              Description                           Market Value
================================================================================
$  3,000,000  New York State Thruway                              $    3,293,070
              Authority Revenue, Local
              Highway & Bridge Service
              Contract,
              5.25%, 04/01/2016
              Prerefunded 04/01/2011 @ 100
   5,860,000  New York State Thruway                                   6,432,463
              Authority, Service Contract
              Revenue,
              5.25%, 04/01/2017
              Prerefunded 04/01/2011 @ 100
   6,000,000  New York State Thruway                                   6,586,140
              Authority Revenue, Local
              Highway & Bridge Service
              Contract,
              5.25%, 04/01/2018
              Prerefunded 04/01/2011 @ 100
   1,830,000  Onondaga County, New York,                               2,049,820
              5.70%, 04/01/2011
              Escrowed to Maturity
   1,490,000  New York State Environmental                             1,675,550
              Facilities Corp., Pollution
              Control Revenue, State
              Revolving Fund, New York City
              Municipal Water Finance
              Authority,
              5.75%, 06/15/2011
              Escrowed to Maturity
   4,770,000  New York State Environmental                             5,364,008
              Facilities Corp., State Water
              Revolving Fund, New York City
              Municipal Water Refunding,
              Series A,
              5.75%, 06/15/2011
              Escrowed to Maturity
   2,715,000  MTA, New York, Commuter                                  2,985,115
              Facilities Revenue, Series A,
              5.25%, 07/01/2028
              Prerefunded 07/01/2011 @ 100
   1,640,000  New York State Dormitory                                 1,824,418
              Authority, Lease Revenue,
              State University, FGIC,
              5.50%, 07/01/2017
              Prerefunded 07/01/2011 @ 100
   1,000,000  New York State Dormitory                                 1,112,450
              Authority, Lease Revenue,
              State University, FGIC,
              5.50%, 07/01/2020
              Prerefunded 07/01/2011 @ 100
   1,845,000  Nassau County Interim Finance                            2,045,552
              Authority, New York, Sales Tax
              Secured, Series A1, AMBAC,
              5.375%, 11/15/2015
              Prerefunded 11/15/2011 @ 100
     825,000  Nassau County Interim Finance                              914,678
              Authority, New York, Sales Tax
              Secured, Series A1, AMBAC,
              5.375%, 11/15/2016
              Prerefunded 11/15/2011 @ 100
   1,000,000  MTA, New York, Transit                                   1,087,460
              Facilities Revenue,
              Series B-1, AMBAC,
              5.00%, 07/01/2018
              Prerefunded 01/01/2012 @ 100
  13,995,000  Triborough Bridge & Tunnel                              15,156,865
              Authority, New York, Toll
              Revenue, General Purpose
              Senior Series,
              5.50%, 01/01/2012
              Escrowed to Maturity
   1,400,000  New York State Dormitory                                 1,558,956
              Authority, State University
              Dormitory Facilities, Lease
              Revenue,
              5.375%, 07/01/2019
              Prerefunded 07/01/2012 @ 100
   4,670,000  Niagara Falls Bridge                                     5,483,934
              Commission, New York,
              6.30%, 10/01/2012
              Escrowed to Maturity
  10,240,000  New Jersey State                                        11,507,610
              Transportation Trust Fund
              Authority, Series 2003 C,
              5.50%, 06/15/2021
              Prerefunded 06/15/2013 @ 100
   7,860,000  MTA, New York, Dedicated Tax                             8,797,148
              Fund, Series A, FSA,
              5.25%, 04/01/2015
              Prerefunded 10/01/2014 @ 100
   1,000,000  New York State Dormitory                                 1,055,960
              Authority, North General
              Hospital, Secured Hospital
              Program, Series G, MBIA,
              5.20%, 02/15/2016
              Escrowed to Maturity
   9,370,000  Triborough Bridge & Tunnel                              10,646,756
              Authority, New York, Toll
              Revenue, Series Y,
              5.50%, 01/01/2017
              Escrowed to Maturity
   2,545,000  New York City Transitional                               2,832,229
              Finance Authority, Future Tax
              Secured, Series B,
              5.50%, 02/01/2017
              Escrowed to Maturity
   8,165,000  Triborough Bridge & Tunnel                               8,684,457
              Authority, New York, Special
              Obligation, Series A, MBIA,
              5.125%, 01/01/2018
              Escrowed to Maturity


62    Sanford C. Bernstein Fund, Inc. -- 2005 Annual Report

================================================================================
Principal Amount              Description                           Market Value
================================================================================
$  1,260,000  MTA, New York, Commuter                             $    1,313,966
              Facilities, Series B, AMBAC,
              5.00%, 07/01/2020
              Escrowed to Maturity                                --------------
Total Prerefunded/Escrowed (Cost $147,849,890)                       155,010,109
                                                                  --------------
================================================================================
INSURED:                                                                  43.41%
--------------------------------------------------------------------------------
   1,000,000  Port Authority of New York &                             1,015,580
              New Jersey, Consolidated
              139th, FGIC,
              4.50%, 10/01/2006 (b)
   1,205,000  Port Authority of New York &                             1,244,729
              New Jersey, Special Obligation
              Revenue, MBIA,
              6.00%, 12/01/2006
   2,000,000  New York State Dormitory                                 2,076,020
              Authority, State University,
              Series B, FGIC,
              5.375%, 05/15/2007
   2,565,000  New York City, New York,                                 2,747,756
              Unrefunded Balance, Series M,
              AMBAC,
              7.50%, 06/01/2007
   4,000,000  Westchester County Industrial                            4,042,920
              Development Agency, New York,
              Resource Recovery Revenue,
              Series A, AMBAC,
              5.60%, 07/01/2007
   1,265,000  New York City, New York,                                 1,360,115
              Series B, AMBAC,
              7.25%, 08/15/2007
   3,765,000  MTA, New York, Transportation                            3,961,571
              Revenue, Refunding, Series E,
              MBIA,
              5.50%, 11/15/2007
   1,560,000  New York City Transportation                             1,641,338
              Authority, Certificates of
              Participation, Series A,
              AMBAC,
              5.50%, 01/01/2008
   1,345,000  Babylon, New York, Series A,                             1,521,760
              AMBAC,
              9.20%, 01/15/2008
   1,000,000  New York State Dormitory                                 1,044,100
              Authority, Brookdale Hospital
              Revenue, Refunding, Series J,
              AMBAC,
              5.125%, 02/15/2008
   2,060,000  Longwood Central School                                  2,131,297
              District, New York, FGIC,
              4.50%, 03/15/2008
   2,750,000  New York State Thruway                                   2,892,588
              Authority, Highway & Bridge
              Trust Fund, Series A, FSA,
              5.25%, 04/01/2008
     525,000  New York State Thruway                                     552,221
              Authority, Service Contract
              Revenue, Series A-2, MBIA,
              5.25%, 04/01/2008
   1,000,000  Suffolk County Waterworks                                1,051,350
              Authority, New York, MBIA,
              5.10%, 06/01/2008
   4,575,000  New York State, Series B,                                4,645,821
              AMBAC,
              5.625%, 08/15/2008
  11,570,000  Port Authority of New York &                            12,206,928
              New Jersey, Consolidated 126th
              Series, FGIC,
              5.25%, 11/15/2008
   2,090,000  Port Authority of New York &                             2,242,716
              New Jersey, Special Obligation
              Revenue, MBIA,
              6.25%, 12/01/2008
   7,985,000  MTA, New York, Service                                   8,441,183
              Contract, Series B, FGIC,
              5.00%, 01/01/2009
   1,900,000  New York State Dormitory                                 2,003,702
              Authority, Lease Revenue,
              Municipal Health Facilities
              Improvement Program, Series 1,
              FSA,
              5.00%, 01/15/2009
   2,750,000  New York State, Series A, FSA,                           2,820,262
              4.00%, 03/15/2009
   1,290,000  New York State Dormitory                                 1,366,007
              Authority, State Personal
              Income Tax Revenue, Series A,
              FGIC,
              5.00%, 03/15/2009
   9,280,000  New York State Thruway                                   9,833,552
              Authority, Highway & Bridge
              Trust Fund, Series B, AMBAC,
              5.00%, 04/01/2009
   4,550,000  Long Island Power Authority,                             4,846,296
              New York, Electric System
              Revenue, Series 8, Subseries
              8B-RMK, AMBAC,
              5.25%, 04/01/2009 (c)
   3,445,000  New York State Thruway                                   3,659,830
              Authority, Service Contract
              Revenue, Series A-2, MBIA,
              5.375%, 04/01/2009
   2,475,000  Erie County Industrial                                   2,621,619
              Development Agency, New York,
              School Facility Revenue,
              School District of the City of
              Buffalo, FSA,
              5.00%, 05/01/2009


                   Schedule of Investments -- New York Municipal Portfolios   63

================================================================================
Principal Amount              Description                           Market Value
================================================================================
$  1,980,000  Suffolk County, New York,                           $    2,098,681
              Refunding, Series B, FSA,
              5.00%, 05/01/2009
   1,065,000  New York State Dormitory                                 1,148,624
              Authority, State University
              Revenue, Educational
              Facilities, Series A, MBIA,
              5.50%, 05/15/2009
   4,055,000  New York State Dormitory                                 4,373,398
              Authority, State University
              Revenue, Series A, FGIC,
              5.50%, 05/15/2009
   1,005,000  New York State Dormitory                                 1,068,948
              Authority, Jewish Board of
              Family & Children, AMBAC,
              5.00%, 07/01/2009
   8,135,000  New York State Dormitory                                 8,723,811
              Authority, City University
              System Revenue, Consolidated
              4th General Series A, MBIA,
              5.25%, 07/01/2009
   3,630,000  New York State Dormitory                                 3,875,860
              Authority, City University
              Revenue, Series A, AMBAC,
              5.75%, 07/01/2009
   2,000,000  New York State Dormitory                                 2,135,460
              Authority, City University
              Revenue, Series A, FSA,
              5.75%, 07/01/2009
   1,550,000  Babylon, New York, Waste                                 1,857,908
              Facilities, FGIC,
              9.00%, 08/01/2009
   3,345,000  New York City, New York,                                 3,741,550
              Series D, MBIA-IBC,
              6.50%, 11/01/2009
   2,000,000  MTA, New York, Dedicated Tax                             2,135,200
              Fund, Series A, FSA,
              5.00%, 11/15/2009
   6,270,000  Port Authority of New York &                             6,751,034
              New Jersey, Consolidated 126th
              Series, FGIC,
              5.50%, 11/15/2009
   1,100,000  Long Island Power Authority,                             1,194,094
              New York, Electric System
              Revenue, Series A, AMBAC,
              5.50%, 12/01/2009
   1,090,000  Nassau County, New York,                                 1,179,663
              Series G, MBIA,
              5.40%, 01/15/2010
   1,125,000  Hempstead Town, New York,                                1,173,386
              Series A, MBIA,
              4.50%, 02/01/2010
   1,285,000  New York City Transitional                               1,373,871
              Finance Authority, New York,
              Future Tax Secured, Series E,
              MBIA-IBC,
              5.00%, 02/01/2010
   9,475,000  New York City Health &                                  10,096,181
              Hospital Corp., Health System
              Revenue, Refunding, Series A,
              AMBAC,
              5.00%, 02/15/2010
   3,150,000  New York State Dormitory                                 3,406,001
              Authority, State Personal
              Income Tax Revenue, Series A,
              FGIC,
              5.25%, 03/15/2010
   3,290,000  Long Island Power Authority,                             3,518,721
              New York, Electric System
              Revenue, AMBAC,
              5.00%, 04/01/2010
   1,050,000  New York State Thruway                                   1,129,611
              Authority, Local Highway &
              Bridge Service Contract, MBIA,
              5.10%, 04/01/2010
   2,220,000  Erie County Industrial                                   2,376,954
              Development Agency, New York,
              School Facility Revenue,
              School District of the City of
              Buffalo, FSA,
              5.00%, 05/01/2010
   1,145,000  New York State Dormitory                                 1,232,295
              Authority, New York,
              University Revenue, Series A,
              MBIA,
              5.00%, 07/01/2010
   6,680,000  MTA, New York, Service                                   7,328,695
              Contract, Series B, FGIC,
              5.50%, 07/01/2010
   1,120,000  Nassau County, New York,                                 1,223,622
              Combined Sewer Districts,
              Series A, AMBAC,
              5.50%, 07/01/2010
  10,150,000  MTA, New York, Transportation                           10,945,253
              Revenue, Refunding, Series E,
              MBIA,
              5.00%, 11/15/2010
   4,235,000  Nassau County Interim Finance                            4,566,812
              Authority, New York, Sales Tax
              Secured, Series A, AMBAC,
              5.00%, 11/15/2010
  12,530,000  Port Authority of New York &                            13,650,182
              New Jersey, Consolidated 126th
              Series, FGIC,
              5.50%, 11/15/2010
   7,950,000  Yonkers, New York, Refunding,                            8,519,299
              Series A, MBIA,
              5.00%, 12/01/2010
   8,380,000  New York State Thruway                                   9,030,540
              Authority, General Revenue,
              Series F, AMBAC,
              5.00%, 01/01/2011


64    Sanford C. Bernstein Fund, Inc. -- 2005 Annual Report

================================================================================
Principal Amount              Description                           Market Value
================================================================================
$  2,310,000  New York State Urban                                $    2,511,062
              Development Corp.,
              Correctional Refunding,
              Series A, XLCA,
              5.25%, 01/01/2011
   3,870,000  New York State Thruway                                   4,171,318
              Authority, State Personal
              Income Tax Revenue,
              Series A, FSA,
              5.00%, 03/15/2011
   4,405,000  New York State Dormitory                                 4,856,557
              Authority, State Personal
              Income Tax, Education,
              Series A, MBIA,
              5.50%, 03/15/2011
   9,360,000  New York State Local                                    10,084,651
              Government Assistance Corp.,
              Refunding, Subordinated Lien,
              Series A-1, FSA,
              5.00%, 04/01/2011
   3,000,000  New York State Thruway                                   3,235,380
              Authority, Highway & Bridge
              Trust Fund, Series B, FSA,
              5.00%, 04/01/2011
   4,085,000  Long Island Power Authority,                             4,305,386
              New York, Electric System
              Revenue, MBIA,
              5.125%, 04/01/2011
   3,675,000  New York State Thruway                                   4,008,947
              Authority, Second General
              Highway and Bridge Trust Fund,
              Series B, AMBAC,
              5.25%, 04/01/2011
   4,625,000  New York State Thruway                                   5,045,274
              Authority, Highway & Bridge
              Trust Fund, Refunding,
              Series C, MBIA-IBC,
              5.25%, 04/01/2011
   6,485,000  New York State Dormitory                                 7,291,345
              Authority, State University
              Educational Facilities,
              Series A, MBIA-IBC,
              5.875%, 05/15/2011
   6,025,000  New York City Municipal Water                            6,513,507
              Finance Authority, New York,
              Water & Sewer System Revenue,
              Series D, FSA,
              5.00%, 06/15/2011
   1,580,000  New York State Dormitory                                 1,709,007
              Authority, New York,
              University Revenue,
              Series B, MBIA-IBC,
              5.00%, 07/01/2011
   1,085,000  New York State Dormitory                                 1,156,903
              Authority, New York, Medical
              College, MBIA,
              5.25%, 07/01/2011
   1,000,000  Nassau County, New York,                                 1,126,690
              Series A, AMBAC,
              6.00%, 07/01/2011
   1,030,000  New York City, New York,                                 1,148,759
              Series F, MBIA-IBC,
              5.75%, 08/01/2011
   6,395,000  New York City, New York,                                 7,132,343
              Series G, MBIA-IBC,
              5.75%, 08/01/2011
      45,000  New York State Dormitory                                    49,424
              Authority, Unrefunded Portion,
              Mental Health Services,
              Series D, FSA,
              5.75%, 08/15/2011
   1,865,000  MTA, New York, Dedicated Tax                             2,020,858
              Fund, Series A, MBIA,
              5.00%, 11/15/2011
      40,000  New York State Dormitory                                    43,933
              Authority, Unrefunded Portion,
              Mental Health Services,
              Series D, FSA,
              5.75%, 02/15/2012
   1,000,000  New York State Thruway                                   1,083,980
              Authority, Second General
              Highway and Bridge Trust Fund,
              Series B, FSA,
              5.00%, 04/01/2012
   8,120,000  New York City Municipal Water                            9,277,181
              Finance Authority, Water &
              Sewer System Revenue,
              Series A, AMBAC,
              5.875%, 06/15/2012
   1,540,000  New York State Dormitory                                 1,744,343
              Authority, New York,
              University Series A, MBIA,
              5.75%, 07/01/2012
   1,000,000  Nassau County, New York,                                 1,139,210
              Series A, FGIC,
              6.00%, 07/01/2012
   2,410,000  Yonkers, New York, Series A,                             2,604,800
              MBIA,
              5.00%, 08/01/2012
  11,630,000  New York City, New York,                                12,744,154
              Series B, FSA,
              5.25%, 08/01/2012
   1,100,000  Albany County, New York, FGIC,                           1,190,871
              5.00%, 10/01/2012
   4,930,000  New York State Thruway                                   5,349,789
              Authority, General Revenue,
              Series F, AMBAC,
              5.00%, 01/01/2013
   3,680,000  MTA, New York, Service                                   4,109,456
              Contract, Series B, MBIA,
              5.50%, 01/01/2013


                   Schedule of Investments -- New York Municipal Portfolios   65

================================================================================
Principal Amount              Description                           Market Value
================================================================================
$  1,880,000  New York State Dormitory                            $    1,984,509
              Authority, Municipal Health
              Facilities, Series 1, FSA,
              5.125%, 01/15/2013
   1,110,000  New York State Dormitory                                 1,176,822
              Authority, Mental Health,
              Series D, MBIA,
              5.25%, 02/15/2013
     100,000  New York State Dormitory                                   110,339
              Authority, Unrefunded Portion,
              Mental Health Services,
              Series D, FSA,
              5.875%, 02/15/2013
   3,895,000  New York State Local                                     4,236,825
              Government Assistance Corp.,
              Refunding, Subordinated Lien,
              Series A-1, FSA,
              5.00%, 04/01/2013
   5,935,000  New York State Thruway                                   6,455,856
              Authority, Second General
              Highway and Bridge Trust Fund,
              Series B, FGIC,
              5.00%, 04/01/2013
   3,200,000  New York State Thruway                                   3,532,832
              Authority, Second General
              Highway and Bridge Trust Fund,
              Series A, MBIA,
              5.25%, 04/01/2013
   7,985,000  New York City Industrial                                 8,310,309
              Development Agency, New York,
              Civic Facility Revenue, Magen
              David Yeshivah Project, ACA,
              4.99%, 06/15/2013
   1,535,000  New York City Municipal Water                            1,768,903
              Finance Authority, New York,
              Series A, AMBAC,
              5.875%, 06/15/2013
   1,135,000  New York State Dormitory                                 1,250,475
              Authority, City University
              System, Series 1, FSA,
              5.75%, 07/01/2013
   1,000,000  Nassau County, New York,                                 1,149,860
              Series A, FGIC,
              6.00%, 07/01/2013
  17,945,000  New York City Transitional                              19,559,691
              Finance Authority, New York,
              Series D-2, FGIC,
              5.00%, 11/01/2013
   6,975,000  New York City Transitional                               7,795,748
              Finance Authority, New York,
              Series A, FGIC,
              5.50%, 11/01/2013
   4,145,000  Nassau County Interim Finance                            4,519,460
              Authority, New York, Series A,
              AMBAC,
              5.00%, 11/15/2013
   2,660,000  MTA, New York, Dedicated Tax                             2,946,535
              Fund, Series A, MBIA,
              5.25%, 11/15/2013
   1,140,000  New York State Dormitory                                 1,199,519
              Authority, Brookdale Hospital,
              Secured Hospital Program,
              MBIA,
              5.20%, 02/15/2014
  22,210,000  New York State Thruway                                  24,229,333
              Authority, Second General
              Highway and Bridge Trust Fund,
              Series B, FSA,
              5.00%, 04/01/2014
   1,000,000  New York State Urban                                     1,076,490
              Development Corp., Community
              Enhancement Facilities, AMBAC,
              5.125%, 04/01/2014
   1,120,000  Erie County Industrial                                   1,222,648
              Development Agency, New York,
              School Facility Revenue, City
              School District, Buffalo
              Project, FSA,
              5.00%, 05/01/2014
   6,355,000  New York State Dormitory                                 6,946,841
              Authority, State University
              Dormitory Facilities,
              Series A, MBIA,
              5.00%, 07/01/2014
   3,930,000  New York State Dormitory                                 4,130,627
              Authority, Secured Hospital
              Program, Series E, MBIA,
              5.20%, 02/15/2015
   1,355,000  New York State Local                                     1,433,522
              Government Assistance Corp.,
              Series A, FGIC,
              5.00%, 04/01/2015
   4,725,000  New York State Dormitory                                 5,178,647
              Authority, State University
              Dormitory Facilities,
              Series A, MBIA,
              5.00%, 07/01/2015
   1,355,000  Port Authority of New York &                             1,411,504
              New Jersey, Consolidated 117th
              Series, FGIC, AMT,
              5.125%, 11/15/2015
     765,000  Nassau County Interim Finance                              842,387
              Authority, New York, Sales Tax
              Secured, Series A1, AMBAC,
              5.375%, 11/15/2015
   2,220,000  Long Island Power Authority,                             2,338,948
              New York, Electric System
              Revenue, Series A, FSA,
              5.00%, 12/01/2015
   5,820,000  New York State Dormitory                                 6,083,297
              Authority, Revenue, Wyckoff
              Heights, Series H, MBIA,
              5.20%, 02/15/2016


66    Sanford C. Bernstein Fund, Inc. -- 2005 Annual Report

================================================================================
Principal Amount              Description                           Market Value
================================================================================
$  5,905,000  New York State Dormitory                            $    6,575,985
              Authority, State University
              Educational Facilities,
              Series 1989, MBIA,
              6.00%, 05/15/2016
   2,240,000  New York City, New York,                                 2,344,138
              Series B, FSA,
              5.25%, 08/01/2016
     335,000  Nassau County Interim Finance                              367,924
              Authority, New York, Sales Tax
              Secured, Series A1, AMBAC,
              5.375%, 11/15/2016
   1,310,000  New York State Thruway                                   1,362,741
              Authority, Highway & Bridge
              Trust Fund, Series B, FSA,
              5.00%, 04/01/2017
   2,045,000  New York State, Series D,                                2,171,954
              AMBAC,
              5.00%, 07/15/2017
   4,855,000  New York State Dormitory                                 5,107,606
              Authority, Mental Health,
              Series D, MBIA,
              5.00%, 08/15/2017
   1,900,000  New York State Thruway                                   2,043,545
              Authority, State Personal
              Income Tax Revenue,
              Series 2005 A, FSA,
              5.00%, 03/15/2018
   1,120,000  New York State Thruway                                   1,224,821
              Authority, Highway & Bridge
              Trust Fund, Series A, FGIC,
              5.00%, 04/01/2018
   1,000,000  New York State Dormitory                                 1,075,170
              Authority, Winthrop University
              Hospital Associates, Series A,
              AMBAC,
              5.25%, 07/01/2018
   1,000,000  New York State Dormitory                                 1,194,710
              Authority, New York,
              University Series A, MBIA,
              6.00%, 07/01/2018
   2,720,000  New York State Housing Finance                           2,888,450
              Agency, Service Contract
              Obligation Revenue, Series C,
              MBIA-IBC,
              5.50%, 09/15/2018
   5,325,000  MTA, New York, Revenue,                                  5,915,756
              Refunding, Series A, AMBAC,
              5.50%, 11/15/2018
   2,310,000  New York State Environmental                             2,503,370
              Facilities Corp., Personal
              Income Tax  Revenue, Series A,
              FGIC,
              5.25%, 01/01/2019
   1,780,000  New York State Dormitory                                 1,887,316
              Authority, Mental Health
              Services, Series C, MBIA,
              5.25%, 02/15/2019
   2,500,000  New York State Thruway                                   2,649,625
              Authority, State Personal
              Income Tax Revenue, Series A,
              MBIA,
              5.00%, 03/15/2019
   1,325,000  New York State Dormitory                                 1,425,303
              Authority, South Nassau
              Community Hospital, Series B,
              AMBAC,
              5.25%, 07/01/2019
   1,030,000  New York State Environmental                             1,112,184
              Facilities Corp., Personal
              Income Tax Revenue, Series A,
              FGIC,
              5.25%, 01/01/2020
   3,000,000  New York City Transitional                               3,218,100
              Finance Authority, Future Tax
              Secured, Series C, AMBAC,
              5.25%, 08/01/2020
   6,265,000  New York State Urban                                     6,730,615
              Development Corp., State
              Personal Income Tax Revenue,
              Series 2005 A-1, AMBAC,
              5.00%, 12/15/2020
   2,000,000  New York City Transitional                               2,149,340
              Finance Authority, Series E,
              MBIA,
              5.25%, 02/01/2021
   5,150,000  New York State Dormitory                                 5,470,021
              Authority, Mental Health
              Services, Series D, FGIC,
              5.00%, 02/15/2021
   1,055,000  New York State Thruway                                   1,119,376
              Authority, General Highway &
              Bridge Trust Fund, Series A,
              MBIA,
              5.00%, 04/01/2021
  10,175,000  Puerto Rico Commonwealth,                               10,689,346
              Refunding, Public Improvement,
              Series C, FSA,
              5.00%, 07/01/2021
     895,000  New York City, New York,                                   921,787
              Series D, MBIA-IBC,
              5.25%, 08/01/2021
   7,910,000  New York State Thruway                                   8,398,996
              Authority, State Personal
              Income Tax Revenue, Series A,
              FSA,
              5.00%, 03/15/2022
   1,000,000  New York City Municipal Water                            1,037,900
              Finance Authority, New York,
              Series A, AMBAC,
              5.125%, 06/15/2022


                   Schedule of Investments -- New York Municipal Portfolios   67

================================================================================
Principal Amount              Description                           Market Value
================================================================================
$  2,500,000  Long Island Power Authority,                        $    2,628,750
              New York, Electric System
              Revenue, Series A, FSA,
              5.125%, 12/01/2022
   4,910,000  New York State Dormitory                                 5,183,929
              Authority, Mental Health
              Services, Series B, AMBAC,
              5.00%, 02/15/2023
   5,665,000  New York State Thruway                                   6,012,888
              Authority, State Personal
              Income Tax Revenue, Series A,
              AMBAC,
              5.00%, 03/15/2023
   1,000,000  New York City Transitional                               1,054,860
              Finance Authority, New York,
              Future Tax Secured, Series B,
              AMBAC,
              5.00%, 08/01/2023
   1,240,000  New York City, New York,                                 1,285,483
              Series J, MBIA,
              5.00%, 08/01/2023
   7,665,000  New York State Dormitory                                 8,092,630
              Authority, Mental Health
              Services, Series D, FGIC,
              5.00%, 08/15/2023
   5,300,000  Long Island Power Authority,                             5,636,921
              New York, Electric System
              Revenue, Series A, MBIA-IBC,
              5.50%, 12/01/2023
   1,000,000  New York State Environmental                             1,062,010
              Facilities Corp., State
              Environment, Series A, FGIC,
              5.00%, 12/15/2023
   1,000,000  New York State Thruway                                   1,057,260
              Authority, Second General
              Highway and Bridge Trust Fund,
              Series A, MBIA,
              5.00%, 04/01/2024
   1,520,000  Erie County Industrial                                   1,719,637
              Development Agency, School
              Facility Revenue, City School
              District, Buffalo Project, FSA,
              5.75%, 05/01/2024
   4,485,000  New York City Municipal Water                            4,752,530
              Finance Authority, New York,
              Water & Sewer System Revenue,
              Series B, AMBAC,
              5.00%, 06/15/2024
  15,000,000  Sales Tax Asset Receivable                              15,905,250
              Corp., Refunding, Series A,
              MBIA,
              5.00%, 10/15/2024
   4,135,000  Puerto Rico Public Finance                               4,512,608
              Corp., Commonwealth
              Appropriated, Series A, AMBAC,
              5.25%, 08/01/2030
  14,640,000 Puerto Rico Public Finance                               15,976,925
              Corp., Commonwealth
              Appropriated, Series A, FGIC,
              5.25%, 08/01/2031
  17,600,000  Energy Research & Development                           17,477,504
              Authority, Pollution Control
              Revenue, ARS Electric and Gas
              Project, Series C, MBIA,
              3.245%, 04/01/2034
   6,680,000  Puerto Rico Public Buildings                             7,226,491
              Authority, Guaranteed,
              Government Facilities,
              Series J, AMBAC,
              5.00%, 07/01/2036 (c)                               --------------
Total Insured (Cost $601,905,710)                                    609,545,725
                                                                  --------------
================================================================================
TAX SUPPORTED:                                                            28.32%
--------------------------------------------------------------------------------
Local General Obligations: 8.02%
     725,000  New York City, New York,                                   731,598
              Unrefunded Balance, Series G,
              5.75%, 02/01/2006
   1,000,000  New York City, New York,                                 1,017,410
              Series I,
              6.25%, 04/15/2006
   1,700,000  Schenectady, New York, Bond                              1,699,099
              Anticipation Notes,
              5.25%, 05/26/2006
   9,175,000  New York City, New York,                                 9,330,057
              Series G,
              5.00%, 08/01/2006 (a)
   1,300,000  Westchester County, New York,                            1,364,909
              Series A,
              6.75%, 02/01/2007
   2,200,000  New York City, New York,                                 2,278,166
              Series A,
              5.00%, 08/01/2007
   4,320,000  New York City, New York,                                 4,492,498
              Refunding, Series G,
              5.25%, 08/01/2007
     500,000  New York City, New York,                                   522,165
              Series 98F,
              5.50%, 08/01/2007
   3,600,000  New York City, New York,                                 3,767,436
              Series 04G,
              5.00%, 08/01/2008
   1,775,000  New York City, New York,                                 1,857,555
              Series I,
              5.00%, 08/01/2008
     800,000  Onondaga County, New York,                                 865,248
              Unrefunded Balance,
              5.70%, 04/01/2009
  15,095,000  New York City, New York,                                15,958,736
              Series G,
              5.00%, 08/01/2009


68    Sanford C. Bernstein Fund, Inc. -- 2005 Annual Report

================================================================================
Principal Amount              Description                           Market Value
================================================================================
$  2,000,000  New York City, New York,                            $    2,114,440
              Series I,
              5.00%, 08/01/2009
   1,730,000  New York City, New York,                                 1,844,370
              Series A,
              5.25%, 08/01/2009
  18,135,000  New York City, New York,                                19,495,125
              Series G,
              5.50%, 08/01/2009
   5,640,000  New York City, New York,                                 5,977,723
              Series J,
              5.00%, 03/01/2010
   4,130,000  New York City, New York,                                 4,398,739
              Series A,
              5.00%, 08/01/2010
   2,615,000  New York City, New York,                                 2,785,158
              Series B,
              5.00%, 08/01/2010
   1,100,000  New York City, New York,                                 1,171,577
              Series B,
              5.00%, 08/01/2010
   1,540,000  New York City, New York,                                 1,640,208
              Series G,
              5.00%, 08/01/2010
   5,265,000  New York City, New York,                                 5,607,593
              Series I,
              5.00%, 08/01/2010
     770,000  Onondaga County, New York,                                 856,363
              Unrefunded Balance,
              5.70%, 04/01/2011
   1,000,000  New York City, New York,                                 1,069,640
              Series H,
              5.00%, 08/01/2011
   3,845,000  New York City, New York,                                 4,124,570
              Series G,
              5.00%, 08/01/2012
   6,275,000  New York City, New York,                                 6,862,466
              Subseries F-1,
              5.25%, 09/01/2014
   3,335,000  New York City, New York,                                 3,561,547
              Series F,
              5.25%, 08/01/2016
   5,705,000  New York City, New York,                                 6,120,210
              Series A,
              5.25%, 08/01/2017
   1,000,000  New York City, New York,                                 1,091,960
              Series C,
              5.50%, 09/15/2019                                   --------------
Total Local General Obligations (Cost $112,016,873)                  112,606,566
                                                                  --------------
Tax Lease: 8.10%
   4,240,000  New York State Dormitory                                 4,342,184
              Authority, City University
              System Revenue, Consolidated
              5th General, Series A,
              5.00%, 01/01/2007
   2,000,000  New York State Dormitory                                 2,049,380
              Authority, Mental Health
              Services Facilities, Series D-1,
              5.00%, 02/15/2007
  14,765,000  Tobacco Settlement Financing                            15,216,218
              Corp., New York, Tobacco
              Settlement, Asset-Backed,
              Series A-1,
              5.00%, 06/01/2007
   1,015,000  New York State Dormitory                                 1,054,595
              Authority, City University,
              Series 2,
              5.75%, 07/01/2007
   1,130,000  New York State Housing Finance                           1,164,341
              Agency, Health Facilities, New
              York City, Series A,
              6.00%, 11/01/2007
   3,770,000  New York State Dormitory                                 3,923,854
              Authority, Mental Health
              Services Facilities,
              Series C-1,
              5.00%, 02/15/2008
   3,775,000  New York State Dormitory                                 3,962,693
              Authority, Mental Health
              Services Facilities,
              Series C-1,
              5.00%, 02/15/2009
   2,000,000  New York State Dormitory                                 2,099,440
              Authority, Mental Health
              Services Facilities, Series D-1,
              5.00%, 02/15/2009
     460,000  New York State Dormitory                                   483,290
              Authority, Mental Health
              Services, Series A,
              5.70%, 02/15/2009
   1,505,000  New York State Dormitory                                 1,648,411
              Authority, Mental Health
              Services Facilities, Series B,
              6.50%, 02/15/2009
   1,605,000  New York State Housing Finance                           1,692,055
              Agency, Service Contract
              Revenue, Series K,
              5.00%, 03/15/2009
   4,780,000  New York State Thruway                                   5,039,267
              Authority, Local Highway &
              Bridge Service Contract,
              Series A,
              5.00%, 03/15/2009
   5,775,000  New York State Thruway                                   6,092,105
              Authority Revenue, Local
              Highway & Bridge Service
              Contract,
              5.00%, 04/01/2009


                   Schedule of Investments -- New York Municipal Portfolios   69

================================================================================
Principal Amount              Description                           Market Value
================================================================================
$  3,485,000  Tobacco Settlement Financing                        $    3,672,563
              Corp., New York, Tobacco
              Settlement, Asset-Backed,
              Series A-1,
              5.00%, 06/01/2009
   1,125,000  New York State Dormitory                                 1,199,453
              Authority, City University,
              Series A,
              5.75%, 07/01/2009
   2,825,000  New York State Dormitory                                 2,992,551
              Authority, Mental Health
              Services Facilities, Series C-1,
              5.00%, 02/15/2010
   1,490,000  Triborough Bridge & Tunnel                               1,660,009
              Authority, New York,
              Convention Center, Series E,
              6.00%, 01/01/2011
   3,440,000  New York State Thruway                                   3,773,646
              Authority, Local Highway &
              Bridge Service Contract
              Revenue,
              5.50%, 04/01/2011
   9,700,000  Tobacco Settlement Financing                             9,825,227
              Corp., New York, Tobacco
              Settlement, Asset-Backed,
              Series A-1,
              5.00%, 06/01/2011
   3,660,000  New York State Thruway                                   4,048,070
              Authority, Local Highway &
              Bridge Service Contract,
              Series 2002 C,
              5.50%, 04/01/2012
   1,000,000  New York State Dormitory                                 1,065,900
              Authority, Westchester County
              Court Facilities, AMBAC
              Surety,
              5.125%, 08/01/2012
   1,115,000  New York State Dormitory                                 1,192,827
              Authority, Westchester County
              Court Facilities, AMBAC
              Surety,
              5.25%, 08/01/2013
  16,465,000  Tobacco Settlement Financing                            17,596,639
              Corp., New York, Tobacco
              Settlement, Asset-Backed,
              Series C-1,
              5.50%, 06/01/2014
   2,090,000  New York State Dormitory                                 2,229,758
              Authority, Westchester County
              Court Facilities, AMBAC
              Surety,
              5.25%, 08/01/2017
   9,915,000  New York State Urban                                    10,466,274
              Development Corp.,
              Correctional & Youth
              Facilities Services, Series A,
              5.25%, 01/01/2021
   4,860,000  New York State Dormitory                                 5,253,611
              Authority, State University,
              5.25%, 11/15/2023 (c)                               --------------
Total Tax Lease (Cost $113,601,195)                                  113,744,361
                                                                  --------------
Special Tax: 12.20%
   2,645,000  South Tahoe Joint Powers                                 2,645,000
              Financing Authority,
              California, Bond Anticipation
              Notes, Redevelopment Project 1-B,
              3.50%, 10/01/2005
   3,945,000  West Villages Improvement                                3,944,527
              District, Florida, Bond
              Anticipation Notes, Unit of
              Development Number, Series 2,
              5.00%, 02/01/2006
   1,550,000  Monterra Community Development                           1,553,332
              District, Florida, Bond
              Anticipation Notes,
              5.00%, 06/01/2006
   1,600,000  Shingle Creek, Florida, Bond                             1,603,488
              Anticipation Notes,
              5.125%, 08/01/2006
   1,365,000  New York State Local                                     1,404,858
              Government Assistance Corp.,
              Refunding, Subordinated Lien,
              Series A-2,
              5.00%, 04/01/2007
     220,000  Fishhawk Community Development                             220,816
              District No. 2, Florida,
              Special Assessment Revenue,
              Series B,
              5.00%, 11/01/2007
   2,300,000  Meadow Pointe IV Community                               2,311,569
              Development District, Florida,
              Capital Improvement Revenue,
              Series B,
              5.125%, 11/01/2007
   1,800,000  Reunion East Community                                   1,811,160
              Development District, Florida,
              Special Assessment,
              5.20%, 11/01/2007
     920,000  Meadow Pointe III Community                                927,139
              Development District, Florida,
              Capital Improvement, Series B,
              5.25%, 11/01/2007
     930,000  Vizcaya Community Development                              936,938
              District, Florida, Special
              Assessment, Series B,
              5.40%, 11/01/2007


70    Sanford C. Bernstein Fund, Inc. -- 2005 Annual Report

================================================================================
Principal Amount              Description                           Market Value
================================================================================
$  3,035,000  New York State Local                                $    3,192,456
              Government Assistance Corp.,
              Series A,
              6.00%, 04/01/2008
   1,455,000  Village Community Development                            1,463,381
              District No. 5, Florida,
              Special Assessment Revenue,
              Series B,
              5.00%, 05/01/2008
   6,060,000  New York City Transitional                               6,392,876
              Finance Authority, Series C,
              5.00%, 02/15/2009
     930,000  Middle Village Community                                   936,222
              Development District, Florida,
              Special Assessment, Series B,
              5.00%, 05/01/2009
   1,240,000  Overoaks Community Development                           1,244,526
              District, Florida, Capital
              Improvement Revenue, Series B,
              5.125%, 05/01/2009
   2,945,000  Clark County Special                                     2,959,107
              Improvement District No. 142,
              Nevada,
              4.75%, 08/01/2009
   1,060,000  Live Oak Community Development                           1,062,269
              District Number 002, Florida,
              Special Assessment, Series B,
              5.00%, 11/01/2009
  10,000,000  New York City Transitional                              10,658,300
              Finance Authority, Future Tax
              Secured, Subseries D-1,
              5.00%, 11/01/2009
   1,720,000  Fishhawk Community Development                           1,727,430
              District No. 2, Florida,
              Special Assessment Revenue,
              Series B,
              5.125%, 11/01/2009
   1,050,000  North Las Vegas Local                                    1,083,926
              Improvement District No. 60,
              Aliante, Nevada,
              5.00%, 12/01/2009
   1,880,000  New York City Transitional                               2,039,725
              Finance Authority, Future Tax
              Secured, Series B,
              5.50%, 02/01/2010
   7,925,000  New York State Local                                     8,441,948
              Government Assistance Corp.,
              Refunding, Subordinated Lien,
              Series A-2,
              5.00%, 04/01/2010
   1,295,000  Gateway Services Community                               1,315,293
              Development District, Florida,
              Special Sun City Center Fort
              Meyers Project B,
              5.50%, 05/01/2010
   1,905,000  Las Vegas Special Improvement                            1,926,145
              District No. 607, Nevada,
              Local Improvement Bonds,
              5.00%, 06/01/2010
     940,000  Dupree Lakes Community                                     941,711
              Development District, Florida,
              5.00%, 11/01/2010
   2,965,000  Monterra Community Development                           2,966,690
              District, Florida, Special
              Assessment, Series B,
              5.00%, 11/01/2010
   7,800,000  New York City Transitional                               8,388,042
              Finance Authority, Future Tax
              Secured, Subseries D-1,
              5.00%, 11/01/2010
     990,000  Sterling Hill Community                                  1,002,335
              Development District, Florida,
              Capital Improvement Revenue,
              Series B,
              5.50%, 11/01/2010
     990,000  North Las Vegas Local                                    1,022,185
              Improvement District No. 60,
              Aliante, Nevada,
              5.25%, 12/01/2010
   1,300,000  Concorde Estates Community                               1,305,434
              Development District, Florida,
              Capital Improvement Revenue,
              Series B,
              5.00%, 05/01/2011
   2,635,000  Hammock Bay Community                                    2,638,979
              Development District, Florida,
              Special Assessment Revenue,
              Series B,
              5.375%, 05/01/2011
   7,215,000  New York City Transitional                               7,806,341
              Finance Authority, New York,
              Future Tax Secured, Series A-1,
              5.00%, 11/01/2011
     550,000  Henderson Local Improvement                                549,054
              Districts No. T-16, Nevada,
              4.625%, 03/01/2012
   1,200,000  Venetian Community Development                           1,251,252
              District, Florida, Capital
              Improvement Revenue, Series B,
              5.95%, 05/01/2012
   1,220,000  Las Vegas Special Improvement                            1,249,817
              District No. 607, Nevada,
              Local Improvement Bonds,
              5.35%, 06/01/2012
   4,940,000  New York City Transitional                               5,426,936
              Finance Authority, Future Tax
              Secured, Series C,
              5.25%, 02/01/2013


                   Schedule of Investments -- New York Municipal Portfolios   71

================================================================================
Principal Amount              Description                           Market Value
================================================================================
$  2,400,000  Fiddlers Creek Community                            $    2,477,160
              Development District No. 2,
              Florida, Special Assessment
              Revenue, Series B,
              5.75%, 05/01/2013
   2,510,000  Parkway Center Community                                 2,608,342
              Development District, Florida,
              Special Assessment, Refunding,
              Series B,
              5.625%, 05/01/2014
   3,500,000  CFM Community Development                                3,606,400
              District, Florida, Revenue,
              Capital Improvement, Series B,
              5.875%, 05/01/2014
   2,100,000  Pingree Grove, Illinois,                                 2,115,939
              Special Service Area No. 1,
              Cambridge Lakes Project,
              Series 05-1,
              5.25%, 03/01/2015
   1,210,000  Bartram Park Community                                   1,213,461
              Development District, Florida,
              Special Assessment,
              4.875%, 05/01/2015
   1,415,000  New York City Transitional                               1,513,880
              Finance Authority, Future Tax
              Secured, Series 1999 C,
              5.25%, 05/01/2015
   1,185,000  New York City Transitional                               1,277,394
              Finance Authority, Future Tax
              Secured, Series B,
              5.125%, 11/01/2015
   8,370,000  New York City Transitional                               9,172,934
              Finance Authority, Future Tax
              Secured, Series B,
              5.50%, 02/01/2017
   1,000,000  New York City Transitional                               1,077,900
              Finance Authority, Future Tax
              Secured, Series A,
              5.25%, 05/01/2017
   3,350,000  New York City Transitional                               3,626,408
              Finance Authority, Future Tax
              Secured, Series A,
              5.375%, 02/15/2018
   1,750,000  Celebrate Community                                      1,810,532
              Development Authority, Special
              Assessment Revenue, North
              Virginia Project, Series B,
              6.25%, 03/01/2018
   2,615,000  New York State Housing Finance                           2,802,731
              Agency, State Personal Income
              Tax Revenue, Economic
              Development & Housing,
              Series A,
              5.25%, 03/15/2020
   3,630,000  New York City Transitional                               3,942,942
              Finance Authority, Future Tax
              Secured, Series C,
              5.25%, 02/01/2021
   5,180,000  New York State Dormitory                                 5,779,222
              Authority, State Personal
              Income Tax Revenue, Series A,
              5.375%, 03/15/2021
   2,825,000  New York State Housing Finance                          3,020,320
              Agency, State Personal Income
              Tax Revenue, Series A,
              5.25%, 09/15/2021
   1,330,000  Beacon Tradeport Community                               1,422,661
              Development District, Florida,
              Special Assesment Industrial
              Project, Series B,
              7.125%, 05/01/2022
     395,000  Allegheny County,                                          414,829
              Pennsylvania, Redevelopment
              Authority Revenue, Pittsburgh
              Mills Project,
              5.60%, 07/01/2023
   1,420,000  Midtown Miami Community                                  1,481,174
              Development District, Special
              Assessment Revenue, Series A,
              6.00%, 05/01/2024
   3,635,000  New York City Transitional                               3,749,430
              Finance Authority, Future Tax
              Secured, Series C,
              5.00%, 05/01/2026
  17,565,000  New York City Transitional                              19,279,871
              Finance Authority, Series A,
              5.50%, 11/01/2026 (c)
   2,470,000  New York City Transitional                               2,666,908
              Finance Authority, Future Tax
              Secured, Series B,
              5.25%, 02/01/2029                                   --------------
Total Special Tax (Cost $168,290,937)                                171,411,645
                                                                  --------------
Total Tax Supported (Cost $393,909,005)                              397,762,572
================================================================================
REVENUE:                                                                  14.98%
--------------------------------------------------------------------------------
Airport Revenue: 0.09%
   1,000,000  Denver City & County,                                    1,174,780
              Colorado, Airport Revenue,
              Series D, AMT,
              7.75%, 11/15/2013                                   --------------
Total Airport Revenue (Cost $982,406)                                  1,174,780
                                                                  --------------
Electric Revenue: 2.75%
   1,270,000  California State Department                              1,342,352
              Water Resources, Power Supply,
              Series A,
              5.50%, 05/01/2008


72    Sanford C. Bernstein Fund, Inc. -- 2005 Annual Report

================================================================================
Principal Amount              Description                           Market Value
================================================================================
$ 20,105,000  California State Department                         $   21,590,357
              Water Resources, Power Supply,
              Series A,
              5.50%, 05/01/2009
   7,500,000  Long Island Power Authority,                             7,866,750
              New York, Electric System
              Revenue, Series A,
              5.00%, 06/01/2009
   2,430,000  North Carolina Eastern                                   2,563,771
              Municipal Power Agency, Power
              System, Refunding, Series D,
              5.375%, 01/01/2010
   2,270,000  North Carolina Eastern                                   2,398,573
              Municipal Power Agency, Power
              System, Refunding, Series C,
              5.375%, 01/01/2017
   2,680,000  New York State Power                                     2,858,006
              Authority, Revenue, Series A,
              5.00%, 11/15/2020                                   --------------
Total Electric Revenue (Cost $37,830,234)                             38,619,809
                                                                  --------------
Health Care Revenue: 1.78%
   1,305,000  New York State Dormitory                                 1,326,898
              Authority, Kateri Residence,
              4.00%, 07/01/2007
     715,000  Nassau County Industrial                                   750,014
              Development Agency, New York,
              North Shore Health System
              Project, Series C,
              5.625%, 11/01/2010
   7,480,000  New York State Dormitory                                 7,592,200
              Authority, Mt. Sinai, New York
              University Health, Series C,
              5.00%, 07/01/2011
      70,000  New York State Medical Care                                 70,372
              Facilities Finance Agency,
              Hospital & Nursing Home
              Insured Mortgage, Series A,
              FHA,
              6.125%, 02/15/2014
   1,515,000  Montgomery County,                                       1,591,720
              Pennsylvania, Industrial
              Development Authority,
              Mortgage Revenue, Whitemarsh
              Continuing Care,
              6.00%, 02/01/2021
   3,300,000  Miami Beach, Florida, Health                             3,694,614
              Facilities Authority, Hospital
              Revenue, Refunding, Mount
              Sinai Medical Center,
              6.75%, 11/15/2024
   3,075,000  California Statewide Community                           3,098,339
              Development Authority, Kaiser
              Permanente, Series E,
              3.875%, 04/01/2032 (c)
   6,925,000  California Statewide Community                           6,838,437
              Development Authority,
              Revenue, Kaiser Permanente,
              Series F,
              2.30%, 04/01/2033 (c)                               --------------
Total Health Care Revenue (Cost $24,436,264)                          24,962,594
                                                                  --------------
Higher Education Revenue: 0.73%
   1,290,000  New York State Dormitory                                 1,351,172
              Authority, Columbia
              University,
              5.75%, 07/01/2007
   3,655,000  New York State Dormitory                                 4,049,740
              Authority, Columbia
              University, Series A,
              5.75%, 07/01/2010
   2,120,000  New York City Industrial                                 2,127,526
              Development Agency, Civic
              Facilities Revenue,
              Polytechnic University
              Project,
              5.75%, 11/01/2011
   1,655,000  New York City Industrial                                 1,654,586
              Development Agency, Civic
              Facilities Revenue,
              Polytechnic University
              Project,
              5.75%, 11/01/2012
   1,045,000  New York City Industrial                                 1,048,302
              Development Agency, Civic
              Facilities Revenue,
              Polytechnic University
              Project,
              6.00%, 11/01/2020                                   --------------
Total Higher Education Revenue(Cost $10,227,236)                      10,231,326
                                                                  --------------
Toll/Transit Revenue: 0.89%
   1,045,000  Triborough Bridge & Tunnel                               1,157,568
              Authority, New York, Series B,
              5.25%, 11/15/2013
   4,575,000  New York State Bridge                                    4,879,741
              Authority,
              5.00%, 01/01/2017
   5,025,000  Triborough Bridge & Tunnel                               5,428,909
              Authority, New York, Series A,
              5.25%, 01/01/2017
   1,000,000  Triborough Bridge & Tunnel                               1,053,540
              Authority, New York, Series A,
              5.00%, 01/01/2020                                   --------------
Total Toll/Transit Revenue (Cost $11,971,080)                         12,519,758
                                                                  --------------
Water/Sewer Revenue: 6.21%
   1,255,000  New York State Environmental                             1,259,317
              Facilities Corp., State
              Revolving Fund, Series 92-B,
              6.35%, 09/15/2006


                   Schedule of Investments -- New York Municipal Portfolios   73

================================================================================
Principal Amount              Description                           Market Value
================================================================================
$     15,000  New York State Environmental                        $       15,246
              Facilities Corp., State Water
              Revolving Fund, New York City
              Municipal Water, Refunding,
              Series A,
              5.75%, 06/15/2007
   2,185,000  New York State Environmental                             2,235,299
              Facilities Corp., Pooled Loan,
              State Revolving Fund,
              Series 95-A,
              5.20%, 05/15/2008
   2,270,000  New York State Environmental                             2,322,505
              Facilities Corp., Pooled Loan,
              State Revolving Fund,
              Series 95-A,
              5.30%, 05/15/2009
   4,600,000  New York State Environmental                             4,897,712
              Facilities Corp., State
              Revolving Fund, Series K,
              5.00%, 06/15/2009
     575,000  New York State Environmental                               588,363
              Facilities Corp., State
              Revolving Fund, Series 95-A,
              5.40%, 05/15/2010
   1,730,000  New York State Environmental                             1,789,028
              Facilities Corp., State Water
              Revolving Fund, Series A,
              4.95%, 06/15/2010
   4,670,000  New York City Municipal Water                            4,997,741
              Finance Authority, Series D,
              5.00%, 06/15/2010
   1,395,000  New York City Municipal Water                            1,561,995
              Finance Authority, New York,
              Series A,
              6.00%, 06/15/2010
   8,280,000  New York State Environmental                             8,973,615
              Facilities Corp., State
              Revolving Fund, Series K,
              5.00%, 06/15/2011
   1,000,000  New York City Municipal Water                            1,090,130
              Finance Authority, Refunding,
              Series A,
              5.25%, 06/15/2011
     745,000  New York State Environmental                               836,136
              Facilities Corp., New York
              City Municipal Water Finance
              Authority, Series A,
              5.75%, 06/15/2011
   1,540,000  New York State Environmental                             1,717,208
              Facilities Corp., New York
              City Municipal Water Finance
              Project-2ND Resources,
              5.25%, 06/15/2014
   2,765,000  Todd Creek Farms Metropolitan                            2,740,281
              District No. 1, Colorado,
              Water Revenue, Refunding &
              Improvement,
              5.60%, 12/01/2014
   3,445,000  Guam Government, Waterworks                              3,428,292
              Authority, Certificates of
              Participation,
              5.18%, 07/01/2015
     225,000  New York State Environmental                               232,918
              Facilities Corp., State Water
              Revolving Fund, Series A,
              5.20%, 12/15/2015
   2,460,000  New York City Municipal Water                            2,693,355
              Finance Authority, Series D,
              5.50%, 06/15/2017
   1,480,000  New York State Environmental                             1,560,009
              Facilities Corp., Clean Water
              & Drinking Revolving Funds,
              Municipal Water Finance,
              Series 01-D,
              5.00%, 06/15/2018
   1,485,000  New York State Environmental                             1,607,587
              Facilities Corp., Clean Water
              & Drinking Revolving Funds,
              Pooled Funding Program,
              Series B,
              5.375%, 11/15/2018
   1,250,000  New York State Environmental                             1,318,237
              Facilities Corp., Clean Water
              & Drinking Revolving Funds,
              Municipal Water Finance,
              Series 01-D,
              5.00%, 06/15/2019
   2,310,000  New York State Environmental                             2,455,530
              Facilities Corp., State
              Revolving Fund, Municipal
              Water Project, Series J,
              5.00%, 06/15/2019
   5,065,000  New York City Municipal Water                            5,440,975
              Finance Authority, Series 01-D,
              5.125%, 06/15/2019
   1,255,000  New York State Environmental                             1,341,833
              Facilities Corp., Clean Water
              & Drinking Revolving Funds,
              Series D,
              5.15%, 10/15/2019
   2,035,000  New York State Environmental                             2,202,786
              Facilities Corp., Clean Water
              & Drinking Revolving Funds,
              Pooled Funding Program,
              Series F,
              5.25%, 11/15/2019


74    Sanford C. Bernstein Fund, Inc. -- 2005 Annual Report

================================================================================
Principal Amount              Description                           Market Value
================================================================================
$  4,560,000  New York State Environmental                        $    4,978,152
              Facilities Corp., State
              Revolving Fund, Series B,
              5.875%, 07/15/2020
   5,760,000  New York State Environmental                             6,113,952
              Facilities Corp., Clean Water
              & Drinking Revolving Funds,
              Municipal Water Finance
              Project,
              5.00%, 06/15/2022
   4,020,000  New York State Environmental                             4,276,074
              Facilities Corp., Clean Water
              & Drinking Revolving Funds,
              Municipal Water Finance
              Project,
              5.00%, 06/15/2023
  13,745,000  New York State Environmental                            14,517,744
              Facilities Corp., Clean Water
              & Drinking Revolving Funds,
              Municipal Water Finance
              Project,
              5.00%, 06/15/2025                                   --------------
Total Water/Sewer Revenue (Cost $85,336,750)                          87,192,020
                                                                  --------------
Miscellaneous Revenue: 1.11%
   6,800,000  Dutchess County, New York,                               6,798,300
              Resource Recovery Agency,
              Solid Waste Systems, Bond
              Anticipation Notes,
              3.65%, 12/28/2007
   3,875,000  New York State Dormitory                                 4,124,356
              Authority, Aids Long-Term
              Health Care Facility,
              5.00%, 11/01/2011
   1,110,000  Pima County, Arizona,                                    1,107,170
              Industrial Development
              Authority, Horizon Community
              Learning Center,
              4.45%, 06/01/2014
   1,785,000  Broad Street Community                                   1,974,888
              Development Authority,
              Virginia,
              7.125%, 06/01/2015
   1,600,000  Port Authority, Columbiana                               1,613,920
              County, Ohio, Solid Waste
              Facilities Revenue, Liberty
              Waste Transportation LLC
              Project, Series A, AMT,
              7.00%, 08/01/2021                                   --------------
Total Miscellaneous Revenue(Cost $15,360,714)                         15,618,634
                                                                  --------------
Industrial Development/Pollution Control Revenue: 1.42%
$1,495,000  New York City Industrial                                  $1,507,722
              Development Agency, Special
              Facilities Revenue, Terminal
              One Group Association, Limited
              Partnership Project, AMT,
              6.00%, 01/01/2007
   4,910,000  Louisa Industrial Development                            5,067,120
              Authority, Virginia, Pollution
              Control Revenue, Virginia
              Electric & Power Co.,
              5.25%, 12/01/2008 (c)
   3,890,000  New York State Environmental                             3,877,280
              Facilities Corp., Solid Waste
              Disposal Revenue, Waste
              Management Project, Series A,
              2.90%, 05/01/2012 (c)
   2,150,000  Putnam County, West Virginia,                            2,121,255
              Pollution Control Revenue,
              Appalachian Power Co. Project,
              Series E,
              2.80%, 05/01/2019 (c)
   1,300,000  Gulf Coast Waste Disposal                                1,297,933
              Authority, Texas, Waste
              Management of Texas, Series C,
              3.20%, 05/01/2028 (c)
   1,030,000  Beaver County Industrial                                 1,027,394
              Development Authority,
              Pennsylvania, Pollution
              Control Revenue, Cleveland
              Electric Project,
              3.75%, 10/01/2030 (c)
   5,080,000  Ohio State Air Quality                                   5,088,534
              Development Authority,
              Revenue, Cleveland Pollution
              Control, Series B,
              3.75%, 10/01/2030 (c)                               --------------
Total Industrial Development/Pollution
Control Revenue (Cost $19,858,027)                                    19,987,238
                                                                  --------------
Total Revenue (Cost $206,002,711)                                    210,306,159
================================================================================
ASSET-BACKED SECURITIES:                                                   0.60%
--------------------------------------------------------------------------------
Housing: 0.60%
   5,155,000  New York State Mortgage                                  5,217,891
              Agency, AMT Homeowner
              Mortgage, Revenue, Series 99,
              4.50%, 04/01/2023
   2,000,000  New York State Dormitory                                 2,011,180
              Authority, Highland Community
              Development Corp., Revenue,
              Series B,
              5.50%, 07/01/2023


                   Schedule of Investments -- New York Municipal Portfolios   75

================================================================================
Principal Amount              Description                           Market Value
================================================================================
$  1,230,000  New York State Mortgage                             $    1,261,943
              Agency, AMT Homeowner
              Mortgage, Revenue, Series 69,
              5.50%, 10/01/2028                                   --------------
Total Housing (Cost $8,399,557)                                        8,491,014
                                                                  --------------
Total Asset-Backed Securities (Cost $8,399,557)                        8,491,014
================================================================================
TAX EXEMPT VARIABLE-RATE DEMAND NOTES/SHORT-TERM NOTES:                    1.08%
--------------------------------------------------------------------------------
   7,400,000  New Orleans, Louisiana, Sewage                           7,326,666
              Service Revenue, Bond
              Anticipation Notes,
              3.00%, 07/26/2006
   4,100,000  New York City Municipal Water                            4,100,000
              Finance Authority, New York,
              Series C, FGIC,
              2.80%, 06/15/2022 (d)
   2,100,000  Port Authority of New York &                             2,100,000
              New Jersey, Special Obligation
              Revenue, Versatile Structure
              Obligation, Series 4,
              2.86%, 04/01/2024 (d)
   1,600,000  New York City Transitional                               1,600,000
              Finance Authority, New York,
              Series C,
              2.79%, 05/01/2028 (d)                               --------------
Total Tax Exempt Variable-Rate Demand
Notes/Short-Term Notes (Cost $14,813,979)                             15,126,666
                                                                  --------------
================================================================================
INVESTMENT SUMMARY
--------------------------------------------------------------------------------
Total Investments
(Cost $1,372,880,852) (e)                             99.43%      $1,396,242,245
Cash and Other Assets, Less Liabilities                0.57            8,022,158
                                                     -------      --------------
Net Assets                                           100.00%      $1,404,264,403
                                                     =======      ==============

================================================================================
INTEREST RATE SWAP CONTRACTS
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                                                                      Unrealized
   Notional                                        Rate                                              Appreciation/
    Amount          Description                  Received          Rate Paid     Termination Date   (Depreciation)
------------------------------------------------------------------------------------------------------------------
$ 62,400,000        Goldman Sachs Interest       Variable*         76.48% of       02/03/2006       $  (52,938)
                    Rate Swap                                   1 Month LIBOR +

  62,400,000        Merrill Lynch Interest       85.10% of         Variable*       02/03/2006          141,065
                    Rate Swap                 1 Month LIBOR+

  13,400,000        JP Morgan Interest            2.988%           Variable*       04/05/2007          (36,770)
                    Rate Swap

  13,700,000        Citigroup Interest            2.962%           Variable*       06/22/2007          (73,478)
                    Rate Swap

   5,250,000        Citibank Interest         3 Month LIBOR+        4.350%         11/01/2011           56,981
                    Rate Swap

* Variable interest based on the BMA (Bond Market Association) Municipal Swap Index, which fluctuates weekly.
+     Interest based on LIBOR (London Interbank Offered Rate).


76    Sanford C. Bernstein Fund, Inc. -- 2005 Annual Report

=============================================================================================
CREDIT DEFAULT SWAP CONTRACT
---------------------------------------------------------------------------------------------
Swap Counterparty &                Notional       Interest                        Unrealized
Referenced Obligation               Amount          Rate     Termination Date    Appreciation
---------------------------------------------------------------------------------------------
Buy Contract:
Merrill Lynch                      $600,000        0.15%       06/20/2010           $1,728
Commonwealth of Puerto Rico,                                                        ======
5.00%,. 07/01/2018

=================================================================================================================
FINANCIAL FUTURES CONTRACT SOLD
-----------------------------------------------------------------------------------------------------------------
                             Number of          Expiration        Original          Value at          Unrealized
Type                         Contracts            Month            Value       September 30, 2005    Appreciation
-----------------------------------------------------------------------------------------------------------------
Interest Rate Swap               67            December 2005      $7,483,063       $7,328,125         $154,938
10 Yr Futures                                                                                         ========

--------------------------------------------------------------------------------
(a) Represents entire or partial position segregated as collateral for interest rate swap.
(b) Represents entire or partial position segregated as collateral for open futures contracts.
(c)   Variable rate coupon, rate shown as of September 30, 2005.
(d) Represents entire of partial position segregated as collateral for when issued and delayed delivery securities.
(e) At September 30, 2005, the cost basis of investment securities for tax purposes was $1,372,880,852. Gross unrealized appreciation of investments was $28,672,505 and gross unrealized depreciation of investments was $5,311,112, resulting in net unrealized appreciation of $23,361,393 (excluding swap and future transactions).

--------------------------------------------------------------------------------
Explanation of abbreviations:

ACA--American Capital Access
AMBAC--American Municipal Bond Assurance Corporation
AMT--Subject to Alternative Minimum Tax
FGIC--Financial Guaranty Insurance Company
FHA--Federal Housing Administration
FSA--Financial Security Assurance, Inc.
IBC--International Bancshares Corporation
MBIA--Municipal Bond Investors Assurance Corporation
MTA--Metropolitan Transportation Authority
XLCA--XL Capital Assurance, Inc.

Allocation of Portfolio Net Assets at September 30, 2005:

Arizona                                             0.08%
California                                          2.53
Colorado                                            0.28
Florida                                             3.39
Illinois                                            0.15
Louisiana                                           0.52
Nevada                                              0.63
New Jersey                                          0.82
New York                                           86.13
North Carolina                                      0.35
Ohio                                                0.48
Pennsylvania                                        0.22
Texas                                               0.09
Virginia                                            0.63
West Virginia                                       0.15
Guam                                                0.24
Puerto Rico                                         2.74
 Cash and Other Assets, Less Liabilities            0.57
                                                  ------
Total                                             100.00%
                                                  ======

See Notes to Financial Statements.


                   Schedule of Investments -- New York Municipal Portfolios   77

SCBMFANNMU0905

Sanford C. Bernstein Fund, Inc.
Sanford C. Bernstein Fund II, Inc.

SEPTEMBER 30, 2005

Schedule of Investments
To the Annual Report
For the Taxable Bond
Portfolios

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Intermediate Duration
--------------------------------------------------------------------------------
Short Duration Plus
--------------------------------------------------------------------------------
U.S. Government Short Duration
--------------------------------------------------------------------------------
Intermediate Duration Institutional

--------------------------------------------------------------------------------

     Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc.
             Report of Independent Registered Public Accounting Firm

--------------------------------------------------------------------------------


To the Boards of Directors and Shareholders of Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc.

In our opinion, the statements of assets and liabilities included in the accompanying Annual Report, including the schedules of investments contained herein, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Intermediate Duration Portfolio, Short Duration Plus Portfolio, and U.S. Government Short Duration Portfolio (three of the twelve portfolios constituting Sanford C. Bernstein Fund, Inc.) and the Intermediate Duration Institutional Portfolio (constituting Sanford C. Bernstein Fund II, Inc.) (hereafter, collectively referred to as the "Funds") at September 30, 2005, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, except for the financial highlights of the Short Duration Retail Classes of the Short Duration Plus Portfolio, which are presented in a separate financial report, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2005, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP


New York, New York
November 22, 2005

--------------------------------------------------------------------------------

                         Sanford C. Bernstein Fund, Inc.
                             Schedule of Investments
                         Intermediate Duration Portfolio
                               September 30, 2005

--------------------------------------------------------------------------------

================================================================================
Principal Amount              Description                           Market Value
================================================================================
U.S. TREASURY NOTES:                                                      13.78%
--------------------------------------------------------------------------------
$ 82,380,000  3.75%, 03/31/2007 (a)                              $   81,852,274
 118,455,000  3.875%, 07/31/2007 (a)                                117,825,767
 103,185,000  3.875%, 05/15/2010 (a)                                101,689,643
  73,656,030  2.00%, 07/15/2014 (a)                                  75,241,329
  66,807,885  1.625%, 01/15/2015 (a)                                 66,014,541
  24,195,000  4.25%, 08/15/2015 (a)                                  24,043,781
                                                                 ---------------
Total U.S. Treasury Notes (Cost $468,621,869)                       466,667,335
                                                                 ---------------
================================================================================
U.S. TREASURY BOND:                                                        4.65%
--------------------------------------------------------------------------------
 140,560,000  5.375%, 02/15/2031 (a)                                157,471,055
                                                                 ---------------
Total U.S. Treasury Bond (Cost $156,295,160)                        157,471,055
                                                                 ---------------
================================================================================
U.S. GOVERNMENT SPONSORED AGENCY OBLIGATION:                               0.84%
--------------------------------------------------------------------------------
  28,946,000  Federal National Mortgage                              28,445,234
              Association
              3.875%, 11/17/2008 (a)
                                                                 ---------------
Total U.S. Government Sponsored Agency
Obligation (Cost $28,686,235)                                        28,445,234
                                                                 ---------------
================================================================================
COLLATERALIZED MORTGAGE OBLIGATIONS:                                       0.75%
--------------------------------------------------------------------------------
     486,250  Countrywide Home Loans, Series                            484,985
              2003-49 Class A1,
              1.64%, 12/19/2033 (a)(b)
   6,000,000  Residential Funding Mortgage                            5,913,780
              Securities II Series 2005-HI2 Class A3,
              4.46%, 05/25/2035 (a)
   9,773,110  Fanniemae Grantor Trust Series                          9,773,110
              2005-T3 Class A1A,
              3.87%, 07/25/2035 (a)(b)
   9,082,768  Washington Mutual, Series                               9,075,865
              2005-AR2 Class 2A22,
              4.05%, 01/25/2045 (a)(b)
                                                                 ---------------
Total Collateralized Mortgage Obligations(Cost $25,340,118)          25,247,740
                                                                 ---------------
================================================================================
MORTGAGE PASS-THROUGHS:                                                   33.31%
--------------------------------------------------------------------------------
 355,771,032  Federal National Mortgage                             357,582,220
              Association Pool,
              5.50%, 01/01/2009-02/01/2035 (a)
 156,677,475  Federal National Mortgage                             159,616,056
              Association Pool,
              6.00%, 02/01/2017-09/01/2035 (a)
  18,692,289  Federal Home Loan Mortgage                             19,061,722
              Corp. Pool,
              6.00%, 06/01/2020-03/01/2035 (a)
 202,480,000  Federal National Mortgage                             198,240,474
              Association Pool TBA,
              4.50%, 10/25/2020 (c)
  96,325,000  Federal National Mortgage                              96,054,134
              Association Pool TBA,
              5.00%, 10/25/2020 (c)
           6  Federal Home Loan Mortgage                                      7
              Corp. Pool,
              8.50%, 05/01/2025 (a)
       2,442  Government National Mortgage                                2,658
              Association Pool,
              8.50%, 11/15/2026 (a)
       4,097  Government National Mortgage                                4,317
              Association Pool,
              7.00%, 10/15/2027 (a)
  66,675,000  Federal National Mortgage                              63,549,609
              Association Pool TBA,
              4.50%, 10/25/2035 (c)
 106,155,000  Federal National Mortgage                             106,088,653
              Association Pool TBA,
              5.50%, 10/25/2035 (c)
 124,490,000  Federal National Mortgage                             128,107,929
              Association Pool TBA,
              6.50%, 10/25/2035 (c)
                                                                 ---------------
Total Mortgage Pass-Throughs (Cost $1,135,565,997)                1,128,307,779
                                                                 ---------------
================================================================================
AUTOMOTIVE:                                                                0.54%
--------------------------------------------------------------------------------
   1,775,000  Ford Motor Credit Co.,                                  1,777,064
              6.50%, 01/25/2007 (a)
   5,310,000  Ford Motor Credit Co.,                                  5,189,872
              6.625%, 06/16/2008 (a)
     980,000  Ford Motor Credit Co.,                                    890,243
              5.70%, 01/15/2010 (a)
   2,995,000  DaimlerChrysler NA,                                     2,935,157
              4.875%, 06/15/2010 (a)
   5,150,000  Ford Motor Credit Co.,                                  4,926,006
              7.375%, 02/01/2011 (a)
   2,775,000  Ford Motor Credit Co.,                                  2,573,415
              7.00%, 10/01/2013 (a)
                                                                 ---------------
Total Automotive (Cost $19,031,443)                                  18,291,757
                                                                 ---------------
================================================================================
BANKING:                                                                   2.22%
--------------------------------------------------------------------------------
   4,770,000  Suntrust Bank,                                          4,775,712
              3.99%, 06/02/2009 (a)(b)
   4,435,000  Wells Fargo & Co., Senior Note,                         4,347,679
              4.20%, 01/15/2010 (a)
   4,100,000  Huntington National Bank,                               4,034,577
              Senior Note,
              4.375%, 01/15/2010 (a)
   8,595,000  JP Morgan Chase & Co.,                                  9,300,512
              6.75%, 02/01/2011 (a)
   1,210,000  UFJ Bank Ltd., Subordinated Note,                       1,341,656
              7.40%, 06/15/2011 (a)


            Schedule of Investments -- Intermediate Duration Portfolio         1

================================================================================
Principal Amount              Description                           Market Value
================================================================================
$  2,366,000  UFJ Finance Aruba AEC,                             $    2,597,998
              6.75%, 07/15/2013 (a)
  16,075,000  Mizuho Financial Group Ltd.,                           17,401,188
              8.375%, 04/27/2049,
              Callable 04/27/2009 @ 100.00 (a)
   2,270,000  Sumitomo Mitsui Banking Corp.                           2,259,086
              5.625%, 07/29/2049,
              Callable 10/15/2015 @ 100 (a)(b)(d)
  10,580,000  RBS Capital Trust III,                                 10,762,812
              5.512%, 09/29/2049,
              Callable 09/30/2014 @ 100.00 (a)(b)
   6,460,000  Barclays Bank plc,                                      7,571,449
              8.55%, 09/29/2049,
              Callable 06/15/2011 @ 100.00 (a)(b)(d)
  11,320,000  RBS Capital Trust I,                                   10,921,219
              4.709%, 12/29/2049,
              Callable 07/01/2013 @ 100.00 (a)(b)
                                                                 ---------------
Total Banking (Cost $74,742,356)                                     75,313,888
                                                                 ---------------
================================================================================
BROADCASTING/MEDIA:                                                        0.93%
--------------------------------------------------------------------------------
   4,175,000  Time Warner, Inc.,                                      4,562,799
              6.875%, 05/01/2012 (a)
   4,800,000  News America Holdings,                                  5,928,581
              9.25%, 02/01/2013 (a)
   3,485,000  WPP Finance Corp.                                       3,603,225
              (United Kingdom),
              5.875%, 06/15/2014 (a)
   3,355,000  Lamar Media Corp., Senior                               3,413,712
              Subordinated Note,
              6.625%, 08/15/2015,
              Callable 08/15/2010 @ 103.31 (a)(d)
   8,475,000  TimeWarner Entertainment Co.,                          10,280,065
              Senior Debenture,
              8.375%, 03/15/2023 (a)
   3,525,000  News America Holdings,                                  3,664,925
              6.55%, 03/15/2033 (a)
                                                                 ---------------
Total Broadcasting/Media (Cost $31,328,326)                          31,453,307
                                                                 ---------------
================================================================================
BUILDING/REAL ESTATE:                                                      0.13%
--------------------------------------------------------------------------------
   2,965,000  iStar Financial Inc., Senior Note,                      2,896,082
              5.15%, 03/01/2012 (a)
   1,530,000  William Lyon Homes, Inc.,                               1,648,575
              10.75%, 04/01/2013,
              Callable 04/01/2008 @ 105.38 (a)
                                                                 ---------------
Total Building/Real Estate(Cost $4,683,992)                           4,544,657
                                                                 ---------------
================================================================================
CABLE:                                                                     0.79%
--------------------------------------------------------------------------------
   2,115,000  British Sky Broadcasting Group plc,                     2,242,008
              6.875%, 02/23/2009 (a)
   2,730,000  Charter Communications                                  2,750,475
              Operating LLC, Senior Note,
              8.00%, 04/30/2012 (a)(d)
   3,340,000  Cox Communications, Inc.,                               3,160,475
              4.625%, 06/01/2013 (a)
   4,795,000  Comcast Corp.,                                          4,782,523
              5.30%, 01/15/2014 (a)
   1,742,000  PanAmSat Corp.,                                         1,837,810
              9.00%, 08/15/2014,
              Callable 08/15/2009 @ 104.50 (a)
   1,930,000  DirectTV Holdings LLC,                                  1,915,525
              6.375%, 06/15/2015,
              Callable 06/15/2010 @ 103.19 (a)(d)
   7,600,000  Comcast Cable Communication                            10,235,589
              Holdings Inc.,
              9.455%, 11/15/2022 (a)
                                                                 ---------------
Total Cable (Cost $27,591,186)                                       26,924,405
                                                                 ---------------
================================================================================
CHEMICALS:                                                                 0.24%
--------------------------------------------------------------------------------
   4,290,000  Nell AF SARL (Luxembourg),                              4,193,475
              Senior Note,
              8.375%, 08/15/2015,
              Callable 08/15/2010 @ 104.19 (c)(d)
   3,600,000  Union Carbide Corp., Debenture,                         3,785,821
              7.75%, 10/01/2096 (a)
                                                                 ---------------
Total Chemicals (Cost $7,868,010)                                     7,979,296
                                                                 ---------------
================================================================================
COMMUNICATIONS:                                                            2.02%
--------------------------------------------------------------------------------
   6,050,000  Cox Enterprises Inc.,                                   5,942,467
              4.375%, 05/01/2008 (a)(d)
  11,555,000  Telecom Italia Capital,                                11,095,284
              4.00%, 01/15/2010 (a)
   4,030,000  Deutsche Telekom International                          4,568,912
              Finance BV,
              8.00%, 06/15/2010 (a)
  10,250,000  British Telecommunications plc,                        11,868,004
              8.125%, 12/15/2010 (a)
   5,600,000  AT&T Corp., Senior Note,                                6,307,000
              7.30%, 11/15/2011 (a)(d)
  20,505,000  Sprint Capital Corp.,                                  24,131,063
              8.375%, 03/15/2012 (a)
   2,220,000  Qwest Communications                                    2,109,000
              International, Inc.,
              7.50%, 02/15/2014,
              Callable 02/15/2020 @ 103.75 (a)
   1,800,000  AT&T Corp.,                                             2,279,250
              8.00%, 11/15/2031 (a)
                                                                 ---------------
Total Communications (Cost $69,491,475)                              68,300,980
                                                                 ---------------
================================================================================
COMMUNICATIONS--FIXED:                                                     0.05%
--------------------------------------------------------------------------------
   1,055,000  Qwest Corp.,                                            1,152,588
              8.875%, 03/15/2012 (a)(d)
     655,000  Hawaiian Telcom                                           668,100
              Communications, Inc.,
              9.75%, 05/01/2013,
              Callable 05/01/2009 @ 104.88 (a)(d)
                                                                 ---------------
Total Communications--Fixed (Cost $1,802,067)                          1,820,688
                                                                 ---------------


--------------------------------------------------------------------------------
2      Sanford C. Bernstein Fund, Inc. -- 2005 Annual Report

================================================================================
Principal Amount              Description                           Market Value
================================================================================
COMMUNICATIONS--MOBILE:                                                    1.09%
--------------------------------------------------------------------------------
$  6,706,000  Cingular Wireless LLC,                             $    6,787,223
              5.625%, 12/15/2006 (a)
   5,595,000  Telus Corp.,                                            5,842,590
              7.50%, 06/01/2007 (a)
  12,520,000  New Cingular Wireless Services, Inc.,                  14,253,982
              7.875%, 03/01/2011 (a)
   1,691,000  Digicel Ltd. (Bermuda), Senior                          1,750,185
              Note, 9.25%, 09/01/2012,
              Callable 09/01/2009 @104.63 (a)(d)
   6,200,000  AT&T Wireless Services, Inc.,                           8,368,748
              Senior Note, 8.75%, 03/01/2031 (a)
                                                                 ---------------
Total Communications--Mobile(Cost $35,743,481)                       37,002,728
                                                                 ---------------
================================================================================
CONGLOMERATE/MISCELLANEOUS:                                                0.23%
--------------------------------------------------------------------------------
   6,630,000  Hutchison Whampoa                                       7,658,313
              International Ltd.,
              7.45%, 11/24/2033 (a)(d)
                                                                 ---------------
Total Conglomerate/Miscellaneous(Cost $6,771,680)                     7,658,313
                                                                 ---------------
================================================================================
CONSUMER MANUFACTURING:                                                    0.23%
--------------------------------------------------------------------------------
   2,800,000  Fortune Brands Inc.,                                    2,741,267
              2.875%, 12/01/2006 (a)
   1,990,000  Visant Corp.,                                           2,009,900
              7.625%, 10/01/2012,
              Callable 10/01/2008 @ 103.81 (a)
   3,100,000  Acco Brands Corp., Senior                               3,069,000
              Subordinated Note,
              7.625%, 08/15/2015,
              Callable 08/15/2010 @ 103.81 (a)(d)
                                                                 ---------------
Total Consumer Manufacturing(Cost $7,925,370)                         7,820,167
                                                                 ---------------
================================================================================
ENERGY:                                                                    0.91%
--------------------------------------------------------------------------------
   2,100,000  Duke Energy Field Services Corp.,                       2,361,106
              7.875%, 08/16/2010 (a)
     715,000  Hilcorp Energy I LP, Senior Note,                         786,500
              10.50%, 09/01/2010,
              Callable 09/01/2007 @ 105.25 (a)(d)
   1,770,000  Amerada Hess Corp.,                                     1,912,467
              6.65%, 08/15/2011 (a)
   6,055,000  Valero Energy Corp.,                                    6,648,705
              6.875%, 04/15/2012 (a)
   3,310,000  Enterprise Products Operating                           3,298,352
              LP, Series B,
              5.60%, 10/15/2014 (a)
   6,230,000  Conoco Inc., Senior Note,                               7,583,692
              6.95%, 04/15/2029 (a)
   4,590,000  Amerada Hess Corp.,                                     5,629,667
              7.875%, 10/01/2029 (a)
   2,270,000  Valero Energy Corp.,                                    2,739,915
              7.50%, 04/15/2032 (a)
                                                                 ---------------
Total Energy (Cost $29,007,660)                                      30,960,404
                                                                 ---------------
================================================================================
FINANCIAL:                                                                 4.55%
--------------------------------------------------------------------------------
   2,945,000  CIT Group Inc., Medium-Term Note,                       2,952,754
              4.02%, 05/18/2007 (a)(b)
  22,130,000  General Electric Capital                               22,152,351
              Corp., Medium-Term Note,
              3.98%, 06/22/2007 (a)(b)
   1,865,000  Boeing Capital Corp., Senior Note,                      1,870,095
              4.75%, 08/25/2008 (a)
   8,840,000  Household Finance Corp.,                                9,282,698
              6.50%, 11/15/2008 (a)
   9,990,000  American General Finance                                9,891,139
              Corp., Medium-Term Note,
              4.625%, 05/15/2009 (a)
   3,435,000  Citigroup Inc.,                                         3,440,541
              3.94%, 06/09/2009 (a)(b)
  36,156,000  Dow Jones Cdx, High Yield                              36,201,195
              Series 4-T3,
              8.00%, 06/29/2010 (a)
   5,700,000  Berkshire Hathaway Finance Corp.,                       5,563,901
              4.20%, 12/15/2010 (a)
   6,600,000  CountryWide Home Loans Inc.,                            6,269,908
              Medium-Term Note, Series L,
              4.00%, 03/22/2011 (a)
   6,275,000  General Electric Capital Corp.,                         6,144,367
              4.375%, 11/21/2011 (a)
   6,035,000  CIT Group Inc., Senior Note,                            6,918,102
              7.75%, 04/02/2012 (a)
   2,855,000  Household Finance Corp.,                                3,159,580
              7.00%, 05/15/2012 (a)
   2,884,000  Capital One Bank, Subordinated Note,                    3,093,745
              6.50%, 06/13/2013 (a)
   4,790,000  Goldman Sachs Group Inc.,                               4,680,577
              4.75%, 07/15/2013 (a)
  18,963,000  Citigroup, Inc., Subordinated Note,                    18,860,619
              5.00%, 09/15/2014 (a)
   2,695,000  SLM Corp., Medium-Term Note,                            2,700,266
              5.05%, 11/14/2014 (a)
   3,450,000  Goldman Sachs Group Inc.,                               3,439,322
              5.125%, 01/15/2015 (a)
   3,795,000  Resona Preferred Global                                 3,928,819
              Securities (Cayman),
              7.191%, 07/30/2015,
              Callable 07/30/2015 @ 100 (a)(b)(d)
   3,310,000  CBA Capital Trust I,                                    3,427,902
              5.805%, 12/31/2049,
              Callable 07/30/2015 @ 100.00 (a)(d)
                                                                 ---------------
Total Financial (Cost $151,036,848)                                 153,977,881
                                                                 ---------------
================================================================================
FOOD/BEVERAGE:                                                             0.31%
--------------------------------------------------------------------------------
   1,834,000  ConAgra Foods Inc.,                                     2,052,176
              7.875%, 09/15/2010 (a)


            Schedule of Investments -- Intermediate Duration Portfolio         3

================================================================================
Principal Amount              Description                           Market Value
================================================================================
$  1,225,000  ConAgra Foods Inc.,                                $    1,317,205
              6.75%, 09/15/2011 (a)
   6,900,000  Kraft Foods Inc.,                                       6,976,197
              5.25%, 10/01/2013 (a)
                                                                 ---------------
Total Food/Beverage (Cost $10,475,450)                               10,345,578
                                                                 ---------------
================================================================================
GAMING:                                                                    0.10%
--------------------------------------------------------------------------------
   1,110,000  Riviera Holdings Corp.,                                 1,198,800
              11.00%, 06/15/2010,
              Callable 06/15/2006 @ 105.50 (a)
   2,096,000  Seneca Gaming Corp.,                                    2,148,400
              7.25%, 05/01/2012,
              Callable 05/01/2008 @ 103.63 (a)(d)
                                                                 ---------------
Total Gaming (Cost $3,218,951)                                        3,347,200
                                                                 ---------------
================================================================================
HEALTHCARE:                                                                0.36%
--------------------------------------------------------------------------------
   1,796,000  Wellpoint Inc.,                                         1,759,453
              3.75%, 12/14/2007 (a)
   1,157,000  Concentra Operating Corp.,                              1,203,280
              9.125%, 06/01/2012,
              Callable 06/01/2008 @ 104.56 (a)
   5,326,000  Wyeth,                                                  5,457,707
              5.50%, 02/01/2014 (a)
   3,550,000  Humana Inc., Senior Note,                               3,781,531
              6.30%, 08/01/2018 (a)
                                                                 ---------------
Total Healthcare (Cost $11,988,304)                                  12,201,971
                                                                 ---------------
================================================================================
INDUSTRIAL:                                                                0.30%
--------------------------------------------------------------------------------
   1,055,000  Case New Holland Inc.,                                  1,115,663
              9.25%, 08/01/2011,
              Callable 08/01/2007 @ 104.62 (a)
   6,335,000  Tyco International Group SA,                            6,752,362
              6.375%, 10/15/2011 (a)
   1,278,000  H&E Equipment Services LLC,                             1,431,360
              11.125%, 06/15/2012,
              Callable 06/15/2007 @ 105.56 (a)
     868,000  Teck Cominco Ltd.,                                        864,354
              5.375%, 10/01/2015 (a)
                                                                 ---------------
Total Industrial (Cost $10,222,108)                                  10,163,739
                                                                 ---------------
================================================================================
INSURANCE:                                                                 1.11%
--------------------------------------------------------------------------------
   4,125,000  MetLife Inc.,                                           4,102,156
              5.00%, 11/24/2013 (a)
   3,825,000  Assurant Inc.,                                          3,882,295
              5.625%, 02/15/2014 (a)
   4,025,000  Liberty Mutual Group,                                   3,932,924
              5.75%, 03/15/2014 (a)(d)
   2,320,000  Fairfax Financial Holdings Ltd.,                        2,006,800
              7.375%, 04/15/2018 (a)
   3,640,000  Royal & Sun Alliance Insurance                          4,600,989
              Group plc,
              8.95%, 10/15/2029 (a)
  10,015,000  Mangrove Bay Pass-Through Trust,                       10,015,100
              6.102%, 07/15/2033,
              Callable 07/15/2013 @ 100 (a)(b)(d)
   8,625,000  Zurich Capital Trust,                                   9,215,657
              8.376%, 06/01/2037,
              Callable 06/01/2007 @ 104.19 (a)(d)
                                                                 ---------------
Total Insurance (Cost $37,803,159)                                   37,755,921
                                                                 ---------------
================================================================================
METALS/MINING:                                                             0.16%
--------------------------------------------------------------------------------
   2,540,000  AK Steel Corp.,                                         2,463,800
              7.875%, 02/15/2009,
              Callable 11/07/2005 @ 102.65 (a)
   2,470,000  Ispat Inland ULC,                                       2,865,200
              9.75%, 04/01/2014,
              Callable 04/01/2009 @ 104.88 (a)
                                                                 ---------------
Total Metals/Mining (Cost $5,304,275)                                 5,329,000
                                                                 ---------------
================================================================================
PAPER/PACKAGING:                                                           0.46%
--------------------------------------------------------------------------------
   4,060,000  Weyerhaeuser Co.,                                       4,207,098
              5.95%, 11/01/2008 (a)
   6,670,000  Packaging Corp. of America,                             6,452,738
              5.75%, 08/01/2013 (a)
   5,165,000  International Paper Co.,                                5,040,973
              5.30%, 04/01/2015 (a)
                                                                 ---------------
Total Paper/Packaging (Cost $16,029,464)                             15,700,809
                                                                 ---------------
================================================================================
PETROLEUM PRODUCTS:                                                        0.06%
--------------------------------------------------------------------------------
   1,840,000  Tengizchevroil Finance Co.,                             1,881,400
              6.124%, 11/15/2014 (a)(d)
                                                                 ---------------
Total Petroleum Products (Cost $1,844,367)                            1,881,400
                                                                 ---------------
================================================================================
PUBLIC UTILITIES--ELECTRIC & GAS:                                          1.92%
--------------------------------------------------------------------------------
   2,805,000  Consumers Energy Co., Series C,                         2,764,785
              4.25%, 04/15/2008 (a)
   3,005,000  NiSource Finance Corp.,                                 3,378,491
              7.875%, 11/15/2010 (a)
   4,845,000  Progress Energy Inc.,                                   5,266,995
              7.10%, 03/01/2011 (a)
   7,945,000  FirstEnergy Corp., Series B,                            8,459,558
              6.45%, 11/15/2011 (a)
   5,770,000  Carolina Power & Light Co.,                             6,241,865
              6.50%, 07/15/2012 (a)
   2,400,000  MidAmerican Energy Holdings Co.,                        2,504,177
              Senior Note,
              5.875%, 10/01/2012 (a)
   2,540,000  Public Service Co. of Colorado,                         2,986,242
              7.875%, 10/01/2012 (a)
   5,805,000  Txu Australia Holdings Pty Ltd.,                        6,234,094
              6.15%, 11/15/2013 (a)(d)
   3,275,000  Pacific Gas & Electric Co.,                             3,202,239
              4.80%, 03/01/2014 (a)


--------------------------------------------------------------------------------
4      Sanford C. Bernstein Fund, Inc. -- 2005 Annual Report

================================================================================
Principal Amount              Description                           Market Value
================================================================================
$  3,125,000  Duke Capital LLC, Senior Note,                     $    3,143,450
              5.50%, 03/01/2014 (a)
   5,475,000  Duke Capital LLC, Senior Note,                          6,647,843
              8.00%, 10/01/2019 (a)
   7,850,000  FirstEnergy Corp., Series C,                            9,207,014
              7.375%, 11/15/2031 (a)
   4,680,000  Pacific Gas & Electric Co.,                             4,869,035
              6.05%, 03/01/2034 (a)
                                                                 ---------------
Total Public Utilities--Electric & Gas (Cost $63,520,830)             64,905,788
                                                                 ---------------
================================================================================
PUBLIC UTILITIES--TELEPHONE:                                               0.21%
--------------------------------------------------------------------------------
   7,010,000  Telecom Italia Capital,                                 7,210,584
              6.375%, 11/15/2033 (a)
                                                                 ---------------
Total Public Utilities--Telephone(Cost $6,964,920)                    7,210,584
                                                                 ---------------
================================================================================
RETAIL:                                                                    0.10%
--------------------------------------------------------------------------------
   3,380,000  GSC Holdings Corp.,                                     3,380,000
              8.00%, 10/01/2012,
              Callable 10/01/09 @ 104.00 (a)(d)
                                                                 ---------------
Total Retail (Cost $3,335,694)                                        3,380,000
                                                                 ---------------
================================================================================
SERVICE:                                                                   0.28%
--------------------------------------------------------------------------------
   9,390,000  Pershing Road Development                               9,390,000
              Company LLC,
              4.26%, 09/01/2026,
              Callable 12/01/2005 @ 102.00 (a)(b)(d)
                                                                 ---------------
Total Service (Cost $9,390,000)                                       9,390,000
                                                                 ---------------
================================================================================
SUPERMARKET/DRUG:                                                          0.11%
--------------------------------------------------------------------------------
   1,895,000  Safeway, Inc.,                                          1,976,690
              6.50%, 03/01/2011 (a)
   1,917,000  Stater Bros. Holdings Inc.,                             1,893,037
              8.125%, 06/15/2012,
              Callable 6/15/2008 @ 104.06 (a)
                                                                 ---------------
Total Supermarket/Drug (Cost $3,874,279)                              3,869,727
                                                                 ---------------
================================================================================
TECHNOLOGY:                                                                0.07%
--------------------------------------------------------------------------------
   1,720,000  International Business                                  1,709,298
              Machines Corp., Medium-Term Note,
              4.375%, 06/01/2009 (a)
     609,000  Motorola Inc.,                                            689,237
              7.625%, 11/15/2010 (a)
                                                                 ---------------
Total Technology (Cost $2,401,436)                                    2,398,535
                                                                 ---------------
================================================================================
ASSET-BACKED SECURITIES:                                                   4.99%
--------------------------------------------------------------------------------
  11,900,000  Capital Auto Receivables Asset                         11,820,032
              Trust Series 2005-SN1A Class A3A,
              4.10%, 06/15/2008 (a)
   9,890,000  Bank One Issuance Trust,                                9,894,945
              Series 2004-A4 Class A4,
              3.808%, 02/16/2010 (a)(b)
  11,130,000  Discover Card Master Trust I,                          11,131,781
              Series 2004-1 Class A,
              3.798%, 04/16/2010 (a)(b)
  30,140,000  MBNA Credit Card Master Note                           30,319,032
              Trust, Series 2001-A5 Class A5,
              3.98%, 03/15/2011 (a)
  15,190,000  Citibank Omni Master Trust,                            15,227,975
              Series 1996-5 Class A,
              3.998%, 12/16/2011 (a)(b)(d)
   9,305,000  American Express Credit                                 9,300,627
              Account Master Trust,
              Series 2005-1 Class A,
              3.798%, 10/25/2012 (a)(b)
     871,663  RAAC, Series 2004-SP1 Class AI1,                          871,663
              4.01%, 06/25/2013 (a)(b)
  10,523,753  SLM Student Loan Trust, Series                         10,529,331
              2003-C Class A1,
              3.97%, 09/15/2016 (a)(b)
     990,916  Residential Funding Mortgage                              990,916
              Securities Inc., Series
              2004-HS2 Class AI1,
              3.98%, 12/25/2018 (a)(b)
   1,587,771  Residential Asset Securities                            1,587,771
              Corp., Series 2004-KS7 Class AI1,
              3.98%, 10/25/2021 (a)(b)
   5,204,832  Bear Stearns Asset Backed                               5,204,832
              Securities, Inc., Series
              2005-SD1 Class 1A1,
              3.98%, 04/25/2022 (a)(b)
     299,965  Residential Asset Mortgage                                299,965
              Products Inc., Series 2004-RS6
              Class AI1,
              3.98%, 08/25/2022 (a)(b)
   2,937,054  Novastar Home Equity Loan,                              2,937,730
              Series 2001-1 Class A1,
              4.11%, 07/25/2031 (a)(b)
   3,166,800  Residential Asset Securities                            3,173,640
              Corp., Series 2002-KS7 Class A2,
              4.20%, 11/25/2032 (a)(b)
   7,682,726  Asset Backed Funding Corp.,                             7,727,132
              Series 2003-WF1 Class A2,
              4.58%, 12/25/2032 (a)(b)
   4,690,275  Citifinancial Mortgage                                  4,570,438
              Securities Inc., Series 2003-1
              Class AFPT,
              3.36%, 01/25/2033 (a)
   2,252,404  Residential Asset Securities                            2,254,859
              Corp., Series 2003-KS3 Class A2,
              4.13%, 05/25/2033 (a)(b)
     344,317  Centex Home Equity, Series                                344,372
              2003-C Class AV,
              4.13%, 09/25/2033 (a)(b)


            Schedule of Investments -- Intermediate Duration Portfolio         5

================================================================================
Principal Amount              Description                           Market Value
================================================================================
$  3,709,918  Structured Asset Investment                        $    3,710,511
              Loan Trust, Series 2004-5 Class A2,
              4.01%, 05/25/2034 (a)(b)
   2,869,230  Morgan Stanley ABS Capital I,                           2,869,689
              Series 2004-HE4 Class A3,
              4.03%, 05/25/2034 (a)(b)
   1,319,353  Equity One ABS Inc., Series                             1,319,458
              2004-3 Class AF1,
              3.99%, 07/25/2034 (a)(b)
   6,881,044  Aegis Asset Backed Securities                           6,884,278
              Trust, Series 2004-3 Class A2A,
              4.03%, 09/25/2034 (a)(b)
   3,799,726  Morgan Stanley ABS Capital I,                           3,799,726
              Series 2005-WMC1 Class A2A,
              3.93%, 01/25/2035 (a)(b)
   7,846,146  Residential Asset Mortgage                              7,843,714
              Products Inc., Series 2005-RS1
              Class AII1,
              3.94%, 01/25/2035 (a)(b)
   5,030,569  Structured Asset Investment                             5,029,764
              Loan Trust, Series 2005-1 Class A3,
              3.95%, 02/25/2035 (a)(b)(d)
     619,050  Merrill Lynch Mortgage                                    619,149
              Investors Inc., Series
              2004-SL1 Class A,
              4.09%, 04/25/2035 (a)(b)
   8,695,000  Home Equity Mortgage Trust,                             8,635,004
              Series 2005-4 Class A3,
              4.742%, 01/25/2036 (a)
                                                                 ---------------
Total Asset-Backed Securities (Cost $169,079,646)                   168,898,334
                                                                 ---------------
================================================================================
COMMERCIAL MORTGAGE-BACKED SECURITIES:                                     8.21%
--------------------------------------------------------------------------------
   8,440,000  LB-UBS Commercial Mortgage                              8,193,299
              Trust, Series 2004-C7 Class A2,
              3.992%, 10/15/2029 (a)
   9,380,000  LB-UBS Commercial Mortgage                              9,176,360
              Trust, Series 2004-C8 Class A2,
              4.201%, 12/15/2029 (a)
   8,940,000  LB-UBS Commercial Mortgage                              8,799,374
              Trust, Series 2005-C1 Class A4,
              4.742%, 02/15/2030 (a)
          84  Commercial Mortgage Asset                                      89
              Trust, Series 1999-C1 Class A3,
              6.64%, 01/17/2032 (a)
   9,240,000  Greenwich Capital Commercial                            8,773,934
              Funding Corp., Series 2003-C1
              Class A4,
              4.111%, 07/05/2035 (a)
     300,000  Greenwich Capital Commercial                              295,311
              Funding Corp., Series 2003-C2
              Class A3,
              4.533%, 01/05/2036 (a)
   7,790,000  CS First Boston Mortgage                                7,597,587
              Securities Corp., Series
              2003-CK2 Class A2,
              3.861%, 03/15/2036 (a)
  10,070,000  CS First Boston Mortgage                                9,811,805
              Securities Corp., Series
              2004-C5 Class A2,
              4.183%, 11/15/2037 (a)
   9,775,000  JP Morgan Chase Commercial                              9,485,856
              Mortgage Securities, Series
              2004-C1 Class A2,
              4.302%, 01/15/2038 (a)
  10,900,000  CS First Boston Mortgage                               10,888,991
              Securities Corp., Series
              2005-C1 Class A4,
              5.014%, 02/15/2038 (a)
  13,780,000  Banc of America Commercial                             14,177,829
              Mortgage Inc., Series 2004-3
              Class A5,
              5.482%, 06/10/2039 (a)
   9,640,000  GE Capital Commercial Mortgage                          9,762,524
              Corp., Series 2004-C3 Class A4,
              5.189%, 07/10/2039 (a)
   7,390,000  Merrill Lynch Mortgage Trust,                           7,189,435
              Series 2004-KEY Class A2,
              4.166%, 08/12/2039 (a)
  13,195,000  Morgan Stanley Capital I,                              12,975,303
              Series 2005-T17 Class A5,
              4.78%, 12/13/2041 (a)
  16,915,000  Morgan Stanley Capital I,                              17,102,249
              Series 2005-HQ5 Class A4,
              5.168%, 01/14/2042 (a)
  12,490,000  Bear Stearns Commercial                                12,417,558
              Mortgage Securities Inc.,
              Series 2005-T18 Class A4,
              5.75%, 02/13/2042 (a)
   8,850,000  Banc of America Commercial                              8,656,185
              Mortgage Inc., Series 2004-4
              Class A3,
              4.128%, 07/10/2042 (a)
  13,565,000  Greenwich Capital Commercial                           13,291,394
              Funding Corp., Series 2005-GG3
              Class A2,
              4.305%, 08/10/2042 (a)
  11,220,000  JP Morgan Chase Commercial                             11,194,979
              Mortgage Securities Corp.,
              Series 2005-LDP3 Class A2,
              4.851%, 08/15/2042 (a)
  16,215,000  Merrill Lynch Mortgage Trust,                          16,174,787
              Series 2005-MKB2 Class A2,
              4.806%, 09/12/2042 (a)
   8,210,000  JP Morgan Chase Commercial                              8,170,428
              Mortgage Securities,
              Series 2005-LDP4 Class A2,
              4.79%, 10/15/2042 (a)


--------------------------------------------------------------------------------
6      Sanford C. Bernstein Fund, Inc. -- 2005 Annual Report

================================================================================
Principal Amount              Description                           Market Value
================================================================================
$ 13,655,000  Banc of America Commercial                         $   13,690,367
              Mortgage, Inc., Series 2005-1
              Class A3,
              4.877%, 11/10/2042 (a)
  11,835,000  Banc of America Commercial                             11,534,746
              Mortgage Inc., Series 2004-6
              Class A2,
              4.161%, 12/10/2042 (a)
  12,735,000  GE Capital Commercial                                  12,707,874
              Mortgage Corp.,
              Series 2005-C3 Class A3FX,
              4.863%, 07/10/2045 (a)
   9,275,000  Morgan Stanley Capital I,                               8,943,233
              Series 2004-T13 Class A2,
              3.94%, 09/13/2045 (a)
  13,500,000  JP Morgan Chase Commercial                             13,369,860
              Mortgage Securities, Series
              2005-LDP1 Class A2,
              4.625%, 03/15/2046 (a)
  13,750,000  JP Morgan Chase Commercial                             13,756,050
              Mortgage Securities, Series
              2005-LDP1 Class A4,
              5.038%, 03/15/2046 (a)
                                                                 ---------------
Total Commercial Mortgage-Backed Securities(Cost $281,112,286)      278,137,407
                                                                 ---------------
================================================================================
U.S. DOLLAR SOVEREIGN DEBT:                                                1.45%
--------------------------------------------------------------------------------
  14,390,000  Russian Federation,                                    16,534,110
              5.00%, 03/30/2007 (a)
   8,100,000  Peru (Republic of),                                     8,586,000
              7.35%, 07/21/2025 (a)
     190,000  Russian Federation,                                       218,310
              5.00%, 03/31/2030 (a)(d)
   6,595,000  United Mexican States,                                  7,650,200
              7.50%, 04/08/2033 (a)
  13,035,000  Brazil (Republic of),                                  15,967,875
              11.00%, 08/17/2040,
              Callable 08/17/2015 @ 100.00 (a)
                                                                 ---------------
Total U.S. Dollar Sovereign Debt (Cost $44,795,084)                  48,956,495
                                                                 ---------------
================================================================================
NON U.S. DOLLAR SOVEREIGN DEBT:                                            3.74%
--------------------------------------------------------------------------------
 450,370,000  Sweden (Kingdom of), Series 1043,                      62,646,335
              5.00%, 01/28/2009 (a)
  47,420,000  France (Govt of),                                      64,188,554
              5.00%, 04/25/2012 (a)
                                                                 ---------------
Total Non U.S. Dollar Sovereign Debt(Cost $129,413,543)             126,834,889
                                                                 ---------------
================================================================================
SHORT-TERM INVESTMENTS:                                                   24.05%
--------------------------------------------------------------------------------
Commercial Paper:                                                         18.22%
  67,900,000  Rabobank Financial Corp.,                              67,885,364
              3.39%, 10/03/2005 (e)
  50,000,000  Prudential Funding LLC,                                49,938,333
              3.30%, 10/13/2005 (e)
  50,000,000  General Electric Capital                               49,938,667
              Services,
              3.35%, 10/13/2005 (e)
  50,000,000  Societe Generale North America,                        49,937,833
              3.38%, 10/13/2005 (e)
  50,000,000  Bear Stearns Co.,                                      49,938,333
              3.48%, 10/13/2005 (e)
  50,000,000  Royal Bank of Scotland,                                49,938,333
              3.585%, 10/13/2005 (e)
  50,000,000  A.I.G. Funding, Inc.,                                  49,938,334
              3.70%, 10/13/2005 (e)
  50,000,000  Citigroup Inc.,                                        49,938,333
              3.70%, 10/13/2005 (e)
  50,000,000  Deutsche Bank Financial,                               49,938,333
              3.70%, 10/13/2005 (e)
  50,000,000  Barclays U.S. Funding LLC,                             49,937,833
              3.73%, 10/13/2005 (e)
  50,000,000  Morgan Stanley,                                        49,937,667
              3.74%, 10/13/2005 (e)
  50,000,000  Fortis Funding LLC,                                    49,937,500
              3.75%, 10/13/2005 (e)
                                                                 ---------------
Total Commercial Paper (Cost $617,204,863)                          617,204,863
                                                                 ---------------
================================================================================
U.S. Government Sponsored Agency Obligations:                              5.79%
  98,100,000  Federal Home Loan Banks,                               98,082,669
              0.00%, 10/03/2005 (e)
  95,000,000  Federal Home Loan Mortgage,                            94,983,217
              0.00%, 10/03/2005 (e)
   3,000,000  Federal National Mortgage                               2,981,296
              Association,
              0.00%, 12/02/2005 (e)(f)
                                                                 ---------------
Total U.S. Government Sponsored Agency
Obligations (Cost $196,047,182)                                     196,047,182
                                                                 ---------------
U.S. Treasury Bill: 0.04%
   1,250,000  0.00%, 12/08/2005 (f)(g)                                1,241,919
                                                                 ---------------
Total U.S. Treasury Bill (Cost $1,241,919)                            1,241,919
                                                                 ---------------
Total Short-Term Investments (Cost $814,493,964)                    814,493,964
                                                                 ---------------
================================================================================
INVESTMENT SUMMARY
--------------------------------------------------------------------------------
Total Investments
(Cost $3,906,801,033) (h)                    115.25%             $3,903,388,955
Cash and Other Assets, Less Liabilities      (15.25)               (516,643,998)
                                             -------             ---------------
Net Assets (Equivalent to $13.27 per
share based on 255,266,942 shares of
capital stock outstanding)                   100.00%             $3,386,744,957
                                             =======             ===============


            Schedule of Investments -- Intermediate Duration Portfolio         7

===================================================================================================================================
CREDIT DEFAULT SWAP CONTRACTS
-----------------------------------------------------------------------------------------------------------------------------------
Swap Counterparty &                                   Notional        Interest                              Unrealized/Appreciation
Referenced Obligation                                  Amount           Rate         Termination Date             (Depreciation)
-----------------------------------------------------------------------------------------------------------------------------------
Buy Contracts
JP Morgan Chase
Dow Jones High Volume, 4.00%, 06/20/2010             87,500,000         0.90%          06/20/2010                  $  (811,238)

JP Morgan Chase
Dow Jones High Volume, 4.00%, 06/20/2010             33,000,000         0.90%          06/20/2010                      259,230

===================================================================================================================================
FORWARD EXCHANGE CURRENCY CONTRACTS
-----------------------------------------------------------------------------------------------------------------------------------
                                             Contract Amount       U.S. $ Value on          U.S. $         Unrealized Appreciation/
                                                  (000)            Origination Date      Current Value          (Depreciation)
-----------------------------------------------------------------------------------------------------------------------------------
Purchase Contract
Mexican Peso       Settling 10/20/2005           341,781           $  31,498,515         $  31,671,167            $    172,652

Sale Contracts
Mexican Peso       Settling 10/20/2005           341,781              31,465,746            31,671,167                (205,421)
Swedish Krona      Settling 10/24/2005           500,804              66,133,207            64,681,871               1,451,336
Euro Currency      Settling 10/28/2005            54,018              65,675,091            65,008,343                 666,748

===================================================================================================================================
FINANCIAL FUTURES CONTRACTS
-----------------------------------------------------------------------------------------------------------------------------------
                                  Number of        Expiration         Original           Value at          Unrealized Appreciation
Type                              Contracts          Month             Value        September 30, 2005          (Depreciation)
-----------------------------------------------------------------------------------------------------------------------------------
Purchase Contracts

Federal Republic of Germany           753        December 2005      $111,515,004       $110,888,744            $  (626,260)
Bond 10 Yr Futures

Japan Government Bonds                 52        December 2005        63,920,217         63,053,207               (867,010)
10 Yr Futures

Sale Contracts

U.S. Treasury Note                  1,208        December 2005       134,368,233        132,785,625              1,582,608
10 Yr Futures
                                                                                                               ------------
                                                                                                               $     89,338
                                                                                                               ============

--------------------------------------------------------------------------------
(a) Positions, or portion thereof, with an aggregate market value of $2,496,854,192 have been segregated to collateralize open forward exchange currency contracts.
(b)   Variable rate coupon, rate shown as of September 30, 2005.
(c)   When-issued security.
(d) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2005, the aggregate market value of these securities amounted to $123,468,221 or 3.65% of net assets.
(e) Represents entire or partial position segregated as collateral for TBA securities.
(f) Represents entire or partial position segregated as collateral for open futures contracts.
(g) Represents entire or partial position segregated as collateral for credit default swaps.
(h) At September 30, 2005, the cost basis of investment securities for tax purposes was $3,909,669,229. Gross unrealized appreciation of investments was $20,024,376 and gross unrealized depreciation of investments was $26,304,650, resulting in net unrealized depreciation of $6,280,274 (excluding swap and futures transactions).

      Explanation of abbreviation:
      TBA--To Be Announced

See Notes to Financial Statements.


--------------------------------------------------------------------------------
8      Sanford C. Bernstein Fund, Inc. -- 2005 Annual Report

--------------------------------------------------------------------------------

                         Sanford C. Bernstein Fund, Inc.
                             Schedule of Investments
                          Short Duration Plus Portfolio
                               September 30, 2005

--------------------------------------------------------------------------------

================================================================================
Principal Amount              Description                           Market Value
================================================================================
U.S. TREASURY NOTES:                                                      26.89%
--------------------------------------------------------------------------------
$114,485,000  3.50%, 05/31/2007                                   $ 113,246,272
   9,214,551  3.875%, 01/15/2009                                      9,996,350
   9,715,000  3.50%, 08/15/2009                                       9,469,473
                                                                  --------------
Total U.S. Treasury Notes (Cost $133,993,475)                       132,712,095
                                                                  --------------
================================================================================
U.S. GOVERNMENT SPONSORED AGENCY OBLIGATIONS:                              7.97%
--------------------------------------------------------------------------------
  28,685,000  Federal National Mortgage                              28,462,060
              Association,
              3.25%, 06/28/2006
   1,080,000  Federal National Mortgage                               1,071,330
              Association,
              3.875%, 05/15/2007
   9,940,000  Federal Home Loan Mortgage                              9,815,551
              Corp.,
              3.75%, 08/03/2007
                                                                  --------------
Total U.S. Government Sponsored Agency
Obligations (Cost $39,735,567)                                       39,348,941
                                                                  --------------
================================================================================
COLLATERALIZED MORTGAGE OBLIGATIONS:                                      13.27%
--------------------------------------------------------------------------------
   2,645,000  Morgan Stanley Capital I,                               2,644,683
              Series 2005-XLF Class G,
              4.14%, 08/15/2019 (a)
   2,918,253  Federal National Mortgage                               2,985,343
              Association, Series 2000-M2 Class B,
              7.016%, 02/17/2021
   6,540,950  MLCC Mortgage Investors Inc.,                           6,547,949
              Series 2003-F Class A1,
              4.15%, 10/25/2028 (a)
   5,688,843  MLCC Mortgage Investors Inc.,                           5,688,843
              Series 2004-A Class A1,
              4.06%, 04/25/2029 (a)
   3,045,032  Irwin Home Equity, Series                               3,047,407
              2005-C Class 2A1,
              4.08%, 04/25/2030 (a)
   5,328,920  Federal National Mortgage                               5,291,565
              Association, Series 2005-M1 Class A,
              4.479%, 10/26/2031
   2,463,707  Structured Asset Securities                             2,479,868
              Corp., Series 2002-11A Class 1A,
              4.626%, 06/25/2032 (a)
   3,179,599  Credit Suisse First Boston                              2,987,106
              Mortgage Securities Corp.,
              Series 2004-2R Class A1,
              5.051%, 12/28/2033 (a)(b)
   3,106,453  Master Asset Securitization                             3,094,835
              Trust, Series 2004-9 Class 3A1,
              5.25%, 07/25/2034
   2,000,000  American Home Mortgage                                  1,951,875
              Investment Trust, Series
              2004-3 Class MF1,
              5.35%, 10/25/2034 (a)
   2,446,542  Morgan Stanley Mortgage Loan                            2,455,569
              Trust, Series 2004-8AR Class 4A1,
              5.408%, 10/25/2034
   2,786,184  Bear Stearns Alt-A Trust,                               2,777,491
              Series 2004-11 Class 2A3,
              5.065%, 11/25/2034
   2,091,512  Structured Adjustable Rate                              2,086,576
              Mortgage Loan, Series 2005-5
              Class A3,
              4.06%, 05/25/2035 (a)
   4,858,365  Countrywide Home Loans, Series                          4,833,588
              2005-12 Class 1A5,
              5.25%, 05/25/2035
   3,500,000  Merrill Lynch Mortgage                                  3,463,355
              Investors Inc., Series 2005-A5
              Class A3,
              4.442%, 06/25/2035
   3,662,085  Deutsche Alt-A Securites, Inc.,                         3,662,085
              Mortgage Loan, Series 2005-AR1
              Class 1A1,
              4.14%, 08/23/2035 (a)
   3,825,000  Home Equity Mortgage Trust,                             3,832,650
              Series 2005-3 Class M1,
              4.37%, 11/25/2035 (a)
   2,860,000  American Home Mortgage                                  2,829,613
              Investment Trust, Series
              2004-4 Class M2,
              4.88%, 02/25/2045 (a)
   2,740,257  American Home Mortgage                                  2,803,639
              Investment Trust, Series
              2005-2 Class 2A1,
              5.40%, 09/25/2045 (a)
                                                                  --------------
Total Collateralized Mortgage Obligations (Cost $65,953,000)         65,464,040
                                                                  --------------
================================================================================
MORTGAGE PASS-THROUGHS:                                                    8.86%
--------------------------------------------------------------------------------
     134,983  Federal Home Loan Mortgage                                134,941
              Corp. Pool,
              9.00%, 03/17/2008
   6,673,924  Federal National Mortgage                               6,866,308
              Association Pool,
              6.00%, 12/01/2013-02/01/2017
     506,064  Federal National Mortgage                                 535,184
              Association Pool,
              7.50%, 03/01/2015
     917,426  Federal National Mortgage                                 983,740
              Association Pool,
              8.00%, 08/01/2016


              Schedule of Investments -- Short Duration Plus Portfolio         9

================================================================================
Principal Amount              Description                           Market Value
================================================================================
$ 12,325,000  Federal National Mortgage                           $  12,671,641
              Association Pool TBA,
              6.00%, 10/25/2020 (c)
  19,635,284  Federal National Mortgage                              21,535,554
              Association Pool,
              7.00%, 09/01/2025
     910,313  Government National Mortgage                              967,019
              Association,
              7.50%, 03/15/2032
                                                                  --------------
Total Mortgage Pass-Throughs (Cost $43,964,692)                      43,694,387
                                                                  --------------
================================================================================
AEROSPACE/DEFENSE:                                                         0.51%
--------------------------------------------------------------------------------
   2,205,000  Raytheon Co.,                                           2,501,800
              8.30%, 03/01/2010
                                                                  --------------
Total Aerospace/Defense (Cost $2,521,006)                             2,501,800
                                                                  --------------
================================================================================
AUTOMOTIVE:                                                                2.28%
--------------------------------------------------------------------------------
   6,965,000  Ford Motor Credit Co.,                                  6,973,100
              6.50%, 01/25/2007
   3,370,000  DaimlerChrysler North America,                          3,334,760
              4.125%, 03/07/2007
     970,000  DaimlerChrysler North America,                            950,619
              4.875%, 06/15/2010
                                                                  --------------
Total Automotive (Cost $11,330,965)                                  11,258,479
                                                                  --------------
================================================================================
BANKING:                                                                   1.12%
--------------------------------------------------------------------------------
   2,305,000  Washington Mutual Bank,                                 2,291,456
              4.50%, 08/25/2008
      15,000  Wells Fargo & Co.,                                         14,705
              4.20%, 01/15/2010
   3,260,000  U.S. Bancorp,                                           3,227,892
              4.50%, 07/29/2010
                                                                  --------------
Total Banking (Cost $5,568,474)                                       5,534,053
                                                                  --------------
================================================================================
BROADCASTING/MEDIA:                                                        1.06%
--------------------------------------------------------------------------------
   5,200,000  AOL TimeWarner, Inc.,                                   5,243,363
              6.125%, 04/15/2006
                                                                  --------------
Total Broadcasting/Media (Cost $5,286,104)                            5,243,363
                                                                  --------------
================================================================================
CABLE:                                                                     1.80%
--------------------------------------------------------------------------------
   4,750,000  Comcast Cable Communications                            5,011,687
              Inc.,
              8.375%, 05/01/2007
   3,665,000  British Sky Broadcasting Group                          3,885,087
              plc,
              6.875%, 02/23/2009
                                                                  --------------
Total Cable (Cost $9,004,843)                                         8,896,774
                                                                  --------------
================================================================================
COMMUNICATIONS:                                                            1.06%
--------------------------------------------------------------------------------
   5,140,000  Sprint Capital Corp.,                                   5,225,648
              6.00%, 01/15/2007
                                                                  --------------
Total Communications (Cost $5,255,572)                                5,225,648
                                                                  --------------
================================================================================
COMMUNICATIONS--MOBILE:                                                    0.76%
--------------------------------------------------------------------------------
   3,720,000  Cingular Wireless LLC,                                  3,765,057
              5.625%, 12/15/2006
                                                                  --------------
Total Communications--Mobile (Cost $3,787,590)                         3,765,057
                                                                  --------------
================================================================================
CONGLOMERATE/MISCELLANEOUS:                                                0.31%
--------------------------------------------------------------------------------
   1,475,000  Tyco International Group SA,                            1,527,842
              6.125%, 11/01/2008
                                                                  --------------
Total Conglomerate/Miscellaneous (Cost $1,536,641)                    1,527,842
                                                                  --------------
================================================================================
ENERGY:                                                                    0.51%
--------------------------------------------------------------------------------
   2,645,000  Valero Energy Corp.,                                    2,527,533
              3.50%, 04/01/2009
                                                                  --------------
Total Energy (Cost $2,635,336)                                        2,527,533
                                                                  --------------
================================================================================
FINANCIAL:                                                                 8.52%
--------------------------------------------------------------------------------
   7,310,000  CIT Group, Inc.,                                        7,601,311
              7.375%, 04/02/2007
   7,695,000  Countrywide Home Loans, Inc.,                           7,806,570
              5.625%, 05/15/2007
   6,025,000  International Lease Finance Corp.,                      6,110,447
              5.625%, 06/01/2007
   7,725,000  Merrill Lynch & Co., Inc.,                              8,041,354
              6.56%, 12/16/2007
   6,390,000  Goldman Sachs Group, Inc.,                              6,325,493
              4.125%, 01/15/2008
   2,505,000  International Lease Finance Corp.,                      2,513,898
              5.00%, 04/15/2010
   3,660,000  Citigroup, Inc.,                                        3,636,861
              4.625%, 08/03/2010
                                                                  --------------
Total Financial (Cost $42,342,670)                                   42,035,934
                                                                  --------------
================================================================================
FOOD/BEVERAGE:                                                             2.14%
--------------------------------------------------------------------------------
   2,250,000  General Mills, Inc.,                                    2,261,774
              5.125%, 02/15/2007
   4,205,000  The Kroger Co.,                                         4,418,252
              7.80%, 08/15/2007
   3,955,000  Kraft Foods, Inc.,                                      3,856,489
              4.125%, 11/12/2009
                                                                  --------------
Total Food/Beverage (Cost $10,611,572)                               10,536,515
                                                                  --------------


--------------------------------------------------------------------------------
10     Sanford C. Bernstein Fund, Inc. -- 2005 Annual Report

================================================================================
Principal Amount              Description                           Market Value
================================================================================
HEALTHCARE: 2.23%
$  3,790,000  Aetna, Inc.,                                        $   3,833,854
              7.375%, 03/01/2006
   3,470,000  Anthem, Inc.,                                           3,390,239
              3.50%, 09/01/2007
   3,864,000  Wellpoint, Inc.,                                        3,785,371
              3.75%, 12/14/2007
                                                                  --------------
Total Healthcare (Cost $11,129,564)                                  11,009,464
                                                                  --------------
================================================================================
NON-AIR TRANSPORTATION:                                                    0.46%
--------------------------------------------------------------------------------
   2,180,000  CSX Corp.,                                              2,268,264
              6.25%, 10/15/2008
                                                                  --------------
Total Non-Air Transportation (Cost $2,284,993)                        2,268,264
                                                                  --------------
================================================================================
PAPER/PACKAGING:                                                           0.25%
--------------------------------------------------------------------------------
   1,190,000  Weyerhaeuser Co.,                                       1,212,704
              6.125%, 03/15/2007
                                                                  --------------
Total Paper/Packaging (Cost $1,241,235)                               1,212,704
                                                                  --------------
================================================================================
PUBLIC UTILITIES--ELECTRIC & GAS:                                          2.62%
--------------------------------------------------------------------------------
   3,715,000  Progress Energy, Inc.,                                  3,785,024
              6.05%, 04/15/2007
   4,137,000  Duke Energy Corp.,                                      4,054,628
              3.75%, 03/05/2008
   5,250,000  Pacific Gas & Electric Co.,                             5,070,996
              3.60%, 03/01/2009
                                                                  --------------
Total Public Utilities--Electric & Gas(Cost $13,052,104)              12,910,648
                                                                  --------------
================================================================================
PUBLIC UTILITIES--TELEPHONE:                                               0.83%
--------------------------------------------------------------------------------
   4,200,000  Telecom Italia Capital Corp.,                           4,097,990
              4.00%, 11/15/2008
                                                                  --------------
Total Public Utilities--Telephone (Cost $4,198,733)                    4,097,990
                                                                  --------------
================================================================================
SERVICE:                                                                   0.65%
--------------------------------------------------------------------------------
   3,045,000  Waste Management, Inc.,                                 3,183,785
              6.50%, 11/15/2008
                                                                  --------------
Total Service (Cost $3,195,728)                                       3,183,785
                                                                  --------------
================================================================================
SUPERMARKET/DRUG:                                                          0.76%
--------------------------------------------------------------------------------
   3,600,000  Safeway, Inc.,                                          3,747,640
              6.50%, 11/15/2008
                                                                  --------------
Total Supermarket/Drug (Cost $3,793,883)                              3,747,640
                                                                  --------------
================================================================================
ASSET-BACKED SECURITIES:                                                   6.98%
--------------------------------------------------------------------------------
   1,995,000  Capital Auto Receivables Asset                          1,981,594
              Trust, Series 2005-SN1A Class A3A,
              4.10%, 06/15/2008
   3,500,000  Winston Funding Ltd., Series                            3,508,505
              2003-1 Class A2,
              4.55%, 04/23/2009 (a)(b)
     143,327  Residential Asset Mortgage Products Inc.,                 143,327
              Series 2004-RS6 Class AI1,
              3.98%, 08/25/2022 (a)
     440,766  First Franklin Mortgage Loan                              440,766
              Asset-Backed Certificates,
              Series 2000-FF1 Class A,
              4.29%, 09/25/2030 (a)
   1,823,349  Citifinancial Mortgage                                  1,776,763
              Securities, Inc., Series
              2003-1 Class AFPT,
              3.36%, 01/25/2033
     438,075  Countrywide Asset-Backed Certificates,                    439,034
              Series 2003-BC1 Class A,
              4.23%, 03/25/2033 (a)
   5,660,000  Long Beach Mortgage Loan Trust                          5,724,581
              Series 2003-1 Class M2,
              5.88%, 03/25/2033 (a)
     153,600  Centex Home Equity, Series                                153,624
              2003-C Class AV,
              4.13%, 09/25/2033 (a)
      55,000  Residential Asset Securities Corp.,                        55,234
              Series 2003-KS8 Class A2B2,
              4.27%, 10/25/2033
   3,435,709  Ace Securities Corp., Series                            3,441,756
              2003-0P1 Class A2,
              4.19%, 12/25/2033 (a)
      51,660  Renaissance Home Equity Loan                               51,668
              Trust, Series 2003-4 Class A2,
              4.03%, 03/25/2034 (a)
   2,120,000  Residential Asset Mortgage                              2,118,007
              Products, Inc., Series
              2004-RS4 Class AI4,
              4.911%, 04/25/2034
     669,825  Equity One ABS Inc., Series                               669,879
              2004-3 Class AF1,
              3.99%, 07/25/2034 (a)
   6,700,000  Long Beach Mortgage Loan                                6,716,750
              Trust, Series 2004-3 Class M2,
              4.43%, 07/25/2034 (a)
   1,071,734  Merrill Lynch Mortgage                                  1,072,570
              Investors Inc., Series
              2004-WMC1 Class A2,
              4.13%, 10/25/2034 (a)
   3,850,000  Credit-Based Asset Servicing &                          3,826,553
              Securities, Inc., Series
              2005-CB4 Class AF2,
              4.75%, 08/25/2035
   2,330,000  Bayview Financial Acquisition                           2,334,928
              Trust, Series 2005-C Class A1B,
              4.13%, 06/28/2044 (a)
                                                                  --------------
Total Asset-Backed Securities (Cost $34,521,072)                     34,455,539
                                                                  --------------


              Schedule of Investments -- Short Duration Plus Portfolio        11

================================================================================
Principal Amount              Description                           Market Value
================================================================================
COMMERCIAL MORTGAGE-BACKED SECURITIES:                                    6.79%
--------------------------------------------------------------------------------
$  1,636,204  Bear Stearns Commercial                             $   1,636,288
              Mortgage Securities, Inc.,
              Series 2003-BA1A Class B,
              4.15%, 04/14/2015 (a)
   1,550,000  Lehman Brothers Commercial                              1,550,000
              Mortgage Trust, Series
              2005-LLFA Class F,
              4.098%, 07/15/2018 (a)
   1,065,000  Credit Suisse First Boston                              1,065,000
              Mortgage Securities Corp.,
              Series 2005-TF2A Class F,
              4.27%, 09/15/2020 (c)
   1,065,000  Credit Suisse First Boston                              1,065,000
              Mortgage Securities Corp.,
              Series 2005-TF2A Class G,
              4.32%, 09/15/2020 (c)
   3,385,000  LB-UBS Commercial Mortgage                              3,286,056
              Trust, Series 2004-C7 Class A2,
              3.99%, 10/15/2029
   6,809,575  Asset Securitization Corp.,                             6,964,561
              Series 1996-MD6 Class A1C,
              7.04%, 11/13/2029
   4,910,000  Nomura Asset Securities Corp.,                          5,127,251
              Series 1998-D6 Class A1B,
              6.59%, 03/15/2030
     569,301  Commercial Mortgage Acceptance                            577,413
              Corp., Series 1997-ML1 Class A2,
              6.53%, 12/15/2030
   4,000,412  First Union Lehman Brothers                             4,148,147
              Bank of America, Series 1998-C2
              Class A2,
              6.56%, 11/18/2035
   7,995,000  Nomura Asset Securities Corp.,                          8,086,383
              Series 1996-MD5 Class A1B,
              7.12%, 04/13/2039
                                                                  --------------
Total Commercial Mortgage-Backed Securities(Cost $34,468,936)        33,506,099
                                                                  --------------
================================================================================
SHORT-TERM INVESTMENTS:                                                    3.89%
--------------------------------------------------------------------------------
Commercial Paper:                                                          3.89%
  19,200,000  Prudential Funding LLC,                                19,195,872
              3.25%, 10/03/2005 (d)
                                                                  --------------
Total Commercial Paper (Cost $19,195,872)                            19,195,872
                                                                  --------------
Total Short-Term Investments (Cost $19,195,872)                      19,195,872
                                                                  --------------
================================================================================
INVESTMENT SUMMARY
--------------------------------------------------------------------------------
Total Investments
(Cost $510,609,627) (e)                         102.52%           $ 505,860,466
Cash and Other Assets, Less Liabilities          (2.52)             (12,411,545)
                                                -------           --------------
Net Assets                                      100.00%           $ 493,448,921
                                                =======           ==============

--------------------------------------------------------------------------------
(a)   Variable rate coupon, rate shown as of September 30, 2005.
(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2005, the aggregate market value of these securities amounted to $6,495,611 or 1.32% of net assets.
(c)   When-issued security.
(d) Represents entire or partial position segregated as collateral for TBA security.
(e) At September 30, 2005, the cost basis of investment securities for tax purposes was $510,774,719. Gross unrealized appreciation of investments was $119,536 and gross unrealized depreciation of investments was $5,033,789, resulting in net unrealized depreciation of $4,914,253.

      Explanation of abbreviation:
      TBA--To Be Announced

See Notes to Financial Statements.


--------------------------------------------------------------------------------
12     Sanford C. Bernstein Fund, Inc. -- 2005 Annual Report

--------------------------------------------------------------------------------

                         Sanford C. Bernstein Fund, Inc.
                             Schedule of Investments
                    U.S. Government Short Duration Portfolio
                               September 30, 2005

--------------------------------------------------------------------------------

================================================================================
Principal Amount              Description                           Market Value
================================================================================
U.S. TREASURY NOTES:                                                      50.97%
--------------------------------------------------------------------------------
$ 18,060,000  3.00%, 12/31/2006                                   $  17,804,613
   2,570,000  3.75%, 03/31/2007                                       2,553,537
  19,995,000  3.50%, 05/31/2007                                      19,778,654
   1,578,446  3.875%, 01/15/2009                                      1,712,368
   2,240,000  3.50%, 08/15/2009                                       2,183,388
                                                                  --------------
Total U.S. Treasury Notes (Cost $44,411,035)                         44,032,560
                                                                  --------------
================================================================================
U.S. GOVERNMENT SPONSORED AGENCY OBLIGATIONS:                             30.52%
--------------------------------------------------------------------------------
   4,000,000  Federal Home Loan Bank,                                 3,939,000
              2.04%, 06/12/2006
   4,000,000  Federal Farm Credit Bank,                               3,942,400
              2.05%, 06/12/2006
   4,670,000  Federal National Mortgage                               4,633,705
              Association,
              3.25%, 06/28/2006
   5,000,000  Federal Farm Credit Bank,                               4,907,390
              3.25%, 06/15/2007
   3,985,000  Federal Home Loan Mortgage Corp.,                       3,935,108
              3.75%, 08/03/2007,
              Callable 08/03/2005 @ 100.00
     250,000  Federal National Mortgage                                 246,264
              Association,
              3.80%, 01/18/2008,
              Callable 01/18/2006 @ 100.00
   5,000,000  Federal Home Loan Bank,                                 4,760,715
              3.00%, 04/15/2009
                                                                  --------------
Total U.S. Government Sponsored Agency
Obligations (Cost $26,761,217)                                       26,364,582
                                                                  --------------
================================================================================
COLLATERALIZED MORTGAGE OBLIGATIONS:                                       6.31%
--------------------------------------------------------------------------------
     503,382  Federal National Mortgage                                 514,954
              Association, Series 2000-M2 Class B,
              7.02%, 02/17/2021 (a)
   1,032,088  MLCC Mortgage Investors, Inc.,                          1,032,088
              Series 2004-A Class A1,
              4.06%, 04/25/2029 (a)
     933,700  Federal National Mortgage                                 927,155
              Association, Series 2005-M1 Class A,
              4.48%, 10/26/2031
   1,168,703  Structured Asset Securities                             1,166,879
              Corp., Series 2003-23H Class 1A1,
              5.50%, 07/25/2033
     832,649  Countrywide Home Loans,                                   828,402
              Series 2005-12 Class 1A5,
              5.25%, 5/25/2035
     500,000  MLCC Mortgage Investors, Inc.,                            494,765
              Series 2005-A5 Class A3,
              4.442%, 06/25/2035
     481,078  American Home Mortgage                                    492,205
              Investment Trust, Series 2005-2
              Class 2A1,
              5.40%, 09/25/2045 (a)
                                                                  --------------
Total Collateralized Mortgage Obligations(Cost $5,499,968)            5,456,448
                                                                  --------------
================================================================================
MORTGAGE PASS-THROUGHS:                                                    8.43%
--------------------------------------------------------------------------------
   1,483,577  Federal National Mortgage                               1,526,347
              Association Pool,
              6.00%, 12/01/2013-11/01/2016
     180,737  Federal National Mortgage                                 191,137
              Association Pool,
              7.50%, 03/01/2015
     347,428  Federal National Mortgage                                 372,541
              Association Pool,
              8.00%, 07/01/2017
   1,840,000  Federal National Mortgage                               1,891,750
              Association Pool TBA,
              6.00%, 10/25/2020 (b)
   2,948,184  Federal National Mortgage                               3,093,916
              Association Pool,
              7.00%, 02/01/2031-09/01/2033
     197,048  Federal Home Loan Mortgage                                205,912
              Corp. Pool,
              7.00%, 04/01/2032
                                                                  --------------
Total Mortgage Pass-Throughs (Cost $7,311,546)                        7,281,603
                                                                  --------------
================================================================================
ASSET-BACKED SECURITIES:                                                   1.84%
--------------------------------------------------------------------------------
     345,000  Capital Auto Receivables Asset                            342,682
              Trust, Series 2005-SN1A Class A3A,
              4.10%, 06/15/2008
      26,003  Residential Asset Mortgage                                 26,003
              Products Inc., Series 2004-RS6
              Class AI1,
              3.98%, 08/25/2022 (a)
      28,668  Centex Home Equity, Series                                 28,672
              2003-C Class AV,
              4.13%, 09/25/2033 (a)
     665,000  Residential Asset Securities                              667,833
              Corp., Series 2003-KS8 Class A2B2,
              4.27%, 10/25/2033 (a)
     522,111  Ace Securities Corp., Series                              523,030
              2003-OP1 Class A2,
              4.19%, 12/25/2033 (a)
                                                                  --------------
Total Asset-Backed Securities(Cost $1,591,095)                        1,588,220
                                                                  --------------


   Schedule of Investments -- U.S. Government Short Duration Portfolio        13

================================================================================
Principal Amount              Description                           Market Value
================================================================================
SHORT-TERM INVESTMENTS:                                                    3.12%
--------------------------------------------------------------------------------
U.S. Government Sponsored Agency Obligations:                              3.12%
$  2,700,000  Federal Home Loan Mortgage                          $   2,699,523
              Corp.,
              0.00%, 10/03/2005 (c)
                                                                  --------------
Total U.S. Government Sponsored Agency
Obligations (Cost $2,699,523)                                         2,699,523
                                                                  --------------
Total Short-Term Investments(Cost $2,699,523)                         2,699,523
                                                                  --------------
================================================================================
INVESTMENT SUMMARY
--------------------------------------------------------------------------------
Total Investments (Cost $88,274,384) (d)        101.19%           $  87,422,936
Cash and Other Assets, Less Liabilities          (1.19)              (1,028,437)
                                                ------            --------------
Net Assets (Equivalent to $12.45 per
share based on 6,939,375 shares of
capital stock outstanding)                      100.00%           $  86,394,499
                                                =======           ==============

--------------------------------------------------------------------------------
(a)   Variable rate coupon, rate shown as of September 30, 2005.
(b)   When-issued security.
(c) Represents entire or partial position segregated as collateral for TBA security.
(d) At September 30, 2005, the cost basis of investment securities for tax purposes was $88,296,054. Gross unrealized appreciation of investments was $15,327 and gross unrealized depreciation of investments was $888,445, resulting in net unrealized depreciation of $873,118.

      Explanation of abbreviation:
      TBA--To Be Announced

See Notes to Financial Statements.


--------------------------------------------------------------------------------

                         Sanford C. Bernstein Fund, Inc.
                             Schedule of Investments
                  Intermediate Duration Institutional Portfolio
                               September 30, 2005

--------------------------------------------------------------------------------

================================================================================
Principal Amount              Description                           Market Value
================================================================================
U.S. TREASURY NOTES:                                                      13.32%
--------------------------------------------------------------------------------
$ 20,190,000  3.75%, 03/31/2007 (a)                               $  20,060,663
  18,055,000  3.875%, 07/31/2007 (a)                                 17,959,092
  20,575,000  3.875%, 05/15/2010 (a)                                 20,276,827
  13,567,261  2.00%, 07/15/2014 (a)                                  13,859,269
  12,288,272  1.625%, 01/15/2015 (a)                                 12,142,349
   2,415,000  4.25%, 08/15/2015 (a)                                   2,399,906
                                                                  --------------
Total U.S. Treasury Notes (Cost $87,085,818)                         86,698,106
                                                                  --------------
================================================================================
U.S. TREASURY BOND:                                                        4.54%
--------------------------------------------------------------------------------
  26,360,000  5.375%, 02/15/2031 (a)                                 29,531,424
                                                                  --------------
Total U.S. Treasury Bond (Cost $29,510,842)                          29,531,424
                                                                  --------------
================================================================================
U.S. GOVERNMENT SPONSORED AGENCY OBLIGATION:                               0.80%
--------------------------------------------------------------------------------
   5,305,000  Federal National Mortgage                               5,213,223
              Association,
              3.875%, 11/17/2008 (a)
                                                                  --------------
Total U.S. Government Sponsored Agency
Obligation (Cost $5,257,392)                                          5,213,223
                                                                  --------------
================================================================================
COLLATERALIZED MORTGAGE OBLIGATIONS:                                       0.74%
--------------------------------------------------------------------------------
      88,775  Countrywide Home Loans, Series                             88,544
              2003-49 Class A1,
              1.64%, 12/19/2033 (a)(b)
   1,100,000  Residential Funding Mortgage                            1,084,193
              Secs II, Series 2005-HI2 Class A3,
              4.46%, 05/25/2035 (a)
   1,780,491  Fanniemae Grantor Trust, Series                         1,780,491
              2005-T3 Class A1A,
              3.87%, 07/25/2035 (a)
   1,860,221  Washington Mutual, Series                               1,858,807
              2005-AR2 Class 2A22,
              4.05%, 01/25/2045 (a)(b)
                                                                  --------------
Total Collateralized Mortgage Obligations(Cost $4,829,081)            4,812,035
                                                                  --------------
================================================================================
MORTGAGE PASS-THROUGHS:                                                   32.81%
--------------------------------------------------------------------------------
  66,120,342  Federal National Mortgage                              66,458,761
              Association Pool,
              5.50%, 02/01/2009-02/01/2035 (a)
  33,840,932  Federal National Mortgage                              34,475,568
              Association Pool,
              6.00%, 02/01/2017-09/01/2035 (a)
   4,029,662  Federal Home Loan Mortgage                              4,106,290
              Corp. Pool,
              6.00%, 09/01/2020-03/01/2035 (a)


--------------------------------------------------------------------------------
14     Sanford C. Bernstein Fund, Inc. -- 2005 Annual Report

================================================================================
Principal Amount              Description                           Market Value
================================================================================
$ 37,690,000  Federal National Mortgage                           $  36,900,847
              Association Pool TBA,
              4.50%, 10/25/2020 (c)
  18,530,000  Federal National Mortgage                              18,477,893
              Association Pool TBA,
              5.00%, 10/25/2020 (c)
   1,245,269  Federal National Mortgage                               1,281,784
              Association Pool,
              6.50%, 05/01/2034-09/01/2034 (a)
  12,540,000  Federal National Mortgage                              11,952,187
              Association Pool TBA,
              4.50%, 10/25/2035 (c)
  16,315,000  Federal National Mortgage                              16,304,803
              Association Pool TBA,
              5.50%, 10/25/2035 (c)
  22,930,000  Federal National Mortgage                              23,596,392
              Association Pool TBA,
              6.50%, 10/25/2035 (c)
                                                                  --------------
Total Mortgage Pass-Throughs (Cost $214,935,938)                    213,554,525
                                                                  --------------
================================================================================
AUTOMOTIVE:                                                                0.54%
--------------------------------------------------------------------------------
     340,000  Ford Motor Credit Co.,                                    340,395
              6.50%, 01/25/2007 (a)
   1,040,000  Ford Motor Credit Co.,                                  1,016,472
              6.625%, 06/16/2008 (a)
     205,000  Ford Motor Credit Co.,                                    186,224
              5.70%, 01/15/2010 (a)
     530,000  DaimlerChrysler NA,                                       519,410
              4.875%, 06/15/2010 (a)
     940,000  Ford Motor Credit Co.,                                    899,116
              7.375%, 02/01/2011 (a)
     590,000  Ford Motor Credit Co.,                                    547,141
              7.00%, 10/01/2013 (a)
       2,000  Keystone Automotive Operations                              1,990
              Inc., Senior Subordinated Note,
              9.75%, 11/01/2013,
              Callable 11/01/2008 @ 104.88 (a)
                                                                  --------------
Total Automotive (Cost $3,669,194)                                    3,510,748
                                                                  --------------
================================================================================
BANKING:                                                                   2.08%
--------------------------------------------------------------------------------
   1,015,000  Suntrust Bank,                                          1,016,216
              3.99%, 06/02/2009 (a)(b)
     955,000  Wells Fargo & Co., Senior Note,                           936,197
              4.20%, 01/15/2010 (a)
     980,000  Huntington National Bank,                                 964,362
              Senior Note,
              4.375%, 01/15/2010 (a)
   1,820,000  JP Morgan Chase & Co.,                                  1,969,393
              6.75%, 02/01/2011 (a)
     280,000  UFJ Bank Ltd., Subordinated Note,                         310,466
              7.40%, 06/15/2011 (a)
   1,400,000  Barclays Bank plc,                                      1,640,871
              8.55%, 06/15/2011,
              Callable 06/15/2011 @ 100.00 (a)(b)(d)
     500,000  UFJ Finance Aruba AEC,                                    549,027
              6.75%, 07/15/2013 (a)
     120,000  Royal Bank of Scotland Group                              120,689
              plc, Subordinated Note,
              5.00%, 10/01/2014 (a)
   3,370,000  Mizuho Financial Group Ltd.                             3,648,025
              (Cayman),
              8.375%, 04/27/2049,
              Callable 04/27/2009 @ 100.00 (a)
     410,000  Sumitomo Mitsui Banking Corp.                             408,029
              (Japan),
              5.625%, 07/29/2049,
              Callable 10/15/2015 @ 100.00 (a)(b)(d)
   1,950,000  RBS Capital Trust III,                                  1,983,694
              5.512%, 09/29/2049,
              Callable 09/30/2014 @ 100.00 (a)(b)
                                                                  --------------
Total Banking (Cost $13,409,338)                                     13,546,969
                                                                  --------------
================================================================================
BROADCASTING/MEDIA:                                                        0.95%
--------------------------------------------------------------------------------
     845,000  TimeWarner Inc.,                                          923,488
              6.875%, 05/01/2012 (a)
     890,000  News America Holdings,                                  1,099,258
              9.25%, 02/01/2013 (a)
     735,000  WPP Finance Corp.                                         759,934
              (United Kingdom),
              5.875%, 06/15/2014 (a)
     610,000  Lamar Media Corp., Senior                                 620,675
              Subordinated Note,
              6.625%, 08/15/2015
              Callable 08/15/2010 @ 103.31 (a)(d)
   1,710,000  TimeWarner Entertainment Co.,                           2,074,208
              Senior Debenture,
              8.375%, 03/15/2023 (a)
     655,000  News America Holdings,                                    681,000
              6.55%, 03/15/2033 (a)
                                                                  --------------
Total Broadcasting/Media (Cost $5,838,701)                            6,158,563
                                                                  --------------
================================================================================
BUILDING/REAL ESTATE:                                                      0.14%
--------------------------------------------------------------------------------
     590,000  iStar Financial, Inc., Senior Note,                       576,286
              5.15%, 03/01/2012 (a)
     305,000  William Lyon Homes, Inc.,                                 328,638
              10.75%, 04/01/2013,
              Callable 04/01/2008 @ 105.38 (a)
                                                                  --------------
Total Building/Real Estate (Cost $932,670)                              904,924
                                                                  --------------
================================================================================
CABLE:                                                                     0.81%
--------------------------------------------------------------------------------
     445,000  British Sky Broadcasting Group plc,                       471,723
              6.875%, 02/23/2009 (a)
     570,000  Charter Communications                                    574,275
              Operating LLC, Senior Note,
              8.00%, 04/30/2012 (a)(d)
     620,000  Cox Communications Inc.,                                  586,675
              4.625%, 06/01/2013 (a)


Schedule of Investments -- Intermediate Duration Institutional Portfolio      15

================================================================================
Principal Amount              Description                           Market Value
================================================================================
$  1,025,000  Comcast Corp.,                                      $   1,022,333
              5.30%, 01/15/2014 (a)
     347,000  PanAmSat Corp.,                                           366,085
              9.00%, 08/15/2014,
              Callable 08/15/2009 @ 104.50 (a)
     355,000  DirectTV Holdings LLC,                                    352,337
              6.375%, 06/15/2015,
              Callable 06/15/2015 @ 103.19 (a)(d)
   1,400,000  AT&T Broadband Corp.,                                   1,885,503
              9.455%, 11/15/2022 (a)
                                                                  --------------
Total Cable (Cost $5,385,970)                                         5,258,931
                                                                  --------------
================================================================================
CHEMICALS:                                                                 0.24%
--------------------------------------------------------------------------------
     790,000  Nell AF SARL (Luxembourg),                                772,225
              Senior Note,
              8.375%, 08/15/2015,
              Callable 08/15/2010 @ 104.19 (a)(d)
     735,000  Union Carbide Corp.,                                      772,938
              Debenture,
              7.75%, 10/01/2096 (a)
                                                                  --------------
Total Chemicals (Cost $1,519,164)                                     1,545,163
                                                                  --------------
================================================================================
COMMUNICATIONS:                                                            2.05%
--------------------------------------------------------------------------------
   1,155,000  Cox Enterprises Inc.,                                   1,134,471
              4.375%, 05/01/2008 (a)(d)
   2,465,000  Telecom Italia Capital,                                 2,366,930
              4.00%, 01/15/2010 (a)
     740,000  Deutsche Telekom International                            838,957
              Finance BV,
              8.00%, 06/15/2010 (a)
   1,920,000  British Telecommunications plc,                         2,223,080
              8.375%, 12/15/2010 (a)
   1,085,000  AT&T Corp., Senior Note,                                1,221,981
              7.30%, 11/15/2011 (a)(d)
   4,035,000  Sprint Capital Corp.,                                   4,748,541
              8.375%, 03/15/2012 (a)
     415,000  Qwest Communications                                      394,250
              International Inc.,
              7.50%, 02/15/2014,
              Callable 02/15/2020 @ 103.75 (a)
     335,000  AT&T Corp.,                                               424,194
              8.00%, 11/15/2031 (a)
                                                                  --------------
Total Communications (Cost $13,589,980)                              13,352,404
                                                                  --------------
================================================================================
COMMUNICATIONS--FIXED:                                                     0.05%
--------------------------------------------------------------------------------
     195,000  Qwest Corp.,                                              213,038
              8.875%, 03/15/2012 (a)(d)
     120,000  Hawaiian Telcom Communications Inc.,                      122,400
              9.75%, 05/01/2013,
              Callable 05/01/2009 @ 104.88 (a)(d)
                                                                  --------------
Total Communications--Fixed (Cost $332,030)                              335,438
                                                                  --------------
================================================================================
COMMUNICATIONS--MOBILE:                                                    1.11%
--------------------------------------------------------------------------------
   1,225,000  Cingular Wireless LLC,                                  1,239,837
              5.625%, 12/15/2006 (a)
   1,480,000  Telus Corp.,                                            1,545,493
              7.50%, 06/01/2007 (a)
   2,230,000  AT&T Wireless Services Inc.,                            2,538,848
              Senior Note,
              7.875%, 03/01/2011 (a)
     310,000  Digicel Ltd. (Bermuda), Senior Note,                      320,850
              9.25%, 09/01/2012,
              Callable 09/01/2009 @ 104.63 (a)(d)
   1,185,000  AT&T Wireless Services Inc.,                            1,599,511
              Senior Note,
              8.75%, 03/01/2031 (a)
                                                                  --------------
Total Communications--Mobile (Cost $7,012,464)                         7,244,539
                                                                  --------------
================================================================================
CONGLOMERATE/MISCELLANEOUS:                                                0.24%
--------------------------------------------------------------------------------
   1,330,000  Hutchison Whampoa                                       1,536,283
              International Ltd.,
              7.45%, 11/24/2033 (a)(d)
                                                                  --------------
Total Conglomerate/Miscellaneous(Cost $1,362,982)                     1,536,283
                                                                  --------------
================================================================================
CONSUMER MANUFACTURING:                                                    0.23%
--------------------------------------------------------------------------------
     540,000  Fortune Brands Inc.,                                      528,673
              2.875%, 12/01/2006 (a)
     415,000  Visant Corp.,                                             419,150
              7.625%, 10/01/2012,
              Callable 10/01/2008 @ 103.81 (a)
     570,000  Acco Brands Corp.,                                        564,300
              7.625%, 08/15/2015,
              Callable 08/15/2010 @ 103.81 (a)(d)
                                                                  --------------
Total Consumer Manufacturing (Cost $1,531,785)                        1,512,123
                                                                  --------------
================================================================================
ENERGY:                                                                    0.92%
--------------------------------------------------------------------------------
     360,000  Duke Energy Field Services Corp.,                         404,761
              7.875%, 08/16/2010 (a)
     135,000  Hilcorp Energy I LP, Senior Note,                         148,500
              10.50%, 09/01/2010,
              Callable 09/01/2007 @ 105.25 (a)(d)
     345,000  Amerada Hess Corp.,                                       372,769
              6.65%, 08/15/2011 (a)
   1,235,000  Valero Energy Corp.,                                    1,356,094
              6.875%, 04/15/2012 (a)
     600,000  Enterprise Products Operating                             597,889
              LP, Series B,
              5.60%, 10/15/2014 (a)
   1,150,000  Conoco Inc., Senior Note,                               1,399,879
              6.95%, 04/15/2029 (a)
     900,000  Amerada Hess Corp.,                                     1,103,856
              7.875%, 10/01/2029 (a)


--------------------------------------------------------------------------------
16     Sanford C. Bernstein Fund, Inc. -- 2005 Annual Report

================================================================================
Principal Amount              Description                           Market Value
================================================================================
$    510,000  Valero Energy Corp.,                                $     615,576
              7.50%, 04/15/2032 (a)
                                                                  --------------
Total Energy (Cost $5,701,894)                                        5,999,324
                                                                  --------------
================================================================================
FINANCIAL:                                                                 3.47%
--------------------------------------------------------------------------------
     530,000  CIT Group Inc., Medium-Term Note,                         531,395
              4.022%, 05/18/2007 (a)(b)
     365,000  Boeing Capital Corp., Senior                              365,997
              Note, 4.75%, 08/25/2008 (a)
   1,880,000  Household Finance Corp.,                                1,974,149
              6.50%, 11/15/2008 (a)
   2,160,000  American General Finance                                2,138,625
              Corp., Medium-Term Note,
              4.625%, 05/15/2009 (a)
     720,000  Citigroup Inc.,                                           721,161
              3.938%, 06/09/2009 (a)(b)
   4,569,000  Dow Jones Cdx, High Yield                               4,574,711
              Series 4-T3,
              8.00%, 06/29/2010 (a)
   1,225,000  Berkshire Hathaway Finance Corp.,                       1,195,751
              4.20%, 12/15/2010 (a)
   1,375,000  Countrywide Home Loans, Inc.,                           1,306,231
              Medium-Term Note, Series L,
              4.00%, 03/22/2011 (a)
   1,435,000  General Electric Capital Corp.,                         1,405,126
              4.375%, 11/21/2011 (a)
   1,100,000  CIT Group Inc., Senior Note,                            1,260,963
              7.75%, 04/02/2012 (a)
     565,000  Household Finance Corp.,                                  625,276
              7.00%, 05/15/2012 (a)
     650,000  Goldman Sachs Group Inc.,                                 635,151
              4.75%, 07/15/2013 (a)
   3,671,000  Citigroup Inc., Subordinated Note,                      3,651,180
              5.00%, 09/15/2014 (a)
     790,000  Goldman Sachs Group Inc.,                                 787,555
              5.125%, 01/15/2015 (a)
     690,000  Resona Preferred Global                                   714,331
              Securities (Cayman),
              7.191%, 12/29/2049 (a)(b)(d)
     650,000  CBA Capital Trust I,                                      673,153
              5.805%, 12/31/2049,
              Callable 07/30/2015 @ 100.00 (a)(d)
                                                                  --------------
Total Financial (Cost $22,318,745)                                   22,560,755
                                                                  --------------
================================================================================
FOOD/BEVERAGE:                                                             0.20%
--------------------------------------------------------------------------------
     341,000  ConAgra Foods Inc.,                                       381,566
              7.875%, 09/15/2010 (a)
     223,000  ConAgra Foods Inc.,                                       239,785
              6.75%, 09/15/2011 (a)
     650,000  Kraft Foods Inc.,                                         657,178
              5.25%, 10/01/2013 (a)
                                                                  --------------
Total Food/Beverage (Cost $1,294,122)                                 1,278,529
                                                                  --------------
================================================================================
GAMING:                                                                    0.10%
--------------------------------------------------------------------------------
     220,000  Riviera Holdings Corp.,                                   237,600
              11.00%, 06/15/2010,
              Callable 06/15/2006 @ 105.50 (a)
     390,000  Seneca Gaming Corp.,                                      399,750
              7.25%, 05/01/2012,
              Callable 05/01/2008 @ 103.63 (a)(d)
                                                                  --------------
Total Gaming (Cost $613,080)                                            637,350
                                                                  --------------
================================================================================
HEALTHCARE:                                                                0.36%
--------------------------------------------------------------------------------
     388,000  Wellpoint Inc.,                                           380,104
              3.75%, 12/14/2007 (a)
     215,000  Concentra Operating Corp.,                                223,600
              9.125%, 06/01/2012,
              Callable 06/01/2008 @ 104.56 (a)
   1,019,000  Wyeth,                                                  1,044,199
              5.50%, 02/01/2014 (a)
     685,000  Humana Inc., Senior Note,                                 729,676
              6.30%, 08/01/2018 (a)
                                                                  --------------
Total Healthcare (Cost $2,337,344)                                    2,377,579
                                                                  --------------
================================================================================
INDUSTRIAL:                                                                0.29%
--------------------------------------------------------------------------------
     195,000  Case New Holland Inc.,                                    206,212
              9.25%, 08/01/2011,
              Callable 08/01/2007 @ 104.62 (a)
   1,165,000  Tyco International Group SA,                            1,241,753
              6.375%, 10/15/2011 (a)
     250,000  H&E Equipment Services LLC,                               280,000
              11.125%, 06/15/2012,
              Callable 06/15/2007 @ 105.56 (a)
     165,000  Teck Cominco Ltd., Class B,                               164,307
              5.375%, 10/01/2015 (a)
                                                                  --------------
Total Industrial (Cost $1,901,758)                                    1,892,272
                                                                  --------------
================================================================================
INSURANCE:                                                                 1.14%
--------------------------------------------------------------------------------
     780,000  MetLife Inc.,                                             775,680
              5.00%, 11/24/2013 (a)
     735,000  Assurant Inc.,                                            746,009
              5.625%, 02/15/2014 (a)
     855,000  Liberty Mutual Group,                                     835,441
              5.75%, 03/15/2014 (a)(d)
     445,000  Fairfax Financial Holdings Ltd.,                          384,925
              7.375%, 04/15/2018 (a)
     720,000  Royal & Sun Alliance Insurance                            910,086
              Group plc,
              8.95%, 10/15/2029 (a)
   1,910,000  Mangrove Bay Pass-Through Trust,                        1,910,019
              6.102%, 07/15/2033,
              Callable 07/15/2013 @ 100 (a)(b)(d)


Schedule of Investments -- Intermediate Duration Institutional Portfolio      17

================================================================================
Principal Amount              Description                           Market Value
================================================================================
$  1,740,000  Zurich Capital Trust,                               $   1,859,159
              8.376%, 06/01/2037,
              Callable 06/01/2007 @ 104.19 (a)(d)
                                                                  --------------
Total Insurance (Cost $7,432,552)                                     7,421,319
                                                                  --------------
================================================================================
METALS/MINING:                                                             0.15%
--------------------------------------------------------------------------------
     455,000  AK Steel Corp.,                                           441,350
              7.875%, 02/15/2009,
              Callable 11/07/2005 @ 102.65 (a)
     455,000  Ispat Inland ULC,                                         527,800
              9.75%, 04/01/2014,
              Callable 04/01/2009 @ 104.88 (a)
                                                                  --------------
Total Metals/Mining (Cost $965,829)                                     969,150
                                                                  --------------
================================================================================
PAPER/PACKAGING:                                                           0.47%
--------------------------------------------------------------------------------
     830,000  Weyerhaeuser Co.,                                         860,072
              5.95%, 11/01/2008 (a)
       5,000  International Paper Co.,                                    5,359
              6.75%, 09/01/2011 (a)
   1,245,000  Packaging Corp. of America,                             1,204,446
              5.75%, 08/01/2013 (a)
   1,015,000  International Paper Co.,                                  990,627
              5.30%, 04/01/2015 (a)
                                                                  --------------
Total Paper/Packaging (Cost $3,125,016)                               3,060,504
                                                                  --------------
================================================================================
PETROLEUM PRODUCTS:                                                        0.06%
--------------------------------------------------------------------------------
     405,000  Tengizchevroil Finance Co.,                               414,113
              6.124%, 11/15/2014 (a)(d)
                                                                  --------------
Total Petroleum Products (Cost $405,987)                                414,113
                                                                  --------------
================================================================================
PUBLIC UTILITIES--ELECTRIC & GAS:                                          1.95%
--------------------------------------------------------------------------------
     600,000  Consumers Energy Co., Series C,                           591,398
              4.25%, 04/15/2008 (a)
     590,000  NiSource Finance Corp.,                                   663,331
              7.875%, 11/15/2010 (a)
     895,000  Progress Energy Inc.,                                     972,954
              7.10%, 03/01/2011 (a)
   1,415,000  FirstEnergy Corp,. Series B,                            1,506,642
              6.45%, 11/15/2011 (a)
   1,135,000  Carolina Power & Light Co.,                             1,227,819
              6.50%, 07/15/2012 (a)
     410,000  MidAmerican Energy Holdings                               427,797
              Co., Senior Note,
              5.875%, 10/01/2012 (a)
     410,000  Public Service Co. of Colorado,                           482,031
              7.875%, 10/01/2012 (a)
   1,150,000  TXU Australia Holdings Pty Ltd.,                        1,235,006
              6.15%, 11/15/2013 (a)(d)
     960,000  Pacific Gas & Electric Co.,                               938,672
              4.80%, 03/01/2014 (a)
     660,000  Duke Capital LLC, Senior Note,                            663,896
              5.50%, 03/01/2014 (a)
   1,085,000  Duke Capital, LLC, Senior Note,                         1,317,427
              8.00%, 10/01/2019 (a)
   1,500,000  FirstEnergy Corp., Series C,                            1,759,302
              7.375%, 11/15/2031 (a)
     895,000  Pacific Gas & Electric Co.,                               931,151
              6.05%, 03/01/2034 (a)
                                                                  --------------
Total Public Utilities--Electric & Gas(Cost $12,411,648)              12,717,426
                                                                  --------------
================================================================================
PUBLIC UTILITIES--TELEPHONE:                                               0.25%
--------------------------------------------------------------------------------
     165,000  Cincinnati Bell Inc.,                                     159,225
              7.00%, 02/15/2015,
              Callable 02/15/2010 @ 103.50 (a)
   1,445,000  Telecom Italia Capital,                                 1,486,347
              6.375%, 11/15/2033 (a)
                                                                  --------------
Total Public Utilities--Telephone (Cost $1,602,413)                    1,645,572
                                                                  --------------
================================================================================
RETAIL:                                                                    0.09%
--------------------------------------------------------------------------------
     620,000  GSC Holdings Corp.,                                       620,000
              8.00%, 10/01/2012,
              Callable 10/01/2009 @ 104.00 (a)(d)
                                                                  --------------
Total Retail (Cost $611,873)                                            620,000
                                                                  --------------
================================================================================
SERVICE:                                                                   0.31%
--------------------------------------------------------------------------------
   2,015,000  Pershing Road Development                               2,015,000
              Company LLC,
              4.26%, 09/01/2026,
              Callable 12/01/2005 @ 102.00 (a)(b)(d)
                                                                  --------------
Total Service (Cost $2,015,000)                                       2,015,000
                                                                  --------------
================================================================================
SUPERMARKET/DRUG:                                                          0.11%
--------------------------------------------------------------------------------
     350,000  Safeway, Inc.,                                            365,088
              6.50%, 03/01/2011(a)
     361,000  Stater Bros. Holdings Inc.,                               356,487
              8.125%, 06/15/2012,
              Callable 06/15/2008 @ 104.06 (a)
                                                                  --------------
Total Supermarket/Drug (Cost $722,437)                                  721,575
                                                                  --------------
================================================================================
TECHNOLOGY:                                                                0.07%
--------------------------------------------------------------------------------
     355,000  International Business                                    352,791
              Machines Corp., Medium-Term Note,
              4.375%, 06/01/2009 (a)
     111,000  Motorola Inc.,                                            125,625
              7.625%, 11/15/2010 (a)
                                                                  --------------
Total Technology (Cost $479,109)                                        478,416
                                                                  --------------
================================================================================
ASSET-BACKED SECURITIES:                                                   3.79%
--------------------------------------------------------------------------------
   2,300,000  Capital Auto Receivables Asset                          2,284,544
              Trust, Series 2005-SN1A Class A3A,
              4.10%, 06/15/2008 (a)


--------------------------------------------------------------------------------
18      Sanford C. Bernstein Fund, Inc. -- 2005 Annual Report

================================================================================
Principal Amount              Description                           Market Value
================================================================================
$  1,910,000  Bank One Issuance Trust,                            $   1,910,955
              Series 2004-A4 Class A4,
              3.808%, 02/16/2010 (a)(b)
   2,220,000  Discover Card Master Trust I,                           2,220,355
              Series 2004-1 Class A,
              3.798%, 04/16/2010 (a)(b)
   2,940,000  Citibank Omni Master Trust,                             2,947,350
              Series 1996-5 Class A,
              3.998%, 12/16/2011 (a)(b)(d)
   1,845,000  American Express Credit                                 1,844,133
              Account Master Trust, Series
              2005-1 Class A,
              3.798%, 10/15/2012 (a)(b)
     186,370  RAAC, Series 2004-SP1 Class AI1,                          186,370
              4.01%, 06/25/2013 (a)(b)
   1,877,056  SLM Student Loan Trust, Series                          1,878,050
              2003-C Class A1,
              3.97%, 09/15/2016 (a)(b)
     257,748  Residential Funding Mortgage                              257,748
              Securities Inc., Series
              2004-HS2 Class AI1,
              3.98%, 12/25/2018 (a)(b)
     406,357  Residential Asset Securities                              406,357
              Corp., Series 2004-KS7 Class AI1,
              3.98%, 10/25/2021 (a)(b)
   1,105,200  Bear Stearns Asset Backed                               1,105,200
              Securities Inc., Series
              2005-SD1 Class 1A1,
              3.98%, 04/25/2022 (a)(b)
      74,295  Residential Asset Mortgage Products Inc.,                  74,295
               Series 2004-RS6 Class AI1,
              3.98%, 08/25/2022 (a)(b)
     772,909  Novastar Home Equity Loan                                 773,087
              Series 2001-1 Class A1,
              4.11%, 07/25/2031 (a)(b)
     763,387  Residential Asset Securities                              765,036
              Corp., Series 2002-KS7 Class A2,
              4.20%, 11/25/2032 (a)(b)
   1,412,915  Asset Backed Funding Corp.,                             1,421,082
              Series 2003-WF1 Class A2,
              4.391%, 12/25/2032 (a)
     866,091  Citifinancial Mortgage Securities Inc.,                   843,962
              Series 2003-1 Class AFPT,
              3.36%, 01/25/2033 (a)
      69,708  Centex Home Equity, Series                                 69,719
              2003-C Class AV,
              4.13%, 09/25/2033 (a)(b)
     757,150  Structured Asset Investment Loan Trust,                   757,271
              Series 2004-5 Class A2,
              4.01%, 05/25/2034 (a)(b)
     587,701  Morgan Stanley ABS Capital I,                             587,795
              Series 2004-HE4 Class A3,
              4.03%, 05/25/2034 (a)(b)
     335,927  Equity One ABS Inc., Series                               335,954
              2004-3 Class AF1,
              3.99%, 07/25/2034 (a)(b)
   1,469,558  Aegis Asset Backed Securities                           1,470,249
              Trust, Series 2004-3 Class A2A,
              4.03%, 09/25/2034 (a)(b)
     777,627  Morgan Stanley ABS Capital I,                             777,627
              Series 2005-WMC1 Class A2A,
              3.93%, 01/25/2035 (a)(b)
     147,736  Merrill Lynch Mortgage                                    147,760
              Investors, Inc., Series
              2004-SL1 Class A,
              4.09%, 04/25/2035 (a)(b)
   1,605,000  Home Equity Mortgage Trust,                             1,593,926
              Series 2005-4 Class A3,
              4.742%, 01/25/2036 (a)
                                                                  --------------
Total Asset-Backed Securities(Cost $24,693,039)                      24,658,825
                                                                  --------------
================================================================================
COMMERCIAL MORTGAGE-BACKED SECURITIES:                                     8.62%
--------------------------------------------------------------------------------
   1,975,000  LB-UBS Commercial Mortgage                              1,917,271
              Trust, Series 2004-C7 Class A2,
              3.992%, 10/15/2029 (a)
   2,025,000  LB-UBS Commercial Mortgage                              1,981,037
              Trust, Series 2004-C8 Class A2,
              4.201%, 12/15/2029 (a)
   1,760,000  LB-UBS Commercial Mortgage                              1,732,315
              Trust, Series 2005-C1 Class A4,
              4.742%, 02/15/2030 (a)
   2,035,000  Greenwich Capital Commercial                            1,932,355
              Funding Corp., Series 2003-C1
              Class A4,
              4.111%, 07/05/2035 (a)
     895,000  Greenwich Capital Commercial                              881,011
              Funding Corp., Series 2003-C2
              Class A3,
              4.533%, 01/05/2036 (a)
   1,695,000  CS First Boston Mortgage                                1,653,134
              Securities Corp., Series
              2003-CK2 Class A2,
              3.861%, 03/15/2036 (a)
   2,170,000  CS First Boston Mortgage                                2,114,361
              Securities Corp., Series
              2004-C5 Class A2,
              4.183%, 11/15/2037 (a)
     245,000  JP Morgan Chase Commercial                                237,753
              Mortgage Securities, Series
              2004-C1 Class A2,
              4.302%, 01/15/2038 (a)
   2,150,000  CS First Boston Mortgage                                2,147,829
              Securities Corp., Series
              2005-C1 Class A4,
              5.014%, 02/15/2038 (a)
   2,845,000  Banc of America Commercial                              2,927,135
              Mortgage Inc., Series 2004-3 Class A5,
              5.482%, 06/10/2039 (a)
   2,030,000  GE Capital Commercial Mortgage                          2,055,801
              Corp., Series 2004-C3 Class A4,
              5.189%, 07/10/2039 (a)


Schedule of Investments -- Intermediate Duration Institutional Portfolio      19

================================================================================
Principal Amount              Description                           Market Value
================================================================================
$  1,605,000  Merrill Lynch Mortgage Trust,                       $   1,561,440
              Series 2004-KEY Class A2,
              4.166%, 08/12/2039 (a)
   2,850,000  Morgan Stanley Capital I,                               2,802,547
              Series 2005-T17 Class A5,
              4.78%, 12/13/2041 (a)
   3,745,000  Morgan Stanley Capital I,                               3,786,457
              Series 2005-HQ5 Class A4,
              5.168%, 01/14/2042 (a)
   2,520,000  Bear Stearns Commercial                                 2,505,384
              Mortgage Securities Inc.,
              Series 2005-T18 Class A4,
              4.933%, 02/13/2042 (a)
   1,900,000  Banc of America Commercial                              1,858,390
              Mortgage Inc., Series 2004-4 Class A3,
              4.128%, 07/10/2042 (a)
   2,620,000  Greenwich Capital Commercial                            2,567,155
              Funding Corp., Series 2005-GG3 Class A2,
              4.305%, 08/10/2042 (a)
   2,085,000  JP Morgan Chase Commercial                              2,080,350
              Mortgage Securities, Series
              2005-LDP3 Class A2,
              4.851%, 08/15/2042 (a)
   3,175,000  Merrill Lynch Mortgage Trust,                           3,167,126
              Series 2005-MKB2 Class A2,
              4.806%, 09/12/2042 (a)
   1,945,000  JP Morgan Chase Commercial                              1,935,625
              Mortgage Securities, Series
              2005-LDP4 Class A2,
              4.79%, 10/15/2042 (a)
   2,650,000  Banc of America Commercial                              2,656,864
              Mortgage Inc., Series 2005-1 Class A3,
              4.877%, 11/10/2042 (a)
   2,565,000  Banc of America Commercial                              2,499,926
              Mortgage Inc., Series 2004-6 Class A2,
              4.161%, 12/10/2042 (a)
   2,370,000  GE Capital Commercial Mortgage                          2,364,952
              Corp., Series 2005-C3 Class A3FX,
              4.863%, 07/10/2045 (a)
   1,555,000  Morgan Stanley Capital I,                               1,499,378
              Series 2004-T13 Class A2,
              3.94%, 09/13/2045 (a)
   2,665,000  JP Morgan Chase Commercial                              2,639,309
              Mortgage Securities, Series
              2005-LDP1 Class A2,
              4.625%, 03/15/2046 (a)
   2,620,000  JP Morgan Chase Commercial                              2,621,153
              Mortgage Securities, Series
              2005-LDP1 Class A4,
              5.038%, 03/15/2046 (a)
                                                                  --------------
Total Commercial Mortgage-Backed Securities(Cost $56,669,460)        56,126,058
                                                                  --------------
================================================================================
U.S. DOLLAR SOVEREIGN DEBT:                                                1.55%
--------------------------------------------------------------------------------
   1,470,000  Republic of Peru,                                       1,558,200
              7.35%, 07/21/2025 (a)
   3,110,000  Russian Federation,                                     3,573,390
              5.00%, 03/31/2030 (a)
   1,530,000  United Mexican States,                                  1,774,800
              7.50%, 04/08/2033 (a)
   2,595,000  Brazil (Republic of),                                   3,178,875
              11.00%, 08/17/2040,
              Callable 08/17/2015 @ 100.00 (a)
                                                                  --------------
Total U.S. Dollar Sovereign Debt(Cost $9,203,537)                    10,085,265
                                                                  --------------
================================================================================
NON U.S. DOLLAR SOVEREIGN DEBT:                                            3.59%
--------------------------------------------------------------------------------
  84,065,000  Sweden (Kingdom of), Series 1043,                      11,693,417
              5.00%, 01/28/2009 (a)
   8,605,000  France (Govt of),                                      11,647,881
              5.00%, 04/25/2012 (a)
                                                                  --------------
Total Non U.S. Dollar Sovereign Debt(Cost $23,822,337)               23,341,298
                                                                  --------------
================================================================================
SHORT-TERM INVESTMENTS:                                                   21.19%
--------------------------------------------------------------------------------
Commercial Paper:                                                         3.07%
  20,000,000  Rabobank Financial Corp.,                              19,995,689
              3.39%, 10/03/2005 (e)
                                                                  --------------
Total Commercial Paper (Cost $19,995,689)                            19,995,689
                                                                  --------------
 U.S. Government Sponsored Agency Obligations:                            18.08%
 116,700,000  Federal Home Loan Banks,                              116,679,383
              0.00%, 10/03/2005 (e)
   1,000,000  Federal National Mortgage                                 993,765
              Association,
              0.00%, 12/02/2005 (e)(f)
                                                                  --------------
Total U.S. Government Sponsored Agency
Obligations (Cost $117,673,148)                                     117,673,148
                                                                  --------------
U.S. Treasury Bill:                                                        0.04%
     250,000  0.00%, 12/08/2005 (f)(g)                                  248,384
                                                                  --------------
Total U.S. Treasury Bill (Cost $248,384)                                248,384
                                                                  --------------
Total Short-Term Investments(Cost $137,917,221)                     137,917,221
                                                                  --------------
================================================================================
INVESTMENT SUMMARY
--------------------------------------------------------------------------------
Total Investments (Cost $712,447,750) (h)      109.33%            $ 711,652,949
Cash and Other Assets, Less Liabilities         (9.33)              (60,737,758)
                                               -------            --------------
Net Assets (Equivalent to $15.25 per
share based on 42,673,898 shares of
capital stock outstanding)                     100.00%            $ 650,915,191
                                               =======            ==============


--------------------------------------------------------------------------------
20     Sanford C. Bernstein Fund, Inc. -- 2005 Annual Report

===================================================================================================================================
CREDIT DEFAULT SWAP CONTRACTS
-----------------------------------------------------------------------------------------------------------------------------------
Swap Counterparty &                                   Notional        Interest                              Unrealized/Appreciation
Referenced Obligation                                  Amount           Rate         Termination Date             (Depreciation)
-----------------------------------------------------------------------------------------------------------------------------------
Buy Contracts
JP Morgan Chase
Dow Jones High Volume, 4.00%, 06/20/2010              19,000,000        0.90%          06/20/2010                  $  (176,154)

JP Morgan Chase
Dow Jones High Volume, 4.00%, 06/20/20               106,000,000        0.90%          06/20/2010                       47,133

===================================================================================================================================
FORWARD EXCHANGE CURRENCY CONTRACTS
-----------------------------------------------------------------------------------------------------------------------------------
                                             Contract Amount       U.S. $ Value on          U.S. $         Unrealized Appreciation/
                                                  (000)            Origination Date      Current Value          (Depreciation)
-----------------------------------------------------------------------------------------------------------------------------------
Purchase Contract
Mexican Peso       Settling 10/20/2005           62,737            $  5,781,873          $  5,813,565             $  31,692

Sale Contracts

Mexican Peso       Settling 10/20/2005           62,737               5,775,858             5,813,565               (37,707)
Swedish Krona      Settling 10/24/2005           93,479              12,344,269            12,073,366               270,903
Euro Currency      Settling 10/28/2005            9,802              11,917,633            11,796,643               120,990

===================================================================================================================================
FINANCIAL FUTURES CONTRACTS
-----------------------------------------------------------------------------------------------------------------------------------
                                  Number of        Expiration         Original           Value at          Unrealized Appreciation
Type                              Contracts          Month             Value        September 30, 2005          (Depreciation)
-----------------------------------------------------------------------------------------------------------------------------------
Purchase Contracts

Federal Republic of Germany         140          December 2005      $20,733,388        $20,616,765             $ (116,623)
Bond 10 Yr Futures

Japan Government Bonds               10          December 2005       12,292,349         12,125,617               (166,732)
10 Yr Futures

Sale Contract

U.S. Treasury Note                  171          December 2005       19,031,527         18,796,641                234,886
10 Yr Futures
                                                                                                               -----------
                                                                                                               $  (48,469)
                                                                                                               ===========

--------------------------------------------------------------------------------
(a) Positions, or portion thereof, with an aggregate market value of $466,503,607 have been segregated to collateralize open forward exchange currency contracts.
(b)   Variable rate coupon, rate shown as of September 30, 2005.
(c)   When-issued security.
(d) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2005, the aggregate market value of these securities amounted to $23,253,557 or 3.57% of net assets.
(e) Represents entire or partial position segregated as collateral for TBA securities.
(f) Represents entire or partial position segregated as collateral for open futures contracts.
(g) Represents entire or partial position segregated as collateral for credit default swaps.
(h) At September 30, 2005, the cost basis of investment securities for tax purposes was $712,670,156. Gross unrealized appreciation of investments was $3,669,991 and gross unrealized depreciation of investments was $4,687,197, resulting in net unrealized depreciation of $1,017,206 (excluding swap and futures transactions).

      Explanation of abbreviation:
      TBA--To Be Announced

See Notes to Financial Statements.




Schedule of Investments -- Intermediate Duration Institutional Portfolio      21

SCBMFANNTAX0905

ITEM 2.  CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors Irwin Engelman and Rosalie J. Wolf qualify as audit committee financial experts.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm PricewaterhouseCoopers LLP, for the Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

                                                       Audit-Related
                                         Audit Fees        Fees         Tax Fees
--------------------------------------------------------------------------------
U.S. Government                2004       $  2,240       $    898       $  2,026
Short Duration                 2005       $  1,796       $    110       $  3,007
Portfolio

Short Duration                 2004       $ 18,690       $  6,236       $ 11,113
Plus Portfolio                 2005       $ 17,407       $  2,540       $  6,815

Intermediate Duration          2004       $ 65,313       $ 14,296       $ 43,079
Portfolio                      2005       $ 69,603       $  4,058       $ 33,819

Short Duration                 2004       $  5,903       $  1,101       $  4,808
New York Municipal             2005       $  2,561       $    153       $  3,319
Portfolio

Short Duration                 2004       $  1,667       $    832       $  1,538
California Municipal           2005       $  1,301       $     80       $  2,770
Portfolio

Short Duration                 2004       $  2,936       $    914       $    970
Diversified Municpal           2005       $  5,302       $    317       $  4,678
Portfolio

New York Municipal             2004       $ 34,909       $  5,701       $ 24,918
Portfolio                      2005       $ 33,157       $  3,087       $ 14,891

California Municipal           2004       $ 26,537       $  6,532       $ 17,661
Portfolio                      2005       $ 27,026       $  2,314       $ 11,783

Diversified Municipal          2004       $ 69,400       $  9,314       $ 51,954
Portfolio                      2005       $ 68,130       $  7,038       $ 31,191

Tax-Managed                    2004       $108,848       $ 11,280       $ 80,329
International                  2005       $128,312       $ 11,145       $ 58,212
Portfolio

International                  2004       $ 54,756       $  7,399       $ 39,939
Portfolio                      2005       $ 63,312       $  5,175       $ 29,470

Emerging Markets               2004       $ 28,801       $  2,778       $ 23,490
Portfolio                      2005       $ 36,093       $  2,143       $ 20,571

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent auditors. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) - (c) are for services pre-approved by the Fund's Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70 ("Service Affiliates"):

                                                             Total Amount of
                                                            Foregoing Column
                                                           Pre-approved by the
                                    All Fees for             Audit Committee
                                 Non-Audit Services       (Portion Comprised of
                                   Provided to the         Audit Related Fees)
                               Portfolio, the Adviser      (Portion Comprised
                               and Service Affiliates         of Tax Fees)
                               ----------------------     ----------------------
U.S. Government         2004        $  732,992                 [$  2,924]
Short Duration                                                 ($    898)
Portfolio                                                      ($  2,026)
                        2005        $  982,011                 [$  3,117]
                                                               ($    110)
                                                               ($  3,007)
Short Duration          2004        $  747,417                 [$ 17,349]
Plus Portfolio                                                 ($  6,236)
                                                               ($ 11,113)
                        2005        $  988,249                 [$  9,355]
                                                               ($  6,815)
                                                               ($  2,540)
Intermediate Duration   2004        $  787,443                 [$ 57,375]
Portfolio                                                      ($ 14,296)
                                                               ($ 43,079)
                        2005        $1,016,771                 [$ 37,877]
                                                               ($  4,058)
                                                               ($ 33,819)
Short Duration          2004        $  735,977                 [$  5,909]
New York Municipal                                             ($  1,101)
Portfolio                                                      ($  4,808)
                        2005        $  982,366                 [$  3,472]
                                                               ($    153)
                                                               ($  3,319)
Short Duration          2004        $  732,438                 [$  2,370]
California Municipal                                           ($    832)
Portfolio                                                      ($  1,538)
                        2005        $  981,744                 [$  2,850]
                                                               (      80)
                                                               ($  2,770)
Short Duration          2004        $  731,952                 [$  1,884]
Diversified Municipal                                          ($    914)
Portfolio                                                      ($    970)
                        2005        $  983,889                 [$  4,995]
                                                               (     317)
                                                               ($  4,678)
New York Municipal      2004        $  760,687                 [$ 30,619]
Portfolio                                                      ($  5,701)
                                                               ($ 24,918)
                        2005        $  996,872                 [$ 17,978]
                                                               ($  3,087)
                                                               ($ 14,891)
California Municipal    2004        $  754,261                 [$ 24,193]
Portfolio                                                      ($  6,532)
                                                               ($ 17,661)
                        2005        $  992,991                 [$ 14,097]
                                                               ($  2,314)
                                                               ($ 11,783)
Diversified Municipal   2004        $  791,336                 [$ 61,268]
Portfolio                                                      ($  9,314)
                                                               ($ 51,954)
                        2005        $1,017,123                 [$ 38,229]
                                                               ($  7,038)
                                                               ($ 31,191)
Tax-Managed             2004        $  821,677                 [$ 91,609]
International                                                  ($ 11,280)
Portfolio                                                      ($ 80,329)
                        2005        $1,048,251                 [$ 69,357]
                                                               ($ 11,145)
                                                               ($ 58,212)
International           2004        $  777,406                 [$ 47,338]
Portfolio                                                      ($  7,399)
                                                               ($ 39,939)
                        2005        $1,013,539                 [$ 34,645]
                                                               ($  5,175)
                                                               ($ 29,470)
Emerging Markets        2004        $  756,336                 [$ 26,268]
Portfolio                                                      ($  2,778)
                                                               ($ 23,490)
                        2005        $1,001,609                 [$ 22,714]
                                                               ($  2,143)
                                                               ($ 20,571)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent auditor to the Adviser and Service Affiliates is compatible with maintaining the auditor's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

         EXHIBIT NO.      DESCRIPTION OF EXHIBIT

         12 (a) (1)       Code of Ethics that is subject to the disclosure of
                          Item 2 hereof

         12 (b) (1)       Certification of Principal Executive Officer Pursuant
                          to Section 302 of the Sarbanes-Oxley Act of 2002

         12 (b) (2)       Certification of Principal Financial Officer Pursuant
                          to Section 302 of the Sarbanes-Oxley Act of 2002

         12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Sanford C. Bernstein Fund, Inc.

By:      /s/ Roger Hertog
         Roger Hertog
         President

Date:    November 29, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Roger Hertog
         Roger Hertog
         President

Date:    November 29, 2005

By:      /s/ Mark D. Gersten
         Mark D. Gersten
         Treasurer and Chief Financial Officer

Date:    November 29, 2005

00250.0073 #462870v4